UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2368

Name of Registrant: Vanguard Fixed Income Securities Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2010 – July 31, 2010

Item 1: Reports to Shareholders

Vanguard U.S. Government Bond Funds
Semiannual Report

July 31, 2010

Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard GNMA Fund
Vanguard Long-Term Treasury Fund

> For the six months ended July 31, 2010, returns for the Vanguard U.S. Government Bond Funds ranged from about 2% for the Short-Term Treasury Fund and the Short-Term Federal Fund to about 10% for the Long-Term Treasury Fund.

> The funds were a few steps behind their respective benchmark indexes but turned in a mixed performance when compared with the average returns of peer-group funds.

> Concern over possible sovereign-debt defaults in Europe and a slowdown in an already subpar U.S. economic recovery boosted demand for Treasury and GNMA securities.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	10
Short-Term Treasury Fund.	14
Short-Term Federal Fund.	27
Intermediate-Term Treasury Fund.	41
GNMA Fund.	53
Long-Term Treasury Fund.	68
About Your Fund’s Expenses.	79
Trustees Approve Advisory Arrangements.	82
Glossary.	84

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended July 31, 2010
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.49%	0.63%	1.02%	1.65%
Admiral™ Shares	0.61	0.69	1.02	1.71
Barclays Capital U.S. 1–5 Year Treasury Bond
Index				2.56
Short-Term U.S. Treasury Funds Average				1.33
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Vanguard Short-Term Federal Fund
Investor Shares	0.97%	0.85%	1.47%	2.32%
Admiral™ Shares	1.09	0.92	1.47	2.39
Barclays Capital U.S. 1–5 Year Government
Bond Index				2.46
1–5 Year Government Funds Average				2.51
1–5 Year Government Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Treasury Fund
Investor Shares	1.84%	1.46%	4.36%	5.82%
Admiral™ Shares	1.96	1.53	4.36	5.89
Barclays Capital U.S. 5–10 Year Treasury Bond
Index				7.29
General U.S. Treasury Funds Average				8.13

General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

1

Your Fund’s Total Returns

Six Months Ended July 31, 2010
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard GNMA Fund
Investor Shares	3.02%	1.65%	3.40%	5.05%
Admiral™ Shares	3.14	1.71	3.40	5.11
Barclays Capital U.S. GNMA Bond Index				5.15
GNMA Funds Average				4.65
GNMA Funds Average: Derived from data provided by Lipper Inc.
Vanguard Long-Term Treasury Fund
Investor Shares	3.54%	2.25%	7.74%	9.99%
Admiral™ Shares	3.66	2.32	7.74	10.06
Barclays Capital U.S. Long Treasury Bond
Index				10.42
General U.S. Treasury Funds Average				8.13

General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2

Your Fund’s Performance at a Glance

January 31, 2010, Through July 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.81	$10.87	$0.067	$0.049
Admiral Shares	10.81	10.87	0.074	0.049
Vanguard Short-Term Federal Fund
Investor Shares	$10.81	$10.93	$0.091	$0.038
Admiral Shares	10.81	10.93	0.098	0.038
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.28	$11.72	$0.159	$0.049
Admiral Shares	11.28	11.72	0.166	0.049
Vanguard GNMA Fund
Investor Shares	$10.76	$11.08	$0.173	$0.044
Admiral Shares	10.76	11.08	0.179	0.044
Vanguard Long-Term Treasury Fund
Investor Shares	$11.15	$11.99	$0.236	$0.021
Admiral Shares	11.15	11.99	0.243	0.021

3

Chairman’s Letter

Dear Shareholder,

Investors sought safe havens during the six months ended July 31, 2010, as concern mounted over the subpar economic recovery in the United States and the threat of defaults by some European nations. Stocks were especially volatile as these events unfolded.

The multipronged anxiety helped lift demand for Vanguard’s U.S. Government Bond Funds. Vanguard GNMA Fund got an additional boost from investors’ search for attractive yields as Federal Reserve policy continued to weigh down shorter-term interest rates.

As you might expect, returns for Vanguard’s Treasury funds paralleled their maturities: Vanguard Short-Term Treasury Fund returned about 2%; Vanguard Intermediate-Term Treasury Fund, about 6%; and Vanguard Long-Term Treasury Fund, about 10%. Vanguard Short-Term Federal Fund, which blends government-agency issues (about 80% of assets as of July 31) with Treasury and government mortgage-backed securities, returned about 2%. The GNMA Fund returned about 5%.

As greater demand raised bond prices, the 30-day SEC yields of the three Treasury funds and the Short-Term Federal Fund declined, since bond prices and yields move inversely. Running counter to the

4

trend was the GNMA Fund. Its yield for Investor Shares rose from 2.53% on January 31 to 3.02% on July 31. Rather than rising yields on GNMA securities, the increase reflected the advisor’s decision to reduce its exposure to TBA (to be announced) securities, which pay no current income and thus reduce the SEC yield. These securities represent an agreement to buy mortgage-backed securities 30 to 180 days in the future.

High-quality bonds rallied amid the search for safety
Sovereign-debt fears, turmoil in the stock markets, and mixed economic signals drove bond prices higher, and yields lower, during the period as investors sought safety in high-quality government and corporate bonds. At the start of the period, the yield of the benchmark 10-year U.S. Treasury note stood at 3.61%. By the end it had dipped to 2.91%, and rates on home-mortgage loans were at their lowest levels since the 1950s.

Rising prices led to strong six-month returns in both the taxable and municipal bond markets. The returns from money market instruments, by contrast, remained vanishingly small. Yields have hovered near 0% since late 2008, when the Federal Reserve Board set its target for short-term interest rates between 0% and 0.25%.

Stock markets moved higher, but the journey was tense
Global stock markets emerged from a turbulent six-month stretch with respectable single-digit gains. Prices

Market Barometer
			Total Returns
		Periods Ended July 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.85%	8.91%	5.96%
Barclays Capital Municipal Bond Index	4.06	9.15	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.12	2.58

Stocks
Russell 1000 Index (Large-caps)	3.84%	14.51%	0.02%
Russell 2000 Index (Small-caps)	8.79	18.43	0.47
Dow Jones U.S. Total Stock Market Index	4.48	15.36	0.45
MSCI All Country World Index ex USA (International)	2.26	10.12	4.89

CPI
Consumer Price Index	0.61%	1.24%	2.21%

5

rallied in early spring, buoyed by rapid growth in corporate earnings, but fell sharply in May and June as Europe’s sovereign debt crisis took center stage. Concern that Greece might default on its debt sparked anxiety that other Eurozone countries with shaky economies might follow suit and that the tensions between stronger and weaker nations could potentially drive the Eurozone apart.

In the United States, signs that the economic recovery might be sputtering also dampened investor spirits. By the end of the period, however, stock markets had recouped the previous months’ losses as corporate bellwethers continued to report strong profits and the European debt situation seemed to be resolved for the moment, brightening investors’ moods.

For the six months, the U.S. stock market returned more than 4%. Smaller-company stocks, less exposed to global turmoil than large-cap multinationals, returned about 9%. International stocks finished the period with a modestly positive return, as strong performance from emerging markets compensated for weaker returns in Europe.

A dark cloud, partially lifted
The start of the fiscal period was a lackluster time for the Vanguard U.S. Government Bond Funds. By the spring, however, amid concern over Europe and

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.22%	0.12%	0.49%
Short-Term Federal Fund	0.22	0.12	0.89
Intermediate-Term Treasury Fund	0.25	0.12	0.55
GNMA Fund	0.23	0.13	0.98
Long-Term Treasury Fund	0.25	0.12	0.55

The fund expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the funds’ annualized expense ratios were: for the Short-Term Treasury Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.23% for Investor Shares and 0.11% for Admiral Shares; for the Long-Term Treasury Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2009.

Peer groups: For the Short-Term Treasury Fund, Short-Term Treasury Funds; for the Short-Term Federal Fund, 1–5 Year Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

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pessimistic U.S. economic reports, the funds’ returns began climbing as a traditional “flight to quality” from risky assets took place. As the period drew to a close, the immediate source of European stress had been alleviated, and government bond returns moderated.

Among the Government Bond Funds, the Intermediate-Term Treasury Fund and the Long-Term Treasury Fund posted the period’s highest overall returns—about 6% and 10%, respectively, which also bested the performance of the broad stock and taxable bond markets. Needless to say, six month returns of this magnitude are unusual and an unreasonable basis for long-term expectations. The Short-Term Treasury and Short-Term Federal Funds each returned about 2%. (During the period, the Short-Term Federal Fund’s mandate changed slightly—see the Investment insight box on page 8.)

The Treasury funds and Short-Term Federal Fund trailed their benchmarks, mainly because of differences between the “duration,” or sensitivity to interest rates of the funds and their benchmarks. The funds’ durations were slightly lower, a strategic move aimed at curbing price declines during periods of rising interest rates. The immediate effect in the period’s declining yield environment was to reduce returns relative to the benchmarks.

The GNMA Fund returned about 5% for the six-month period. As with Treasuries, the fund benefited from investors’ flight from riskier assets. Investors were also

Yields
	30-Day SEC Yields on
	January 31,	July 31,
Bond Fund (Investor Shares)	2010	2010
Short-Term Treasury	0.90%	0.49%
Short-Term Federal	1.42	0.97
Intermediate-Term Treasury	2.65	1.84
GNMA	2.53	3.02
Long-Term Treasury	4.13	3.54

7

drawn to its relatively attractive yield (3.02% as of July 31) at a time of generally low yields.

As of July 31, most of the fund’s assets consisted of GNMA securities—pools of residential mortgages (created by mortgage bankers, for example) with federal government backing for the timely payment of principal and interest (at least 80% of the fund’s assets must be in GNMAs). For further diversification, the fund’s advisor has added mortgage-backed securities issued by government-sponsored Fannie Mae and Freddie Mac.

In March, the Federal Reserve ended its 15-month program aimed at stabilizing the housing market and lowering mortgage rates, in which it bought $1.25 trillion of mortgage-backed securities. In response to the Fed’s buying program, the fund’s advisor engaged in a “barbell” strategy, limiting the fund’s exposure to the securities targeted by the Fed (with coupon interest payments in the 5% to 5.5% range), which, in the advisor’s view, had become overvalued. Instead, the advisor concentrated on GNMAs with higher or lower coupons.

The emphasis on higher-coupon mortgage-backed securities allowed the fund to benefit from a correspondingly higher level of interest income. Although higher-rate mortgages have traditionally been refinanced by homeowners during periods

Investment insight

What’s GE doing in the Short-Term Federal Fund?
If you take a close look at the portfolio holdings of Vanguard Short-Term Federal
Fund, you’ll see what may appear to be some unusual entries: short-term bonds issued by companies as varied as General Electric’s finance arm, Citigroup, and the
U.S. Central Federal Credit Union. The bonds represented about 3% of the fund’s portfolio as of July 31.

Although these are private-sector bonds, the fund’s strategy of investing in U.S.
government and government-related securities hasn’t essentially changed. That’s because payment of the new bonds’ principal and interest is guaranteed by a federal agency, the Federal Deposit Insurance Corporation (FDIC), and the fund’s investment strategy was broadened to include short-term debt guaranteed (even if not issued) by governmental entities. These securities were issued under the
Temporary Liquidity Guarantee Program sponsored by the FDIC, one of the government’s initiatives aimed at expanding bond market liquidity to help ease the financial crisis and economic slump.

8

of declining interest rates, in these untraditional times, the refinancing wave hasn’t occurred.

Diversification is a key counter to financial market volatility
The financial markets are arenas of high uncertainty, a reality displayed in bold relief by the events of the past few years in the United States and abroad. It’s safe to say that the world economy may bring continued volatility. More certain, however, is that the unpredictable economic developments and financial market uncertainty of recent years underscore the wisdom of sticking with a long-term plan, one that is tailored to your goals and risk tolerance and that emphasizes diversification. A broad asset mix can help spare you the worst of the markets’ financial traumas, while allowing you to participate in their recovery and growth. The Vanguard U.S. Government Bond Funds can play an important role in such a portfolio.

On another matter, I would like to note that Michael F. Garrett of Wellington Management Company will manage the GNMA Fund. Mike, of course, is no stranger. He and Tom Pappas, who is stepping down, have had a long and successful history of working together on the fund.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 11, 2010

9

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

For the six months ended July 31, returns for Investor Shares of the U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from 1.65% for the Short-Term Treasury Fund to 9.99% for the Long-Term Treasury Fund. All of the funds trailed their benchmark indexes. Compared with the average returns for their respective peer groups, the Short- and Long-Term Treasury Funds outperformed and the Short-Term Federal Fund and Intermediate-Term Treasury Fund lagged.

The investment environment
The economy appeared to transition to a self-sustaining recovery in the second half of 2009, which kept Treasury yields fairly range-bound during that period. The exception was at the long end of the yield curve, where the U.S. Treasury increased the supply of 10- and 30-year bonds. As a result, the portion of the yield curve between 10- and 30-year securities got steeper.

In 2010, conditions shifted and Treasury market yields declined, owing to European sovereign risk, a correction in the equity markets, and the lack of momentum in the economic data. Two-year yields, which reached a high for the period of 1.17% in early April, fell to a low of only 0.55% at the end of the period. Persistently low rates at the front end of the yield curve caused investors to move into longer-dated securities for additional yield. This forced the spread between 2- and 5-year Treasuries to flatten from 152 basis points at the start of the period to 105 at the end.

Yields of U.S. Treasury Bonds
	January 31,	July 31,
Maturity	2010	2010
2 years	0.83%	0.55%
3 years	1.37	0.83
5 years	2.35	1.60
10 years	3.61	2.91
30 years	4.51	3.98
Source: Vanguard.

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Some members of the Federal Open Market Committee (FOMC) may remain uncomfortable with the federal funds rate near zero and the Federal Reserve’s balance sheet bulging with agency and mortgage-backed debt (the result of a massive program of purchases, which ended on March 31, aimed at supporting the housing market). However, the tone from more hawkish members of the FOMC has grown noticeably softer in the current environment of stubbornly high joblessness, nearly nonexistent inflation, and moderated growth.

Unless the market’s fears of deflation, a double-dip recession, and large-scale quantitative easing are realized, it seems unlikely that rates can remain this low for an extended period.

Management of the Treasury funds and Short-Term Federal Fund
For the Short-Term, Intermediate-Term, and Long-Term Treasury Funds, we positioned each fund’s duration (a measure of interest rate sensitivity) to take advantage of the higher interest rates that would be expected as economic conditions improved. In each fund, we implemented our strategy through a bullet structure, which concentrates holdings in discrete portions of the yield curve. Instead of rising, yields of Treasury securities declined as the economic recovery stalled—putting any inclination on the part of the Fed to raise interest rates on hold—and as the European sovereign-debt crisis triggered demand for the perceived safety of Treasuries. We responded by gradually adjusting our positioning to reduce the impact on the portfolios of falling yields and prepare for an eventual rise in rates. However, the Treasury funds under-performed their benchmarks during the period.

With the Fed on hold, and the resulting lower volatility in interest rates, the Short-Term Federal Fund’s overweighting in callable agency bonds proved profitable. We also added modest value through an overweight position in the relatively new FDIC-guaranteed securities (issued under the government’s Temporary Liquidity Guarantee Program, a response to the 2008 financial crisis). We deemphasized lower-coupon mortgage-backed securities because of their rich valuations while modestly favoring higher-coupon mortgage-backed securities for their tame prepayment speeds, among other reasons.

Looking ahead, we expect that agency bonds will continue to trade tight to Treasury securities until 2012 because of the Treasury’s line-of-credit backing for both Fannie Mae and Freddie Mac and the government’s continued support of the housing market. As Fannie’s and Freddie’s future is debated, we expect volatility in spreads and exposure to “headline risk,” a negative atmosphere that focuses on the downside.

Kenneth E. Volpert, CFA
Principal and Head of Taxable Bond Group
David R. Glocke, Principal
Ronald M. Reardon, Principal
Vanguard Fixed Income Group
August 13, 2010

11

For the GNMA Fund

For the six months ended July 31, Vanguard GNMA Fund returned 5.05% for Investor Shares and 5.11% for Admiral Shares, slightly behind the return of its benchmark index and ahead of the average return of competing funds.

The investment environment
After decided strength in the equity market, a risk rally in credit markets, and a calm period in Treasuries for the first few months of the year, the latter part of the fiscal period looked very different. Three worries occupied markets: contagion risk from the Greek crisis, uncertainty about the package of financial regulations being hammered out in Congress, and the health of the global economy.

Markets retreated and the conversation shifted dramatically from fears of inflation to fears of deflation as investors grappled with an ugly reality: Intense deleveraging by highly indebted countries was necessary to establish market confidence in their solvency. This deleveraging hurt the already fragile confidence of market participants.

As a result, risk aversion increased and most credit sectors in fixed income underperformed. The performance of high-yield bonds is illustrative—earlier in the period, these bonds outperformed Treasuries by 3.5 percentage points. Later in the period, they more than retraced these gains. Treasuries rallied and the yield curve flattened significantly as investors sought the securities’ full faith and credit protection. GNMAs benefited from this desire to own government-guaranteed debt. For the six-month period, the 10-year Treasury yield declined by 70 basis points (0.70 percentage point); the spread between 2- and 10-year Treasury notes decreased by 42 basis points as inflationary concerns diminished. This would typically lead to increases in prepayments and GNMA underperformance, but tight underwriting standards and demand led to a 5.15% return for the index and about the same for the portfolio.

Throughout the six-month period, the Federal Reserve held its already low target rates steady at 0%–0.25%, and interest rate volatility remained contained despite the significant decrease in Treasury yields. The conclusion of the Fed’s agency mortgage-purchase program at the end of March did not cause widening in mortgage spreads. Rather, agency mortgages benefited from another program announced in early February, in which Fannie Mae and Freddie Mac buy out mortgage loans from mortgage-backed securities guaranteed by them that are 120 days or more delinquent. This $200 billion in buyouts is treated as prepayments to investors and has forced some investors to reinvest cash flows. The resulting increased investor demand for higher-quality assets during the first half of the year supported the performance of the fund.

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Fund successes
The fund continues to produce an attractive return compared with short-term alternatives. Its security selection has largely helped returns. The goal of this process is to pick bonds for the long term to help lend stability to the fund’s cash flow profile.

Fund shortfalls
The generally defensive stance we have maintained in duration hurt the fund’s return as the European crisis and talk about deflation helped rates to decline.

Fund positioning
Mortgage securities’ prices are close to their historical highs. The driving force behind this has been a lack of refinancing into lower mortgage rates by homeowners. This has not been a voluntary decision: Qualifying for a new mortgage or refinancing is currently very difficult. Economic conditions have increased unemployment, and underwriters’ lending standards are extremely conservative. We do believe that further price gains will be difficult to achieve and that policymakers will work diligently to increase the availability of mortgage financing. This will increase prepayments and reduce returns for investors.

It is with this in mind that we maintain positions in Treasuries and Fannie and Freddie mortgage-backed securities. We seek to diversify our prepayment risk and to take advantage of the opportunity afforded to us by the historically steep yield curve. We have been doing this by adding assets that benefit from the steep yield curve, and through security selection and structure we will continue our quest to purchase assets that protect investors in the fund from the effects of prepayments.

Michael F. Garrett
Senior Vice President, Fixed Income
Portfolio Manager
Wellington Management Company,

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Short-Term Treasury Fund

Fund Profile
As of July 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFISX		VFIRX
Expense Ratio[1]	0.22%		0.12%
30-Day SEC Yield	0.49%		0.61%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	45	95	8,191
Yield to Maturity
(before expenses)	0.6%	0.8%	2.6%
Average Coupon	1.7%	2.2%	4.4%
Average Duration	2.2 years	2.7 years	4.1 years
Average Effective
Maturity	2.3 years	2.8 years	6.3 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			99.6%
Short-Term Reserves			0.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.89	0.34
Beta	0.76	0.33

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	11.7%
1 - 3 Years	57.7
3 - 5 Years	28.3
5 - 7 Years	2.3

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratios were 0.22% for Investor Shares and 0.10% for Admiral Shares.

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Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	6.33%	4.12%	10.45%	10.55%
2002	5.05	1.88	6.93	7.37
2003	3.98	3.43	7.41	7.17
2004	2.56	0.18	2.74	2.55
2005	2.64	-1.79	0.85	0.95
2006	3.20	-1.34	1.86	1.46
2007	4.30	-0.48	3.82	3.83
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	0.63	1.02	1.65	2.56
Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	3.10%	4.52%	3.47%	1.36%	4.83%
Admiral Shares	2/13/2001	3.21	4.65	3.42[1]	1.12[1]	4.54[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

15

Short-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.3%)
U.S. Government Securities (98.8%)
United States Treasury Note/Bond	0.875%	4/30/11	450,000	451,971
United States Treasury Note/Bond	1.125%	6/30/11	300,000	302,202
United States Treasury Note/Bond	1.000%	7/31/11	375,000	377,404
United States Treasury Note/Bond	1.000%	9/30/11	45,000	45,330
United States Treasury Note/Bond	4.500%	9/30/11	100,000	104,797
United States Treasury Note/Bond	1.000%	10/31/11	250,000	251,915
United States Treasury Note/Bond	4.625%	10/31/11	20,000	21,063
United States Treasury Note/Bond	0.750%	11/30/11	320,000	321,501
United States Treasury Note/Bond	4.500%	11/30/11	192,000	202,500
United States Treasury Note/Bond	1.125%	12/15/11	346,300	349,763
United States Treasury Note/Bond	1.000%	12/31/11	400,000	403,376
United States Treasury Note/Bond	4.625%	12/31/11	121,500	128,771
United States Treasury Note/Bond	1.125%	1/15/12	180,000	181,829
United States Treasury Note/Bond	0.875%	1/31/12	68,000	68,446
United States Treasury Note/Bond	0.875%	2/29/12	100,000	100,656
United States Treasury Note/Bond	1.375%	5/15/12	60,000	60,919
United States Treasury Note/Bond	0.625%	6/30/12	290,000	290,452
United States Treasury Note/Bond	0.625%	7/31/12	115,000	115,162
United States Treasury Note/Bond	1.750%	8/15/12	240,000	245,813
United States Treasury Note/Bond	1.375%	10/15/12	55,000	55,928
United States Treasury Note/Bond	1.375%	11/15/12	42,000	42,709
United States Treasury Note/Bond	1.375%	1/15/13	72,000	73,204
United States Treasury Note/Bond	1.750%	4/15/13	350,000	359,352
United States Treasury Note/Bond	1.000%	7/15/13	180,000	180,900
United States Treasury Note/Bond	3.125%	9/30/13	115,000	123,068
United States Treasury Note/Bond	2.000%	11/30/13	338,500	350,083
United States Treasury Note/Bond	1.500%	12/31/13	98,000	99,715
United States Treasury Note/Bond	1.750%	1/31/14	150,000	153,845
United States Treasury Note/Bond	1.875%	2/28/14	137,000	141,003
United States Treasury Note/Bond	1.750%	3/31/14	120,000	122,906
United States Treasury Note/Bond	1.875%	4/30/14	100,000	102,797
United States Treasury Note/Bond	2.250%	5/31/14	30,000	31,261
United States Treasury Note/Bond	2.625%	6/30/14	30,000	31,664
United States Treasury Note/Bond	2.625%	7/31/14	120,000	126,600
United States Treasury Note/Bond	2.375%	8/31/14	195,000	203,715
United States Treasury Note/Bond	2.375%	9/30/14	125,000	130,566
United States Treasury Note/Bond	2.375%	10/31/14	60,000	62,597

16

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 United States Treasury Note/Bond	2.250%	1/31/15	150,000	155,414
United States Treasury Note/Bond	4.125%	5/15/15	100,000	112,031
United States Treasury Note/Bond	1.750%	7/31/15	160,000	161,150
				6,844,378
Agency Bonds and Notes (0.5%)
2 Overseas Private Investment Corp.	7.450%	12/15/10	1,364	1,396
Private Export Funding Corp.	6.070%	4/30/11	29,000	30,231
				31,627
Conventional Mortgage-Backed Securities (0.0%)
2,3 Fannie Mae Pool	7.000%	11/1/15–3/1/16	837	907
2,3 Freddie Mac Gold Pool	5.500%	4/1/16–5/1/16	405	441
2,3 Freddie Mac Gold Pool	7.000%	9/1/15–1/1/16	274	299
				1,647
Total U.S. Government and Agency Obligations (Cost $6,780,681)				6,877,652
Temporary Cash Investment (0.2%)
Repurchase Agreement (0.2%)
BNP Paribas Securities Corp.
(Dated 7/30/10, Repurchase
Value $14,174,000, collateralized
by U.S. Treasury Inflation Adjusted
Note 2.000%, 1/15/14) (Cost $14,174)	0.210%	8/2/10	14,174	14,174
Total Investments (99.5%) (Cost $6,794,855)				6,891,826
Other Assets and Liabilities (0.5%)
Other Assets				924,921
Liabilities				(890,785)
				34,136
Net Assets (100%)				6,925,962

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value				6,891,826
Receivables for Investment Securities Sold				881,821
Other Assets				43,100
Total Assets				7,816,747
Liabilities
Payables for Investment Securities Purchased				870,971
Other Liabilities				19,814
Total Liabilities				890,785
Net Assets				6,925,962

17

Short-Term Treasury Fund

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	6,785,907
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	43,549
Unrealized Appreciation (Depreciation)
Investment Securities	96,971
Futures Contracts	(465)
Net Assets	6,925,962

Investor Shares—Net Assets
Applicable to 213,938,356 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,325,592
Net Asset Value Per Share—Investor Shares	$10.87

Admiral Shares—Net Assets
Applicable to 423,193,026 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,600,370
Net Asset Value Per Share—Admiral Shares	$10.87

See Note A in Notes to Financial Statements.
1 Securities with a value of $2,590,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Interest	48,460
Total Income	48,460
Expenses
The Vanguard Group—Note B
Investment Advisory Services	437
Management and Administrative—Investor Shares	1,972
Management and Administrative—Admiral Shares	1,232
Marketing and Distribution—Investor Shares	334
Marketing and Distribution—Admiral Shares	573
Custodian Fees	45
Shareholders’ Reports—Investor Shares	47
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	5
Total Expenses	4,653
Net Investment Income	43,807
Realized Net Gain (Loss)
Investment Securities Sold	38,035
Futures Contracts	8,430
Realized Net Gain (Loss)	46,465
Change in Unrealized Appreciation (Depreciation)
Investment Securities	24,976
Futures Contracts	(1,675)
Change in Unrealized Appreciation (Depreciation)	23,301
Net Increase (Decrease) in Net Assets Resulting from Operations	113,573

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2010	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,807	110,546
Realized Net Gain (Loss)	46,465	127,230
Change in Unrealized Appreciation (Depreciation)	23,301	(74,115)
Net Increase (Decrease) in Net Assets Resulting from Operations	113,573	163,661
Distributions
Net Investment Income
Investor Shares	(14,495)	(40,493)
Admiral Shares	(29,312)	(66,661)
Realized Capital Gain[1]
Investor Shares	(10,533)	(42,400)
Admiral Shares	(19,204)	(65,480)
Total Distributions	(73,544)	(215,034)
Capital Share Transactions
Investor Shares	(31,027)	(447,506)
Admiral Shares	542,518	116,593
Net Increase (Decrease) from Capital Share Transactions	511,491	(330,913)
Total Increase (Decrease)	551,520	(382,286)
Net Assets
Beginning of Period	6,374,442	6,756,728
End of Period	6,925,962	6,374,442

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $4,248,000 and $97,849,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.81	$10.89	$10.80	$10.26	$10.31	$10.45
Investment Operations
Net Investment Income	.067	.175	.251	.444	.436	.331
Net Realized and Unrealized Gain (Loss)
on Investments	.109	.092	.225	.540	(.050)	(.140)
Total from Investment Operations	.176	.267	.476	.984	.386	.191
Distributions
Dividends from Net Investment Income	(.067)	(.170)	(.283)	(.444)	(.436)	(.331)
Distributions from Realized Capital Gains	(.049)	(.177)	(.103)	—	—	—
Total Distributions	(.116)	(.347)	(.386)	(.444)	(.436)	(.331)
Net Asset Value, End of Period	$10.87	$10.81	$10.89	$10.80	$10.26	$10.31

Total Return[1]	1.65%	2.50%	4.49%	9.84%	3.82%	1.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,326	$2,343	$2,812	$1,707	$1,328	$1,369
Ratio of Total Expenses to
Average Net Assets	0.22%[2]	0.22%	0.21%	0.22%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.26%[2]	1.62%	2.15%	4.26%	4.24%	3.19%
Portfolio Turnover Rate	119%[2]	130%	156%	120%	114%	93%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.81	$10.89	$10.80	$10.26	$10.31	$10.45
Investment Operations
Net Investment Income	.074	.187	.262	.457	.452	.348
Net Realized and Unrealized Gain (Loss)
on Investments	.109	.092	.225	.540	(.050)	(.140)
Total from Investment Operations	.183	.279	.487	.997	.402	.208
Distributions
Dividends from Net Investment Income	(.074)	(.182)	(.294)	(.457)	(.452)	(.348)
Distributions from Realized Capital Gains	(.049)	(.177)	(.103)	—	—	—
Total Distributions	(.123)	(.359)	(.397)	(.457)	(.452)	(.348)
Net Asset Value, End of Period	$10.87	$10.81	$10.89	$10.80	$10.26	$10.31

Total Return	1.71%	2.60%	4.60%	9.98%	3.98%	2.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,600	$4,031	$3,945	$2,667	$2,179	$1,964
Ratio of Total Expenses to
Average Net Assets	0.10%[1]	0.12%	0.11%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.38%[1]	1.72%	2.25%	4.38%	4.40%	3.35%
Portfolio Turnover Rate	119%[1]	130%	156%	120%	114%	93%
1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

Short-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $1,343,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.54% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,877,652	—
Temporary Cash Investments	—	14,174	—
Futures Contracts—Assets[1]	745	—	—
Futures Contracts—Liabilities[1]	(833)	—	—
Total	(88)	6,891,826	—
1 Represents variation margin on the last day of the reporting period.

24

Short-Term Treasury Fund

D. At July 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2010	4,455	976,202	734
5-Year U.S. Treasury Note	September 2010	(3,175)	(380,454)	(1,199)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $1,248,000 through January 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2010, the cost of investment securities for tax purposes was $6,796,103,000. Net unrealized appreciation of investment securities for tax purposes was $95,723,000, consisting of unrealized gains of $95,748,000 on securities that had risen in value since their purchase and $25,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2010, the fund purchased $3,854,856,000 of investment securities and sold $3,772,039,000 of investment securities, other than temporary cash investments.

25

Short-Term Treasury Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2010	January 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	547,868	50,771	1,280,498	118,033
Issued in Lieu of Cash Distributions	23,100	2,147	77,316	7,150
Redeemed	(601,995)	(55,792)	(1,805,320)	(166,542)
Net Increase (Decrease)—Investor Shares	(31,027)	(2,874)	(447,506)	(41,359)
Admiral Shares
Issued	1,232,307	114,194	1,966,762	181,425
Issued in Lieu of Cash Distributions	44,780	4,161	120,281	11,126
Redeemed	(734,569)	(68,129)	(1,970,450)	(181,820)
Net Increase (Decrease)—Admiral Shares	542,518	50,226	116,593	10,731

H. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Short-Term Federal Fund

Fund Profile
As of July 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VSGBX		VSGDX
Expense Ratio[1]	0.22%		0.12%
30-Day SEC Yield	0.97%		1.09%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	100	755	8,191
Yield to Maturity
(before expenses)	0.9%	0.9%	2.6%
Average Coupon	2.4%	2.4%	4.4%
Average Duration	2.2 years	2.5 years	4.1 years
Average Effective
Maturity	2.2 years	2.7 years	6.3 years
Short-Term
Reserves	8.0%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed			5.9%
Treasury/Agency			86.1
Short-Term Reserves			8.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Gov’t	Bond
	Index	Index
R-Squared	0.81	0.67
Beta	0.79	0.46

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	27.9%
1 - 3 Years	38.1
3 - 5 Years	31.0
5 - 7 Years	3.0

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%
For information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratios were 0.22% for Investor Shares and 0.10% for Admiral Shares.

27

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010
				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	6.54%	4.37%	10.91%	10.80%
2002	5.34	2.14	7.48	7.52
2003	4.17	2.86	7.03	7.25
2004	2.95	-0.50	2.45	2.62
2005	2.76	-1.78	0.98	1.15
2006	3.31	-1.35	1.96	1.63
2007	4.19	0.10	4.29	4.04
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	0.85	1.47	2.32	2.46
Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	4.27%	4.98%	3.82%	1.32%	5.14%
Admiral Shares	2/12/2001	4.39	5.09	3.74[1]	1.00[1]	4.74[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

28

Short-Term Federal Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (91.6%)
U.S. Government Securities (8.9%)
	United States Treasury Note/Bond	0.750%	11/30/11	42,500	42,699
	United States Treasury Note/Bond	0.875%	2/29/12	168,500	169,605
	United States Treasury Note/Bond	1.000%	3/31/12	19,000	19,163
	United States Treasury Note/Bond	0.750%	5/31/12	22,500	22,591
	United States Treasury Note/Bond	1.375%	1/15/13	33,400	33,959
	United States Treasury Note/Bond	1.375%	2/15/13	18,000	18,298
	United States Treasury Note/Bond	1.375%	3/15/13	30,000	30,507
	United States Treasury Note/Bond	1.000%	7/15/13	30,000	30,150
	United States Treasury Note/Bond	2.375%	10/31/14	51,000	53,207
	United States Treasury Note/Bond	2.500%	3/31/15	90,000	94,205
					514,384
Agency Bonds and Notes (76.9%)
*	American Express Bank FSB	3.150%	12/9/11	10,000	10,365
*	Bank of America Corp.	2.100%	4/30/12	14,000	14,362
*	Citigroup Funding Inc.	2.125%	7/12/12	10,000	10,275
*	Citigroup Inc.	2.125%	4/30/12	30,000	30,778
1	Federal Farm Credit Bank	2.125%	6/18/12	98,500	101,237
1	Federal Farm Credit Bank	1.375%	6/25/13	13,000	13,158
1	Federal Farm Credit Bank	2.625%	4/17/14	54,000	56,526
1	Federal Home Loan Banks	1.125%	3/9/12	15,280	15,404
1	Federal Home Loan Banks	1.125%	5/18/12	111,400	112,394
1	Federal Home Loan Banks	3.625%	6/8/12	25,000	26,349
1	Federal Home Loan Banks	0.875%	8/22/12	63,500	63,747
1	Federal Home Loan Banks	1.625%	9/26/12	50,000	50,959
1	Federal Home Loan Banks	1.750%	3/8/13	25,000	25,544
1	Federal Home Loan Banks	1.625%	3/20/13	19,000	19,384
1	Federal Home Loan Banks	1.625%	6/14/13	25,000	25,463
1	Federal Home Loan Banks	1.875%	6/21/13	52,500	53,867
1	Federal Home Loan Banks	5.250%	9/13/13	35,000	39,425
1,2	Federal Home Loan Banks	3.625%	10/18/13	50,000	54,041
1	Federal Home Loan Banks	4.875%	11/27/13	35,000	39,127
1	Federal Home Loan Mortgage Corp.	2.125%	3/23/12	53,200	54,537
1,3	Federal Home Loan Mortgage Corp.	1.000%	7/13/12	102,500	102,807
1	Federal Home Loan Mortgage Corp.	1.125%	7/27/12	127,000	128,153
1	Federal Home Loan Mortgage Corp.	1.000%	8/28/12	50,000	50,304
1	Federal Home Loan Mortgage Corp.	2.125%	9/21/12	25,000	25,741
1	Federal Home Loan Mortgage Corp.	4.625%	10/25/12	110,000	119,349

29

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1,3	Federal Home Loan Mortgage Corp.	1.700%	12/17/12	240,000	241,145
1	Federal Home Loan Mortgage Corp.	1.100%	12/27/12	155,500	156,630
1	Federal Home Loan Mortgage Corp.	1.375%	1/9/13	182,250	184,667
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/13	36,170	39,383
1,3	Federal Home Loan Mortgage Corp.	1.875%	3/8/13	25,000	25,217
1	Federal Home Loan Mortgage Corp.	1.625%	4/15/13	21,500	21,934
1,3	Federal Home Loan Mortgage Corp.	1.625%	6/28/13	58,000	58,474
1	Federal Home Loan Mortgage Corp.	4.875%	11/15/13	103,000	115,342
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/14	25,000	27,766
1	Federal Home Loan Mortgage Corp.	5.000%	1/30/14	15,000	16,891
1	Federal Home Loan Mortgage Corp.	2.500%	4/23/14	149,500	155,900
1	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	75,000	85,353
1,3	Federal Home Loan Mortgage Corp.	3.625%	8/25/14	12,500	12,526
1	Federal Home Loan Mortgage Corp.	4.375%	7/17/15	155,000	174,088
1	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	25,000	29,305
1,3	Federal National Mortgage Assn.	1.250%	4/5/12	38,000	38,065
1	Federal National Mortgage Assn.	1.875%	4/20/12	18,600	19,013
1	Federal National Mortgage Assn.	4.875%	5/18/12	500	538
1	Federal National Mortgage Assn.	1.250%	6/22/12	24,000	24,277
1	Federal National Mortgage Assn.	1.125%	7/30/12	6,750	6,812
1,3	Federal National Mortgage Assn.	2.000%	9/28/12	100,000	100,259
1,3	Federal National Mortgage Assn.	1.750%	12/28/12	50,000	50,423
1,3	Federal National Mortgage Assn.	1.800%	2/8/13	50,000	50,589
1	Federal National Mortgage Assn.	3.625%	2/12/13	10,000	10,696
1,3	Federal National Mortgage Assn.	1.800%	3/15/13	20,000	20,169
1,3	Federal National Mortgage Assn.	2.000%	4/15/13	100,000	101,086
1,3	Federal National Mortgage Assn.	2.050%	4/26/13	100,000	101,168
1,3	Federal National Mortgage Assn.	1.875%	5/6/13	54,000	54,527
1,3	Federal National Mortgage Assn.	2.000%	5/10/13	65,000	65,291
1,3	Federal National Mortgage Assn.	2.000%	6/24/13	30,000	30,368
1	Federal National Mortgage Assn.	1.250%	8/20/13	162,000	163,174
1	Federal National Mortgage Assn.	4.625%	10/15/13	115,000	127,767
1	Federal National Mortgage Assn.	2.750%	2/5/14	195,500	205,686
1	Federal National Mortgage Assn.	2.750%	3/13/14	25,000	26,314
1	Federal National Mortgage Assn.	4.125%	4/15/14	120,500	132,637
1	Federal National Mortgage Assn.	2.500%	5/15/14	70,000	72,992
1,3	Federal National Mortgage Assn.	3.500%	8/25/14	45,000	45,090
1	Federal National Mortgage Assn.	3.000%	9/16/14	20,000	21,244
1,3	Federal National Mortgage Assn.	3.000%	3/9/15	100,000	100,267
1	Federal National Mortgage Assn.	5.000%	4/15/15	13,000	14,937
1	Federal National Mortgage Assn.	2.375%	7/28/15	36,000	37,002
1	Federal National Mortgage Assn.	4.375%	10/15/15	125,000	140,454
*	General Electric Capital Corp.	3.000%	12/9/11	15,000	15,515
*	General Electric Capital Corp.	2.250%	3/12/12	15,000	15,406
*	General Electric Capital Corp.	2.125%	12/21/12	15,000	15,452
*	US Bancorp	1.800%	5/15/12	15,000	15,309
^	US Central Federal Credit Union	1.900%	10/19/12	32,000	32,724
*	Wells Fargo & Co.	3.000%	12/9/11	7,500	7,765
					4,450,933
Conventional Mortgage-Backed Securities (3.8%)
1,3	Fannie Mae Pool	4.000%	7/1/25–8/1/25	4,998	5,232
1,3	Fannie Mae Pool	4.500%	3/1/25–8/1/25	5,259	5,587
1,3	Fannie Mae Pool	5.000%	8/1/20–8/1/25	5,416	6,081
1,3	Fannie Mae Pool	5.500%	11/1/21–8/1/25	5,179	5,688
1,3	Fannie Mae Pool	6.000%	4/1/17	4,415	4,803

30

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1,3	Fannie Mae Pool	6.500%	10/1/10–9/1/16	7,552	8,210
1,3	Fannie Mae Pool	7.500%	3/1/15–8/1/15	279	298
1,3	Fannie Mae Pool	8.000%	10/1/14–9/1/15	1,367	1,479
1,3	Freddie Mac Gold Pool	4.000%	8/1/25	44,000	45,980
1,3	Freddie Mac Gold Pool	4.500%	5/1/23–6/1/25	52,590	55,799
1,3	Freddie Mac Gold Pool	5.000%	1/1/12–8/1/25	6,699	7,191
1,3	Freddie Mac Gold Pool	5.500%	6/1/13–12/1/24	44,863	48,664
1,3	Freddie Mac Gold Pool	6.000%	1/1/14–3/1/24	24,497	26,616
1,3	Freddie Mac Gold Pool	6.500%	9/1/11	23	23
					221,651
Nonconventional Mortgage-Backed Securities (2.0%)
1,3	Fannie Mae Pool	2.553%	6/1/33	4,032	4,178
1,3	Fannie Mae Pool	2.798%	6/1/34	12,766	13,340
1,3	Fannie Mae Pool	2.956%	8/1/34	2,690	2,775
1,3	Fannie Mae Pool	3.277%	10/1/33	3,838	3,955
1,3	Fannie Mae Pool	3.430%	7/1/33	4,475	4,664
1,3	Fannie Mae Pool	3.445%	9/1/33	8,800	9,164
1,3	Fannie Mae Pool	3.635%	8/1/33	1,408	1,447
1,3	Fannie Mae Pool	4.776%	6/1/38	3,335	3,538
1,3	Fannie Mae Pool	6.369%	9/1/36	5,685	6,133
1,3	Fannie Mae Pool	6.447%	9/1/36	6,463	6,980
1,3	Fannie Mae REMICS	5.500%	2/25/17	2,453	2,650
1,3	Freddie Mac Non Gold Pool	3.701%	8/1/33	1,907	1,968
1,3	Freddie Mac Non Gold Pool	5.234%	11/1/38	3,197	3,389
1,3	Freddie Mac Non Gold Pool	5.951%	5/1/36	4,452	4,786
1,3	Freddie Mac REMICS	4.500%	6/15/18	6,518	6,877
1,3	Freddie Mac REMICS	4.500%	7/15/18	11,724	12,343
1,3	Freddie Mac REMICS	4.500%	10/15/18	9,062	9,520
1,3	Freddie Mac REMICS	4.500%	10/15/18	862	914
1,3	Freddie Mac REMICS	4.500%	5/15/19	12,561	13,155
1,3	Freddie Mac REMICS	4.500%	2/15/20	4,873	5,153
1,3	Freddie Mac REMICS	4.500%	3/15/22	1,400	1,523
					118,452
Total U.S. Government and Agency Obligations (Cost $5,211,285)					5,305,420
Temporary Cash Investments (6.7%)
Repurchase Agreements (6.7%)
	Barclays Capital Inc.
	(Dated 7/30/10, Repurchase
	Value $100,002,000, collateralized
	by U.S. Treasury Note 3.000%, 9/30/16)	0.210%	8/2/10	100,000	100,000
	BNP Paribas Securities Corp.
	(Dated 7/30/10, Repurchase
	Value $283,840,000, collateralized
	by Treasury Inflation Adjusted Note
	2.000%–2.375%, 4/15/11–7/15/14)	0.210%	8/2/10	283,835	283,835
Total Temporary Cash Investments (Cost $383,835)					383,835
Total Investments (98.3%) (Cost $5,595,120)					5,689,255

31

Short-Term Federal Fund

Market
Value
($000)
Other Assets and Liabilities (1.7%)
Other Assets	258,061
Liabilities	(157,112)
100,949
Net Assets (100%)	5,790,204

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	5,665,937
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	28,431
Unrealized Appreciation (Depreciation)
Investment Securities	94,135
Futures Contracts	1,701
Net Assets	5,790,204

Investor Shares—Net Assets
Applicable to 251,932,092 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,753,581
Net Asset Value Per Share—Investor Shares	$10.93

Admiral Shares—Net Assets
Applicable to 277,828,951 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,036,623
Net Asset Value Per Share—Admiral Shares	$10.93

See Note A in Notes to Financial Statements.
* Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
^ Guaranteed by the National Credit Union Administration.
1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2 Securities with a value of $5,674,000 have been segregated as initial margin for open futures contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
See accompanying Notes, which are an integral part of the Financial Statements.

32

Short-Term Federal Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Interest	52,713
Total Income	52,713
Expenses
The Vanguard Group—Note B
Investment Advisory Services	363
Management and Administrative—Investor Shares	2,222
Management and Administrative—Admiral Shares	857
Marketing and Distribution—Investor Shares	367
Marketing and Distribution—Admiral Shares	388
Custodian Fees	46
Shareholders’ Reports—Investor Shares	38
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	4
Total Expenses	4,290
Net Investment Income	48,423
Realized Net Gain (Loss)
Investment Securities Sold	41,241
Futures Contracts	(7,174)
Realized Net Gain (Loss)	34,067
Change in Unrealized Appreciation (Depreciation)
Investment Securities	48,746
Futures Contracts	(1,017)
Change in Unrealized Appreciation (Depreciation)	47,729
Net Increase (Decrease) in Net Assets Resulting from Operations	130,219

See accompanying Notes, which are an integral part of the Financial Statements.

33

Short-Term Federal Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2010	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,423	103,537
Realized Net Gain (Loss)	34,067	120,266
Change in Unrealized Appreciation (Depreciation)	47,729	(53,557)
Net Increase (Decrease) in Net Assets Resulting from Operations	130,219	170,246
Distributions
Net Investment Income
Investor Shares	(21,771)	(56,034)
Admiral Shares	(26,652)	(47,503)
Realized Capital Gain[1]
Investor Shares	(8,979)	(40,903)
Admiral Shares	(10,546)	(37,831)
Total Distributions	(67,948)	(182,271)
Capital Share Transactions
Investor Shares	182,622	404,261
Admiral Shares	252,846	1,291,710
Net Increase (Decrease) from Capital Share Transactions	435,468	1,695,971
Total Increase (Decrease)	497,739	1,683,946
Net Assets
Beginning of Period	5,292,465	3,608,519
End of Period	5,790,204	5,292,465

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $4,111,000 and $66,885,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Short-Term Federal Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.81	$10.81	$10.72	$10.26	$10.25	$10.39
Investment Operations
Net Investment Income	.091	.253	.409	.465	.420	.340
Net Realized and Unrealized Gain (Loss)
on Investments	.158	.174	.090	.460	.010	(.140)
Total from Investment Operations	.249	.427	.499	.925	.430	.200
Distributions
Dividends from Net Investment Income	(.091)	(.253)	(.409)	(.465)	(.420)	(.340)
Distributions from Realized Capital Gains	(.038)	(.174)	—	—	—	—
Total Distributions	(.129)	(.427)	(.409)	(.465)	(.420)	(.340)
Net Asset Value, End of Period	$10.93	$10.81	$10.81	$10.72	$10.26	$10.25

Total Return[1]	2.32%	4.01%	4.78%	9.25%	4.29%	1.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,754	$2,542	$2,142	$1,650	$1,514	$1,686
Ratio of Total Expenses to
Average Net Assets	0.22%[2]	0.22%	0.21%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.69%[2]	2.29%	3.83%	4.48%	4.10%	3.29%
Portfolio Turnover Rate	189%[2,3]	370%	109%	70%	89%	51%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.
3 Includes 11% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Short-Term Federal Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.81	$10.81	$10.72	$10.26	$10.25	$10.39
Investment Operations
Net Investment Income	.098	.264	.420	.475	.431	.350
Net Realized and Unrealized Gain (Loss)
on Investments	.158	.174	.090	.460	.010	(.140)
Total from Investment Operations	.256	.438	.510	.935	.441	.210
Distributions
Dividends from Net Investment Income	(.098)	(.264)	(.420)	(.475)	(.431)	(.350)
Distributions from Realized Capital Gains	(.038)	(.174)	—	—	—	—
Total Distributions	(.136)	(.438)	(.420)	(.475)	(.431)	(.350)
Net Asset Value, End of Period	$10.93	$10.81	$10.81	$10.72	$10.26	$10.25

Total Return	2.39%	4.12%	4.89%	9.36%	4.39%	2.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,037	$2,751	$1,467	$1,325	$1,063	$993
Ratio of Total Expenses to
Average Net Assets	0.10%[1]	0.12%	0.11%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.81%[1]	2.39%	3.93%	4.58%	4.20%	3.39%
Portfolio Turnover Rate	189%[1,2]	370%	109%	70%	89%	51%

1 Annualized.
2 Includes 11% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

37

Short-Term Federal Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $1,118,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

38

Short-Term Federal Fund

The following table summarizes the fund’s investments as of July 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,305,420	—
Temporary Cash Investments	—	383,835	—
Futures Contracts—Assets[1]	795	—	—
Futures Contracts—Liabilities[1]	(550)	—	—
Total	245	5,689,255	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2010	1,355	162,367	1,971
2-Year U.S. Treasury Note	September 2010	66	14,462	(1)
10-Year U.S. Treasury Note	September 2010	(76)	(9,410)	(269)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $2,371,000 through January 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2010, the cost of investment securities for tax purposes was $5,597,491,000. Net unrealized appreciation of investment securities for tax purposes was $91,764,000, consisting of unrealized gains of $91,975,000 on securities that had risen in value since their purchase and $211,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2010, the fund purchased $4,815,802,000 of investment securities and sold $3,845,978,000 of investment securities, other than temporary cash investments.

39

Short-Term Federal Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2010	January 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	627,418	58,009	1,484,168	136,308
Issued in Lieu of Cash Distributions	28,057	2,598	88,670	8,194
Redeemed	(472,853)	(43,780)	(1,168,577)	(107,427)
Net Increase (Decrease)—Investor Shares	182,622	16,827	404,261	37,075
Admiral Shares
Issued	919,089	84,985	2,105,889	193,665
Issued in Lieu of Cash Distributions	32,516	3,010	76,032	7,029
Redeemed	(698,759)	(64,647)	(890,211)	(81,859)
Net Increase (Decrease)—Admiral Shares	252,846	23,348	1,291,710	118,835

H. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

40

Intermediate-Term Treasury Fund

Fund Profile
As of July 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFITX		VFIUX
Expense Ratio[1]	0.25%		0.12%
30-Day SEC Yield	1.84%		1.96%

Financial Attributes
		Barclays	Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	33	50	8,191
Yield to Maturity
(before expenses)	1.8%	2.3%	2.6%
Average Coupon	2.9%	3.8%	4.4%
Average Duration	5.2 years	6.6 years	4.1 years
Average Effective
Maturity	6.0 years	7.4 years	6.3 years
Short-Term
Reserves	0.2%	—	—

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed			0.3%
Treasury/Agency			99.5
Short-Term Reserves			0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.98	0.66
Beta	0.83	1.25

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	1.0%
1 - 3 Years	0.7
3 - 5 Years	31.9
5 - 7 Years	42.6
7 - 10 Years	21.0
10 - 20 Years	2.8

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratios were 0.22% for Investor Shares and 0.10% for Admiral Shares.

41

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	7.00%	9.07%	16.07%	15.76%
2002	5.80	0.82	6.62	6.84
2003	5.49	7.58	13.07	12.59
2004	4.22	-0.51	3.71	3.70
2005	4.48	-1.34	3.14	3.61
2006	4.55	-3.14	1.41	1.05
2007	4.69	-1.47	3.22	3.04
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	1.46	4.36	5.82	7.29
Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	8.27%	6.12%	4.64%	2.28%	6.92%
Admiral Shares	2/12/2001	8.40	6.28	4.66[1]	1.75[1]	6.41[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

42

Intermediate-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.1%)
U.S. Government Securities (97.6%)
	United States Treasury Note/Bond	2.750%	10/31/13	75,000	79,418
	United States Treasury Note/Bond	1.750%	1/31/14	90,000	92,307
	United States Treasury Note/Bond	1.875%	2/28/14	467,000	480,646
	United States Treasury Note/Bond	1.750%	3/31/14	145,000	148,512
	United States Treasury Note/Bond	1.875%	4/30/14	260,000	267,272
	United States Treasury Note/Bond	2.625%	6/30/14	300,000	316,641
	United States Treasury Note/Bond	2.375%	10/31/14	53,000	55,294
	United States Treasury Note/Bond	2.625%	12/31/14	240,000	252,600
1	United States Treasury Note/Bond	4.000%	2/15/15	191,000	212,457
	United States Treasury Note/Bond	4.125%	5/15/15	194,000	217,340
	United States Treasury Note/Bond	1.750%	7/31/15	130,000	130,935
	United States Treasury Note/Bond	2.625%	2/29/16	975,000	1,014,760
	United States Treasury Note/Bond	2.375%	3/31/16	410,000	420,697
	United States Treasury Note/Bond	2.625%	4/30/16	72,000	74,756
	United States Treasury Note/Bond	3.125%	10/31/16	372,000	393,970
	United States Treasury Note/Bond	2.750%	11/30/16	133,000	137,739
	United States Treasury Note/Bond	3.250%	12/31/16	193,000	205,364
	United States Treasury Note/Bond	3.125%	1/31/17	280,000	295,663
	United States Treasury Note/Bond	3.000%	2/28/17	141,000	147,675
	United States Treasury Note/Bond	3.750%	11/15/18	114,000	124,117
	United States Treasury Note/Bond	2.750%	2/15/19	357,000	359,399
	United States Treasury Note/Bond	3.125%	5/15/19	620,000	638,792
	United States Treasury Note/Bond	3.625%	8/15/19	105,000	111,924
	United States Treasury Note/Bond	3.375%	11/15/19	150,000	156,375
	United States Treasury Note/Bond	7.875%	2/15/21	30,000	43,162
	United States Treasury Note/Bond	8.125%	5/15/21	25,000	36,645
	United States Treasury Note/Bond	8.125%	8/15/21	72,000	105,818
					6,520,278
Agency Bonds and Notes (1.2%)
2	Overseas Private Investment Corp.	7.600%	12/15/12	8,557	9,288
2	Overseas Private Investment Corp.	7.050%	11/15/13	13,125	14,413
	Private Export Funding Corp.	6.070%	4/30/11	51,000	53,165
					76,866
Conventional Mortgage-Backed Securities (0.0%)
2,3	Freddie Mac Gold Pool	5.500%	4/1/16–5/1/16	1,036	1,126
2,3	Freddie Mac Gold Pool	7.000%	5/1/15–3/1/16	329	355
					1,481

43

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nonconventional Mortgage-Backed Securities (0.3%)
2,3 Fannie Mae Grantor Trust	5.763%	12/25/11	20,000	21,207
Total U.S. Government and Agency Obligations (Cost $6,331,905)				6,619,832
Temporary Cash Investment (0.5%)
Repurchase Agreement (0.5%)
BNP Paribas Securities Corp.
(Dated 7/30/10, Repurchase
Value $34,573,000, collateralized
by U.S. Treasury Inflation Adjusted
Note, 2.000%, 1/15/14) (Cost $34,572)	0.210%	8/2/10	34,572	34,572
Total Investments (99.6%) (Cost $6,366,477)				6,654,404
Other Assets and Liabilities (0.4%)
Other Assets				176,897
Liabilities				(148,183)
				28,714
Net Assets (100%)				6,683,118

At July 31, 2010, net assets consisted of:
				Amount
				($000)
Paid-in Capital				6,358,519
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				40,176
Unrealized Appreciation (Depreciation)
Investment Securities				287,927
Futures Contracts				(3,504)
Net Assets				6,683,118

Investor Shares—Net Assets
Applicable to 227,651,394 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,667,993
Net Asset Value Per Share—Investor Shares				$11.72

Admiral Shares—Net Assets
Applicable to 342,596,639 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				4,015,125
Net Asset Value Per Share—Admiral Shares				$11.72

See Note A in Notes to Financial Statements.
1 Securities with a value of $6,118,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

44

Intermediate-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Interest	93,040
Total Income	93,040
Expenses
The Vanguard Group—Note B
Investment Advisory Services	407
Management and Administrative—Investor Shares	2,120
Management and Administrative—Admiral Shares	1,064
Marketing and Distribution—Investor Shares	345
Marketing and Distribution—Admiral Shares	499
Custodian Fees	40
Shareholders’ Reports—Investor Shares	33
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	5
Total Expenses	4,521
Net Investment Income	88,519
Realized Net Gain (Loss)
Investment Securities Sold	73,832
Futures Contracts	(5,404)
Realized Net Gain (Loss)	68,428
Change in Unrealized Appreciation (Depreciation)
Investment Securities	203,695
Futures Contracts	(2,663)
Change in Unrealized Appreciation (Depreciation)	201,032
Net Increase (Decrease) in Net Assets Resulting from Operations	357,979

See accompanying Notes, which are an integral part of the Financial Statements.

45

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2010	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	88,519	203,006
Realized Net Gain (Loss)	68,428	246,850
Change in Unrealized Appreciation (Depreciation)	201,032	(287,727)
Net Increase (Decrease) in Net Assets Resulting from Operations	357,979	162,129
Distributions
Net Investment Income
Investor Shares	(34,354)	(80,453)
Admiral Shares	(54,165)	(121,472)
Realized Capital Gain[1]
Investor Shares	(10,468)	(99,360)
Admiral Shares	(15,884)	(144,613)
Total Distributions	(114,871)	(445,898)
Capital Share Transactions
Investor Shares	151,193	(463,703)
Admiral Shares	311,922	(541,415)
Net Increase (Decrease) from Capital Share Transactions	463,115	(1,005,118)
Total Increase (Decrease)	706,223	(1,288,887)
Net Assets
Beginning of Period	5,976,895	7,265,782
End of Period	6,683,118	5,976,895

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $0 and $109,000,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.28	$11.78	$11.62	$10.69	$10.85	$11.28
Investment Operations
Net Investment Income	.159	.356	.413	.491	.499	.509
Net Realized and Unrealized Gain (Loss)
on Investments	.489	(.050)	.419	.930	(.160)	(.354)
Total from Investment Operations	.648	.306	.832	1.421	.339	.155
Distributions
Dividends from Net Investment Income	(.159)	(.354)	(.428)	(.491)	(.499)	(.509)
Distributions from Realized Capital Gains	(.049)	(.452)	(.244)	—	—	(.076)
Total Distributions	(.208)	(.806)	(.672)	(.491)	(.499)	(.585)
Net Asset Value, End of Period	$11.72	$11.28	$11.78	$11.62	$10.69	$10.85

Total Return[1]	5.82%	2.71%	7.29%	13.68%	3.22%	1.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,668	$2,420	$2,999	$2,263	$1,676	$1,735
Ratio of Total Expenses to
Average Net Assets	0.22%[2]	0.25%	0.25%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.82%[2]	3.08%	3.47%	4.48%	4.66%	4.59%
Portfolio Turnover Rate	66%[2]	109%	88%	52%	87%	66%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.28	$11.78	$11.62	$10.69	$10.85	$11.28
Investment Operations
Net Investment Income	.166	.371	.429	.509	.516	.526
Net Realized and Unrealized Gain (Loss)
on Investments	.489	(.050)	.419	.930	(.160)	(.354)
Total from Investment Operations	.655	.321	.848	1.439	.356	.172
Distributions
Dividends from Net Investment Income	(.166)	(.369)	(.444)	(.509)	(.516)	(.526)
Distributions from Realized Capital Gains	(.049)	(.452)	(.244)	—	—	(.076)
Total Distributions	(.215)	(.821)	(.688)	(.509)	(.516)	(.602)
Net Asset Value, End of Period	$11.72	$11.28	$11.78	$11.62	$10.69	$10.85

Total Return	5.89%	2.84%	7.44%	13.86%	3.38%	1.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,015	$3,556	$4,267	$3,243	$2,274	$2,093
Ratio of Total Expenses to
Average Net Assets	0.10%[1]	0.12%	0.11%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.94%[1]	3.21%	3.61%	4.64%	4.82%	4.75%
Portfolio Turnover Rate	66%[1]	109%	88%	52%	87%	66%
1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

49

Intermediate-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $1,273,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.51% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,619,832	—
Temporary Cash Investments	—	34,572	—
Futures Contracts—Assets[1]	448	—	—
Futures Contracts—Liabilities[1]	(1,378)	—	—
Total	(930)	6,654,404	—
1 Represents variation margin on the last day of the reporting period.

50

Intermediate-Term Treasury Fund

D. At July 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2010	1,107	242,571	129
5-Year U.S. Treasury Note	September 2010	(958)	(114,795)	(1,953)
10-Year U.S. Treasury Note	September 2010	(770)	(95,336)	(1,680)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $28,402,000 through January 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2010, the cost of investment securities for tax purposes was $6,394,879,000. Net unrealized appreciation of investment securities for tax purposes was $259,525,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

F. During the six months ended July 31, 2010, the fund purchased $2,459,559,000 of investment securities and sold $2,015,729,000 of investment securities, other than temporary cash investments.

51

Intermediate-Term Treasury Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2010	January 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	506,909	44,476	804,229	69,278
Issued in Lieu of Cash Distributions	40,666	3,592	163,780	14,334
Redeemed	(396,382)	(35,042)	(1,431,712)	(123,558)
Net Increase (Decrease)—Investor Shares	151,193	13,026	(463,703)	(39,946)
Admiral Shares
Issued	642,561	56,451	875,082	75,190
Issued in Lieu of Cash Distributions	59,019	5,213	227,500	19,910
Redeemed	(389,658)	(34,419)	(1,643,997)	(141,921)
Net Increase (Decrease)—Admiral Shares	311,922	27,245	(541,415)	(46,821)

H. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

52

GNMA Fund

Fund Profile
As of July 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFIIX		VFIJX
Expense Ratio[1]	0.23%		0.13%
30-Day SEC Yield	3.02%		3.14%

Financial Attributes
			Barclays
		Barclays	Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	150	123	8,191
Yield to Maturity
(before expenses)	0.7%	2.7%	2.6%
Average Coupon	5.1%	5.1%	4.4%
Average Duration	1.7 years	1.2 years	4.1 years
Average Effective
Maturity	1.8 years	4.3 years	6.3 years
Short-Term
Reserves	3.6%	—	—
Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Asset-Backed	0.3%
Commercial Mortgage-Backed	1.3
Government Mortgage-Backed	94.8
Short-Term Reserves	3.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
		Barclays
	Barclays	Aggregate
	GNMA	Bond
	Index	Index
R-Squared	0.98	0.75
Beta	1.02	0.70

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Below 5.0%	35.2%
5.0% to 6.0%	33.2
6.0% to 7.0%	30.5
7.0% to 8.0%	1.0
8.0% and Above	0.1

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratios were 0.23% for Investor Shares and 0.11% for Admiral Shares.

53

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	7.53%	6.59%	14.12%	13.95%
2002	6.48	0.87	7.35	7.55
2003	5.86	2.87	8.73	7.89
2004	4.76	-1.87	2.89	3.10
2005	4.69	-0.38	4.31	4.42
2006	4.69	-1.81	2.88	2.96
2007	5.20	-1.26	3.94	4.27
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	1.65	3.40	5.05	5.15
Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	8.30%	6.08%	5.19%	1.17%	6.36%
Admiral Shares	2/12/2001	8.43	6.19	5.14[1]	0.82[1]	5.96[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

54

GNMA Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.1%)
Conventional Mortgage-Backed Securities (96.2%)
1,2	Fannie Mae Pool	3.950%	7/1/20	21,956	22,424
1,2	Fannie Mae Pool	4.000%	8/1/40	495,000	507,375
1,2	Fannie Mae Pool	4.040%	7/1/20	1,525	1,593
1,2	Fannie Mae Pool	4.100%	7/1/20	7,347	7,585
1,2	Fannie Mae Pool	4.170%	7/1/20	29,000	30,106
1,2	Fannie Mae Pool	4.190%	7/1/20	21,925	22,799
1,2	Fannie Mae Pool	4.230%	3/1/20	6,893	7,272
1,2	Fannie Mae Pool	4.240%	7/1/20	3,500	3,653
1,2	Fannie Mae Pool	4.310%	7/1/20	1,650	1,731
1,2	Fannie Mae Pool	4.330%	7/1/20	7,600	8,088
1,2	Fannie Mae Pool	4.355%	3/1/20	7,383	7,856
1,2	Fannie Mae Pool	4.370%	2/1/20	11,667	12,412
1,2	Fannie Mae Pool	4.400%	8/1/20	1,160	1,234
1,2	Fannie Mae Pool	4.410%	8/1/20	2,475	2,614
1,2	Fannie Mae Pool	4.419%	6/1/20	34,800	36,598
1,2	Fannie Mae Pool	4.450%	7/1/20	2,505	2,654
1,2	Fannie Mae Pool	4.490%	7/1/20	2,310	2,480
1,2	Fannie Mae Pool	4.500%	3/1/20	1,943	2,089
1,2	Fannie Mae Pool	5.000%	8/1/40	350,000	372,970
1,2	Fannie Mae Pool	5.500%	9/1/10–6/1/25	93,563	100,325
1,2	Fannie Mae Pool	6.000%	3/1/28–8/1/40	2,515,243	2,733,639
1,2	Federal National Mortgage Assn.	3.620%	8/1/20–9/1/20	21,500	21,712
1,2	Federal National Mortgage Assn.	3.740%	8/1/20	24,150	24,429
1,2	Federal National Mortgage Assn.	3.790%	9/1/20	9,400	9,653
1,2	Federal National Mortgage Assn.	3.800%	8/1/20	82,419	83,092
1,2	Federal National Mortgage Assn.	3.840%	9/1/20	13,000	13,150
1,2	Federal National Mortgage Assn.	3.870%	8/1/20	23,210	23,727
1,2	Federal National Mortgage Assn.	3.890%	8/1/20–9/1/20	8,475	8,702
1,2	Federal National Mortgage Assn.	3.900%	8/1/20	2,550	2,594
1,2	Federal National Mortgage Assn.	3.930%	7/1/20–9/1/20	29,849	30,983
1,2	Federal National Mortgage Assn.	3.940%	8/1/20	8,830	9,117
1,2	Federal National Mortgage Assn.	3.950%	8/1/20	23,872	24,524
1,2	Federal National Mortgage Assn.	3.960%	8/1/20	18,439	19,350
1,2	Federal National Mortgage Assn.	3.970%	8/1/20–9/1/20	16,260	16,795
1,2	Federal National Mortgage Assn.	3.990%	8/1/20	1,750	1,806
1,2	Federal National Mortgage Assn.	4.000%	8/1/20	16,300	16,860

55

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1,2	Federal National Mortgage Assn.	4.040%	9/1/40	7,890	8,176
1,2	Federal National Mortgage Assn.	4.050%	8/1/20	1,270	1,324
1,2	Federal National Mortgage Assn.	4.060%	8/1/20	1,890	1,953
1,2	Federal National Mortgage Assn.	4.070%	8/1/20	6,390	6,654
1,2	Federal National Mortgage Assn.	4.080%	9/1/20	2,000	2,077
1,2	Federal National Mortgage Assn.	4.090%	9/1/20	3,688	3,832
1,2	Federal National Mortgage Assn.	4.120%	8/1/20	10,623	11,098
1,2	Federal National Mortgage Assn.	4.130%	8/1/20	4,256	4,421
1,2	Federal National Mortgage Assn.	4.140%	8/1/20	2,500	2,633
1,2	Federal National Mortgage Assn.	4.150%	8/1/20	6,300	6,568
1,2	Federal National Mortgage Assn.	4.180%	8/1/20	1,570	1,644
1,2	Federal National Mortgage Assn.	4.210%	8/1/20	6,200	6,489
1,2	Federal National Mortgage Assn.	4.270%	8/1/20	12,925	13,565
1,2	Federal National Mortgage Assn.	4.280%	8/1/20	7,500	7,873
1,2	Federal National Mortgage Assn.	4.320%	8/1/20	1,080	1,136
1,2	Federal National Mortgage Assn.	4.370%	8/1/20	4,560	4,804
1,2	Federal National Mortgage Assn.	4.410%	8/1/20	1,430	1,503
1,2	Federal National Mortgage Assn.	4.430%	8/1/20	1,150	1,210
1,2	Federal National Mortgage Assn.	4.450%	8/1/20	2,321	2,459
1,2	Federal National Mortgage Assn.	4.460%	8/1/20	1,300	1,378
1,2	Federal National Mortgage Assn.	5.500%	4/1/11–9/1/23	18,023	19,290
1,2	Federal National Mortgage Assn.	6.000%	8/1/36	77	84
1,2	Freddie Mac Gold Pool	4.000%	4/1/39–2/1/40	3,434	3,518
1,2	Freddie Mac Gold Pool	5.500%	10/1/18–12/1/24	30,350	32,915
2	Ginnie Mae I Pool	4.000%	6/15/19–5/15/40	1,238,049	1,286,822
2	Ginnie Mae I Pool	4.500%	5/15/18–7/15/40	3,795,399	4,012,448
2	Ginnie Mae I Pool	5.000%	9/15/17–8/1/40	2,216,503	2,403,712
2	Ginnie Mae I Pool	5.500%	4/15/13–8/1/40	5,394,577	5,896,937
2	Ginnie Mae I Pool	6.000%	10/15/16–8/1/40	3,206,068	3,531,706
2	Ginnie Mae I Pool	6.500%	11/15/10–8/1/40	3,698,954	4,093,288
2	Ginnie Mae I Pool	7.000%	11/15/31–12/15/36	224,903	251,579
2	Ginnie Mae I Pool	7.250%	12/15/26–2/15/27	152	170
2	Ginnie Mae I Pool	7.500%	9/15/16–10/15/31	83,575	93,186
2	Ginnie Mae I Pool	7.750%	2/15/27	151	169
2	Ginnie Mae I Pool	8.000%	4/15/11–8/15/31	37,423	41,491
2	Ginnie Mae I Pool	8.500%	5/15/16–6/15/28	8,422	9,309
2	Ginnie Mae I Pool	9.000%	3/15/14–5/15/21	6,037	6,635
2	Ginnie Mae I Pool	9.250%	9/15/16–7/15/17	43	48
2	Ginnie Mae I Pool	9.500%	12/15/13–7/15/22	3,308	3,663
2	Ginnie Mae I Pool	10.000%	2/15/14–7/15/19	139	156
2	Ginnie Mae I Pool	11.000%	7/15/13–2/15/18	4	6
2	Ginnie Mae I Pool	11.500%	1/15/13–8/15/13	26	28
2	Ginnie Mae I Pool	13.000%	1/15/11	1	1
2	Ginnie Mae I Pool	13.500%	12/15/14	5	5
2	Ginnie Mae I Pool	14.000%	6/15/11	2	2
2	Ginnie Mae II Pool	4.000%	2/20/39–8/1/40	711,457	735,375
2	Ginnie Mae II Pool	4.500%	12/20/24–8/1/40	5,162,187	5,449,872
2	Ginnie Mae II Pool	5.000%	12/20/24–8/1/40	2,910,258	3,130,670
2	Ginnie Mae II Pool	5.500%	1/20/34–8/1/40	101,436	110,624
2	Ginnie Mae II Pool	6.000%	4/20/28–8/1/40	500,868	548,418
2	Ginnie Mae II Pool	6.500%	4/20/37–2/20/40	163,706	180,704
2	Ginnie Mae II Pool	7.000%	10/20/25–5/20/38	1,644	1,819
2	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	416	465
2	Ginnie Mae II Pool	8.000%	12/20/15–9/20/16	120	129
2	Ginnie Mae II Pool	8.500%	3/20/16–1/20/17	603	657
2	Ginnie Mae II Pool	9.000%	6/20/16–9/20/16	224	245

56

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Ginnie Mae II Pool	10.000%	7/20/14–8/20/18	39	45
2	Ginnie Mae II Pool	11.000%	6/20/14–2/20/16	15	17
2	Ginnie Mae II Pool	11.250%	9/20/15–2/20/16	33	36
2	Ginnie Mae II Pool	11.500%	1/20/14–11/20/15	14	16
2	Ginnie Mae II Pool	12.000%	6/20/14–12/20/15	32	35
2	Ginnie Mae II Pool	12.500%	5/20/14–7/20/15	20	24
2	Ginnie Mae II Pool	13.000%	9/20/13–11/20/14	16	17
2	Ginnie Mae II Pool	13.500%	8/20/14–10/20/14	8	9
2	Government National Mortgage Assn.	4.000%	7/15/25–7/15/25	15,315	16,136
2	Government National Mortgage Assn.	4.500%	7/15/40	700	739
					36,148,008
Nonconventional Mortgage-Backed Securities (1.9%)
1,2	Fannie Mae Pool	3.870%	7/1/20	8,325	8,547
1,2	Fannie Mae Pool	4.050%	7/1/20	3,450	3,548
1,2	Fannie Mae Pool	4.140%	7/1/20	10,140	10,457
1,2	Fannie Mae Pool	4.170%	7/1/20	3,000	3,114
1,2	Fannie Mae Pool	4.210%	11/1/19	1,643	1,719
1,2	Fannie Mae Pool	4.210%	7/1/20	2,946	3,043
1,2	Fannie Mae Pool	4.210%	7/1/20	3,245	3,353
1,2	Fannie Mae Pool	4.230%	7/1/20	2,707	2,822
1,2	Fannie Mae Pool	4.240%	1/1/20	2,750	2,918
1,2	Fannie Mae Pool	4.250%	4/1/20	17,723	18,668
1,2	Fannie Mae Pool	4.250%	7/1/20	2,650	2,768
1,2	Fannie Mae Pool	4.270%	5/1/20	2,587	2,728
1,2	Fannie Mae Pool	4.280%	7/1/20	20,208	21,144
1,2	Fannie Mae Pool	4.290%	4/1/20	6,231	6,587
1,2	Fannie Mae Pool	4.300%	7/1/20	13,442	14,208
1,2	Fannie Mae Pool	4.300%	7/1/20	8,077	8,579
1,2	Fannie Mae Pool	4.310%	5/1/20	2,994	3,166
1,2	Fannie Mae Pool	4.330%	7/1/20	3,120	3,320
1,2	Fannie Mae Pool	4.340%	4/1/20	31,554	33,459
1,2	Fannie Mae Pool	4.360%	6/1/20	2,996	3,184
1,2	Fannie Mae Pool	4.400%	5/1/20	12,377	13,062
1,2	Fannie Mae Pool	4.430%	3/1/20	2,092	2,241
1,2	Fannie Mae Pool	4.430%	5/1/20	2,066	2,204
1,2	Fannie Mae Pool	4.430%	7/1/20	896	948
1,2	Fannie Mae Pool	4.470%	4/1/20	2,862	3,063
1,2	Fannie Mae Pool	4.540%	4/1/20	1,832	1,974
1,2	Fannie Mae Pool	4.560%	2/1/20	1,393	1,504
1,2	Fannie Mae Pool	4.570%	5/1/19	5,905	6,372
1,2	Fannie Mae Pool	4.600%	4/1/20	40,897	44,528
1,2	Fannie Mae Pool	4.680%	3/1/20	1,495	1,618
2	Ginnie Mae II Pool	4.000%	10/20/39	84,183	88,002
2	Ginnie Mae II Pool	4.000%	12/20/39	21,274	22,231
2	Ginnie Mae II Pool	4.000%	1/20/40	5,051	5,293
2	Ginnie Mae II Pool	4.000%	2/20/40	14,252	14,974
2	Ginnie Mae II Pool	4.500%	11/20/39	7,079	7,494
2,3	Government National Mortgage Assn.	0.538%	2/20/37	32,082	31,793
2	Government National Mortgage Assn.	5.000%	2/16/37	108,571	119,391
2	Government National Mortgage Assn.	5.000%	6/16/37	39,066	42,764
2	Government National Mortgage Assn.	5.500%	8/16/36	17,000	19,054
2	Government National Mortgage Assn.	6.000%	10/20/39	132,064	142,186
2	Government National Mortgage Assn.	6.500%	4/20/31	5,697	6,218
					734,246
Total U.S. Government and Agency Obligations (Cost $35,216,585)					36,882,254

57

GNMA Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Temporary Cash Investments (15.6%)
Repurchase Agreements
Bank Of America Securities, LLC
(Dated 7/30/10, Repurchase Value
$158,203,000, collateralized by
Federal Home Loan Mortgage Corp.
4.893%–5.950%, 11/1/36–4/1/38,
Federal National Mortgage Assn.
3.675%–5.109%, 3/1/38–7/1/40)	0.210%	8/2/10	158,200	158,200
Barclays Capital Inc.
(Dated 7/30/10, Repurchase Value
$2,504,546,000, collateralized by
Federal Farm Credit Bank
0.000%–3.990%, 8/12/10–6/17/19,
Federal Home Loan Bank 0.000%–5.270%,
8/20/10–3/14/36, Federal Home Loan
Mortgage Corp. 0.000%–5.680%,
8/23/10–7/29/30, Federal National
Mortgage Assn. 0.000%–6.000%,
8/4/10–1/28/28)	0.220%	8/2/10	2,504,500	2,504,500
BNP Paribas Securities Corp.
(Dated 7/30/10, Repurchase Value
$525,009,000, collateralized by
Federal Home Loan Mortgage Corp.
5.000%, 3/1/38, Federal National
Mortgage Assn. 4.000%–6.000%,
6/1/20–1/1/39)	0.210%	8/2/10	525,000	525,000
Credit Suisse Securities (USA) LLC
(Dated 7/30/10, Repurchase Value
$44,301,000, collateralized by
Federal National Mortgage Assn.
3.500%–7.000%, 11/1/11–3/1/48)	0.210%	8/2/10	44,300	44,300
Deutsche Bank Securities, Inc.
(Dated 7/30/10, Repurchase Value
$1,623,628,000, collateralized by
Government National Mortgage Assn.
4.000%–7.000%, 7/15/25–7/15/50)	0.210%	8/2/10	1,623,600	1,623,600
J.P. Morgan Securities Inc.
(Dated 7/30/10, Repurchase Value
$77,901,000, collateralized by
Federal National Mortgage Assn.
Discount Note, 11/1/36–7/1/40)	0.210%	8/2/10	77,900	77,900
Morgan Stanley
(Dated 7/30/10, Repurchase Value
$922,216,000, collateralized by
Federal National Mortgage Assn.
3.500%–5.500%, 5/1/21–7/1/40)	0.210%	8/2/10	922,200	922,200
Total Temporary Cash Investments (Cost $5,855,700)				5,855,700
Total Investments (113.7%) (Cost $41,072,285)				42,737,954

58

GNMA Fund

Market
Value
($000)
Other Assets and Liabilities (-13.7%)
Other Assets[4]	3,675,588
Liabilities	(8,832,492)
(5,156,904)
Net Assets (100%)	37,581,050

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	42,737,954
Receivables for Investment Securities Sold	3,471,329
Other Assets[4]	204,259
Total Assets	46,413,542
Liabilities
Payables for Investment Securities Purchased	7,951,829
Other Liabilities	880,663
Total Liabilities	8,832,492
Net Assets	37,581,050

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	35,410,734
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	498,509
Unrealized Appreciation (Depreciation)
Investment Securities	1,665,669
Futures Contracts	6,138
Net Assets	37,581,050

Investor Shares—Net Assets
Applicable to 1,648,876,332 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	18,268,963
Net Asset Value Per Share—Investor Shares	$11.08

Admiral Shares—Net Assets
Applicable to 1,743,024,703 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,312,087
Net Asset Value Per Share—Admiral Shares	$11.08

See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
3 Adjustable-rate security.
4 Cash of $7,055,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

59

GNMA Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Interest	620,407
Total Income	620,407
Expenses
Investment Advisory Fees—Note B	1,662
The Vanguard Group—Note C
Management and Administrative—Investor Shares	16,288
Management and Administrative—Admiral Shares	6,352
Marketing and Distribution—Investor Shares	2,415
Marketing and Distribution—Admiral Shares	2,429
Custodian Fees	793
Auditing Fees	3
Shareholders’ Reports—Investor Shares	224
Shareholders’ Reports—Admiral Shares	41
Trustees’ Fees and Expenses	27
Total Expenses	30,234
Net Investment Income	590,173
Realized Net Gain (Loss)
Investment Securities Sold	460,913
Futures Contracts	25,367
Realized Net Gain (Loss)	486,280
Change in Unrealized Appreciation (Depreciation)
Investment Securities	694,447
Futures Contracts	21,721
Change in Unrealized Appreciation (Depreciation)	716,168
Net Increase (Decrease) in Net Assets Resulting from Operations	1,792,621

See accompanying Notes, which are an integral part of the Financial Statements.

60

GNMA Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2010	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	590,173	1,304,882
Realized Net Gain (Loss)	486,280	491,502
Change in Unrealized Appreciation (Depreciation)	716,168	484,738
Net Increase (Decrease) in Net Assets Resulting from Operations	1,792,621	2,281,122
Distributions
Net Investment Income
Investor Shares	(282,295)	(631,612)
Admiral Shares	(307,878)	(673,270)
Realized Capital Gain[1]
Investor Shares	(71,918)	(119,488)
Admiral Shares	(75,260)	(125,453)
Total Distributions	(737,351)	(1,549,823)
Capital Share Transactions
Investor Shares	(41,638)	2,429,397
Admiral Shares	310,462	3,355,083
Net Increase (Decrease) from Capital Share Transactions	268,824	5,784,480
Total Increase (Decrease)	1,324,094	6,515,779
Net Assets
Beginning of Period	36,256,956	29,741,177
End of Period	37,581,050	36,256,956

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $113,729,000 and $176,902,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

61

GNMA Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.76	$10.53	$10.47	$10.16	$10.29	$10.48
Investment Operations
Net Investment Income	.173	.402	.511	.533	.522	.483
Net Realized and Unrealized Gain (Loss)
on Investments	.364	.302	.060	.310	(.130)	(.190)
Total from Investment Operations	.537	.704	.571	.843	.392	.293
Distributions
Dividends from Net Investment Income	(.173)	(.402)	(.511)	(.533)	(.522)	(.483)
Distributions from Realized Capital Gains	(.044)	(.072)	—	—	—	—
Total Distributions	(.217)	(.474)	(.511)	(.533)	(.522)	(.483)
Net Asset Value, End of Period	$11.08	$10.76	$10.53	$10.47	$10.16	$10.29

Total Return[1]	5.05%	6.81%	5.65%	8.56%	3.94%	2.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,269	$17,800	$15,007	$12,916	$12,835	$13,905
Ratio of Total Expenses to
Average Net Assets	0.23%[2]	0.23%	0.22%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.24%[2]	3.71%	4.92%	5.22%	5.14%	4.67%
Portfolio Turnover Rate	466%[2,3]	272%	63%	21%	18%	38%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.
3 Includes 201% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

62

GNMA Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.76	$10.53	$10.47	$10.16	$10.29	$10.48
Investment Operations
Net Investment Income	.179	.413	.522	.543	.532	.492
Net Realized and Unrealized Gain (Loss)
on Investments	.364	.302	.060	.310	(.130)	(.190)
Total from Investment Operations	.543	.715	.582	.853	.402	.302
Distributions
Dividends from Net Investment Income	(.179)	(.413)	(.522)	(.543)	(.532)	(.492)
Distributions from Realized Capital Gains	(.044)	(.072)	—	—	—	—
Total Distributions	(.223)	(.485)	(.522)	(.543)	(.532)	(.492)
Net Asset Value, End of Period	$11.08	$10.76	$10.53	$10.47	$10.16	$10.29

Total Return	5.11%	6.92%	5.76%	8.67%	4.04%	2.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,312	$18,457	$14,734	$10,978	$10,159	$10,281
Ratio of Total Expenses to
Average Net Assets	0.11%[1]	0.13%	0.12%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.36%[1]	3.81%	5.02%	5.32%	5.24%	4.77%
Portfolio Turnover Rate	466%[1,2]	272%	63%	21%	18%	38%

1 Annualized.
2 Includes 201% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

63

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

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GNMA Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2010, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $7,263,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.90% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

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GNMA Fund

The following table summarizes the fund’s investments as of July 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	36,882,254	—
Temporary Cash Investments	—	5,855,700	—
Futures Contracts—Assets[1]	8,787	—	—
Futures Contracts—Liabilities[1]	(4,685)	—	—
Total	4,102	42,737,954	—
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note/Bond	September 2010	(7,027)	(1,539,791)	(9,393)
30-Year U.S. Treasury Note/Bond	September 2010	4,766	613,474	23,515
10-Year U.S. Treasury Note/Bond	September 2010	(4,685)	(580,062)	(7,984)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2010, the cost of investment securities for tax purposes was $41,072,285,000. Net unrealized appreciation of investment securities for tax purposes was $1,665,669,000, consisting of unrealized gains of $1,694,301,000 on securities that had risen in value since their purchase and $28,632,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2010, the fund purchased $84,361,685,000 of investment securities and sold $84,648,593,000 of investment securities, other than temporary cash investments.

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GNMA Fund

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2010	January 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,352,939	216,425	7,338,740	688,065
Issued in Lieu of Cash Distributions	311,491	28,748	653,872	61,205
Redeemed	(2,706,068)	(250,206)	(5,563,215)	(521,117)
Net Increase (Decrease)—Investor Shares	(41,638)	(5,033)	2,429,397	228,153
Admiral Shares
Issued	2,291,011	211,387	7,407,689	694,168
Issued in Lieu of Cash Distributions	296,390	27,353	608,944	56,994
Redeemed	(2,276,939)	(210,633)	(4,661,550)	(436,037)
Net Increase (Decrease)—Admiral Shares	310,462	28,107	3,355,083	315,125

I. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Long-Term Treasury Fund

Fund Profile
As of July 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VUSTX		VUSUX
Expense Ratio[1]	0.25%		0.12%
30-Day SEC Yield	3.54%		3.66%

Financial Attributes
		Barclays	Barclays
		Long	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	21	35	8,191
Yield to Maturity
(before expenses)	3.7%	3.7%	2.6%
Average Coupon	5.1%	5.4%	4.4%
Average Duration	12.8 years	13.8 years	4.1 years
Average Effective
Maturity	21.6 years	21.8 years	6.3 years
Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			99.5%
Short-Term Reserves			0.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	1.00	0.65
Beta	0.99	2.56

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.5%
10 - 20 Years	47.6
20 - 30 Years	51.9

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratios were 0.22% for Investor Shares and 0.10% for Admiral Shares.

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Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010
				Barclays
				Long
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	6.87%	11.70%	18.57%	18.78%
2002	5.63	-0.37	5.26	5.38
2003	5.80	8.97	14.77	14.91
2004	4.95	-0.01	4.94	4.59
2005	5.27	2.74	8.01	8.56
2006	4.84	-1.86	2.98	2.93
2007	4.92	-3.12	1.80	2.00
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	2.25	7.74	9.99	10.42
Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	12.02%	5.95%	5.11%	2.73%	7.84%
Admiral Shares	2/12/2001	12.15	6.10	5.17[1]	2.18[1]	7.35[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

69

Long-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.7%)
U.S. Government Securities (97.7%)
United States Treasury Note/Bond	7.875%	2/15/21	60,581	87,161
United States Treasury Note/Bond	8.125%	5/15/21	84,875	124,408
United States Treasury Note/Bond	7.250%	8/15/22	14,000	19,593
United States Treasury Note/Bond	7.125%	2/15/23	102,500	142,651
1 United States Treasury Note/Bond	6.250%	8/15/23	254,500	331,685
United States Treasury Note/Bond	7.625%	2/15/25	2,000	2,953
United States Treasury Note/Bond	6.000%	2/15/26	94,500	122,407
United States Treasury Note/Bond	6.375%	8/15/27	92,650	125,353
United States Treasury Note/Bond	6.125%	11/15/27	94,000	124,212
United States Treasury Note/Bond	5.500%	8/15/28	44,000	54,526
United States Treasury Note/Bond	5.250%	11/15/28	74,000	89,205
United States Treasury Note/Bond	5.250%	2/15/29	211,200	254,530
United States Treasury Note/Bond	5.375%	2/15/31	118,095	144,962
United States Treasury Note/Bond	4.750%	2/15/37	88,000	100,114
United States Treasury Note/Bond	4.375%	2/15/38	238,500	255,121
United States Treasury Note/Bond	4.500%	5/15/38	21,000	22,900
United States Treasury Note/Bond	3.500%	2/15/39	375,000	343,886
United States Treasury Note/Bond	4.250%	5/15/39	123,500	129,019
United States Treasury Note/Bond	4.500%	8/15/39	181,500	197,467
United States Treasury Note/Bond	4.375%	11/15/39	139,500	148,764
United States Treasury Note/Bond	4.625%	2/15/40	245,000	272,065
Total U.S. Government and Agency Obligations (Cost $2,861,598)				3,092,982
Temporary Cash Investment (0.4%)
Repurchase Agreement (0.4%)
BNP Paribas Securities Corp.
(Dated 7/30/10, Repurchase Value $12,386,000,
collateralized by U.S. Treasury Inflation
Indexed Bond, 0.625%–2.000%,
4/15/13–1/15/14) (Cost $12,386)	0.210%	8/2/10	12,386	12,386
Total Investments (98.1%) (Cost $2,873,984)				3,105,368

70

Long-Term Treasury Fund

Market
Value
($000)
Other Assets and Liabilities (1.9%)
Other Assets	256,902
Liabilities	(197,962)
58,940
Net Assets (100%)	3,164,308

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	3,105,368
Receivables for Investment Securities Sold	187,736
Other Assets	69,166
Total Assets	3,362,270
Liabilities
Payables for Investment Securities Purchased	181,851
Other Liabilities	16,111
Total Liabilities	197,962
Net Assets	3,164,308

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	2,890,209
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	43,309
Unrealized Appreciation (Depreciation)
Investment Securities	231,384
Futures Contracts	(594)
Net Assets	3,164,308

Investor Shares—Net Assets
Applicable to 138,636,217 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,662,325
Net Asset Value Per Share—Investor Shares	$11.99

Admiral Shares—Net Assets
Applicable to 125,261,169 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,501,983
Net Asset Value Per Share—Admiral Shares	$11.99

See Note A in Notes to Financial Statements.
1 Securities with a value of $2,867,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Interest	61,756
Total Income	61,756
Expenses
The Vanguard Group—Note B
Investment Advisory Services	184
Management and Administrative—Investor Shares	1,293
Management and Administrative—Admiral Shares	385
Marketing and Distribution—Investor Shares	199
Marketing and Distribution—Admiral Shares	173
Custodian Fees	21
Shareholders’ Reports—Investor Shares	20
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	2
Total Expenses	2,282
Net Investment Income	59,474
Realized Net Gain (Loss)
Investment Securities Sold	65,702
Futures Contracts	(2,142)
Realized Net Gain (Loss)	63,560
Change in Unrealized Appreciation (Depreciation)
Investment Securities	151,194
Futures Contracts	(337)
Change in Unrealized Appreciation (Depreciation)	150,857
Net Increase (Decrease) in Net Assets Resulting from Operations	273,891

See accompanying Notes, which are an integral part of the Financial Statements.

72

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2010	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,474	122,841
Realized Net Gain (Loss)	63,560	16,910
Change in Unrealized Appreciation (Depreciation)	150,857	(185,457)
Net Increase (Decrease) in Net Assets Resulting from Operations	273,891	(45,706)
Distributions
Net Investment Income
Investor Shares	(30,982)	(65,986)
Admiral Shares	(28,492)	(56,616)
Realized Capital Gain[1]
Investor Shares	(2,717)	(63,529)
Admiral Shares	(2,425)	(52,686)
Total Distributions	(64,616)	(238,817)
Capital Share Transactions
Investor Shares	106,650	(296,210)
Admiral Shares	156,919	(124,101)
Net Increase (Decrease) from Capital Share Transactions	263,569	(420,311)
Total Increase (Decrease)	472,844	(704,834)
Net Assets
Beginning of Period	2,691,464	3,396,298
End of Period	3,164,308	2,691,464

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $0 and $50,976,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.15	$12.21	$11.76	$10.99	$11.40	$11.76
Investment Operations
Net Investment Income	.236	.475	.499	.533	.547	.563
Net Realized and Unrealized Gain (Loss)
on Investments	.861	(.623)	.563	.855	(.356)	(.218)
Total from Investment Operations	1.097	(.148)	1.062	1.388	.191	.345
Distributions
Dividends from Net Investment Income	(.236)	(.474)	(.502)	(.533)	(.547)	(.563)
Distributions from Realized Capital Gains	(.021)	(.438)	(.110)	(.085)	(.054)	(.142)
Total Distributions	(.257)	(.912)	(.612)	(.618)	(.601)	(.705)
Net Asset Value, End of Period	$11.99	$11.15	$12.21	$11.76	$10.99	$11.40

Total Return[1]	9.99%	-1.35%	9.25%	13.09%	1.80%	2.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,662	$1,446	$1,897	$1,518	$1,262	$1,419
Ratio of Total Expenses to
Average Net Assets	0.22%[2]	0.25%	0.25%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	4.20%[2]	4.12%	4.19%	4.78%	4.96%	4.82%
Portfolio Turnover Rate	41%[2]	77%	80%	37%	68%	25%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.15	$12.21	$11.76	$10.99	$11.40	$11.76
Investment Operations
Net Investment Income	.243	.490	.516	.551	.564	.581
Net Realized and Unrealized Gain (Loss)
on Investments	.861	(.623)	.563	.855	(.356)	(.218)
Total from Investment Operations	1.104	(.133)	1.079	1.406	.208	.363
Distributions
Dividends from Net Investment Income	(.243)	(.489)	(.519)	(.551)	(.564)	(.581)
Distributions from Realized Capital Gains	(.021)	(.438)	(.110)	(.085)	(.054)	(.142)
Total Distributions	(.264)	(.927)	(.629)	(.636)	(.618)	(.723)
Net Asset Value, End of Period	$11.99	$11.15	$12.21	$11.76	$10.99	$11.40

Total Return	10.06%	-1.23%	9.41%	13.27%	1.96%	3.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,502	$1,245	$1,499	$1,190	$863	$809
Ratio of Total Expenses to
Average Net Assets	0.10%[1]	0.12%	0.11%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	4.32%[1]	4.25%	4.33%	4.94%	5.12%	4.99%
Portfolio Turnover Rate	41%[1]	77%	80%	37%	68%	25%
1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

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Long-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $603,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,092,982	—
Temporary Cash Investments	—	12,386	—
Futures Contracts—Assets[1]	251	—	—
Futures Contracts—Liabilities[1]	(710)	—	—
Total	(459)	3,105,368	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2010	520	113,945	61
10-Year U.S. Treasury Note	September 2010	(517)	(64,011)	(655)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

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Long-Term Treasury Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $19,198,000 through January 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2010, the cost of investment securities for tax purposes was $2,893,182,000. Net unrealized appreciation of investment securities for tax purposes was $212,186,000, consisting of unrealized gains of $227,671,000 on securities that had risen in value since their purchase and $15,485,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2010, the fund purchased $1,620,433,000 of investment securities and sold $1,145,184,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2010	January 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	311,358	26,936	329,286	28,527
Issued in Lieu of Cash Distributions	31,064	2,731	120,581	10,266
Redeemed	(235,772)	(20,766)	(746,077)	(64,484)
Net Increase (Decrease)—Investor Shares	106,650	8,901	(296,210)	(25,691)
Admiral Shares
Issued	346,533	30,416	409,459	35,304
Issued in Lieu of Cash Distributions	24,767	2,177	91,203	7,765
Redeemed	(214,381)	(19,007)	(624,763)	(54,187)
Net Increase (Decrease)—Admiral Shares	156,919	13,586	(124,101)	(11,118)

H. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

 The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended July 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2010	7/31/2010	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,016.48	$1.10
Admiral Shares	1,000.00	1,017.09	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,023.24	$1.10
Admiral Shares	1,000.00	1,023.85	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,058.25	$1.12
Admiral Shares	1,000.00	1,058.87	0.51
GNMA Fund
Investor Shares	$1,000.00	$1,050.52	$1.17
Admiral Shares	1,000.00	1,051.15	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,099.91	$1.15
Admiral Shares	1,000.00	1,100.56	0.52

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Six Months Ended July 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2010	7/31/2010	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.30	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.30	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.30	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,023.65	$1.15
Admiral Shares	1,000.00	1,024.25	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.23% for Investor Shares and 0.11% for Admiral Shares; for the Long-Term Treasury Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Vanguard Short-Term Federal Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board also has renewed the investment advisory agreement between Vanguard GNMA Fund and Wellington Management Company, LLP. The board determined that renewing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the GNMA Fund since the fund’s inception in 1980. The firm and the fund’s management team have depth and stability. The portfolio manager of the GNMA Fund is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis. Wellington Management has provided high-quality advisory services for the GNMA Fund and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group. Vanguard has been managing investments for more than three decades and has advised the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and the Short-Term Federal Fund since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each fund has performed in line with expectations, and that its performance results have been competitive versus its benchmark and peer group. Information about the funds’ most recent performance can be found in the Performance Summary sections of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory expense ratio was also well below its peer-group average. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also contain information about the advisory expenses.

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The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee for the GNMA Fund, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the GNMA Fund shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and the Short-Term Federal Fund, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Moody’s Investors Service and Standard & Poor’s, and the higher rating for each issue is used.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

84

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education of
of The Vanguard Group since 2008; Chief Executive	the University of Pennsylvania; Director of Carnegie
Officer and President of The Vanguard Group and of	Corporation of New York, Schuylkill River Development
each of the investment companies served by The	Corporation, and Greater Philadelphia Chamber of
Vanguard Group since 2008; Director of Vanguard	Commerce; Trustee of the National Constitution Center;
Marketing Corporation; Managing Director of The	Chair of the Presidential Commission for the Study of
Vanguard Group (1995–2008).	Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer since
Born 1948. Trustee Since January 2008. Principal	2006 (retired 2008) and Member of the Executive
Occupation(s) During the Past Five Years: Executive	Committee (retired 2008) of Johnson & Johnson
Chief Staff and Marketing Officer for North America	(pharmaceuticals/consumer products); Vice President
and Corporate Vice President (retired 2008) of Xerox	and Chief Information Officer of Johnson & Johnson
Corporation (document management products and	(1997–2005); Director of the University Medical Center
services); Director of SPX Corporation (multi-industry	at Princeton and Women’s Research and Education
manufacturing), the United Way of Rochester,	Institute; Member of the Advisory Board of the
Amerigroup Corporation (managed health care),	Maxwell School of Citizenship and Public Affairs
the University of Rochester Medical Center, and	at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory Council
Board of Managers of Delphi Automotive LLP	for the College of Arts and Letters at the University of
(automotive components).	Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the Federal	General Counsel of The Vanguard Group since 2005;
Reserve Bank of Cleveland; Trustee of The Cleveland	Secretary of The Vanguard Group and of each of the
Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	R. Gregory Barton	Michael S. Miller
Director of Corning Incorporated and Dow Corning;	Mortimer J. Buckley	James M. Norris
Trustee of the Corning Incorporated Foundation and	Kathleen C. Gubanich	Glenn W. Reed
the Corning Museum of Glass; Overseer of the	Paul A. Heller	George U. Sauter
Amos Tuck School of Business Administration at
Dartmouth College.
Chairman Emeritus and Senior Advisor

Executive Officers	John J. Brennan
Chairman, 1996–2009
Glenn Booraem	Chief Executive Officer and President, 1996–2008
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	Founder
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q322 092010

Vanguard Corporate Bond Funds
Semiannual Report

July 31, 2010

Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard High-Yield Corporate Fund

> Despite a period of increased risk-aversion, especially during May, the corporate bond market posted healthy returns for the six months ended July 31.

> Returns for the Vanguard Corporate Bond Funds ranged from almost 9% for the Long-Term Investment-Grade Fund to almost 3% for the Short-Term Investment-Grade Fund. The Intermediate-Term Investment-Grade and High-Yield Corporate Funds each returned more than 6%.

> All four funds outperformed the average return of their peers, but lagged—by varying amounts—the results of their benchmark indexes.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	10
Short-Term Investment-Grade Fund.	17
Intermediate-Term Investment-Grade Fund.	43
Long-Term Investment-Grade Fund.	66
High-Yield Corporate Fund.	81
About Your Fund’s Expenses.	95
Trustees Approve Advisory Arrangements.	98
Glossary.	100

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended July 31, 2010
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	2.20%	1.74%	1.03%	2.77%
Admiral™ Shares	2.31	1.79	1.03	2.82
Institutional Shares	2.35	1.81	1.03	2.84
Barclays Capital U.S. 1–5 Year Credit Bond
Index				3.31
1–5 Year Investment-Grade Debt Funds
Average				2.66
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	3.64%	2.54%	4.15%	6.69%
Admiral™ Shares	3.76	2.60	4.15	6.75
Barclays Capital U.S. 5–10 Year Credit Bond
Index				7.20
Intermediate Investment-Grade Debt Funds
Average				4.94
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Long-Term Investment-Grade Fund
Investor Shares	5.30%	3.04%	5.75%	8.79%
Admiral™ Shares	5.42	3.10	5.75	8.85
Barclays Capital U.S. Long Credit A or Better
Bond Index				8.87
Corporate A-Rated Debt Funds Average				4.94
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Total Returns

Six Months Ended July 31, 2010
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard High-Yield Corporate Fund
Investor Shares	7.27%	4.04%	2.19%	6.23%
Admiral™ Shares	7.39	4.11	2.19	6.30
Barclays Capital U.S. Corporate High Yield
Bond Index				6.88
High-Current-Yield Funds Average				6.08
High-Current-Yield Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance

Your Fund’s Performance at a Glance
January 31, 2010, Through July 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$10.70	$10.81	$0.183	$0.000
Admiral Shares	10.70	10.81	0.189	0.000
Institutional Shares	10.70	10.81	0.191	0.000
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$9.81	$10.18	$0.239	$0.036
Admiral Shares	9.81	10.18	0.245	0.036
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$9.04	$9.56	$0.261	$0.000
Admiral Shares	9.04	9.56	0.266	0.000
Vanguard High-Yield Corporate Fund
Investor Shares	$5.48	$5.60	$0.215	$0.000
Admiral Shares	5.48	5.60	0.218	0.000

Chairman’s Letter

Dear Shareholder,

In February, at the start of the new fiscal year, the United States and other major developed economies appeared to be squarely back on the growth track. But when yellow warning lights started flashing, a roller-coaster ride ensued in both the stock and bond markets as investors fled riskier securities, then embraced them again. By the end of the period, the broad U.S. bond market had edged out the broad U.S. stock market in returns.

For the six months ended July 31, each of the Vanguard Corporate Bond Funds produced solid returns that were ahead of the average returns of peer funds but fell a bit short of results for their benchmark indexes. The LongTerm InvestmentGrade Fund was the best performer, with an 8.79% return for Investor Shares. The ShortTerm InvestmentGrade Fund brought up the rear with a 2.77% return for Investor Shares. All four funds benefited from both income and capital returns. The LongTerm Investment Grade Fund produced a 5.75% capital return, the highest of the group, as falling interest rates boosted prices of bonds.

A glance at the funds’ 30day SEC yields on January 31 and July 31, shown on page 7, shows decreases for the three investmentgrade funds and a very slight uptick for the HighYield Corporate Fund.

What the yield table doesn’t reveal, however, is that at the ends of both February and May—two months when investors were particularly anxious about the European debt crisis—the HighYield Corporate Fund’s yield was above 8%.

High-quality bonds rallied amid the search for safety
Turmoil in the stock markets and mixed economic signals drove bond prices higher, and yields lower, as investors sought safety in highquality government and corporate bonds. At the start of the period, for example, the yield of the benchmark 10year U.S. Treasury note stood at 3.61%. By the end of the period, it had dipped to 2.91%. Investor demand was so strong that the Treasury department sold 3year notes for the lowest yield on record. And the rates on homemortgage loans were at their lowest levels since the 1950s.

Rising bond prices led to strong sixmonth returns in both the taxable and municipal bond markets. The returns from money market instruments, by contrast, remained vanishingly small. Yields have hovered near 0% since late 2008, when the Federal Reserve Board set its target for shortterm interest rates between 0% and 0.25%.

Stock markets moved higher but the journey was tense
Global stock markets emerged from a turbulent sixmonth stretch with respectable singledigit gains. Prices rallied in early spring, buoyed by rapid growth in corporate earnings, but fell

Market Barometer
			Total Returns
		Periods Ended July 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.85%	8.91%	5.96%
Barclays Capital Municipal Bond Index	4.06	9.15	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.12	2.58

Stocks
Russell 1000 Index (Large-caps)	3.84%	14.51%	0.02%
Russell 2000 Index (Small-caps)	8.79	18.43	0.47
Dow Jones U.S. Total Stock Market Index	4.48	15.36	0.45
MSCI All Country World Index ex USA (International)	2.26	10.12	4.89

CPI
Consumer Price Index	0.61%	1.24%	2.21%

sharply in May and June as Europe’s sovereigndebt crisis took center stage. Signs that the U.S. economic recovery might be sputtering also dampened investor spirits. By the end of the sixmonth period, however, stock markets had recouped the previous months’ losses as corporate bellwethers continued to report strong profits, and investors’ moods brightened.

For the full period, the U.S. stock market returned more than 4%. Smallercompany stocks, which are less exposed to global turmoil than largecap multinationals, returned about 9%. International stocks finished the period with a modestly positive return, as strong performance from emerging markets compensated for weaker returns in Europe.

During a volatile period, it paid to be discriminating
The fiscal year that ended in January 2010 was a tough act to follow for corporate bonds, which delivered exceptional doubledigit gains in that period. Still, in the first half of the new fiscal year, the Vanguard Corporate Bond Funds distinguished themselves during what turned out to be a very volatile time.

As is often the case in the fixed income market, when U.S. Treasury bonds zigged, corporate bonds zagged. Treasuries are still the preferred safe haven for many investors, despite concerns about federal deficit spending and potential growth in the debtservicing burden. A quick look at bond market returns in May and July provides an example.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.24%	0.12%	0.09%	0.90%
Intermediate-Term Investment-Grade
Fund	0.24	0.11	—	0.91
Long-Term Investment-Grade Fund	0.26	0.13	—	1.09
High-Yield Corporate Fund	0.28	0.15	—	1.26

The fund expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the funds’ annualized expense ratios were: for the Short-Term Investment-Grade Fund, 0.22% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.24% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.25% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2009.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade Fund, Intermediate Investment-Grade Debt Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High-Current-Yield Funds.

In May, robust demand for Treasuries—linked to investors’ heightened anxiety about a myriad of factors, including sovereigndebt woes in Europe and prospects for financial reform in the United States—translated into losses for riskier bonds. But in July, as some uncertainty was removed and investors regained confidence, corporate bonds rallied. Consider the HighYield Corporate Fund: It returned about –3% in May, then rose by more than 3% in July. When the dust settled, the sixmonth returns of the Barclays U.S. Credit indexes (which are composed primarily of corporate bonds) were generally in line with those of comparablematurity Treasury indexes.

The ShortTerm and, to a lesser extent, the IntermediateTerm InvestmentGrade Funds continued to benefit from the improvement in the assetbacked and commercial mortgagebacked securities sectors, although sixmonth returns were not as stellar as they were in the prior fiscal year. The advisor, Vanguard Fixed Income Group, chose well among securities representing highquality auto loans and credit card receivables, as well as mortgages without governmentagency backing. Relative to their benchmarks, however, the funds’ somewhat shorter durations were a headwind.

Yields
	30Day SEC Yields on
	January 31,	July 31,
Bond Fund	2010	2010
ShortTerm InvestmentGrade
Investor Shares	2.38%	2.20%
Admiral Shares	2.50	2.31
Institutional Shares	2.52	2.35
IntermediateTerm InvestmentGrade
Investor Shares	4.11%	3.64%
Admiral Shares	4.24	3.76
LongTerm InvestmentGrade
Investor Shares	5.74%	5.30%
Admiral Shares	5.86	5.42
HighYield Corporate
Investor Shares	7.22%	7.27%
Admiral Shares	7.33	7.39

The LongTerm InvestmentGrade Fund, which did not own any assetbacked or commercial mortgagebacked securities, benefited from last year’s decision by its advisor—Wellington Management Company—to increase the fund’s exposure to the finance sector. Additional tailwinds came from relatively light holdings of foreign government bonds and from a stake—albeit modest—in longterm Treasuries: The Barclays Capital U.S. Long Treasury Bond Index returned more than 10% for the fiscal halfyear.

After a rough sixmonth ride for lowquality bonds, the HighYield Corporate Fund finished with a strong return. The total volume of new highyield issuance in the United States provides some insight into just how bumpy the ride was and how investor appetite waxed and waned. March set a new record for monthly issuance—more than $35 billion—and April became the secondhighest month ever, at about $31 billion. But when investors became more riskaverse again, newissue activity slowed to a relative trickle of less than $7 billion in May.

As has happened in the past, the HighYield Corporate Fund’s higherquality orientation held back its performance relative to the benchmark index in the halfyear. However, this focus on quality has served investors well over time— especially in a market where risk and reward are asymmetric. For example, a bond can lose all of its value, but—unlike a stock—it has limited potential for price increases.

For more information about the advisors’ strategies and the funds’ positioning during the year, please see the Advisors’ Report that follows this letter.

Bonds’ volatility underscores the value of diversification
The various sectors of the fixed income markets often trade places in the performance rankings over time—just as equity sectors do—and there’s every reason to expect that to continue. Because the markets’ twists and turns are hard to predict, we encourage you to diversify your bond holdings across maturities and sectors, consistent with the investment objectives and principles you use in managing your total portfolio.

The Vanguard Corporate Bond Funds, with holdings that are diversified within their designated sectors of the broad U.S. bond market, can help you do that. And with their low expenses, they can help you with another important investment principle—paying attention to costs, which are especially important in fixed income investing.

Many investors are concerned about what may happen to their bond holdings if interest rates rise. The conventional wisdom might suggest defensively reallocating some of your holdings into shortermaturity bond funds, which are often thought to be less sensitive to changes in interest rates. Recent Vanguard research, however, underscores the benefits of maintaining a broadly diversified fixed income portfolio, regardless of the future direction of interest rates. In fact, the high uncertainty about the outlook for economic growth, the deficit, inflation, and interest rates would seem to support greater fixed income diversification, not less.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 13, 2010

Advisors’ Report

For the Short- and Intermediate-Term Investment-Grade Funds
The Short and IntermediateTerm InvestmentGrade Funds performed well in the fiscal halfyear that ended July 31, 2010, although returns across the bond market were not as robust as some of the extraordinary doubledigit returns of a year ago.

The ShortTerm InvestmentGrade Fund’s Investor Shares returned 2.77%, while the Admiral and Institutional Shares returned 2.82% and 2.84%, respectively. The Investor Shares of the IntermediateTerm InvestmentGrade Fund returned 6.69% and the Admiral Shares 6.75%. Both funds outpaced the average returns of their respective peer groups, but trailed the returns of their benchmark indexes in part because of the funds’ shorter average durations.

The investment environment
Both U.S. stocks and bonds broadly started the new fiscal year on solid footing amid optimism about the global economic recovery. With the end of major government stimulus programs coming into view, a key question on the mind of many investors and market watchers was “When is the Federal Reserve going to begin raising interest rates?”

Very quickly, however, this question was replaced with questions about four major issues: the European sovereigndebt crisis, “stress tests” for European banks,

Yields of U.S. Treasury Securities
	January 31,	July 31,
Maturity	2010	2010
2 years	0.83%	0.55%
3 years	1.37	0.83
5 years	2.35	1.60
10 years	3.61	2.91
30 years	4.51	3.98
Source: Vanguard.

prospects for financial regulatory reform in the United States, and the fate of Goldman Sachs after fraud charges by the Securities and Exchange Commission (SEC). Any one of these concerns on its own could increase market volatility; the combination of all four could potentially have a dramatic impact. Fortunately, by the end of the period, each of the four issues was either resolved or addressed sufficiently to allay most of investors’ anxiety.

Longsimmering fiscal problems and the threat of a sovereigndebt default bubbled up to a crisis level in Greece, raising concern about other developed countries with doubtful finances and rattling bond markets globally. Major rating agencies added to investors’ unease by downgrading the sovereign credit ratings of several countries. Greece, for example, is no longer rated investmentgrade.

Concerted action by European leaders, who announced stabilization programs totaling nearly $1 trillion along with broad fiscal austerity measures, helped restore some normalcy to European banking and the overall credit markets. Also reassuring were the results of the stress tests of major European banks, released in July: Of the 91 largest banks, only seven were deemed so shaky that they need to raise additional capital.

In the United States, prospects for financial reform created considerable additional suspense. After intense wrangling, in July Congress passed the DoddFrank Wall Street Reform and Consumer Protection Act. Although it’s beyond the scope of our letter to comment on the merits of the bill itself, suffice it to say that its passage helped to remove some uncertainty, which is almost always good for corporate bonds. Also in July, without admitting or denying the SEC’s allegations, Goldman Sachs agreed to pay $550 million—the largest penalty ever paid by a Wall Street firm—and to reform its business practices.

The U.S. bond market
The ebb and flow of concerns about these four major issues produced a seesaw pattern in returns. Early in the sixmonth period, when investors’ riskaversion was relatively low, corporate bonds had generally positive returns and some U.S. Treasury securities posted declines. In May, however, as investors shifted into high riskaversion, many corporate bond sectors suffered losses and Treasuries—the ultimate safe harbor—had strong gains. By late July, we were in what we call a period of “macro risk abatement,” with investors breathing a sigh of relief about the apparent resolution of the “big four” risk factors. At the end of the rollercoaster ride, the differences in sixmonth returns for Treasuries and comparablematurity corporate bonds were not significant.

Yields generally fell across maturities—except at the shortest end of the spectrum, where rates have been anchored near zero by Fed policy. Although the U.S. economy grew for the fourth consecutive quarter, the reported pace of growth for the April–June period was slower than for the previous two quarters, suggesting that—as many analysts expect—the recovery will be uneven. And unemployment remains stubbornly high, while the housing market remains generally weak.

Management of the funds
Both funds remain welldiversified across corporate bonds of appropriate maturities, with additional holdings of assetbacked securities (ABS), commercial mortgagebacked securities (CMBS), and U.S. government bonds. Hit hard during the financial crisis, CMBS continued to rebound and were one of the bestperforming sectors in the U.S. bond market for the past six months: The Barclays Capital U.S. Investment Grade CMBS Index returned more than 9%. A modest allocation to highquality CMBS, and successful security selection, gave both funds an edge over their benchmark indexes, which don’t include CMBS or ABS.

Our investments in highquality ABS (primarily auto loans and creditcard receivables) were also rewarding during the period. The return of the ABS market was more than a full percentage point higher than that of comparablematurity Treasuries. And our emergingmarket debt holdings performed well, but represented only a small fraction of fund assets. Overall, across both funds, we had good security selection. The funds benefited from our overweighting in the finance sector. A modest stake in selected lowerrated industrial bonds was also rewarding.

The average duration of both funds was shorter than that of their respective benchmarks, which created some headwinds for performance during the six months. Also, consistent with our conservative approach to managing the funds, we modestly raised the liquidity targets of both funds. Our most liquid holdings include U.S. Treasury and agency securities, government mortgagebacked debt, and cash equivalents.

The past six months were an exceptionally turbulent period for the fixed income markets. During this time, our experienced credit analysts and traders worked very effectively as a team, helping to steer the funds. With the U.S. economy seemingly poised for a period of slow growth, we believe our team’s experience and independent judgment provides an exceptionally solid grounding for the high credit quality of our funds.

Robert F. Auwaerter, Principal

Gregory S. Nassour, CFA, Principal

Kenneth E. Volpert, CFA, Principal

Vanguard Fixed Income Group

August 17, 2010

For the Long-Term Investment-Grade Fund
For the six months ended July 31, 2010, Vanguard LongTerm InvestmentGrade Fund returned 8.79% for Investor Shares and 8.85% for Admiral Shares, in line with its benchmark index and almost 4 percentage points ahead of the average return of peer funds.

The fund invests primarily in corporate bonds with 10 to 30 years until maturity. The fund’s returns are affected by the direction of interest rates and by economic conditions, which influence the creditworthiness of the issuers of corporate bonds.

The investment environment
We continue to anticipate that investment grade corporate bonds will perform well in 2010. We believe that the ongoing modest economic recovery, improving corporate fundamentals, and accommodative monetary policy all support better relative valuations for the sector. In addition, inflation should remain subdued, keeping bond yields stable. Across the corporate bond investment universe, companies continue to focus on free cashflow generation to strengthen balance sheets.

From a fundamental perspective, nonfinancial corporations are getting even stronger with growing revenue and profitability. We believe that the loan losses at financial companies have likely peaked, and their profits have been improving. The recently passed U.S. financial reform bill is likely to influence the performance of major financial companies; we believe that, over the longer term, the result could be positive, as their balance sheets will become less risky. Lastly, the technical backdrop has remained favorable for the sector, as low money market rates have helped to increase demand for corporate bonds.

The fund’s successes
The fund performed in line with the Barclays Capital U.S. Long Credit A or Better Bond Index for the six months. An underweight position in noncorporate bonds, such as municipal and sovereign debt, and exposure to select insurance companies both contributed to relative returns.

The fund’s shortfalls
Relative to the benchmark index, the fund was underweighted in defensive sectors such as capital goods and certain utilities, based on our view that these sectors will underperform in an improving economic environment. This detracted from relative sixmonth returns, as these sectors did well when investors grew more riskaverse.

The fund’s positioning
We expect that the fund’s holdings of longterm investmentgrade bonds with excellent call protection will contribute to income stability. The major risks to the fund are a rise in longterm interest rates, a widening in corporate bond risk premiums, or both together.

Corporate yields are attractive relative to money market rates, although they are low by historical standards. Corporate bond valuations continue to reflect higher default rates than we anticipate, and we believe that spreads will tighten. We believe that the Federal Reserve will keep shortterm rates low for an extended period and that inflation will remain muted as well.

Corporate fundamentals continue to improve, and we believe that bond valuations relative to Treasuries remain attractive. In this environment, we favor the finance sector. Success at raising capital, improving balance sheets, and realigning businesses has helped moneycenter banks to emerge much stronger, and we expect bonds of these issuers to continue to perform well. In addition, a strong regulatory environment will help to mitigate risks at these companies. We do not plan to increase exposure to utilities and many of the more defensive industrial segments, as we expect they will underperform as yield spreads tighten. Rather, we favor communications issuers, which typically generate significant free cash flows and have solid underlying credit metrics.

We generally purchase bonds of large, wellestablished companies with stable operating histories for the fund, and we do not own foreign bonds denominated in non-U.S. currencies.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

August 12, 2010

For the High-Yield Corporate Fund
For the six months ended July 31, 2010, Vanguard HighYield Corporate Fund returned 6.23% for Investor Shares and 6.30% for Admiral Shares, a bit behind its benchmark index but ahead of the average return of peer funds.

The investment environment
So far, calendar 2010 has been a roller coaster year for the highyield market. In the first four months, investors cheered the ongoing U.S. recovery and added a net $4.6 billion to highyield mutual funds. Average highyield bond prices rose from $95 per $100 of par value on December 31 to $99 per $100 of par value, pushing yields down to just 8.1% on April 30—the lowest level since the credit crisis and recession.

In May, however, underwhelming data about the pace of recovery in U.S. employment, consumer health, housing, and manufacturing stoked the market’s festering fears of a meaningful U.S. economic slowdown. These fears were exacerbated by concerns about European sovereign stability and austerity measures. Highyield investors withdrew a net $5.6 billion from mutual funds in May and early June. Average highyield prices fell back to where they had started the year and yields widened to 9.3%.

Market sentiment reversed yet again in late June. Doubts about a recovery, so widespread just weeks prior, were dismissed. Investors committed a net $4.2 billion to the highyield market in late June and July—causing bond prices to rally back to $99 per $100 of par value. The market yield compressed to 8.3%.

In response to recent demand, new issuance in the highyield market has picked up again. A total of $87 billion in new bonds were issued from January through April (an average of $22 billion per month). The market accepted just $12 billion in May and June combined, but issuance then rebounded to $12 billion in July alone, and early trends in August are strong. At this pace, new issuance in calendar 2010 would be the greatest in a decade.

For the six months ended July 31, the broad highyield market returned 6.88%. BBrated bonds returned more than 7% for the period, and both Brated and CCCrated bonds returned about 6%. The distressed segment of the market, consisting of bonds rated below CCC, returned a little more than 11%. The portfolio returned 6.23% for Investor Shares in this environment, hampered on a relative basis by its holdings in cash and shortmaturity U.S. Treasuries and its relative performance in the finance sector.

Looking ahead, we see opposing forces at work. On the positive side, highyield default rates have continued to decline. The highyield market has experienced just nine defaults so far in calendaryear 2010, affecting a $2.3 billion par amount of highyield bonds, compared with 94 defaults and $91 billion affected in calendar 2009. For all of 2010, Moody’s is projecting a default rate of just 2.4%, compared with 13.0% in 2009. This dramatic reduction in defaults implies little future headwind from default losses. The highyield market also will benefit from the Federal Reserve’s accommodative monetary policy: As the broad U.S. economy has proven too unhealthy to sustain itself, we believe the Fed has no choice but to maintain its current nearzero rate policy, greasing the wheels for refinancings and keeping a lid on corporate borrowing costs.

On the negative side, the broad market still includes a high proportion of lowerquality bonds. Bonds rated CCC and below constituted 21% of the market on July 31, well above 10 and 20year longterm averages of 17% and 13%, respectively. This mix is due to the huge leveraged buyouts of 2006 and 2007. Many of these issuers weathered the recession because they had loose covenants and did not need to make cash debtservice payments, but a stagnant broad economy might shut their refinancing window for critical maturities due in 2012–2014. We view these marginal borrowers as a likely source of future defaults and restructurings.

Valuations in the highyield market are attractive, but fundamental macroeconomic concerns, both in the United States and around the globe, are reasons for pause. Because we remain skeptical of the U.S. recovery’s sustainability, we believe that leveraged credit markets remain vulnerable. We continue to pursue a highquality approach, in which we focus on issuers with stable cash flows and the ability to service their debt obligations with a comfortable margin of error.

The fund’s successes
Compared with the benchmark index, the fund benefited from its underweighting in the home construction and restaurant sectors, its overweighting in metals, and its credit decisions in the health care, technology, and food and beverages sectors.

The fund’s shortfalls
The fund’s holdings in cash and U.S. Treasuries hurt relative performance for the period. Also holding back results were our relative overweight allocations to the finance, technology, and utilities sectors, as well as credit decisions in the finance, media, and utilities sectors.

The fund’s positioning
The fund remains consistent in its investment objective and strategy, and maintains a meaningful exposure to higherquality issuers in the highyield market. We believe these bonds have more consistent businesses and more predictable cash flows than those at the lower end of the spectrum. We focus on higherquality bonds in an effort to minimize defaults and to provide stable income.

We continue to diversify the fund’s holdings by issuer and industry, and we tend to avoid noncashpaying securities, preferred stocks, and equitylinked securities, such as convertibles, because of the potential volatility of these instruments.

Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

August 12, 2010

Short-Term Investment-Grade Fund

Fund Profile
As of July 31, 2010

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.24%	0.12%	0.09%
30-Day SEC Yield	2.20%	2.31%	2.35%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,189	1,486	8,191
Yield to Maturity
(before expenses)	1.9%	2.2%	2.6%
Average Coupon	3.9%	4.8%	4.4%
Average Duration	2.3 years	2.8 years	4.1 years
Average Effective
Maturity	3.1 years	3.0 years	6.3 years
Short-Term
Reserves	1.8%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			19.3%
Commercial Mortgage-Backed			3.6
Finance			32.4
Foreign			1.0
Government Mortgage-Backed			0.4
Industrial			29.5
Treasury/Agency			4.1
Utilities			6.0
Other			1.9
Short-Term Reserves			1.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.84	0.28
Beta	0.81	0.53
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	13.8%
1 - 3 Years	56.0
3 - 5 Years	24.1
5 - 7 Years	3.5
7 - 10 Years	1.3
Over 30 Years	1.3

Distribution by Credit Quality (% of portfolio)
Aaa	26.0%
Aa	22.5
A	28.6
Baa	17.8
Ba	1.2
B	0.2
Caa	0.8
Ca	0.1
Not Rated	2.8
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratios were 0.22% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	7.17%	2.57%	9.74%	10.68%
2002	6.36	0.56	6.92	8.26
2003	5.41	-0.37	5.04	8.74
2004	4.03	0.28	4.31	5.56
2005	3.38	-1.67	1.71	1.94
2006	3.66	-1.22	2.44	1.52
2007	4.58	0.38	4.96	4.74
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	1.74	1.03	2.77	3.31
Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	8.69%	4.68%	4.70%	0.26%	4.96%
Admiral Shares	2/12/2001	8.82	4.80	4.63[1]	0.00[1]	4.63[1]
Institutional Shares	9/30/1997	8.85	4.83	4.83	0.26	5.09
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2010

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	1.000%	3/31/12	579,500	584,478	1.6%
	United States Treasury
	Note/Bond	1.250%	11/30/10	256,360	257,242	0.7%
1	United States Treasury
	Note/Bond	1.375%	2/15/12	234,500	237,872	0.6%
	United States Treasury
	Note/Bond	0.875%–1.875%	10/31/10–1/15/13	160,385	162,491	0.4%
					1,242,083	3.3%
Agency Bonds and Notes
2	Citigroup Inc.	2.125%	4/30/12	58,000	59,504	0.2%
2	General Electric Capital Corp.	2.000%	9/28/12	40,000	41,036	0.1%
	Agency Bonds and Notes—Other †				186,167	0.5%
					286,707	0.8%

Conventional Mortgage-Backed Securities †					32,616	0.1%

Nonconventional Mortgage-Backed Securities †					121,485	0.3%
Total U.S. Government and Agency Obligations (Cost $1,662,824)					1,682,891	4.5%
Asset-Backed/Commercial Mortgage-Backed Securities
[3,4,5] Arkle Master Issuer PLC		1.634%	5/17/60	156,300	155,909	0.4%
3,4	BACredit Card Trust	1.041%	12/15/14	106,000	106,913	0.3%
3,4	BACredit Card Trust	0.341%–0.641%	4/15/14–11/15/19	308,560	304,531	0.8%
3,4	Capital One Multi-Asset
	Execution Trust	0.381%	7/15/20	160,125	154,223	0.4%
3,4	Capital One Multi-Asset
	Execution Trust	0.421%	12/16/19	139,830	135,621	0.4%
3,4	Capital One Multi-Asset
	Execution Trust	0.371%–5.050%	3/17/14–11/15/19	386,613	389,940	1.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
4	ChaseIssuance Trust	4.650%	3/15/15	164,000	178,927	0.5%
3,4	ChaseIssuance Trust	0.381%–5.400%	1/15/14–4/15/19	301,740	311,106	0.8%
4	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	216,700	237,724	0.6%
4	Citibank Credit Card
	Issuance Trust	2.250%	12/23/14	143,500	147,273	0.4%
3,4	Citibank Credit Card
	Issuance Trust	0.408%–5.650%	7/15/14–5/20/20	552,545	563,511	1.5%
[3,4,5] Citibank Omni Master Trust		2.441%	5/16/16	138,300	140,146	0.4%
3,4	Discover Card Master Trust	1.641%	12/15/14	212,405	216,275	0.6%
3,4	Discover Card Master Trust	0.877%	6/15/15	146,150	146,061	0.4%
3,4	Discover Card Master Trust	0.991%	9/15/15	120,273	121,092	0.3%
3,4	Discover Card Master Trust	1.641%–5.650%	2/17/15–12/15/15	167,925	179,393	0.5%
4	Ford Credit Auto
	Owner Trust	2.790%	8/15/13	104,500	106,747	0.3%
[3,4,5] Nissan Master Owner Trust
	Receivables	1.491%	1/15/15	116,600	118,187	0.3%
[3,4,5] Nordstrom Private Label
	Credit Card Master Note Trust	0.401%	5/15/15	113,210	111,248	0.3%
[3,4,5] Permanent Master Issuer PLC		1.676%	7/15/42	110,800	110,025	0.3%
5	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				4,915,194	13.2%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $8,709,484)					8,850,046	23.7%
Corporate Bonds
Finance
	Banking
	American Express Credit Corp.	7.300%	8/20/13	106,070	121,751	0.3%
	Bank of Nova Scotia	2.250%	1/22/13	184,500	189,476	0.5%
5	Bank of Tokyo-
	Mitsubishi UFJ Ltd.	2.600%	1/22/13	111,655	114,037	0.3%
	Bank One Corp.	5.250%	1/30/13	13,965	15,029	0.0%
	Barclays Bank PLC	2.500%	1/23/13	357,225	362,301	1.0%
4,5	Barclays Bank PLC	5.200%–7.375%	7/10/14–12/15/49	64,870	70,027	0.2%
	Bear Stearns Cos. LLC	6.950%	8/10/12	170,543	188,532	0.5%
3	Bear Stearns Cos. LLC	0.696%–5.700%	10/28/10–11/15/14	64,593	66,099	0.2%
	Citigroup Inc.	6.500%	8/19/13	95,365	104,724	0.3%
	Citigroup Inc.	4.750%–6.500%	1/18/11–5/19/15	280,743	296,895	0.8%
	Credit Suisse	3.450%	7/2/12	179,800	186,338	0.5%
	Credit Suisse	5.500%	5/1/14	156,360	172,634	0.5%
	Credit Suisse	5.000%	5/15/13	51,113	55,364	0.1%
	Credit Suisse USA Inc.	6.125%	11/15/11	98,658	104,634	0.3%
	Credit Suisse USA Inc.	5.125%–6.500%	1/15/12–1/15/14	16,882	18,215	0.0%
	Deutsche Bank AG	2.375%	1/11/13	348,100	352,114	0.9%
	Deutsche Bank AG	5.375%	10/12/12	99,445	108,214	0.3%
	Deutsche Bank AG	3.450%–4.875%	5/20/13–3/30/15	119,436	126,403	0.3%
	Golden West
	Financial Corp.	4.750%	10/1/12	17,700	18,557	0.1%
5	HSBC Bank PLC	3.500%–6.950%	3/15/11–6/28/15	82,887	85,735	0.2%
	Intesa Sanpaolo	2.375%	12/21/12	139,200	138,291	0.4%
	JPMorgan Chase & Co.	6.750%	2/1/11	131,313	135,199	0.4%
	JPMorgan Chase & Co.	3.400%–6.625%	1/17/11–9/1/15	300,081	318,801	0.9%
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	113,565	121,152	0.3%
	Morgan Stanley	5.300%	3/1/13	125,681	133,875	0.4%
	Morgan Stanley	4.000%–6.750%	4/15/11–7/24/15	249,090	260,299	0.7%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Royal Bank of Canada	2.250%	3/15/13	151,285	153,942	0.4%
5 Royal Bank of Scotland PLC	4.875%	8/25/14	135,652	139,670	0.4%
3 UBS AG	1.584%	2/23/12	146,200	146,932	0.4%
Wachovia Bank NA	4.800%–5.000%	11/1/14–8/15/15	32,000	34,117	0.1%
4 Wachovia Capital Trust III	5.800%	12/31/49	27,485	23,225	0.1%
Wachovia Corp.	5.500%	5/1/13	168,602	184,773	0.5%
3 Wachovia Corp.	0.656%–5.350%	3/15/11–10/15/11	95,742	97,305	0.3%
Washington Mutual
Finance Corp.	6.875%	5/15/11	5,975	6,175	0.0%
Wells Fargo & Co.	3.625%–5.250%	8/9/10–4/15/15	127,830	134,901	0.4%
Wells Fargo Bank NA	6.450%	2/1/11	57,550	59,198	0.2%
4 Wells Fargo Capital XIII	7.700%	12/29/49	48,600	49,572	0.1%
4 Wells Fargo Capital XV	9.750%	12/29/49	11,700	12,636	0.0%
Wells Fargo Financial Inc.	5.500%	8/1/12	5,650	6,041	0.0%
Westpac Banking Corp.	2.250%	11/19/12	196,451	199,121	0.5%
Westpac Banking Corp.	2.100%–4.200%	8/2/13–2/27/15	108,200	111,342	0.3%
5 Westpac Securities NZ Ltd.	2.625%	1/28/13	80,000	81,054	0.2%
5 Banking—Other †				2,959,274	7.9%
5 Brokerage †				196,919	0.5%
Finance Companies
General Electric
Capital Corp.	5.250%	10/19/12	201,373	216,806	0.6%
4 General Electric
Capital Corp.	2.800%–6.375%	2/15/12–11/15/17	320,716	338,489	0.9%
4 HSBC Finance Capital
Trust IX	5.911%	11/30/15	5,000	4,375	0.0%
HSBC Finance Corp.	6.375%	10/15/11	101,295	106,890	0.3%
3 HSBC Finance Corp.	0.887%–7.000%	9/15/10–6/1/16	479,893	500,136	1.4%
5 Finance Companies—Other †				192,373	0.5%
Insurance
Berkshire Hathaway Inc.	2.125%	2/11/13	152,600	156,868	0.4%
5 Insurance—Other †				1,622,651	4.4%
5 Other Finance †				14,199	0.0%
Real Estate Investment Trusts
Arden Realty LP	5.200%	9/1/11	7,700	7,930	0.0%
5 Real Estate Investment Trusts—Other †				295,162	0.8%
				11,916,772	32.0%
Industrial
Basic Industry
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	92,275	113,495	0.3%
5 Basic Industry—Other †				470,113	1.3%
Capital Goods
General Electric Co.	5.000%	2/1/13	173,538	188,658	0.5%
5 Capital Goods—Other †				1,169,790	3.2%
Communication
AT&T Corp.	7.300%	11/15/11	55,836	60,222	0.2%
AT&T Inc.	4.850%–6.700%	2/1/12–9/15/14	153,209	171,323	0.5%
AT&T Mobility LLC	6.500%	12/15/11	25,955	27,868	0.1%
Cellco Partnership/
Verizon Wireless
Capital LLC	3.750%	5/20/11	189,777	194,582	0.5%
Cellco Partnership/
Verizon Wireless
Capital LLC	5.250%–7.375%	2/1/12–2/1/14	104,940	120,110	0.3%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
5 Frontier
Communications Corp.	7.875%–8.250%	4/15/15–4/15/17	24,575	26,164	0.1%
New Cingular
Wireless Services Inc.	7.875%–8.125%	3/1/11–5/1/12	140,964	153,423	0.4%
Telefonica Emisiones SAU	5.984%	6/20/11	112,190	116,633	0.3%
Verizon
Communications Inc.	4.350%–5.500%	2/15/13–2/15/18	147,805	162,405	0.4%
Verizon
Global Funding Corp.	6.875%–7.375%	6/15/12–9/1/12	79,964	89,844	0.2%
5 Communication—Other †				1,514,669	4.1%
5 Consumer Cyclical †				1,130,606	3.0%
Consumer Noncyclical
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	95,400	104,650	0.3%
Novartis Capital Corp.	1.900%	4/24/13	131,480	134,334	0.4%
Teva Pharmaceutical
Finance III LLC	1.500%	6/15/12	122,000	122,959	0.3%
5 Consumer Noncyclical—Other †				2,179,081	5.8%
Energy
ShellInternational Finance BV	1.875%	3/25/13	145,500	147,976	0.4%
ShellInternational Finance BV	4.000%	3/21/14	128,695	138,248	0.3%
5 Energy—Other †				847,829	2.3%
Technology †				1,046,787	2.8%
5 Transportation †				411,993	1.1%
				10,843,762	29.1%
Utilities
5 Electric †				1,679,684	4.5%
5 Natural Gas †				459,879	1.2%
				2,139,563	5.7%
Total Corporate Bonds (Cost $24,264,822)				24,900,097	66.8%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $350,080) †				366,850	1.0%
Taxable Municipal Bonds (Cost $150,167) †				150,228	0.4%
Tax-Exempt Municipal Bonds (Cost $36,505) †				36,505	0.1%
Convertible Preferred Stock (Cost $29,160) †				36	0.0%

			Shares
Preferred Stocks
General Electric Capital Corp. Pfd.	6.450%		300,000	7,656	0.0%
Preferred Stocks—Other †				101,056	0.3%
Total Preferred Stocks (Cost $135,198)				108,712	0.3%
Temporary Cash Investment
Money Market Fund
6 Vanguard Market Liquidity Fund
(Cost $818,472)	0.297%		818,471,954	818,472	2.2%

Short-Term Investment-Grade Fund

			Market	Percentage
	Expiration	Contracts[7]	Value	of Net
	Date	(000)	($000)	Assets
Swaption Contracts Purchased
Put Swaption Contracts
Pay a fixed rate of 3.195% and receive a
floating rate based on 3-month LIBOR.
Counterparty is Barclays Bank PLC.	10/12/10	22,000	165	0.0%
Pay a fixed rate of 1.600% and receive a
floating rate based on 3-month LIBOR.
Counterparty is Barclays Bank PLC.	10/12/10	100,000	3	0.0%
Total Swaption Contracts Purchased (Cost $418)			168	0.0%
Total Investments (Cost $36,157,130)			36,914,005	99.0%
Liability for Swaption Contracts Written
Put Swaption Contracts
Receive a fixed rate of 3.695% and pay a
floating rate based on 3-month LIBOR.
Counterparty is Barclays Bank PLC.	10/12/10	22,000	(20)	0.0%
Receive a fixed rate of 1.100% and pay a
floating rate based on 3-month LIBOR.
Counterparty is Barclays Bank PLC.	10/12/10	100,000	(44)	0.0%
Total Liability for Swaption Contracts Written (Premiums received $313)			(64)	0.0%
Other Assets and Liabilities
Other Assets			663,765	1.8%
Other Liabilities			(273,670)	(0.8%)
			390,095	1.0%
Net Assets			37,304,036	100.0%

Short-Term Investment-Grade Fund

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	36,514,056
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(68,340)
Unrealized Appreciation (Depreciation)
Investment Securities	757,125
Futures Contracts	(35,391)
SwapContracts	136,587
SwaptionContracts	(1)
Net Assets	37,304,036

Investor Shares—Net Assets
Applicable to 1,543,965,604 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,695,367
Net Asset Value Per Share—Investor Shares	$10.81

Admiral Shares—Net Assets
Applicable to 1,793,584,056 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,394,566
Net Asset Value Per Share—Admiral Shares	$10.81

Institutional Shares—Net Assets
Applicable to 112,277,538 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,214,103
Net Asset Value Per Share—Institutional Shares	$10.81

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $22,316,000 have been segregated as initial margin for open futures contracts.
2 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
3 Adjustable-rate security.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the aggregate value of these securities was $5,999,326,000, representing 16.1% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 One contract represents a notional amount of $1.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Dividends	3,421
Interest[1]	601,513
Total Income	604,934
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,353
Management and Administrative—Investor Shares	13,862
Management and Administrative—Admiral Shares	6,279
Management and Administrative—Institutional Shares	185
Marketing and Distribution—Investor Shares	2,094
Marketing and Distribution—Admiral Shares	2,375
Marketing and Distribution—Institutional Shares	259
Custodian Fees	228
Auditing Fees	4
Shareholders’ Reports—Investor Shares	161
Shareholders’ Reports—Admiral Shares	34
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	25
Total Expenses	27,859
Net Investment Income	577,075
Realized Net Gain (Loss)
Investment Securities Sold	83,923
Futures Contracts	(41,408)
Swap Contracts	57,999
Swaption Contracts	—
Realized Net Gain (Loss)	100,514
Change in Unrealized Appreciation (Depreciation)
Investment Securities	293,200
Futures Contracts	(32,799)
Swap Contracts	88,591
Swaption Contracts	(1)
Change in Unrealized Appreciation (Depreciation)	348,991
Net Increase (Decrease) in Net Assets Resulting from Operations	1,026,580
1 Interest income from an affiliated company of the fund was $1,112,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2010	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	577,075	990,741
Realized Net Gain (Loss)	100,514	86,296
Change in Unrealized Appreciation (Depreciation)	348,991	2,192,209
Net Increase (Decrease) in Net Assets Resulting from Operations	1,026,580	3,269,246
Distributions
Net Investment Income
Investor Shares	(270,820)	(478,143)
Admiral Shares	(323,892)	(506,827)
Institutional Shares	(29,628)	(59,606)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(624,340)	(1,044,576)
Capital Share Transactions
Investor Shares	1,401,340	4,517,510
Admiral Shares	2,213,589	7,688,626
Institutional Shares	(641,378)	714,155
Net Increase (Decrease) from Capital Share Transactions	2,973,551	12,920,291
Total Increase (Decrease)	3,375,791	15,144,961
Net Assets
Beginning of Period	33,928,245	18,783,284
End of Period	37,304,036	33,928,245

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.70	$9.81	$10.76	$10.54	$10.50	$10.63
Investment Operations
Net Investment Income	.169	.387	.477	.520	.479	.389
Net Realized and Unrealized Gain (Loss)
on Investments	.124	.907	(.936)	.216	.031	(.135)
Total from Investment Operations	.293	1.294	(.459)	.736	.510	.254
Distributions
Dividends from Net Investment Income	(.183)	(.404)	(.491)	(.516)	(.470)	(.384)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.183)	(.404)	(.491)	(.516)	(.470)	(.384)
Net Asset Value, End of Period	$10.81	$10.70	$9.81	$10.76	$10.54	$10.50

Total Return[1]	2.77%	13.44%	-4.35%	7.17%	4.96%	2.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,695	$15,115	$9,557	$11,201	$10,364	$10,414
Ratio of Total Expenses to
Average Net Assets	0.22%[2]	0.24%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.18%[2]	3.66%	4.65%	4.91%	4.55%	3.68%
Portfolio Turnover Rate	45%[2]	59%[3]	49%	48%	43%	31%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.70	$9.81	$10.76	$10.54	$10.50	$10.63
Investment Operations
Net Investment Income	.175	.400	.487	.532	.490	.400
Net Realized and Unrealized Gain (Loss)
on Investments	.124	.907	(.936)	.216	.031	(.135)
Total from Investment Operations	.299	1.307	(.449)	.748	.521	.265
Distributions
Dividends from Net Investment Income	(.189)	(.417)	(.501)	(.528)	(.481)	(.395)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.189)	(.417)	(.501)	(.528)	(.481)	(.395)
Net Asset Value, End of Period	$10.81	$10.70	$9.81	$10.76	$10.54	$10.50

Total Return	2.82%	13.58%	-4.26%	7.29%	5.07%	2.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,395	$16,973	$8,225	$8,403	$6,993	$6,733
Ratio of Total Expenses to
Average Net Assets	0.11%[1]	0.12%	0.11%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.29%[1]	3.78%	4.75%	5.02%	4.66%	3.79%
Portfolio Turnover Rate	45%[1]	59%[2]	49%	48%	43%	31%

1 Annualized.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.70	$9.81	$10.76	$10.54	$10.50	$10.63
Investment Operations
Net Investment Income	.177	.404	.491	.535	.493	.404
Net Realized and Unrealized Gain (Loss)
on Investments	.124	.907	(.936)	.216	.031	(.135)
Total from Investment Operations	.301	1.311	(.445)	.751	.524	.269
Distributions
Dividends from Net Investment Income	(.191)	(.421)	(.505)	(.531)	(.484)	(.399)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.191)	(.421)	(.505)	(.531)	(.484)	(.399)
Net Asset Value, End of Period	$10.81	$10.70	$9.81	$10.76	$10.54	$10.50

Total Return	2.84%	13.62%	-4.22%	7.32%	5.11%	2.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,214	$1,840	$1,002	$451	$400	$517
Ratio of Total Expenses to
Average Net Assets	0.07%[1]	0.09%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	3.33%[1]	3.81%	4.79%	5.05%	4.69%	3.82%
Portfolio Turnover Rate	45%[1]	59%[2]	49%	48%	43%	31%

1 Annualized.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Institutional Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has sold credit protection through credit default swaps to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is

Short-Term Investment-Grade Fund

physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed-upon valuation procedure.

The fund has also entered into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Swaption Contracts: A swaption contract is an option to enter into a swap contract. The fund has purchased put swaptions whereby the fund has bought the right to enter into an interest rate swap, paying a fixed rate and receiving a floating rate. The fund has also written put swaptions whereby the fund has granted a counterparty the right to enter into an interest rate swap, with the fund paying a floating rate and receiving a fixed rate. The premium paid for a purchased swaption is recorded as an asset that is subsequently adjusted daily to the current market value of the swaption purchased. The premium received for a written swaption is recorded as an asset with an equal liability that is

Short-Term Investment-Grade Fund

subsequently adjusted daily to the current market value of the swaption written. Fluctuations in the value of the swaptions are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized. The risks associated with purchasing swaptions are that a counterparty will default on its obligations, or that interest rates move such that the option is out-of-the money, the position expires worthless, and the fund loses the premium paid to enter the trade. The risk associated with writing swaptions is that interest rates move such that the option is in-the-money, the counterparty exercises the option and the fund has a loss equal to the market value of the swap, less the premium received.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $7,207,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.88% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Short-Term Investment-Grade Fund

The following table summarizes the fund’s investments as of July 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,682,891	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	8,850,046	—
Corporate Bonds	—	24,900,097	—
Sovereign Bonds	—	366,850	—
Taxable Municipal Bonds	—	150,228	—
Tax-Exempt Municipal Bonds	—	36,505	—
Convertible Preferred Stocks	36	—	—
Preferred Stocks	108,712	—	—
Temporary Cash Investments	818,472	—	—
Swaption Contracts Purchased	—	168	—
Swaption Contracts Written	—	(64)	—
Futures Contracts—Assets[1]	1,928	—	—
Futures Contracts—Liabilities[1]	(8,138)	—	—
Swap Contracts—Assets	—	144,659	—
Swap Contracts—Liabilities	—	(8,072)	—
Total	921,010	36,123,308	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Swaption Contracts Purchased	168	—	168
Liability for Swaption Contracts Written	(64)	—	(64)
Other Assets	142,303	4,284	146,587
Other Liabilities	(8,138)	(8,072)	(16,210)

Short-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2010, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(41,408)	—	(41,408)
Swap Contracts	52,391	5,608	57,999
Swaption Contracts	—	—	—
Realized Net Gain (Loss) on Derivatives	10,983	5,608	16,591

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(32,799)	—	(32,799)
Swap Contracts	87,790	801	88,591
Swaption Contracts	(1)	—	(1)
Change in Unrealized Appreciation (Depreciation) on Derivatives	54,990	801	55,791

At July 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year United States Treasury Note	September 2010	17,568	3,849,588	9,227
5-Year United States Treasury Note	September 2010	(15,073)	(1,806,169)	(39,139)
10-Year United States Treasury Note	September 2010	(1,815)	(224,720)	(5,479)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Investment-Grade Fund

At July 31, 2010, the portfolio had the following open swap contracts:
Credit Default Swaps
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Banco Bilbao Vizcaya
Argententaria SA/Aa2	6/20/15	BARC	10,900	776	1.000	455
Banco Bilbao Vizcaya
Argententaria SA/Aa2	9/20/15	BARC	27,300	1,144	1.000	429
Bank of America
Corporation/A2	3/20/15	DBAG	10,660	246	1.000	58
Burlington Northern/Baa1	6/20/15	DBAG	18,400	—	0.400	58
Johnson & Johnson/Aaa	9/20/12	UBSAG	7,340	—	0.080	(41)
Johnson & Johnson/Aaa	9/20/12	GSCM	18,345	—	0.070	(106)
Metlife Inc./A2	3/20/15	DBAG	11,700	706	1.000	(219)
Credit Protection Purchased
AT&T	6/20/13	GSCM	12,700	—	(1.040)	(143)
Bank of America Corporation 12/20/14		DBAG	13,300	(167)	(1.000)	42
Bank of America Corporation 12/20/14		BARC	13,300	(155)	(1.000)	52
Bank of America Corporation 12/20/14		BARC	9,700	(95)	(1.000)	53
Barclays Bank	6/20/11	RBS	10,000	66	(1.000)	35
Barclays Bank	9/20/11	BOANA	2,000	(2)	(1.000)	(5)
Citigroup Inc.	6/20/14	BOANA	34,200	(1,462)	(5.000)	(5,547)
Goldman Sachs & Co.	3/20/11	BOANA	10,000	—	(1.000)	14
Goldman Sachs & Co.	9/20/11	DBAG	20,000	(161)	(1.000)	(98)
Goldman Sachs & Co.	9/20/15	BARC	11,000	(311)	(1.000)	(55)
Intesa SanPaolo Spa	6/20/15	DBAG	17,700	(312)	(1.000)	(278)
Intesa SanPaolo Spa	6/20/15	BOANA	17,700	(329)	(1.000)	(293)
Intesa SanPaolo Spa	6/20/15	BOANA	17,700	(457)	(1.000)	(418)
Merrill Lynch	9/20/13	BOANA	14,700	—	(2.900)	(600)
Morgan Stanley	9/20/15	BARC	11,000	(606)	(1.000)	(133)
Wells Fargo	3/20/11	BOANA	13,000	43	(1.000)	(8)
Wells Fargo	3/20/15	GSCM	10,660	(90)	(1.000)	(113)
Wells Fargo	9/20/10	DBAG	12,000	45	(1.000)	—
Wells Fargo	9/20/11	BOANA	14,000	52	(1.000)	(15)
						(6,876)

1 BARC—Barclays Bank PLC.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
UBSAG—UBS AG.
RBS—Royal Bank of Scotland Group.

Short-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
9/30/10	BARC	683,814	3.440	(0.530)[2]	3,130
11/6/10	BARC	26,104	1.350	(0.350)[3]	68
11/6/10	BARC	40,154	1.350	(0.350)[3]	104
11/6/10	GSCM	11,674	1.360	(0.350)[3]	31
11/6/10	WFC	10,193	1.360	(0.350)[3]	27
11/15/10	GSCM	2,700	0.630	(0.340)[3]	2
12/15/10	WFC	17,550	1.020	(0.340)[3]	48
1/18/11	BOANA	6,830	0.740	(0.340)[3]	14
3/15/11	BARC	8,900	0.550	(0.540)[2]	5
4/15/11	BOANA	25,400	1.050	(0.340)[3]	126
5/15/11	BARC	5,200	0.600	(0.340)[3]	10
5/16/11	BOANA	3,400	0.940	(0.340)[3]	16
5/16/11	WFC	3,380	0.980	(0.340)[3]	17
7/15/11	GSCM	3,380	1.090	(0.340)[3]	23
7/15/11	BOANA	10,355	1.090	(0.340)[3]	72
8/15/11	GSCM	3,400	1.090	(0.340)[3]	25
8/15/11	BOANA	13,850	0.830	(0.340)[3]	66
8/15/11	WFC	17,100	0.740	(0.340)[3]	65
9/15/11	BOANA	26,100	0.840	(0.340)[3]	129
10/6/11	WFC	50,585	1.720	(0.350)[3]	776
10/6/11	BARC	76,060	1.720	(0.350)[3]	1,170
10/15/11	WFC	5,000	1.510	(0.340)[3]	65
10/15/11	WFC	26,400	0.930	(0.530)[2]	127
10/21/11	WFC	31,800	1.340	(0.520)[2]	317
11/15/11	GSCM	9,700	1.360	(0.340)[3]	114
11/15/11	WFC	13,900	1.480	(0.340)[3]	184
11/15/11	WFC	2,250	1.500	(0.340)[3]	30
11/15/11	WFC	14,250	0.610	(0.340)[3]	30
12/6/11	WFC	180,666	2.020	(0.540)[2]	3,555
1/15/12	WFC	10,200	1.380	(0.340)[3]	131
1/15/12	WFC	11,520	1.230	(0.340)[3]	122
1/15/12	WFC	19,400	1.150	(0.340)[3]	184
1/15/12	WFC	4,150	1.080	(0.340)[3]	35
1/15/12	WFC	380	1.050	(0.340)[3]	3
1/15/12	WFC	10,400	1.060	(0.340)[3]	85

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
2/6/12	WFC	61,196	1.490	(0.350)[3]	900
2/15/12	BOANA	36,100	1.770	(0.340)[3]	691
2/15/12	GSCM	2,410	0.690	(0.340)[3]	6
2/23/12	GSCM	146,200	1.210	(0.480)[2]	1,400
3/6/12	GSCM	55,124	1.500	(0.350)[3]	854
4/15/12	GSCM	8,940	1.540	(0.340)[3]	150
4/15/12	WFC	11,270	1.540	(0.340)[3]	189
4/16/12	WFC	5,075	1.990	(0.340)[3]	124
4/16/12	BOANA	890	1.570	(0.340)[3]	15
4/20/12	JPMC	45,000	1.180	(0.520)[2]	409
5/15/12	GSCM	89,500	1.900	(0.340)[3]	2,108
5/15/12	BOANA	2,075	1.350	(0.340)[3]	29
5/15/12	WFC	28,000	1.260	(0.340)[3]	342
5/15/12	WFC	48,800	1.140	(0.340)[3]	491
6/15/12	BARC	69,900	1.660	(0.340)[3]	1,377
6/15/12	BARC	3,280	1.680	(0.340)[3]	66
6/15/12	BARC	17,425	1.610	(0.340)[3]	329
6/15/12	WFC	55,500	1.570	(0.340)[3]	1,006
6/15/12	WFC	40,600	1.450	(0.340)[3]	642
6/15/12	JPMC	2,770	1.350	(0.340)[3]	39
7/15/12	GSCM	41,000	1.730	(0.340)[3]	884
7/15/12	WFC	23,000	1.710	(0.340)[3]	487
7/15/12	BARC	36,250	1.680	(0.340)[3]	748
7/15/12	WFC	3,425	1.450	(0.340)[3]	55
7/15/12	WFC	8,970	1.450	(0.340)[3]	144
7/15/12	JPMC	26,620	1.370	(0.340)[3]	388
7/16/12	WFC	3,650	1.590	(0.340)[3]	69
8/15/12	WFC	77,375	1.850	(0.340)[3]	1,878
8/15/12	JPMC	11,450	1.440	(0.340)[3]	185
8/20/12	WFC	29,300	1.770	(0.340)[3]	668
9/6/12	GSCM	54,931	2.070	(0.350)[3]	1,607
9/6/12	BOANA	88,131	2.070	(0.350)[3]	2,566
9/15/12	GSCM	62,700	1.860	(0.340)[3]	1,562
9/15/12	WFC	27,325	1.760	(0.340)[3]	622
10/15/12	WFC	5,260	1.800	(0.340)[3]	126

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
10/15/12	BOANA	23,900	1.750	(0.340)[3]	546
10/20/12	BARC	19,100	1.760	(0.340)[3]	442
10/20/12	BARC	18,900	2.040	(0.340)[3]	551
10/22/12	BOANA	10,950	2.450	(0.330)[3]	421
11/9/12	WFC	25,750	1.860	(0.370)[2]	607
11/15/12	WFC	6,650	1.900	(0.340)[3]	177
11/15/12	BARC	13,205	1.950	(0.340)[3]	365
11/15/12	WFC	9,510	1.810	(0.340)[3]	233
11/15/12	WFC	1,448	1.560	(0.340)[3]	27
11/15/12	WFC	9,200	0.930	(0.340)[3]	43
12/6/12	BARC	94,300	2.330	(0.540)[2]	3,254
12/6/12	BARC	7,800	1.930	(0.540)[2]	198
12/15/12	BOANA	11,000	2.210	(0.540)[2]	350
12/15/12	WFC	42,980	1.820	(0.340)[3]	1,072
12/15/12	WFC	39,500	1.760	(0.340)[3]	930
12/15/12	WFC	88,458	1.720	(0.340)[3]	1,985
12/15/12	GSCM	87,700	1.600	(0.540)[2]	1,532
12/17/12	BARC	7,900	2.380	(0.340)[3]	301
12/17/12	BOANA	87,300	2.030	(0.340)[3]	2,612
12/17/12	WFC	26,400	2.260	(0.540)[2]	874
12/17/12	WFC	21,050	1.990	(0.540)[2]	565
1/15/13	WFC	116,600	1.720	(0.340)[3]	2,656
1/15/13	WFC	110,800	1.770	(0.530)[2]	2,403
1/15/13	JPMC	10,000	1.630	(0.530)[2]	184
1/15/13	WFC	3,120	1.000	(0.340)[3]	17
2/15/13	WFC	3,900	1.960	(0.340)[3]	111
2/15/13	WFC	27,500	1.710	(0.340)[3]	614
2/15/13	WFC	1,730	1.890	(0.340)[3]	47
2/15/13	WFC	24,210	1.730	(0.340)[3]	552
2/20/13	WFC	18,200	1.930	(0.340)[3]	507
3/15/13	WFC	2,400	2.100	(0.340)[3]	78
3/15/13	WFC	6,600	2.170	(0.340)[3]	226
3/15/13	BARC	11,750	2.380	(0.340)[3]	467
3/15/13	WFC	1,100	1.850	(0.340)[3]	29
3/15/13	JPMC	89,700	1.740	(0.340)[3]	2,099

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
3/15/13	WFC	31,000	1.710	(0.540)[2]	625
3/15/13	JPMC	30,573	1.720	(0.340)[3]	699
4/5/13	GSCM	50,535	1.770	(0.350)[3]	1,211
4/15/13	WFC	75,700	1.100	(0.340)[3]	471
6/15/13	GSCM	9,300	2.350	(0.340)[3]	372
7/15/13	BARC	10,000	2.530	(0.340)[3]	457
7/15/13	BOANA	54,488	2.190	(0.340)[3]	1,950
7/15/13	WFC	9,800	1.190	(0.340)[3]	65
9/15/13	WFC	49,000	2.330	(0.540)[2]	1,846
9/15/13	WFC	30,000	1.950	(0.340)[3]	858
9/15/13	GSCM	26,945	1.250	(0.340)[3]	192
9/16/13	GSCM	16,750	2.290	(0.540)[2]	610
11/15/13	WFC	3,190	2.040	(0.340)[3]	99
11/15/13	WFC	44,700	2.040	(0.340)[3]	1,381
11/15/13	BARC	13,300	2.240	(0.340)[3]	497
11/15/13	WFC	20,600	2.090	(0.340)[3]	671
11/17/13	JPMC	7,695	2.170	(0.340)[3]	270
12/1/13	GSCM	43,112	2.580	(0.540)[2]	1,977
12/1/13	WFC	128,237	2.580	(0.540)[2]	5,870
12/1/13	GSCM	128,237	2.580	(0.540)[2]	5,882
3/6/14	GSCM	128,659	2.450	(0.350)[3]	5,674
3/15/14	WFC	14,000	2.660	(0.340)[3]	723
3/15/14	WFC	7,500	2.210	(0.340)[3]	266
4/15/14	WFC	26,200	2.210	(0.340)[3]	922
5/15/14	GSCM	2,675	2.300	(0.340)[3]	103
5/15/14	GSCM	6,100	1.530	(0.340)[3]	59
6/15/14	WFC	10,400	2.340	(0.340)[3]	409
6/15/14	GSCM	66,500	1.570	(0.340)[3]	672
6/16/14	WFC	105	2.580	(0.340)[3]	5
7/15/14	WFC	13,720	2.310	(0.340)[3]	519
8/15/14	WFC	78,750	2.680	(0.340)[3]	4,107
2/15/15	BOANA	6,620	1.800	(0.340)[3]	74
2/15/15	WFC	10,530	1.630	(0.320)[3]	41
2/17/15	GSCM	156,300	2.560	(0.360)[2]	6,481
3/24/15	GSCM	4,380	2.910	(0.330)[3]	263

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
6/1/16	WFC	14,500	2.910	(0.540)[2]	699
8/15/16	GSCM	11,460	3.030	(0.340)[3]	648
8/15/16	BOANA	5,320	3.230	(0.340)[3]	362
12/15/16	WFC	16,300	3.370	(0.540)[2]	1,153
12/15/16	WFC	13,800	3.330	(0.540)[2]	943
12/15/16	GSCM	25,000	3.330	(0.530)[2]	1,708
12/15/16	JPMC	18,575	3.260	(0.530)[2]	1,188
12/15/16	WFC	11,050	3.260	(0.530)[2]	709
12/15/16	JPMC	9,620	2.510	(0.530)[2]	179
12/15/16	GSCM	380	2.390	(0.440)[2]	5
1/15/17	BARC	2,570	2.970	(0.340)[3]	127
2/15/17	WFC	85,000	3.370	(0.340)[3]	6,253
2/15/17	GSCM	45,000	3.430	(0.340)[3]	3,476
2/15/17	BARC	3,380	3.180	(0.340)[3]	209
2/15/17	WFC	2,920	2.410	(0.340)[3]	40
2/15/17	WFC	28,600	2.410	(0.340)[3]	397
2/15/17	BARC	3,530	2.290	(0.330)[3]	23
6/15/17	GSCM	9,860	3.490	(0.340)[3]	780
6/15/17	BARC	4,960	3.470	(0.340)[3]	386
6/15/17	GSCM	21,550	3.400	(0.340)[3]	1,580
6/15/17	BOANA	25,000	3.310	(0.340)[3]	1,687
9/15/17	GSCM	58,750	3.520	(0.340)[3]	4,665
9/15/17	BARC	54,900	3.360	(0.340)[3]	3,782
9/15/17	GSCM	46,475	2.530	(0.340)[3]	628
4/25/20	JPMC	88,000	3.020	(0.570)[2]	1,290
					140,375

1 BARC—Barclays Bank PLC.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
WFC—Wachovia Bank NA.
JPMC—JPMorgan Chase Bank.
2 Based on three-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Short-Term Investment-Grade Fund

Total Return Swaps
			Floating
			Interest Rate	Unrealized
		Notional	Received	Appreciation
		Amount	(Paid)	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	(%)[2]	($000)
Commercial Mortgage-Backed Securities
AAA Index
8/1/10	BARC	16,925	(0.350)	—
9/1/10	BARC	16,925	(0.350)	731
10/1/10	BARC	16,925	(0.350)	731
11/1/10	BARC	22,300	(0.350)	543
12/1/10	BARC	15,250	(0.350)	521
1/1/10	BARC	30,000	(0.350)	562
				3,088

1 BARC—Barclays Bank PLC.
2 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2010, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $47,265,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2010, the fund had available capital loss carryforwards totaling $91,094,000 to offset future net capital gains of $9,274,000 through January 31, 2013, $49,839,000 through January 31, 2014, and $31,981,000 through January 31, 2015 The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $32,756,000 through January 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2010, the cost of investment securities for tax purposes was $36,189,468,000. Net unrealized appreciation of investment securities for tax purposes was $724,369,000, consisting of unrealized gains of $1,187,799,000 on securities that had risen in value since their purchase and $463,430,000 in unrealized losses on securities that had fallen in value since their purchase.

Short-Term Investment-Grade Fund

F. During the six months ended July 31, 2010, the fund purchased $8,171,525,000 of investment securities and sold $5,237,548,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,083,646,000 and $1,619,764,000, respectively.

The following table summarizes the fund’s swaptions written during the six months ended July 31, 2010:

	Number of	Premiums
	Contracts[1]	Received
Swaptions	(000)	($000)
Balance at January 31, 2010	—	—
Swaptions written	122,000	313
Swaptions expired	—	—
Swaptions closed	—	—
Swaptions exercised	—	—
Swaptions open at July 31, 2010	122,000	313
1 One contract represents a notional amount of $1.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2010	January 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,970,195	370,623	8,382,235	814,758
Issued in Lieu of Cash Distributions	242,061	22,558	426,064	41,281
Redeemed	(2,810,916)	(262,411)	(4,290,789)	(416,531)
Net Increase (Decrease)—Investor Shares	1,401,340	130,770	4,517,510	439,508
Admiral Shares
Issued	5,408,589	504,867	11,846,449	1,150,752
Issued in Lieu of Cash Distributions	250,842	23,376	394,683	38,155
Redeemed	(3,445,842)	(321,592)	(4,552,506)	(439,963)
Net Increase (Decrease)—Admiral Shares	2,213,589	206,651	7,688,626	748,944
Institutional Shares
Issued	167,058	15,582	823,140	80,281
Issued in Lieu of Cash Distributions	26,173	2,440	56,448	5,462
Redeemed	(834,609)	(77,780)	(165,433)	(15,781)
Net Increase (Decrease)—Institutional Shares	(641,378)	(59,758)	714,155	69,962

H. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of July 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFICX		VFIDX
Expense Ratio[1]	0.24%		0.11%
30-Day SEC Yield	3.64%		3.76%

Financial Attributes
		Barclays	Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,222	1,334	8,191
Yield to Maturity
(before expenses)	3.6%	4.2%	2.6%
Average Coupon	5.1%	6.0%	4.4%
Average Duration	5.2 years	6.2 years	4.1 years
Average Effective
Maturity	6.9 years	7.6 years	6.3 years
Short-Term
Reserves	1.3%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			8.8%
Commercial Mortgage-Backed			5.4
Finance			36.0
Foreign			1.6
Industrial			35.8
Treasury/Agency			2.9
Utilities			7.7
Other			0.5
Short-Term Reserves			1.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.94	0.67
Beta	0.83	1.51

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	2.9%
1 - 3 Years	12.4
3 - 5 Years	18.5
5 - 7 Years	16.5
7 - 10 Years	47.3
10 - 20 Years	0.6
20 - 30 Years	0.2
Over 30 Years	1.6

Distribution by Credit Quality (% of portfolio)
Aaa	15.0%
Aa	19.6
A	42.1
Baa	20.1
Ba	0.8
B	0.3
Not Rated	2.1

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratios were 0.22% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	7.83%	5.37%	13.20%	14.26%
2002	6.75	1.48	8.23	8.07
2003	6.23	3.07	9.30	10.99
2004	5.30	2.08	7.38	9.71
2005	4.78	-0.54	4.24	5.40
2006	4.66	-3.30	1.36	0.63
2007	5.17	-0.72	4.45	4.43
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	2.54	4.15	6.69	7.20
Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	16.81%	5.48%	5.61%	1.23%	6.84%
Admiral Shares	2/12/2001	16.95	5.60	5.57[1]	0.76[1]	6.33[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2010

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	2.625%	6/30/14	113,010	119,279	0.8%
	United States Treasury
	Note/Bond	2.125%	11/30/14	55,000	56,779	0.4%
1	United States Treasury
	Note/Bond	3.875%	5/15/18	42,360	46,788	0.3%
	United States Treasury
	Note/Bond	0.875%–9.875%	5/31/11–8/15/19	112,495	122,543	0.8%
					345,389	2.3%
Agency Bonds and Notes
2,3	Federal Home Loan Mortgage Corp. 0.268%		2/2/12	82,500	82,277	0.5%
	Agency Bonds and Notes—Other †				14,153	0.1%
					96,430	0.6%

Nonconventional Mortgage-Backed Securities †					1,018	0.0%
Total U.S. Government and Agency Obligations (Cost $427,244)					442,837	2.9%
Asset-Backed/Commercial Mortgage-Backed Securities
[3,4,5] Arkle Master Issuer PLC		1.634%	5/17/60	62,450	62,294	0.4%
3,4	Bear Stearns Commercial
	Mortgage Securities	5.717%	6/11/40	36,740	38,461	0.2%
3,4	Capital One Multi-Asset
	Execution Trust	0.421%	12/16/19	62,785	60,895	0.4%
3,4	Capital One Multi-Asset
	Execution Trust	0.381%	7/15/20	44,800	43,149	0.3%
3,4	Capital One Multi-Asset
	Execution Trust	0.371%–2.591%	3/17/14–11/15/19	111,775	109,890	0.7%
4	Citibank Omni Master Trust	4.900%	11/15/18	38,560	40,992	0.3%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
4 LB-UBS Commercial
Mortgage Trust	5.347%	11/15/38	56,411	58,438	0.4%
5 Asset-Backed/Commercial
Mortgage-Backed Securities—Other †				1,749,899	11.4%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,060,553)				2,164,018	14.1%
Corporate Bonds
Finance
Banking
American Express
Centurion Bank	6.000%	9/13/17	48,060	53,611	0.4%
Bank of America Corp.	4.500%–6.500%	4/1/15–7/1/20	81,850	87,600	0.6%
Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	29,527	30,898	0.2%
Bank One Corp.	4.900%	4/30/15	15,000	16,069	0.1%
Barclays Bank PLC	5.000%	9/22/16	40,000	42,854	0.3%
Bear Stearns Cos. LLC	7.250%	2/1/18	42,035	49,910	0.3%
Bear Stearns Cos. LLC	5.700%–6.400%	11/15/14–10/2/17	39,345	44,964	0.3%
Citigroup Inc.	6.125%	11/21/17	63,925	68,762	0.5%
Citigroup Inc.	5.000%–8.500%	4/11/13–5/22/19	75,550	82,161	0.5%
Credit Suisse	6.000%	2/15/18	60,692	66,092	0.4%
Credit Suisse	5.300%	8/13/19	60,000	65,818	0.4%
Credit Suisse	5.500%	5/1/14	49,320	54,453	0.4%
Credit Suisse AG	5.400%	1/14/20	37,000	39,162	0.3%
Credit Suisse USA Inc.	5.125%	1/15/14–8/15/15	4,460	4,895	0.0%
4 Credit Suisse/Guernsey	5.860%	5/15/49	17,228	15,677	0.1%
Deutsche Bank AG/London	6.000%	9/1/17	43,000	48,794	0.3%
Goldman Sachs Group Inc.	3.700%–6.250%	5/1/14–6/15/20	145,100	153,072	1.0%
4 JPMorgan Chase & Co.	3.700%–7.900%	1/2/13–12/29/49	134,890	145,378	1.0%
JPMorgan Chase Bank NA	6.000%	10/1/17	41,880	46,802	0.3%
JPMorgan Chase Bank NA	5.875%	6/13/16	10,000	11,106	0.1%
Manufacturers &
Traders Trust Co.	6.625%	12/4/17	38,555	43,216	0.3%
Mercantile
Bankshares Corp.	4.625%	4/15/13	10,000	10,499	0.1%
Merrill Lynch & Co. Inc.	5.700%–6.875%	5/16/16–4/25/18	39,505	42,255	0.3%
Morgan Stanley	6.625%	4/1/18	62,150	67,563	0.4%
Morgan Stanley	5.950%	12/28/17	38,000	39,947	0.3%
Morgan Stanley	4.750%–7.300%	4/1/14–7/24/20	74,075	76,326	0.5%
National City Bank	5.250%–6.250%	3/15/11–6/7/17	20,512	21,545	0.1%
National City Corp.	4.900%–6.875%	1/15/15–5/15/19	30,935	33,910	0.2%
PNC Bank NA	6.875%	4/1/18	33,085	37,966	0.2%
PNC Bank NA	4.875%–6.000%	9/21/17–12/7/17	10,600	11,188	0.1%
PNC Funding Corp.	4.250%–6.700%	9/21/15–2/8/20	43,685	47,792	0.3%
5 Royal Bank of Scotland PLC	4.875%	8/25/14	63,290	65,165	0.4%
SouthTrust Corp.	5.800%	6/15/14	14,705	15,948	0.1%
UBS AG	5.875%	12/20/17	59,450	65,160	0.4%
UBS AG	5.750%	4/25/18	47,625	51,895	0.3%
UBS AG	4.875%–5.875%	7/15/16–8/4/20	35,220	37,107	0.2%
Wachovia Bank NA	4.800%–6.000%	11/1/14–11/15/17	65,800	71,311	0.5%
Wachovia Corp.	5.625%	10/15/16	35,000	38,296	0.3%
Wachovia Corp.	5.500%–5.750%	5/1/13–2/1/18	44,870	50,131	0.3%
Washington Mutual
Finance Corp.	6.875%	5/15/11	5,000	5,167	0.0%
Wells Fargo & Co.	5.625%	12/11/17	40,400	44,901	0.3%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Wells Fargo & Co.	4.625%–4.950%	10/16/13–4/15/14	14,500	15,372	0.1%
Wells Fargo Bank NA	4.750%–5.750%	2/9/15–5/16/16	29,050	31,702	0.2%
5 Banking—Other †				956,986	6.2%
5 Brokerage †				165,036	1.1%
Finance Companies
American General
Finance Corp.	4.875%–5.850%	8/17/11–6/1/13	42,500	40,353	0.3%
General Electric Capital Corp.	5.625%	5/1/18	120,750	131,523	0.9%
General Electric Capital Corp.	5.625%	9/15/17	55,525	60,313	0.4%
General Electric Capital Corp.	3.500%	6/29/15	37,800	38,615	0.2%
4 General Electric
Capital Corp.	4.375%–6.375%	3/3/12–11/15/67	50,620	53,980	0.3%
HSBC Finance Corp.	5.500%	1/19/16	48,058	52,389	0.3%
International Lease
Finance Corp.	4.950%–5.750%	2/1/11–6/15/11	11,000	10,940	0.1%
Finance Companies—Other †				62,442	0.4%
Insurance
American International
Group Inc.	8.250%	8/15/18	40,000	42,800	0.3%
American International
Group Inc.	5.050%–5.850%	10/1/15–1/16/18	111,000	105,580	0.7%
5 Metropolitan Life
Global Funding I	5.125%	4/10/13	108,720	117,912	0.8%
5 Insurance—Other †				1,185,943	7.7%
5 Other Finance †				15,275	0.1%
5 Real Estate Investment Trusts †				351,805	2.3%
				5,444,332	35.5%
Industrial
Basic Industry
EIdu Pont de Nemours & Co.	6.000%	7/15/18	33,480	39,347	0.3%
5 Basic Industry—Other †				387,504	2.5%
Capital Goods
General Electric Co.	5.250%	12/6/17	61,800	67,868	0.4%
5 Capital Goods—Other †				580,853	3.8%
Communication
AT&T Inc.	5.500%	2/1/18	56,425	63,572	0.4%
Cellco Partnership/
Verizon Wireless Capital LLC	8.500%	11/15/18	30,000	39,661	0.3%
Cellco Partnership/
Verizon Wireless Capital LLC	5.550%	2/1/14	12,800	14,486	0.1%
Comcast Corp.	6.300%	11/15/17	33,480	38,969	0.2%
5 Frontier
Communications Corp.	7.875%–8.250%	4/15/15–4/15/17	9,800	10,434	0.1%
Verizon
Communications Inc.	6.100%	4/15/18	52,295	60,598	0.4%
Verizon
Communications Inc.	5.500%–8.750%	2/15/16–4/1/19	69,476	83,780	0.5%
5 Communication—Other †				768,783	5.0%
5 Consumer Cyclical †				469,821	3.1%
Consumer Noncyclical
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	38,400	44,236	0.3%
Kraft Foods Inc.	5.375%	2/10/20	35,000	38,145	0.3%
Novartis Securities
Investment Ltd.	5.125%	2/10/19	43,794	49,309	0.3%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	Pfizer Inc.	6.200%	3/15/19	74,000	89,425	0.6%
	PhilipMorris International Inc.	5.650%	5/16/18	44,055	49,566	0.3%
5	Consumer Noncyclical—Other †				1,273,481	8.3%
	Energy
	ConocoPhillips	5.750%	2/1/19	43,935	51,112	0.4%
5	Energy—Other †				511,032	3.3%
5	Other Industrial †				33,443	0.2%
	Technology
	Cisco Systems Inc.	5.500%	2/22/16	33,011	38,461	0.2%
	International Business
	Machines Corp.	5.700%	9/14/17	54,450	63,576	0.4%
	Oracle Corp.	5.750%	4/15/18	35,410	41,344	0.3%
5	Technology—Other †				354,569	2.3%
5	Transportation †				163,146	1.1%
					5,426,521	35.4%
Utilities
5	Electric †				878,515	5.7%
5	Natural Gas †				277,629	1.8%
					1,156,144	7.5%
Total Corporate Bonds (Cost $11,015,174)					12,026,997	78.4%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $231,802) †					249,827	1.6%
Taxable Municipal Bonds (Cost $46,968) †					47,329	0.3%
Convertible Preferred Stock (Cost $8,740) †					11	0.0%

				Shares
Preferred Stocks
	Goldman Sachs Group Inc. Pfd.	4.000%		167,540	3,379	0.0%
	Preferred Stocks—Other †				13,588	0.1%
Total Preferred Stocks (Cost $18,946)					16,967	0.1%
Temporary Cash Investment
Money Market Fund
6	Vanguard Market Liquidity Fund
	(Cost $257,686)	0.297%		257,685,815	257,686	1.7%
Total Investments (Cost $14,067,113)					15,205,672	99.1%
Other Assets and Liabilities
Other Assets					301,129	2.0%
Liabilities					(162,472)	(1.1%)
					138,657	0.9%
Net Assets					15,344,329	100.0%

Intermediate-Term Investment-Grade Fund

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	14,013,214
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	131,985
Unrealized Appreciation (Depreciation)
Investment Securities	1,138,559
Futures Contracts	16,520
SwapContracts	44,051
Net Assets	15,344,329

Investor Shares—Net Assets
Applicable to 589,077,196 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,994,938
Net Asset Value Per Share—Investor Shares	$10.18

Admiral Shares—Net Assets
Applicable to 918,699,026 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,349,391
Net Asset Value Per Share—Admiral Shares	$10.18

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $16,568,000 have been segregated as initial margin for open futures contracts.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the aggregate value of these securities was $1,791,891,000, representing 11.7% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Dividends	646
Interest[1]	353,279
Total Income	353,925
Expenses
The Vanguard Group—Note B
Investment Advisory Services	956
Management and Administrative—Investor Shares	4,860
Management and Administrative—Admiral Shares	2,520
Marketing and Distribution—Investor Shares	780
Marketing and Distribution—Admiral Shares	1,188
Custodian Fees	97
Auditing Fees	3
Shareholders’ Reports—Investor Shares	71
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	10
Total Expenses	10,499
Net Investment Income	343,426
Realized Net Gain (Loss)
Investment Securities Sold	98,625
Futures Contracts	12,307
Swap Contracts	36,277
Realized Net Gain (Loss)	147,209
Change in Unrealized Appreciation (Depreciation)
Investment Securities	431,332
Futures Contracts	18,849
Swap Contracts	15,382
Change in Unrealized Appreciation (Depreciation)	465,563
Net Increase (Decrease) in Net Assets Resulting from Operations	956,198
1 Interest income from an affiliated company of the fund was $310,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2010	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	343,426	612,708
Realized Net Gain (Loss)	147,209	108,152
Change in Unrealized Appreciation (Depreciation)	465,563	1,496,017
Net Increase (Decrease) in Net Assets Resulting from Operations	956,198	2,216,877
Distributions
Net Investment Income
Investor Shares	(135,974)	(247,646)
Admiral Shares	(218,869)	(379,655)
Realized Capital Gain[1]
Investor Shares	(20,254)	(19,714)
Admiral Shares	(31,935)	(29,706)
Total Distributions	(407,032)	(676,721)
Capital Share Transactions
Investor Shares	291,067	1,293,600
Admiral Shares	413,301	2,915,447
Net Increase (Decrease) from Capital Share Transactions	704,368	4,209,047
Total Increase (Decrease)	1,253,534	5,749,203
Net Assets
Beginning of Period	14,090,795	8,341,592
End of Period	15,344,329	14,090,795

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $52,189,000 and $30,359,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.81	$8.64	$9.93	$9.66	$9.73	$10.08
Investment Operations
Net Investment Income	.231	.468	.505	.501	.490	.466
Net Realized and Unrealized Gain (Loss)
on Investments	.414	1.220	(1.239)	.270	(.071)	(.332)
Total from Investment Operations	.645	1.688	(.734)	.771	.419	.134
Distributions
Dividends from Net Investment Income	(.239)	(.478)	(.506)	(.501)	(.489)	(.466)
Distributions from Realized Capital Gains	(.036)	(.040)	(.050)	—	—	(.018)
Total Distributions	(.275)	(.518)	(.556)	(.501)	(.489)	(.484)
Net Asset Value, End of Period	$10.18	$9.81	$8.64	$9.93	$9.66	$9.73

Total Return[1]	6.69%	20.11%	-7.56%	8.21%	4.45%	1.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,995	$5,489	$3,577	$2,650	$2,418	$2,447
Ratio of Total Expenses to
Average Net Assets	0.22%[2]	0.24%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	4.72%[2]	5.05%	5.50%	5.16%	5.10%	4.71%
Portfolio Turnover Rate	30%[2]	69%	48%	48%	43%	51%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.81	$8.64	$9.93	$9.66	$9.73	$10.08
Investment Operations
Net Investment Income	.237	.480	.514	.511	.501	.477
Net Realized and Unrealized Gain (Loss)
on Investments	.414	1.220	(1.239)	.270	(.071)	(.332)
Total from Investment Operations	.651	1.700	(.725)	.781	.430	.145
Distributions
Dividends from Net Investment Income	(.245)	(.490)	(.515)	(.511)	(.500)	(.477)
Distributions from Realized Capital Gains	(.036)	(.040)	(.050)	—	—	(.018)
Total Distributions	(.281)	(.530)	(.565)	(.511)	(.500)	(.495)
Net Asset Value, End of Period	$10.18	$9.81	$8.64	$9.93	$9.66	$9.73

Total Return	6.75%	20.26%	-7.47%	8.33%	4.57%	1.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,349	$8,601	$4,765	$3,455	$2,794	$2,550
Ratio of Total Expenses to
Average Net Assets	0.10%[1]	0.11%	0.11%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	4.84%[1]	5.18%	5.60%	5.27%	5.21%	4.82%
Portfolio Turnover Rate	30%[1]	69%	48%	48%	43%	51%
1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has sold credit protection through credit default swaps to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject

Intermediate-Term Investment-Grade Fund

to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed-upon valuation procedure.

The fund has also entered into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash-settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Intermediate-Term Investment-Grade Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $2,914,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Intermediate-Term Investment-Grade Fund

The following table summarizes the fund’s investments as of July 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	442,837	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,164,018	—
Corporate Bonds	—	12,026,997	—
Sovereign Bonds	—	249,827	—
Taxable Municipal Bonds	—	47,329	—
Convertible Preferred Stocks	11	—	—
Preferred Stocks	16,967	—	—
Temporary Cash Investments	257,686	—	—
Futures Contracts—Assets[1]	4,764	—	—
Futures Contracts—Liabilities[1]	(2,288)	—	—
Swap Contracts—Assets	—	44,968	—
Swap Contracts—Liabilities	—	(917)	—
Total	277,140	14,975,059	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	41,970	7,762	49,732
Liabilities	(2,288)	(917)	(3,205)

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2010, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	12,307	—	12,307
Swap Contracts	11,182	25,095	36,277
Realized Net Gain (Loss) on Derivatives	23,489	25,095	48,584

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	18,849	—	18,849
Swap Contracts	28,529	(13,147)	15,382
Change in Unrealized Appreciation (Depreciation) on Derivatives	47,378	(13,147)	34,231

At July 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year United States Treasury Note	September 2010	5,499	680,845	19,468
2-Year United States Treasury Note	September 2010	(1,099)	(240,819)	(1,517)
5-Year United States Treasury Note	September 2010	(1,012)	(121,266)	(1,431)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Intermediate-Term Investment-Grade Fund

At July 31, 2010, the fund had the following open swap contracts:
Credit Default Swaps
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Banco Bilbao Vizcaya
Argentaria SA/Aa2	6/20/15	BARC	4,400	313	1.000	184
Banco Bilbao Vizcaya
Argentaria SA/Aa2	9/20/15	BARC	11,000	461	1.000	173
Bank of America Corp./A2	3/20/15	DBAG	4,400	101	1.000	24
Burlington Northern/Baa1	6/20/12	DBAG	5,000	—	0.400	16
HSBC/A3	3/20/14	BOANA	28,000	—	6.200	4,230
Johnson & Johnson/Aaa	9/20/12	UBSAG	2,160	—	0.080	(12)
Johnson & Johnson/Aaa	9/20/12	GSCM	5,400	—	0.070	(31)
Metlife Inc./A2	3/20/15	DBAG	18,000	1,086	1.000	(337)
Credit Protection Purchased
Bank of America Corp.	12/20/14	DBAG	5,800	(73)	(1.000)	18
Bank of America Corp.	12/20/14	BARC	5,800	(68)	(1.000)	23
Goldman, Sachs & Co.	9/20/10	DBAG	7,500	(52)	(1.000)	(4)
Goldman, Sachs & Co.	9/20/15	BARC	4,400	(124)	(1.000)	(22)
Marsh & McLennan Co.	6/20/14	DBAG	10,000	135	(1.000)	153
Morgan Stanley	9/20/15	BARC	4,400	(242)	(1.000)	(53)
Morgan Stanley	9/20/18	UBSAG	10,000	—	(2.000)	(59)
Morgan Stanley	9/20/18	BOANA	10,000	(1,152)	(1.000)	(351)
Wells Fargo	9/20/10	DBAG	8,000	30	(1.000)	(1)
Wells Fargo	3/20/15	GSCM	4,400	(37)	(1.000)	(47)
						3,904

1 BARC—Barclays Bank PLC.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
UBSAG—UBS AG.

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
9/30/10	BARC	360	3.440	(0.530)[2]	2
10/6/10	WFC	8,165	1.640	(0.530)[2]	16
11/15/10	GSCM	1,230	0.630	(0.340)[3]	1
12/15/10	WFC	8,300	1.020	(0.340)[3]	23
1/15/11	WFC	16,700	1.030	(0.340)[3]	55
1/18/11	BOANA	3,000	0.740	(0.340)[3]	6
5/15/11	BARC	2,525	0.600	(0.340)[3]	5
5/16/11	BOANA	1,500	0.940	(0.340)[3]	7
5/16/11	WFC	1,540	0.980	(0.340)[3]	8
7/15/11	WFC	2,200	1.270	(0.340)[3]	19
7/15/11	GSCM	1,900	1.240	(0.340)[3]	16
7/15/11	WFC	4,300	1.320	(0.340)[3]	39
7/15/11	GSCM	1,540	1.090	(0.340)[3]	11
7/15/11	BOANA	4,220	1.090	(0.340)[3]	29
8/15/11	GSCM	1,500	1.090	(0.340)[3]	11
8/15/11	BOANA	5,800	0.830	(0.340)[3]	27
8/15/11	WFC	2,500	0.740	(0.340)[3]	9
9/15/11	BOANA	10,700	0.840	(0.340)[3]	53
10/6/11	BARC	6,600	1.720	(0.350)[3]	101
11/15/11	WFC	1,720	1.500	(0.340)[3]	23
11/15/11	WFC	3,000	1.380	(0.340)[3]	36
11/15/11	WFC	2,800	0.610	(0.340)[3]	6
12/6/11	WFC	2,840	2.020	(0.540)[2]	56
1/15/12	WFC	4,550	1.380	(0.340)[3]	58
1/15/12	WFC	4,900	1.230	(0.340)[3]	52
1/15/12	WFC	8,100	1.150	(0.340)[3]	77
1/15/12	WFC	1,740	1.080	(0.340)[3]	15
1/15/12	WFC	160	1.050	(0.340)[3]	1
1/15/12	WFC	4,300	1.060	(0.340)[3]	35
2/6/12	WFC	5,500	1.490	(0.350)[3]	81
2/15/12	GSCM	450	0.690	(0.340)[3]	1
3/6/12	GSCM	5,000	1.500	(0.350)[3]	78
4/15/12	WFC	6,300	1.540	(0.340)[3]	106
4/24/12	GSCM	1,700	1.600	(0.330)[3]	30
5/15/12	GSCM	2,100	1.710	(0.340)[3]	42

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
5/15/12	BOANA	875	1.350	(0.340)[3]	12
5/15/12	WFC	5,700	1.260	(0.340)[3]	70
5/15/12	WFC	14,300	1.140	(0.340)[3]	144
6/15/12	BARC	31,500	1.660	(0.340)[3]	621
6/15/12	BARC	1,500	1.680	(0.340)[3]	30
6/15/12	JPMC	1,160	1.350	(0.340)[3]	16
7/15/12	WFC	19,800	1.600	(0.340)[3]	375
7/15/12	GSCM	14,980	1.610	(0.340)[3]	288
7/15/12	GSCM	8,000	1.730	(0.340)[3]	173
7/15/12	BARC	16,105	1.680	(0.340)[3]	332
7/15/12	WFC	1,485	1.450	(0.340)[3]	24
7/15/12	WFC	4,085	1.450	(0.340)[3]	66
7/15/12	JPMC	11,950	1.370	(0.340)[3]	174
7/16/12	WFC	1,270	1.590	(0.340)[3]	24
8/15/12	WFC	13,850	1.850	(0.340)[3]	336
8/15/12	JPMC	5,275	1.440	(0.340)[3]	85
9/6/12	GSCM	24,056	2.070	(0.350)[3]	704
9/6/12	BOANA	30,556	2.070	(0.350)[3]	890
9/15/12	GSCM	22,400	1.860	(0.340)[3]	558
9/15/12	WFC	30,665	1.760	(0.340)[3]	698
10/15/12	BOANA	10,550	1.750	(0.340)[3]	241
11/15/12	GSCM	10,100	1.800	(0.340)[3]	245
11/15/12	BARC	6,200	1.950	(0.340)[3]	171
11/15/12	WFC	3,970	1.810	(0.340)[3]	97
12/6/12	BARC	15,500	2.330	(0.540)[2]	535
12/15/12	BOANA	7,000	2.210	(0.540)[2]	223
12/15/12	WFC	18,000	1.820	(0.340)[3]	449
12/15/12	WFC	16,500	1.760	(0.340)[3]	389
12/15/12	WFC	37,130	1.720	(0.340)[3]	833
12/17/12	WFC	14,500	2.260	(0.540)[2]	480
12/17/12	WFC	9,700	1.990	(0.540)[2]	260
1/15/13	WFC	16,750	1.720	(0.340)[3]	382
1/15/13	WFC	15,000	1.770	(0.530)[2]	325
2/15/13	WFC	11,800	1.710	(0.340)[3]	263
2/15/13	WFC	725	1.890	(0.340)[3]	20

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
2/15/13	WFC	10,170	1.730	(0.340)[3]	232
2/20/13	WFC	6,220	1.930	(0.340)[3]	173
3/15/13	WFC	11,750	1.900	(0.340)[3]	322
3/15/13	WFC	1,200	2.100	(0.340)[3]	39
3/15/13	WFC	3,200	2.170	(0.340)[3]	110
3/15/13	JPMC	13,950	1.720	(0.340)[3]	319
7/15/13	BARC	7,000	2.530	(0.340)[3]	320
7/15/13	BOANA	25,000	2.190	(0.340)[3]	895
9/15/13	WFC	7,900	1.950	(0.340)[3]	226
9/15/13	GSCM	12,000	1.250	(0.340)[3]	85
11/15/13	WFC	1,750	2.040	(0.340)[3]	54
11/15/13	WFC	24,240	2.040	(0.340)[3]	749
11/17/13	JPMC	3,600	2.170	(0.340)[3]	126
12/1/13	GSCM	29,608	2.580	(0.540)[2]	1,358
12/1/13	WFC	15,786	2.580	(0.540)[2]	723
12/1/13	GSCM	41,858	2.580	(0.540)[2]	1,920
1/6/14	WFC	10,000	2.430	(0.350)[3]	435
3/6/14	GSCM	24,902	2.450	(0.350)[3]	1,100
3/15/14	WFC	7,500	2.660	(0.340)[3]	387
3/15/14	WFC	3,500	2.210	(0.340)[3]	124
4/15/14	WFC	14,000	2.210	(0.340)[3]	491
5/15/14	GSCM	1,250	2.300	(0.340)[3]	48
5/15/14	GSCM	1,000	1.530	(0.340)[3]	10
6/15/14	WFC	4,400	2.340	(0.340)[3]	173
6/16/14	WFC	40	2.580	(0.340)[3]	2
7/15/14	WFC	8,000	2.310	(0.340)[3]	303
8/15/14	WFC	12,750	2.680	(0.340)[3]	665
2/15/15	BOANA	2,790	1.800	(0.340)[3]	31
2/15/15	WFC	8,600	1.630	(0.320)[3]	33
2/17/15	GSCM	62,450	2.560	(0.360)[2]	2,588
3/24/15	GSCM	1,520	2.910	(0.330)[3]	91
6/1/16	WFC	6,225	2.910	(0.540)[2]	300
8/15/16	GSCM	5,430	3.030	(0.340)[3]	307
8/15/16	GSCM	15,400	3.080	(0.340)[3]	915
8/15/16	BOANA	2,240	3.230	(0.340)[3]	152

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
12/15/16	WFC	11,300	3.370	(0.540)[2]	799
12/15/16	JPMC	3,111	2.510	(0.530)[2]	58
1/15/17	BARC	1,130	2.970	(0.340)[3]	56
2/15/17	WFC	43,000	3.370	(0.340)[3]	3,162
2/15/17	GSCM	16,200	3.430	(0.340)[3]	1,253
2/15/17	BARC	1,490	3.180	(0.340)[3]	92
2/15/17	WFC	950	2.410	(0.340)[3]	13
2/15/17	WFC	5,700	2.410	(0.340)[3]	79
2/15/17	BARC	1,145	2.290	(0.330)[3]	7
6/15/17	GSCM	4,160	3.490	(0.340)[3]	329
6/15/17	BARC	2,050	3.470	(0.340)[3]	160
6/15/17	BOANA	10,000	3.310	(0.340)[3]	675
9/15/17	GSCM	24,600	3.520	(0.340)[3]	1,953
9/15/17	BARC	5,400	3.360	(0.340)[3]	372
9/15/17	GSCM	14,800	2.530	(0.340)[3]	200
4/25/20	JPMC	35,700	3.020	(0.570)[2]	524
					37,206

1 BARC—Barclays Bank PLC.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
WFC—Wachovia Bank N.A.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Intermediate-Term Investment-Grade Fund

Total Return Swaps
			Floating
			Interest Rate	Unrealized
		Notional	Received	Appreciation
		Amount	(Paid)	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	(%)[2]	($000)
Commercial Mortgage-Backed Securities Index
8/1/10	BARC	30,431	(0.350)	—
9/1/10	BARC	15,431	(0.350)	667
10/1/10	BARC	15,431	(0.350)	667
11/1/10	BARC	22,225	(0.350)	542
12/1/10	BARC	25,425	(0.350)	869
1/1/11	BARC	10,500	(0.350)	196
				2,941

1 BARC—Barclays Bank PLC.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2010, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $11,417,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund had realized losses totaling $5,647,000 through January 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2010, the cost of investment securities for tax purposes was $14,072,760,000. Net unrealized appreciation of investment securities for tax purposes was $1,132,912,000, consisting of unrealized gains of $1,279,355,000 on securities that had risen in value since their purchase and $146,443,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2010, the fund purchased $2,322,391,000 of investment securities and sold $1,735,365,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $31,481,000 and $251,191,000, respectively.

Intermediate-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2010	January 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,323,874	134,007	3,438,572	378,145
Issued in Lieu of Cash Distributions	120,266	12,139	202,178	21,882
Redeemed	(1,153,073)	(116,911)	(2,347,150)	(254,014)
Net Increase (Decrease)—Investor Shares	291,067	29,235	1,293,600	146,013
Admiral Shares
Issued	1,762,628	178,506	5,385,559	592,894
Issued in Lieu of Cash Distributions	193,297	19,513	310,306	33,492
Redeemed	(1,542,624)	(156,555)	(2,780,418)	(300,405)
Net Increase (Decrease)—Admiral Shares	413,301	41,464	2,915,447	325,981

H. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of July 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWESX		VWETX
Expense Ratio[1]	0.26%		0.13%
30-Day SEC Yield	5.30%		5.42%

Financial Attributes
		Barclays
		Long	Barclays
		Credit	Aggregate
		A/Better	Bond
	Fund	Index	Index
Number of Bonds	364	678	8,191
Yield to Maturity
(before expenses)	5.6%	5.5%	2.6%
Average Coupon	6.5%	6.3%	4.4%
Average Duration	12.8 years	12.8 years	4.1 years
Average Effective
Maturity	24.0 years	25.0 years	6.3 years
Short-Term
Reserves	0.7%	—	—

Sector Diversification (% of portfolio)
Finance			28.5%
Foreign			1.4
Industrial			45.6
Treasury/Agency			2.5
Utilities			14.0
Other			7.3
Short-Term Reserves			0.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.96	0.79
Beta	0.91	2.84
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.1%
1 - 5 Years	2.0
5 - 10 Years	5.6
10 - 20 Years	18.1
20 - 30 Years	73.2
Over 30 Years	1.0

Distribution by Credit Quality (% of portfolio)
Aaa	4.3%
Aa	17.3
A	55.7
Baa	19.6
Ba	1.0
Not Rated	2.1
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratios were 0.24% for Investor Shares and 0.12% for Admiral Shares.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	7.71%	6.81%	14.52%	15.77%
2002	6.75	1.51	8.26	9.14
2003	6.73	5.02	11.75	12.69
2004	5.92	2.17	8.09	7.68
2005	5.94	3.83	9.77	10.05
2006	5.27	-4.00	1.27	1.32
2007	5.74	-2.35	3.39	3.63
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	3.04	5.75	8.79	8.87
Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	18.90%	4.81%	6.21%	1.61%	7.82%
Admiral Shares	2/12/2001	19.04	4.93	6.22[1]	1.02[1]	7.24[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2010

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond 3.500%		2/15/39	62,850	57,635	0.7%
	United States Treasury Strip Principal 0.000%		2/15/36	187,000	64,822	0.7%
	United States Treasury Strip Principal 0.000%		8/15/39	38,000	11,038	0.1%
					133,495	1.5%
Agency Bonds and Notes
2	Federal Home Loan Banks	5.500%	7/15/36	52,000	59,880	0.6%
	Agency Bonds and Notes—Other †				27,652	0.3%
					87,532	0.9%
Total U.S. Government and Agency Obligations (Cost $199,299)					221,027	2.4%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	6.800%	3/15/28	35,000	36,519	0.4%
	Bank of America NA	6.000%	10/15/36	60,000	58,866	0.7%
	Bank One Corp.	7.625%–8.000%	7/15/25–4/29/27	75,869	91,410	1.0%
	Citigroup Inc.	6.625%	6/15/32	55,055	55,174	0.6%
	Citigroup Inc.	5.850%–8.500%	5/22/19–7/15/39	170,995	171,501	1.9%
	Credit Suisse USA Inc.	7.125%	7/15/32	38,000	47,303	0.5%
	Goldman Sachs Group Inc.	6.750%	10/1/37	128,660	131,474	1.5%
	Goldman Sachs Group Inc.	6.125%	2/15/33	55,725	56,750	0.6%
	Goldman Sachs Group Inc.	6.450%	5/1/36	45,000	44,519	0.5%
	HSBC Bank USA NA	7.000%	1/15/39	10,000	11,484	0.1%
	HSBC Bank USA NA/
	New York NY	5.875%	11/1/34	50,700	52,155	0.6%
	HSBC Bank USA NA/
	New York NY	5.625%	8/15/35	28,000	27,628	0.3%
	HSBC Holdings PLC	6.800%	6/1/38	58,985	65,194	0.7%
	HSBC Holdings PLC	6.500%–7.625%	5/17/32–9/15/37	43,200	47,875	0.5%
	JP Morgan Chase Capital XXV	6.800%	10/1/37	18,415	18,630	0.2%
	JPMorgan Chase & Co.	6.400%	5/15/38	77,850	91,552	1.0%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
JPMorgan Chase & Co.	4.400%	7/22/20	10,000	10,041	0.1%
Merrill Lynch & Co. Inc.	6.110%	1/29/37	60,850	58,348	0.7%
Merrill Lynch & Co. Inc.	7.750%	5/14/38	42,590	48,157	0.5%
Merrill Lynch & Co. Inc.	6.220%	9/15/26	12,975	12,709	0.1%
Wachovia Bank NA	6.600%	1/15/38	70,225	76,206	0.9%
Wachovia Bank NA	5.850%	2/1/37	20,700	20,466	0.2%
Wachovia Corp.	5.500%–6.605%	10/1/25–8/1/35	45,730	46,929	0.5%
Wells Fargo & Co.	5.375%	2/7/35	37,000	37,968	0.4%
Wells Fargo Bank NA	5.950%	8/26/36	33,670	34,137	0.4%
3 Banking—Other †				281,526	3.1%
3 Brokerage †				27,370	0.3%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	117,095	128,618	1.4%
General Electric Capital Corp.	6.875%	1/10/39	62,685	70,725	0.8%
General Electric Capital Corp.	5.875%	1/14/38	37,905	38,369	0.4%
Insurance
3 New York Life Insurance Co.	5.875%	5/15/33	60,275	64,117	0.7%
3 Insurance—Other †				557,063	6.2%
Real Estate Investment Trusts †				47,734	0.5%
				2,568,517	28.3%
Industrial
Basic Industry †				34,600	0.4%
Capital Goods
3 Siemens
Financieringsmaatschappij NV	6.125%	8/17/26	41,030	46,250	0.5%
3 Capital Goods—Other †				280,105	3.1%
Communication
Alltel Corp.	6.800%–7.875%	5/1/29–7/1/32	14,610	18,559	0.2%
AT&T Inc.	6.300%–6.550%	1/15/38–2/15/39	23,000	25,980	0.3%
BellSouth Corp.	6.000%–6.875%	10/15/31–11/15/34	70,000	76,275	0.8%
BellSouth
Telecommunications Inc.	7.000%	12/1/95	3,850	4,218	0.1%
CBS Corp.	7.875%	7/30/30	40,000	47,436	0.5%
France Telecom SA	8.500%	3/1/31	61,255	85,288	0.9%
GTECorp.	6.940%	4/15/28	20,000	22,775	0.3%
Indiana Bell Telephone Co. Inc.	7.300%	8/15/26	20,000	22,797	0.3%
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	29,685	0.3%
New Cingular
Wireless Services Inc.	8.750%	3/1/31	40,000	55,674	0.6%
Pacific Bell Telephone Co.	7.125%	3/15/26	10,000	11,590	0.1%
Telefonica Emisiones SAU	7.045%	6/20/36	59,985	70,056	0.8%
Telefonica Europe BV	8.250%	9/15/30	16,100	20,666	0.2%
Verizon
Communications Inc.	5.850%–7.350%	9/15/35–4/1/39	94,100	106,139	1.2%
Verizon Global Funding Corp.	7.750%	12/1/30	29,750	37,940	0.4%
Verizon Maryland Inc.	5.125%	6/15/33	12,000	10,586	0.1%
Verizon New Jersey Inc.	8.000%	6/1/22	25,000	30,479	0.3%
Verizon Pennsylvania Inc.	8.350%	12/15/30	6,260	6,997	0.1%
Vodafone Group PLC	6.150%	2/27/37	56,305	60,678	0.7%
3 Communication—Other †				292,445	3.2%
Consumer Cyclical
Target Corp.	7.000%	1/15/38	47,980	60,651	0.7%
Target Corp.	6.500%–7.000%	8/1/28–10/15/37	55,850	66,253	0.7%
Wal-Mart Stores Inc.	6.200%	4/15/38	69,700	81,285	0.9%
Wal-Mart Stores Inc.	7.550%	2/15/30	46,000	60,965	0.7%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Wal-Mart Stores Inc.	6.500%	8/15/37	39,000	46,992	0.5%
Wal-Mart Stores Inc.	4.875%–5.625%	9/1/35–7/8/40	32,000	32,644	0.4%
Consumer Cyclical—Other †				310,929	3.4%
Consumer Noncyclical
Amgen Inc.	6.375%–6.900%	6/1/37–2/1/39	84,430	101,476	1.1%
AstraZeneca PLC	6.450%	9/15/37	70,000	86,359	1.0%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	47,205	56,605	0.6%
Merck & Co. Inc.	5.750%–6.550%	12/1/33–6/30/39	89,130	107,013	1.2%
PepsiCo Inc.	5.500%	1/15/40	48,350	53,044	0.6%
Pfizer Inc.	7.200%	3/15/39	56,000	75,325	0.8%
PharmaciaCorp.	6.750%	12/15/27	28,000	34,063	0.4%
PhilipMorris International Inc.	6.375%	5/16/38	48,090	57,260	0.6%
4 Procter & Gamble - Esop	9.360%	1/1/21	12,213	15,647	0.2%
Procter & Gamble Co.	5.500%–6.450%	1/15/26–3/5/37	64,000	74,905	0.8%
3 Roche Holdings Inc.	7.000%	3/1/39	47,905	62,968	0.7%
Wyeth	5.950%	4/1/37	58,000	66,765	0.7%
3 Consumer Noncyclical—Other †				587,544	6.5%
Energy
Burlington Resources
Finance Co.	7.400%	12/1/31	25,000	31,008	0.3%
ConocoPhillips	6.500%	2/1/39	40,735	50,430	0.6%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	30,300	34,940	0.4%
ConocoPhillips Holding Co.	6.950%	4/15/29	2,660	3,272	0.0%
ShellInternational
Finance BV	6.375%	12/15/38	55,005	66,541	0.7%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	45,726	0.5%
3 Energy—Other †				108,341	1.2%
Technology
Cisco Systems Inc.	5.900%	2/15/39	55,000	59,952	0.7%
International Business
Machines Corp.	5.600%	11/30/39	57,492	63,857	0.7%
International Business
Machines Corp.	7.000%	10/30/25	50,400	63,805	0.7%
3 Technology—Other †				98,546	1.1%
Transportation
Burlington Northern Santa Fe LLC	6.875%	12/1/27	25,000	28,851	0.3%
Transportation—Other †				5,066	0.1%
				4,096,246	45.2%
Utilities
Electric
Appalachian Power Co.	6.700%	8/15/37	50,000	56,212	0.6%
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	59,713	0.6%
Midamerican Energy
Holdings Co.	6.125%	4/1/36	24,000	26,994	0.3%
National Rural Utilities
Cooperative Finance Corp.	8.000%	3/1/32	53,885	69,275	0.8%
Northern States Power Co.	6.200%	7/1/37	40,000	47,154	0.5%
Pacific Gas & Electric Co.	5.400%–6.250%	3/1/34–1/15/40	86,152	96,311	1.1%
PacifiCorp	6.000%–6.350%	8/1/36–1/15/39	76,915	89,475	1.0%
Virginia Electric and Power Co.	6.000%	5/15/37	53,525	59,795	0.7%
3 Electric—Other †				625,938	6.9%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Natural Gas
TransCanada PipeLines Ltd.	7.625%	1/15/39	46,800	60,729	0.6%
Natural Gas—Other †				70,214	0.8%
Other Utility †				2,194	0.0%
				1,264,004	13.9%
Total Corporate Bonds (Cost $7,121,973)				7,928,767	87.4%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $106,388) †				125,749	1.4%
Taxable Municipal Bonds
California GO	7.300%–7.625%	4/1/34–3/1/40	99,310	111,001	1.2%
California Public Works
Board Lease Rev.
(Build America Bonds)	8.361%	10/1/34	4,995	5,499	0.1%
Illinois GO	5.100%	6/1/33	121,265	98,912	1.1%
New Jersey Econ. Dev. Auth.	7.425%	2/15/29	50,002	56,217	0.6%
President and Fellows of
Harvard College	6.300%	10/1/37	56,345	65,434	0.7%
Taxable Municipal Bonds—Other †				325,777	3.6%
Total Taxable Municipal Bonds (Cost $652,072)				662,840	7.3%
Temporary Cash Investment
Repurchase Agreement
Goldman, Sachs & Co.
(Dated 7/30/10, Repurchase Value
$61,001,000, collateralized by
Government National Mortgage
Assn. 4.500%–5.000%,
2/15/38–8/15/39)
(Cost $61,000)	0.210%	8/2/10	61,000	61,000	0.7%
Total Investments (Cost $8,140,732)				8,999,383	99.2%
Other Assets and Liabilities
Other Assets				169,227	1.9%
Liabilities				(99,566)	(1.1%)
				69,661	0.8%
Net Assets				9,069,044	100.0%

Long-Term Investment-Grade Fund

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	8,318,361
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(117,504)
Unrealized Appreciation (Depreciation)
Investment Securities	858,651
SwapContracts	9,536
Net Assets	9,069,044

Investor Shares—Net Assets
Applicable to 448,701,827 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,291,191
Net Asset Value Per Share—Investor Shares	$9.56

Admiral Shares—Net Assets
Applicable to 499,609,081 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,777,853
Net Asset Value Per Share—Admiral Shares	$9.56

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $1,360,000 have been segregated as collateral for open swap contracts.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the aggregate value of these securities was $885,233,000, representing 9.8% of net assets.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Interest	248,370
Total Income	248,370
Expenses
Investment Advisory Fees—Note B	859
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,959
Management and Administrative—Admiral Shares	1,569
Marketing and Distribution—Investor Shares	476
Marketing and Distribution—Admiral Shares	574
Custodian Fees	22
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	6
Total Expenses	7,480
Net Investment Income	240,890
Realized Net Gain (Loss)
Investment Securities Sold	50,750
Swap Contracts	3,606
Realized Net Gain (Loss)	54,356
Change in Unrealized Appreciation (Depreciation)
Investment Securities	444,919
Swap Contracts	(1,009)
Change in Unrealized Appreciation (Depreciation)	443,910
Net Increase (Decrease) in Net Assets Resulting from Operations	739,156

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2010	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	240,890	421,565
Realized Net Gain (Loss)	54,356	(59,633)
Change in Unrealized Appreciation (Depreciation)	443,910	783,873
Net Increase (Decrease) in Net Assets Resulting from Operations	739,156	1,145,805
Distributions
Net Investment Income
Investor Shares	(117,078)	(228,863)
Admiral Shares	(127,418)	(199,435)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(244,496)	(428,298)
Capital Share Transactions
Investor Shares	(27,645)	232,757
Admiral Shares	364,785	1,403,169
Net Increase (Decrease) from Capital Share Transactions	337,140	1,635,926
Total Increase (Decrease)	831,800	2,353,433
Net Assets
Beginning of Period	8,237,244	5,883,811
End of Period	9,069,044	8,237,244

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.04	$8.19	$9.02	$9.15	$9.37	$9.76
Investment Operations
Net Investment Income	.257	.517	.514	.523	.521	.515
Net Realized and Unrealized Gain (Loss)
on Investments	.524	.857	(.829)	(.130)	(.220)	(.390)
Total from Investment Operations	.781	1.374	(.315)	.393	.301	.125
Distributions
Dividends from Net Investment Income	(.261)	(.524)	(.515)	(.523)	(.521)	(.515)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.261)	(.524)	(.515)	(.523)	(.521)	(.515)
Net Asset Value, End of Period	$9.56	$9.04	$8.19	$9.02	$9.15	$9.37

Total Return[1]	8.79%	17.29%	-3.45%	4.43%	3.39%	1.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,291	$4,082	$3,471	$4,112	$4,196	$4,219
Ratio of Total Expenses to
Average Net Assets	0.24%[2]	0.26%	0.23%	0.22%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	5.69%[2]	6.01%	6.09%	5.78%	5.73%	5.35%
Portfolio Turnover Rate	20%[2]	21%	24%	15%	15%	9%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.04	$8.19	$9.02	$9.15	$9.37	$9.76
Investment Operations
Net Investment Income	.262	.528	.522	.532	.533	.527
Net Realized and Unrealized Gain (Loss)
on Investments	.524	.857	(.829)	(.130)	(.220)	(.390)
Total from Investment Operations	.786	1.385	(.307)	.402	.313	.137
Distributions
Dividends from Net Investment Income	(.266)	(.535)	(.523)	(.532)	(.533)	(.527)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.266)	(.535)	(.523)	(.532)	(.533)	(.527)
Net Asset Value, End of Period	$9.56	$9.04	$8.19	$9.02	$9.15	$9.37

Total Return	8.85%	17.44%	-3.35%	4.53%	3.53%	1.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,778	$4,155	$2,413	$1,627	$1,535	$1,430
Ratio of Total Expenses to
Average Net Assets	0.12%[1]	0.13%	0.13%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	5.81%[1]	6.14%	6.19%	5.88%	5.86%	5.48%
Portfolio Turnover Rate	20%[1]	21%	24%	15%	15%	9%
1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has sold credit protection through credit default swaps to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash-settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the

Long-Term Investment-Grade Fund

amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2010, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $1,733,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.69% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Long-Term Investment-Grade Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At July 31, 2010, 100% of the fund’s investments were valued based on Level 2 inputs.

E. At July 31, 2010, the fund had the following open swap contracts:

Credit Default Swaps
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX–IG11–5yr/Baa1[2]	12/20/13	GSI	198,400	5,125	1.500	6,209
CDX–IG11–10yr/Baa1[2]	12/20/18	GSI	198,400	4,241	1.400	6,089
CDX–IG14–10yr/Baa1[3]	6/20/20	BOANA	100,000	163	1.000	(902)

Credit Protection Purchased
XLCapital Ltd.	12/20/13	GSI	8,500	(1,318)	(5.000)	(1,860)
						9,536

1 GSI—Goldman Sachs International.
BOANA—Bank of America, N.A.
2 Investment Grade Corporate Credit Default Swap Index–Version 11.
3 Investment Grade Corporate Credit Default Swap Index–Version 14.

At July 31, 2010, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $3,606,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

Long-Term Investment-Grade Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2010, the fund had available capital loss carryforwards totaling $168,198,000 to offset future net capital gains of $281,000 through January 31, 2011, $15,169,000 through January 31, 2015, $84,055,000 through January 31, 2017, and $68,693,000 through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2010, the cost of investment securities for tax purposes was $8,140,732,000. Net unrealized appreciation of investment securities for tax purposes was $858,651,000, consisting of unrealized gains of $905,818,000 on securities that had risen in value since their purchase and $47,167,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2010, the fund purchased $977,492,000 of investment securities and sold $609,696,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $193,427,000 and $231,331,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2010	January 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	467,190	51,128	910,022	107,434
Issued in Lieu of Cash Distributions	106,822	11,614	207,119	24,025
Redeemed	(601,657)	(65,641)	(884,384)	(103,774)
Net Increase (Decrease)—Investor Shares	(27,645)	(2,899)	232,757	27,685
Admiral Shares
Issued	745,186	81,624	2,083,546	244,075
Issued in Lieu of Cash Distributions	108,182	11,753	165,788	19,114
Redeemed	(488,583)	(53,380)	(846,165)	(98,247)
Net Increase (Decrease)—Admiral Shares	364,785	39,997	1,403,169	164,942

I. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of July 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWEHX		VWEAX
Expense Ratio[1]	0.28%		0.15%
30-Day SEC Yield	7.27%		7.39%

Financial Attributes
		Barclays	Barclays
		Corporate	Aggregate
		High Yield	Bond
	Fund	Index	Index
Number of Bonds	332	1,719	8,191
Yield to Maturity
(before expenses)	7.4%	8.6%	2.6%
Average Coupon	7.8%	8.4%	4.4%
Average Duration	4.7 years	4.2 years	4.1 years
Average Effective
Maturity	6.6 years	6.8 years	6.3 years
Short-Term
Reserves	1.9%	—	—

Sector Diversification (% of portfolio)
Basic Industry			9.9%
Capital Goods			5.1
Communication			17.0
Consumer Cyclical			13.7
Consumer Noncyclical			13.8
Energy			8.6
Finance			11.7
Technology			6.1
Transportation			1.3
Treasury/Agency			3.2
Utilities			7.7
Short-Term Reserves			1.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Corporate	Aggregate
	High Yield	Bond
	Index	Index
R-Squared	0.96	0.14
Beta	0.84	1.34

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	5.6%
1 - 5 Years	37.4
5 - 10 Years	43.1
10 - 20 Years	4.3
20 - 30 Years	5.1
Over 30 Years	4.5

Distribution by Credit Quality (% of portfolio)
Aaa	3.2%
A	0.4
Baa	4.5
Ba	40.0
B	43.0
Caa	6.5
Not Rated	2.4

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratios were 0.25% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010
				Barclays
				Corporate
				High Yield
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	9.10%	-4.40%	4.70%	1.63%
2002	8.53	-9.63	-1.10	-1.37
2003	8.27	-5.72	2.55	1.17
2004	8.54	7.93	16.47	27.20
2005	7.50	-0.16	7.34	8.90
2006	7.02	-3.13	3.89	4.51
2007	7.41	0.48	7.89	11.32
2008	7.13	-6.43	0.70	-0.60
2009	6.83	-23.02	-16.19	-20.67
2010	10.36	22.32	32.68	51.15
2011	4.04	2.19	6.23	6.88
Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	20.31%	5.00%	8.01%	-2.61%	5.40%
Admiral Shares	11/12/2001	20.45	5.14	7.99[1]	-1.72[1]	6.27[1]
1 Return since inception.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2010

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	84,610	0.7%
	United States Treasury Note/Bond	2.250%	5/31/14	80,000	83,362	0.7%
	United States Treasury Note/Bond	4.875%	7/31/11	78,020	81,518	0.7%
	United States Treasury Note/Bond	4.000%	11/15/12	69,315	74,687	0.6%
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	62,759	0.5%
Total U.S. Government and Agency Obligations (Cost $368,404)					386,936	3.2%
Corporate Bonds
Finance
	Banking
	BACCapital Trust XI	6.625%	5/23/36	108,785	104,114	0.8%
	BankAmerica Capital II	8.000%	12/15/26	14,590	14,699	0.1%
1	Citigroup Capital XXI	8.300%	3/15/57	136,670	140,770	1.2%
	LBG Capital No.1 PLC	7.875%	11/1/20	131,265	117,482	1.0%
	NB Capital Trust IV	8.250%	4/15/27	24,250	24,735	0.2%
2	Banking—Other †				177,269	1.5%
	Finance Companies
2	Ally Financial Inc.	8.000%	3/15/20	96,300	99,430	0.8%
2	Ally Financial Inc.	8.300%	2/12/15	74,645	78,937	0.7%
	Ally Financial Inc.	8.000%	11/1/31	46,815	45,879	0.4%
^	CITGroup Funding Co.
	of Delaware LLC	10.250%	5/1/13–5/1/17	28,427	29,419	0.2%
^	CITGroup Inc.	7.000%	5/1/13–5/1/17	174,375	166,106	1.4%
2	International Lease
	Finance Corp.	5.750%–8.750%	6/15/11–3/15/17	85,650	86,675	0.7%
	Insurance
1	Hartford Financial Services
	Group Inc.	8.125%	6/15/38	94,960	94,436	0.8%
2	Insurance—Other †				182,250	1.5%
	Other Finance †				32,155	0.2%
					1,394,356	11.5%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Industrial
	Basic Industry
	Arch Western Finance LLC	6.750%	7/1/13	80,530	81,335	0.7%
3,4	CITGroup Inc. Bank Loan	13.000%	1/18/12	12,945	13,337	0.1%
3,4	First Data Corp.	3.066%–3.079%	9/24/14	9,646	8,382	0.1%
3,4	First Data TLB-1 Bank Loan	3.066%–3.079%	9/24/14	49,941	43,471	0.3%
2	Georgia-Pacific LLC	7.125%	1/15/17	78,040	81,357	0.7%
	Novelis Inc.	7.250%	2/15/15	93,555	95,426	0.8%
2	Vedanta Resources PLC	9.500%	7/18/18	77,190	85,421	0.7%
2	Basic Industry—Other †				774,143	6.4%
	Capital Goods
2	Case New Holland Inc.	7.875%	12/1/17	66,115	70,082	0.6%
2	Fibria Overseas Finance Ltd.	7.500%	5/4/20	83,061	86,789	0.7%
2	Reynolds Group Issuer Inc./
	Reynolds Group Issuer LLC/
	Reynolds Group Issuer
	Luxembourg SA	7.750%	10/15/16	63,525	66,225	0.5%
2	Capital Goods—Other †				383,678	3.2%
	Communication
2	Cablevision Systems Corp.	7.750%–8.625%	9/15/17–4/15/18	59,290	63,494	0.5%
^	Cricket Communications Inc.	9.375%	11/1/14	79,830	82,824	0.7%
	CSC Holdings LLC	7.625%	7/15/18	79,045	82,800	0.7%
	CSC Holdings LLC	7.875%–8.625%	4/15/14–2/15/19	60,640	65,057	0.5%
2	Frontier
	Communications Corp.	7.875%–8.750%	5/1/14–4/15/22	175,355	185,918	1.5%
	Intelsat Corp.	9.250%	8/15/14	58,350	60,246	0.5%
2	Intelsat Jackson
	Holdings SA	8.500%–9.500%	6/15/16–11/1/19	20,970	22,259	0.2%
	Intelsat SA	6.500%	11/1/13	46,555	44,579	0.4%
2	Intelsat Subsidiary
	Holding Co. SA	8.500%–8.875%	1/15/13–1/15/15	79,360	81,065	0.7%
^	Liberty Media LLC	8.250%–8.500%	7/15/29–2/1/30	60,710	56,910	0.5%
^	MetroPCS Wireless Inc.	9.250%	11/1/14	68,110	71,260	0.6%
1	Quebecor Media Inc.	7.750%	3/15/16	98,185	99,658	0.8%
2	QwestCommunications
	International Inc.	7.125%–8.000%	2/15/14–4/1/18	99,800	103,646	0.8%
	QwestCorp.	6.875%	9/15/33	24,815	23,884	0.2%
	Videotron Ltee	9.125%	4/15/18	25,380	28,457	0.2%
2	Wind Acquisition Finance SA	11.750%	7/15/17	75,775	80,606	0.7%
2	Communication—Other †				869,636	7.2%
	Consumer Cyclical
3,4	Ford Motor Credit Co.
	Bank Loan	3.350%	12/15/13	65,770	63,865	0.5%
3,4	Ford Motor Credit Co.
	Bank Loan	3.350%	12/15/13	65,770	63,865	0.5%
3,4	Ford Motor Credit Co.
	Bank Loan	3.350%	12/15/13	6,998	6,795	0.1%
	Ford Motor Credit Co. LLC	7.000%	10/1/13	124,665	129,340	1.1%
	Ford Motor Credit Co. LLC	6.625%–8.125%	12/15/16–1/15/20	113,440	118,901	1.0%
	Host Hotels & Resorts LP	6.375%–7.125%	11/1/13–6/1/16	127,881	130,060	1.1%
2	MGM Resorts
	International	6.750%–11.125%	9/1/12–3/15/20	116,010	121,499	1.0%
2	QVC Inc.	7.500%	10/1/19	68,345	70,737	0.6%
2	TRW Automotive Inc.	7.000%	3/15/14	82,555	84,206	0.7%
2	TRW Automotive Inc.	7.250%	3/15/17	44,280	44,391	0.3%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
2	WynnLas Vegas LLC/
	Wynn Las Vegas Capital Corp.	7.750%	8/15/20	68,200	69,052	0.6%
^,2	WynnLas Vegas LLC/
	Wynn Las Vegas
	Capital Corp.	6.625%–7.875%	12/1/14–5/1/20	140,755	144,977	1.2%
2	Consumer Cyclical—Other †				596,871	4.9%
	Consumer Noncyclical
	ARAMARK Corp.	8.500%	2/1/15	98,490	101,445	0.8%
	Biomet Inc.	10.000%	10/15/17	62,020	68,687	0.6%
	CHS/Community
	Health Systems Inc.	8.875%	7/15/15	118,160	123,773	1.0%
	Constellation Brands Inc.	7.250%	9/1/16	65,188	67,796	0.5%
2,3	Elan Finance PLC/
	Elan Finance Corp.	4.436%–8.875%	11/15/11–10/15/16	130,335	130,704	1.1%
	HCA Inc.	9.250%	11/15/16	99,230	106,920	0.9%
	HCA Inc.	6.375%	1/15/15	96,955	95,016	0.8%
	HCA Inc.	6.500%	2/15/16	69,575	68,184	0.5%
	HCA Inc.	5.750%–9.875%	3/15/14–6/15/25	75,495	81,248	0.7%
2	IMS Health Inc.	12.500%	3/1/18	76,475	88,711	0.7%
	SUPERVALU Inc.	8.000%	5/1/16	69,525	69,699	0.6%
2	Tenet Healthcare Corp.	8.875%	7/1/19	63,575	69,932	0.6%
2	Tenet Healthcare Corp.	7.375%–10.000%	2/1/13–5/1/18	77,930	85,008	0.7%
2	Consumer Noncyclical—Other †				497,724	4.1%
	Energy
2	Calpine Corp.	7.250%	10/15/17	91,618	91,389	0.7%
2	Expro Finance
	Luxembourg SCA	8.500%	12/15/16	70,410	68,641	0.6%
	Peabody Energy Corp.	7.375%	11/1/16	69,675	75,597	0.6%
	Peabody Energy Corp.	7.875%	11/1/26	47,685	50,546	0.4%
	Pioneer Natural
	Resources Co.	6.650%	3/15/17	68,845	71,774	0.6%
	Pioneer Natural
	Resources Co.	5.875%–7.200%	7/15/16–1/15/28	86,990	89,239	0.7%
2	Energy—Other †				589,822	4.9%
	Other Industrial †				64,703	0.5%
	Technology
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	108,050	72,934	0.6%
^,2	Freescale
	Semiconductor Inc.	8.875%–10.125%	12/15/14–4/15/18	143,790	145,985	1.2%
2	Seagate HDD Cayman	6.875%	5/1/20	64,225	63,824	0.5%
	Seagate Technology
	HDD Holdings	6.800%	10/1/16	33,035	33,530	0.3%
2	Seagate Technology
	International/
	Cayman Islands	10.000%	5/1/14	48,540	56,913	0.5%
	SunGard Data Systems Inc.	9.125%	8/15/13	68,250	69,871	0.6%
2	Technology—Other †				279,985	2.3%
	Transportation
	Hertz Corp.	8.875%	1/1/14	74,935	77,183	0.6%
	Transportation—Other †				80,513	0.7%
					9,093,800	75.0%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Utilities
	Electric
2	AES Corp.	7.750%–8.750%	5/15/13–6/1/20	106,457	111,979	0.9%
	Energy Future
	Holdings Corp.	5.550%–6.550%	11/15/14–11/15/34	178,670	85,324	0.7%
2	Ipalco Enterprises Inc.	7.250%	4/1/16	11,985	12,584	0.1%
	Mirant North America LLC	7.375%	12/31/13	69,140	71,214	0.6%
	NRG Energy Inc.	7.375%	2/1/16	102,485	104,791	0.9%
	NRG Energy Inc.	7.375%	1/15/17	69,725	70,945	0.6%
	NRG Energy Inc.	7.250%	2/1/14	30,145	30,823	0.3%
^	Texas Competitive Electric
	Holdings Co. LLC	10.250%	11/1/15	62,525	42,361	0.3%
2	Electric—Other †				269,327	2.2%
	Natural Gas
	El Paso Corp.	7.250%	6/1/18	66,150	69,788	0.6%
	Natural Gas—Other †				57,343	0.4%
					926,479	7.6%
Total Corporate Bonds (Cost $10,939,233)					11,414,635	94.1%

				Shares
Common Stocks
Financials
*	CITGroup Inc.			926,565	33,690	0.2%
Total Common Stocks (Cost $26,018)					33,690	0.2%
Temporary Cash Investments
Money Market Fund
5,6	Vanguard Market Liquidity Fund	0.297%		224,450,057	224,450	1.9%
Repurchase Agreement
	Goldman, Sachs & Co.
	(Dated 7/30/10, Repurchase Value
	$223,604,000, collateralized by
	Government National Mortgage
	Assn. 5.000%, 2/15/38–3/15/38)	0.210%	8/2/10	223,600	223,600	1.8%
Total Temporary Cash Investments (Cost $448,050)					448,050	3.7%
Total Investments (Cost $11,781,705)					12,283,311	101.2%
Other Assets and Liabilities
Other Assets					264,678	2.2%
Liabilities[6]					(416,222)	(3.4%)
					(151,544)	(1.2%)
Net Assets					12,131,767	100.0%

High-Yield Corporate Fund

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	13,340,745
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(1,710,584)
Unrealized Appreciation (Depreciation)	501,606
Net Assets	12,131,767

Investor Shares—Net Assets
Applicable to 1,027,031,030 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,750,724
Net Asset Value Per Share—Investor Shares	$5.60

Admiral Shares—Net Assets
Applicable to 1,139,600,642 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,381,043
Net Asset Value Per Share—Admiral Shares	$5.60

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $217,750,000.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the aggregate value of these securities was $3,311,785,000, representing 27.3% of net assets.
3 Adjustable-rate security.
4 Certain of the fund’s securities are senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2010, the aggregate value of these securities was $373,115,000, representing 3.1% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $224,450,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Interest	469,175
Security Lending	1,208
Total Income	470,383
Expenses
Investment Advisory Fees—Note B	2,009
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,303
Management and Administrative—Admiral Shares	2,290
Marketing and Distribution—Investor Shares	749
Marketing and Distribution—Admiral Shares	685
Custodian Fees	30
Shareholders’ Reports—Investor Shares	51
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	9
Total Expenses	11,133
Net Investment Income	459,250
Realized Net Gain (Loss) on Investment Securities Sold	94,199
Change in Unrealized Appreciation (Depreciation) of Investment Securities	152,399
Net Increase (Decrease) in Net Assets Resulting from Operations	705,848

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2010	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	459,250	819,744
Realized Net Gain (Loss)	94,199	(53,657)
Change in Unrealized Appreciation (Depreciation)	152,399	2,044,681
Net Increase (Decrease) in Net Assets Resulting from Operations	705,848	2,810,768
Distributions
Net Investment Income
Investor Shares	(219,137)	(407,054)
Admiral Shares	(240,113)	(412,690)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(459,250)	(819,744)
Capital Share Transactions
Investor Shares	(95,558)	786,980
Admiral Shares	382,455	991,322
Net Increase (Decrease) from Capital Share Transactions	286,897	1,778,302
Total Increase (Decrease)	533,495	3,769,326
Net Assets
Beginning of Period	11,598,272	7,828,946
End of Period	12,131,767	11,598,272

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$5.48	$4.48	$5.82	$6.22	$6.19	$6.39
Investment Operations
Net Investment Income	.215	.409	.430	.446	.438	.437
Net Realized and Unrealized Gain (Loss)
on Investments	.120	1.000	(1.340)	(.400)	.030	(.200)
Total from Investment Operations	.335	1.409	(.910)	.046	.468	.237
Distributions
Dividends from Net Investment Income	(.215)	(.409)	(.430)	(.446)	(.438)	(.437)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.215)	(.409)	(.430)	(.446)	(.438)	(.437)
Net Asset Value, End of Period	$5.60	$5.48	$4.48	$5.82	$6.22	$6.19

Total Return[1]	6.23%	32.68%	-16.19%	0.70%	7.89%	3.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,751	$5,730	$3,944	$4,602	$5,146	$5,214
Ratio of Total Expenses to
Average Net Assets	0.25%[2]	0.28%	0.27%	0.25%	0.26%	0.25%
Ratio of Net Investment Income to
Average Net Assets	7.89%[2]	8.15%	8.33%	7.34%	7.13%	7.01%
Portfolio Turnover Rate	40%[2]	32%	21%	26%	47%	44%

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$5.48	$4.48	$5.82	$6.22	$6.19	$6.39
Investment Operations
Net Investment Income	.218	.415	.437	.454	.446	.445
Net Realized and Unrealized Gain (Loss)
on Investments	.120	1.000	(1.340)	(.400)	.030	(.200)
Total from Investment Operations	.338	1.415	(.903)	.054	.476	.245
Distributions
Dividends from Net Investment Income	(.218)	(.415)	(.437)	(.454)	(.446)	(.445)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.218)	(.415)	(.437)	(.454)	(.446)	(.445)
Net Asset Value, End of Period	$5.60	$5.48	$4.48	$5.82	$6.22	$6.19

Total Return[1]	6.30%	32.84%	-16.09%	0.83%	8.03%	4.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,381	$5,868	$3,885	$4,287	$4,320	$3,856
Ratio of Total Expenses to
Average Net Assets	0.13%[2]	0.15%	0.15%	0.13%	0.13%	0.12%
Ratio of Net Investment Income to
Average Net Assets	8.01%[2]	8.28%	8.45%	7.46%	7.26%	7.14%
Portfolio Turnover Rate	40%[2]	32%	21%	26%	47%	44%

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2010, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $2,280,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.91% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	386,936	—
Corporate Bonds	—	11,414,635	—
Common Stocks	33,690	—	—
Temporary Cash Investments	224,450	223,600	—
Total	258,140	12,025,171	—

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

High-Yield Corporate Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2010, the fund had available capital loss carryforwards totaling $1,801,238,000 to offset future net capital gains of $721,932,000 through January 31, 2011, $53,881,000 through January 31, 2012, $19,765,000 through January 31, 2016, $595,940,000 through January 31, 2017, and $409,720,000 through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2010, the cost of investment securities for tax purposes was $11,781,705,000. Net unrealized appreciation of investment securities for tax purposes was $501,606,000, consisting of unrealized gains of $701,901,000 on securities that had risen in value since their purchase and $200,295,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2010, the fund purchased $2,129,783,000 of investment securities and sold $2,044,896,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $84,387,000 and $52,882,000, respectively.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2010	January 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	708,120	128,647	1,917,199	389,063
Issued in Lieu of Cash Distributions	176,384	32,005	330,577	65,634
Redeemed[1]	(980,062)	(179,275)	(1,460,796)	(290,265)
Net Increase (Decrease)—Investor Shares	(95,558)	(18,623)	786,980	164,432
Admiral Shares
Issued	850,110	154,598	1,859,075	375,952
Issued in Lieu of Cash Distributions	157,048	28,497	269,196	53,410
Redeemed[1]	(624,703)	(114,421)	(1,136,949)	(226,452)
Net Increase (Decrease)—Admiral Shares	382,455	68,674	991,322	202,910
1 Net of redemption fees for fiscal 2011 and 2010 of $2,282,000 and $4,950,000, respectively (fund totals).

H. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the High-Yield Corporate Fund’s 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2010	7/31/2010	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,027.66	$1.11
Admiral Shares	1,000.00	1,028.22	0.55
Institutional Shares	1,000.00	1,028.43	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,066.90	$1.13
Admiral Shares	1,000.00	1,067.53	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,087.89	$1.24
Admiral Shares	1,000.00	1,088.52	0.62
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,062.34	$1.28
Admiral Shares	1,000.00	1,062.96	0.66

Six Months Ended July 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2010	7/31/2010	Period
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.25	0.55
Institutional Shares	1,000.00	1,024.45	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.30	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.60	$1.20
Admiral Shares	1,000.00	1,024.20	0.60
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.55	$1.25
Admiral Shares	1,000.00	1,024.15	0.65

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.22% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.24% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.25% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term and Intermediate-Term Investment-Grade Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board also has renewed the investment advisory agreements between Vanguard Long-Term Investment-Grade and High-Yield Corporate Funds and the funds’ advisor, Wellington Management Company, LLP. The board determined that renewing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the Long-Term Investment-Grade and High-Yield Corporate Funds since their inceptions. The firm and the funds’ management teams have depth and stability. The portfolio managers of the funds are backed by well-tenured teams of research analysts who conduct fundamental analysis. Wellington Management has provided high-quality advisory services for the Long-Term Investment-Grade and High-Yield Corporate Funds and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group. Vanguard has been managing investments for more than three decades and has advised the Short-Term and Intermediate-Term Investment-Grade Funds since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each fund has performed in line with expectations, and that its performance results have been competitive versus its benchmark and peer group. The board noted that shortfalls in the performance of the High-Yield Corporate Fund versus its benchmark and peer-group average are a result of the fund’s higher-quality bias in an environment that has favored lower-quality bonds. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expense ratio was also well below its peer-group average. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory expenses.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fees for the Long-Term Investment-Grade and High-Yield Corporate Funds, because Wellington Management is independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the Long-Term Investment-Grade and High-Yield Corporate Funds’ shareholders benefit from economies of scale because of the breakpoints in each fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term and Intermediate-Term Investment-Grade Funds, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Moody’s Investors Service and Standard & Poor’s, and the higher rating for each issue is used.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education of
of The Vanguard Group since 2008; Chief Executive	the University of Pennsylvania; Director of Carnegie
Officer and President of The Vanguard Group and of	Corporation of New York, Schuylkill River Development
each of the investment companies served by The	Corporation, and Greater Philadelphia Chamber of
Vanguard Group since 2008; Director of Vanguard	Commerce; Trustee of the National Constitution Center;
Marketing Corporation; Managing Director of The	Chair of the Presidential Commission for the Study of
Vanguard Group (1995–2008).	Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer since
Born 1948. Trustee Since January 2008. Principal	2006 (retired 2008) and Member of the Executive
Occupation(s) During the Past Five Years: Executive	Committee (retired 2008) of Johnson & Johnson
Chief Staff and Marketing Officer for North America	(pharmaceuticals/consumer products); Vice President
and Corporate Vice President (retired 2008) of Xerox	and Chief Information Officer of Johnson & Johnson
Corporation (document management products and	(1997–2005); Director of the University Medical Center
services); Director of SPX Corporation (multi-industry	at Princeton and Women’s Research and Education
manufacturing), the United Way of Rochester,	Institute; Member of the Advisory Board of the
Amerigroup Corporation (managed health care),	Maxwell School of Citizenship and Public Affairs
the University of Rochester Medical Center, and	at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory Council
Board of Managers of Delphi Automotive LLP	for the College of Arts and Letters at the University of
(automotive components).	Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the Federal	General Counsel of The Vanguard Group since 2005;
Reserve Bank of Cleveland; Trustee of The Cleveland	Secretary of The Vanguard Group and of each of the
Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	R. Gregory Barton	Michael S. Miller
Director of Corning Incorporated and Dow Corning;	Mortimer J. Buckley	James M. Norris
Trustee of the Corning Incorporated Foundation and	Kathleen C. Gubanich	Glenn W. Reed
the Corning Museum of Glass; Overseer of the	Paul A. Heller	George U. Sauter
Amos Tuck School of Business Administration at
Dartmouth College.
Chairman Emeritus and Senior Advisor

Executive Officers	John J. Brennan
Chairman, 1996–2009
Glenn Booraem	Chief Executive Officer and President, 1996–2008
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	Founder
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q392 092010

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (4.5%)
U.S. Government Securities (3.3%)
	United States Treasury Note/Bond	1.500%	10/31/10	40,550	40,677
	United States Treasury Note/Bond	1.250%	11/30/10	256,360	257,242
	United States Treasury Note/Bond	1.000%	12/31/11	32,500	32,774
1	United States Treasury Note/Bond	1.375%	2/15/12	234,500	237,872
	United States Treasury Note/Bond	0.875%	2/29/12	17,485	17,600
	United States Treasury Note/Bond	1.000%	3/31/12	579,500	584,478
	United States Treasury Note/Bond	1.875%	6/15/12	50,000	51,258
	United States Treasury Note/Bond	1.375%	1/15/13	19,850	20,182
					1,242,083
Agency Bonds and Notes (0.8%)
2	Bank of America Corp.	2.100%	4/30/12	51,500	52,832
2	Citigroup Inc.	2.125%	4/30/12	58,000	59,504
3,4	Federal Home Loan Mortgage Corp.	0.263%	1/11/12	13,075	13,075
3,4	Federal Home Loan Mortgage Corp.	0.268%	2/2/12	30,075	29,994
3,4	Federal Home Loan Mortgage Corp.	0.303%	2/10/12	75,000	75,012
3,4	Federal National Mortgage Assn.	0.301%	9/19/11	15,250	15,254
2	General Electric Capital Corp.	2.000%	9/28/12	40,000	41,036
					286,707
Conventional Mortgage-Backed Securities (0.1%)
3,5	Fannie Mae Pool	6.000%	12/1/16–5/1/17	11,831	12,867
3,5	Fannie Mae Pool	6.500%	12/1/11–9/1/16	10,054	10,931
3,5	Fannie Mae Pool	7.000%	10/1/11–4/1/13	125	129
3,5	Fannie Mae Pool	7.500%	3/1/15	152	160
3,5	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	7,827	8,529
					32,616
Nonconventional Mortgage-Backed Securities (0.3%)
3,5	Fannie Mae Pool	2.375%	12/1/32	1,091	1,125
3,5	Fannie Mae Pool	2.553%	6/1/33	8,077	8,370
3,5	Fannie Mae Pool	2.585%	5/1/33	7,210	7,505
3,5	Fannie Mae Pool	2.835%	5/1/33	1,614	1,668
3,5	Fannie Mae Pool	3.060%	7/1/32	808	834
3,5	Fannie Mae Pool	3.060%	8/1/32	770	796
3,5	Fannie Mae Pool	3.215%	9/1/32	286	295
3,5	Fannie Mae Pool	3.231%	10/1/33	3,287	3,396
3,5	Fannie Mae Pool	3.328%	9/1/32	490	510
3,5	Fannie Mae Pool	3.384%	7/1/33	13,276	13,746
3,5	Fannie Mae Pool	3.410%	8/1/33	2,636	2,714
3,5	Fannie Mae Pool	3.430%	7/1/33	8,496	8,854
3,5	Fannie Mae Pool	3.445%	9/1/33	8,419	8,766
3,5	Fannie Mae Pool	3.498%	8/1/33	2,336	2,398
3,5	Fannie Mae Pool	3.512%	8/1/33	3,979	4,099
3,5	Fannie Mae Pool	5.409%	8/1/37	3,263	3,460
3,5	Fannie Mae Pool	5.459%	2/1/37	3,929	4,154
3,5	Freddie Mac Non Gold Pool	2.677%	6/1/33	3,805	3,922
3,5	Freddie Mac Non Gold Pool	2.836%	5/1/33	3,134	3,250
3,5	Freddie Mac Non Gold Pool	2.836%	5/1/33	2,638	2,745
3,5	Freddie Mac Non Gold Pool	2.961%	2/1/33	1,121	1,165
3,5	Freddie Mac Non Gold Pool	3.165%	8/1/32	1,120	1,147
3,5	Freddie Mac Non Gold Pool	3.180%	7/1/32	525	544
3,5	Freddie Mac Non Gold Pool	3.191%	8/1/33	3,697	3,830
3,5	Freddie Mac Non Gold Pool	3.198%	1/1/33	1,341	1,410
3,5	Freddie Mac Non Gold Pool	3.244%	8/1/32	1,774	1,798
3,5	Freddie Mac Non Gold Pool	3.254%	9/1/32	1,326	1,386
3,5	Freddie Mac Non Gold Pool	3.367%	10/1/32	1,175	1,231
3,5	Freddie Mac Non Gold Pool	3.393%	9/1/32	1,628	1,680
3,5	Freddie Mac Non Gold Pool	3.403%	9/1/32	929	972
3,5	Freddie Mac Non Gold Pool	3.514%	8/1/32	947	993
3,5	Freddie Mac Non Gold Pool	3.598%	8/1/33	2,534	2,650
3,5	Freddie Mac Non Gold Pool	3.701%	8/1/33	2,084	2,150

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,5	Freddie Mac Non Gold Pool	5.768%	8/1/37	16,819	17,922
					121,485

Total U.S. Government and Agency Obligations (Cost $1,662,824)					1,682,891

Asset-Backed/Commercial Mortgage-Backed Securities (23.7%)
5,6	Ally Auto Receivables Trust	2.330%	6/17/13	28,775	29,356
5,6	Ally Auto Receivables Trust	3.050%	12/15/14	44,876	46,895
5	Ally Auto Receivables Trust	2.090%	5/15/15	49,000	49,775
5,6	Ally Auto Receivables Trust	3.000%	10/15/15	11,525	11,992
4,5,6	Ally Master Owner Trust	2.091%	1/15/15	3,120	3,173
5,6	Ally Master Owner Trust	2.880%	4/15/15	44,400	45,567
5,6	Ally Master Owner Trust	3.470%	4/15/15	20,545	21,062
5,6	Ally Master Owner Trust	3.870%	4/15/15	10,900	11,177
5,6	Ally Master Owner Trust	4.250%	4/15/17	7,800	8,287
5,6	Ally Master Owner Trust	4.590%	4/15/17	15,500	16,200
4,5,6	American Express Credit Account Master Trust	0.671%	6/17/13	2,700	2,697
4,5,6	American Express Credit Account Master Trust	0.631%	8/15/13	6,830	6,815
4,5,6	American Express Credit Account Master Trust	0.621%	12/15/13	3,400	3,383
4,5,6	American Express Credit Account Master Trust	0.621%	3/17/14	3,400	3,366
4,5,6	American Express Credit Account Master Trust	0.611%	9/15/14	2,410	2,373
4,5,6	American Express Credit Account Master Trust	0.761%	1/15/15	2,770	2,722
4,5	American Express Credit Account Master Trust	1.441%	3/15/16	8,300	8,389
4,5	American Express Credit Account Master Trust	1.441%	3/15/16	4,940	4,993
4,5	American Express Credit Account Master Trust	1.441%	4/15/16	5,245	5,301
4,5,6	American Express Credit Account Master Trust	1.011%	12/15/16	6,100	5,924
4,5	American Express Credit Account Master Trust	1.591%	3/15/17	78,750	81,670
4,5	AmeriCredit Automobile Receivables Trust	5.348%	1/6/15	61,196	64,389
4,5	AmeriCredit Automobile Receivables Trust	5.348%	4/6/15	55,124	58,565
5	Americredit Prime Automobile Receivable	2.210%	1/15/14	4,300	4,372
5	Americredit Prime Automobile Receivable	2.900%	12/15/14	3,340	3,458
4,5,6	Arkle Master Issuer PLC	1.634%	5/17/60	156,300	155,909
6	BA Covered Bond Issuer	5.500%	6/14/12	36,600	39,017
4,5	BA Credit Card Trust	0.341%	4/15/14	25,850	25,769
4,5	BA Credit Card Trust	0.631%	6/15/14	23,930	23,253
4,5	BA Credit Card Trust	1.041%	12/15/14	106,000	106,913
4,5	BA Credit Card Trust	0.641%	9/15/15	75,700	75,697
4,5	BA Credit Card Trust	0.371%	4/15/16	58,000	57,388
4,5	BA Credit Card Trust	0.401%	4/15/16	23,790	23,563
4,5	BA Credit Card Trust	0.401%	9/15/16	26,200	25,889
4,5	BA Credit Card Trust	0.411%	12/15/16	13,720	13,547
4,5	BA Credit Card Trust	0.381%	11/15/19	61,370	59,425
5	Banc of America Commercial Mortgage Inc.	5.334%	9/10/45	14,475	14,667
4,5	Banc of America Commercial Mortgage Inc.	5.634%	4/10/49	37,507	38,878
4,5	Banc of America Commercial Mortgage Inc.	5.689%	4/10/49	53,474	53,741
4,5	Banc of America Funding Corp.	5.310%	9/20/46	53,127	38,324
4,5	Banc of America Mortgage Securities Inc.	3.666%	9/25/32	118	102
4,5	Banc of America Mortgage Securities Inc.	3.609%	2/25/33	474	403
4,5	Banc of America Mortgage Securities Inc.	2.956%	5/25/33	1,482	1,385
4,5	Banc of America Mortgage Securities Inc.	2.922%	7/25/33	3,153	3,038
4,5	Banc of America Mortgage Securities Inc.	3.515%	2/25/34	2,916	2,739
5,6	Bank of America Auto Trust	2.130%	9/15/13	28,825	29,265
5,6	Bank of America Auto Trust	3.520%	6/15/16	59,165	62,166
5,6	Bank of America Auto Trust	3.030%	10/15/16	73,416	76,697
4,5,6	Bank of America Student Loan Trust	1.362%	2/25/43	88,000	88,000
4,5	Bank One Issuance Trust	0.511%	2/15/17	66,500	66,085
4,5	Bank One Issuance Trust	1.141%	2/15/17	6,600	6,434
4,5	Bear Stearns Adjustable Rate Mortgage Trust	5.530%	10/25/36	59,578	42,484
4,5	Bear Stearns Adjustable Rate Mortgage Trust	5.370%	5/25/47	49,795	34,790
4,5	Bear Stearns Commercial Mortgage Securities	5.717%	6/11/40	34,563	36,182
5	Bear Stearns Commercial Mortgage Securities	5.478%	10/12/41	46,800	48,246
5	Bear Stearns Commercial Mortgage Securities	4.254%	7/11/42	4,971	5,005
5	Bear Stearns Commercial Mortgage Securities	4.871%	9/11/42	6,557	6,968
5	Bear Stearns Commercial Mortgage Securities	5.574%	6/11/50	20,000	20,916

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Bear Stearns Commercial Mortgage Securities	5.613%	6/11/50	15,000	15,637
4,5,6	BMW Floorplan Master Owner Trust	1.491%	9/15/14	27,325	27,653
5	BMW Vehicle Lease Trust	3.660%	8/15/13	20,150	20,722
5,6	Cabela's Master Credit Card Trust	4.310%	12/16/13	59,750	60,444
4,5	Capital One Multi-Asset Execution Trust	0.631%	3/17/14	13,405	13,278
5	Capital One Multi-Asset Execution Trust	3.200%	4/15/14	100,000	102,228
4,5	Capital One Multi-Asset Execution Trust	0.641%	6/16/14	30,950	30,328
4,5	Capital One Multi-Asset Execution Trust	0.661%	7/15/14	26,100	25,540
4,5	Capital One Multi-Asset Execution Trust	0.471%	8/15/14	5,000	4,993
4,5	Capital One Multi-Asset Execution Trust	0.641%	11/15/14	32,150	31,196
4,5	Capital One Multi-Asset Execution Trust	0.421%	9/15/15	14,693	14,618
4,5	Capital One Multi-Asset Execution Trust	0.401%	1/15/16	21,850	21,700
5	Capital One Multi-Asset Execution Trust	5.050%	2/15/16	46,500	51,302
4,5	Capital One Multi-Asset Execution Trust	0.371%	4/15/16	16,995	16,847
4,5	Capital One Multi-Asset Execution Trust	0.401%	7/15/16	30,000	29,718
4,5	Capital One Multi-Asset Execution Trust	2.591%	7/15/16	26,945	26,701
4,5	Capital One Multi-Asset Execution Trust	0.551%	12/15/16	2,675	2,660
4,5	Capital One Multi-Asset Execution Trust	0.431%	6/17/19	16,780	16,342
4,5	Capital One Multi-Asset Execution Trust	0.391%	11/15/19	2,570	2,489
4,5	Capital One Multi-Asset Execution Trust	0.421%	12/16/19	139,830	135,621
4,5	Capital One Multi-Asset Execution Trust	0.381%	7/15/20	160,125	154,223
5	CarMax Auto Owner Trust	2.040%	10/15/15	29,000	29,355
4,5	Chase Issuance Trust	0.631%	1/15/14	14,250	14,065
4,5	Chase Issuance Trust	0.837%	6/16/14	46,250	46,348
4,5	Chase Issuance Trust	0.381%	7/15/14	23,000	22,931
4,5	Chase Issuance Trust	0.411%	12/15/14	11,910	11,870
4,5	Chase Issuance Trust	0.781%	1/15/15	28,080	27,626
5	Chase Issuance Trust	4.650%	3/15/15	164,000	178,927
5	Chase Issuance Trust	5.400%	7/15/15	80,000	89,594
4,5	Chase Issuance Trust	0.461%	9/15/15	3,900	3,888
4,5	Chase Issuance Trust	2.037%	9/15/15	65,750	68,220
4,5	Chase Issuance Trust	0.801%	4/15/19	28,600	26,564
5	Chrysler Financial Auto Securitization Trust	1.150%	11/8/11	50,200	50,291
5	Chrysler Financial Auto Securitization Trust	2.940%	6/8/13	17,173	17,332
5,6	Chrysler Financial Auto Securitization Trust	6.250%	5/8/14	33,555	34,952
5,6	Chrysler Financial Auto Securitization Trust	5.570%	8/8/14	33,555	34,683
5	Chrysler Financial Auto Securitization Trust	6.540%	11/10/14	16,600	17,400
5,6	Chrysler Financial Lease Trust	3.460%	9/16/13	6,130	6,133
5,6	CIT Equipment Collateral	1.510%	5/15/12	35,700	35,749
5,6	CIT Equipment Collateral	2.410%	5/15/13	35,700	35,761
4,5	Citibank Credit Card Issuance Trust	0.751%	7/15/14	78,915	75,887
4,5	Citibank Credit Card Issuance Trust	0.688%	8/20/14	29,300	29,342
4,5	Citibank Credit Card Issuance Trust	0.408%	10/20/14	48,950	48,708
4,5	Citibank Credit Card Issuance Trust	0.591%	12/17/14	87,300	87,214
5	Citibank Credit Card Issuance Trust	2.250%	12/23/14	143,500	147,273
4,5	Citibank Credit Card Issuance Trust	0.738%	2/20/15	18,200	17,271
5	Citibank Credit Card Issuance Trust	4.850%	4/22/15	216,700	237,724
5	Citibank Credit Card Issuance Trust	4.900%	6/23/16	83,000	93,011
4,5	Citibank Credit Card Issuance Trust	0.799%	3/24/17	4,380	3,979
4,5	Citibank Credit Card Issuance Trust	1.538%	5/22/17	22,500	23,295
4,5	Citibank Credit Card Issuance Trust	0.566%	12/17/18	64,625	62,289
4,5	Citibank Credit Card Issuance Trust	0.597%	12/17/18	30,100	29,207
5	Citibank Credit Card Issuance Trust	5.650%	9/20/19	24,075	28,286
4,5	Citibank Credit Card Issuance Trust	1.713%	5/20/20	61,200	65,022
4,5,6	Citibank Omni Master Trust	2.441%	5/16/16	138,300	140,146
5,6	Citibank Omni Master Trust	5.350%	8/15/18	66,275	72,093
5	Citibank Omni Master Trust	4.900%	11/15/18	7,410	7,877
5,6	CitiFinancial Auto Issuance Trust	2.590%	10/15/13	59,700	60,681
5,6	CitiFinancial Auto Issuance Trust	3.150%	8/15/16	16,125	16,626
5	Citigroup Commercial Mortgage Trust	5.431%	10/15/49	10,724	11,257
4,5	Citigroup Mortgage Loan Trust Inc.	5.829%	7/25/37	31,375	23,379
5	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.205%	12/11/49	60,025	62,128
5	CNH Equipment Trust	5.280%	11/15/12	11,599	11,869
5	CNH Equipment Trust	3.000%	8/17/15	27,600	28,836

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Commercial Mortgage Pass Through Certificates	5.811%	12/10/49	19,000	19,736
4,5	Countrywide Home Loan Mortgage Pass Through Trust	2.932%	5/25/33	3,247	2,797
4,5	Countrywide Home Loan Mortgage Pass Through Trust	2.925%	11/19/33	4,821	4,688
4,5	Countrywide Home Loan Mortgage Pass Through Trust	5.231%	3/20/36	25,692	16,542
4,5	Countrywide Home Loan Mortgage Pass Through Trust	5.166%	2/25/47	33,480	20,286
4,5	Credit Suisse First Boston Mortgage Securities Corp.	5.014%	2/15/38	13,295	14,009
4,5	Credit Suisse First Boston Mortgage Securities Corp.	5.230%	12/15/40	45,700	49,036
5	Credit Suisse Mortgage Capital Certificates	5.824%	6/15/38	25,230	26,965
5	Credit Suisse Mortgage Capital Certificates	5.722%	6/15/39	36,575	38,004
5	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	29,100	30,182
4,5	Discover Card Master Trust	1.641%	12/15/14	212,405	216,275
4,5	Discover Card Master Trust	1.641%	2/17/15	88,825	90,551
4,5	Discover Card Master Trust	0.877%	6/15/15	146,150	146,061
4,5	Discover Card Master Trust	0.991%	9/15/15	120,273	121,092
5	Discover Card Master Trust	5.650%	12/15/15	79,100	88,842
4,5	Discover Card Master Trust I	0.391%	10/16/14	5,965	5,936
4,5	Discover Card Master Trust I	0.431%	6/16/15	7,900	7,851
4,5	Discover Card Master Trust I	0.421%	1/19/16	74,288	73,541
4,5	Discover Card Master Trust I	0.421%	9/15/16	21,500	21,205
4,5	First Horizon Asset Securities Inc.	5.613%	11/25/36	20,832	16,545
4	First Horizon Asset Securities Inc.	5.451%	1/25/37	50,659	40,128
5,6	Ford Credit Auto Lease Trust	1.040%	3/15/13	61,130	61,246
5,6	Ford Credit Auto Lease Trust	1.620%	11/15/13	31,120	31,381
5,6	Ford Credit Auto Lease Trust	3.710%	1/15/14	35,700	36,385
5	Ford Credit Auto Owner Trust	4.950%	3/15/13	5,550	5,810
4,5	Ford Credit Auto Owner Trust	2.091%	4/15/13	36,100	36,832
5	Ford Credit Auto Owner Trust	2.790%	8/15/13	104,500	106,747
5	Ford Credit Auto Owner Trust	2.170%	10/15/13	33,550	34,164
5	Ford Credit Auto Owner Trust	4.500%	7/15/14	25,200	27,222
5	Ford Credit Auto Owner Trust	2.980%	8/15/14	12,925	13,526
5	Ford Credit Auto Owner Trust	2.930%	11/15/15	5,900	6,127
5	Ford Credit Auto Owner Trust	3.220%	3/15/16	6,040	6,248
4,5	Ford Credit Floorplan Master Owner Trust	1.891%	9/15/14	62,700	63,775
4,5,6	Ford Credit Floorplan Master Owner Trust	1.991%	12/15/14	42,980	43,883
4,5,6	Ford Credit Floorplan Master Owner Trust	2.591%	12/15/14	39,500	39,533
4,5,6	Ford Credit Floorplan Master Owner Trust	2.991%	12/15/14	88,458	88,543
4,5,6	Ford Credit Floorplan Master Owner Trust	2.041%	2/15/17	17,150	17,686
5,6	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	14,050	15,087
5	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	10,223	10,380
4,5	GMAC Mortgage Corp. Loan Trust	5.223%	11/19/35	9,515	7,872
4,5,6	Golden Credit Card Trust	1.341%	7/15/17	91,100	91,628
4,5	Granite Master Issuer PLC	0.381%	12/17/54	5,318	4,951
4,5	Granite Master Issuer PLC	0.408%	12/20/54	15,834	14,789
5	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	70,705	74,329
5	Greenwich Capital Commercial Funding Corp.	5.888%	7/10/38	5,390	5,806
5	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	16,700	17,481
5	Harley-Davidson Motorcycle Trust	3.190%	11/15/13	21,620	22,060
5	Harley-Davidson Motorcycle Trust	1.870%	2/15/14	28,950	29,271
5	Harley-Davidson Motorcycle Trust	2.620%	3/15/14	65,300	66,483
5	Harley-Davidson Motorcycle Trust	2.400%	7/15/14	4,655	4,745
5	Harley-Davidson Motorcycle Trust	3.320%	2/15/17	8,780	9,138
5	Harley-Davidson Motorcycle Trust	2.540%	4/15/17	8,000	8,215
5,6	Hertz Vehicle Financing LLC	5.290%	3/25/16	56,350	61,055
5,6	Hertz Vehicle Financing LLC	3.740%	2/25/17	81,900	81,870
5	Hyundai Auto Receivables Trust	3.150%	3/15/16	37,850	39,767
4,5,6	Hyundai Floorplan Master Owner Trust	1.591%	11/17/14	18,710	18,986
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.633%	12/5/27	20,500	22,428
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.608%	6/15/43	2,300	2,420
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.058%	6/15/43	3,000	3,180
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.873%	4/15/45	22,750	24,613

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.625%	3/15/46	9,301	9,637
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.298%	5/15/47	18,700	19,176
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.802%	6/15/49	50,700	52,855
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.827%	2/15/51	44,610	46,534
5,6	JPMorgan Auto Receivables Trust	5.220%	9/15/12	38,721	39,614
4,5,6	Kildare Securities Ltd.	0.597%	12/10/43	28,948	27,585
5	LB-UBS Commercial Mortgage Trust	5.347%	11/15/38	3,515	3,641
5	LB-UBS Commercial Mortgage Trust	5.303%	2/15/40	37,298	38,539
5	LB-UBS Commercial Mortgage Trust	5.318%	2/15/40	23,300	23,907
5	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	39,700	40,788
4,5	Master Adjustable Rate Mortgages Trust	2.183%	4/25/34	5,121	4,494
4,5	MBNA Credit Card Master Note Trust	1.691%	10/15/14	2,075	2,040
4,5	MBNA Credit Card Master Note Trust	0.761%	7/15/15	53,440	50,816
4,5	MBNA Credit Card Master Note Trust	1.241%	11/15/16	24,240	22,800
4,5	Merrill Lynch Mortgage Investors Inc.	2.261%	2/25/33	4,278	3,730
4,5	Merrill Lynch Mortgage Investors Inc.	2.874%	7/25/33	1,844	1,854
5	Merrill Lynch Mortgage Trust	4.556%	6/12/43	4,753	4,866
5	Merrill Lynch Mortgage Trust	5.721%	6/12/50	38,100	39,636
4,5	Merrill Lynch Mortgage Trust	5.826%	6/12/50	10,830	11,139
5	Merrill Lynch Mortgage Trust	5.425%	2/12/51	3,700	3,841
5	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.282%	8/12/48	23,500	24,056
5	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.693%	6/12/50	10,300	10,645
5	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.331%	3/12/51	19,865	20,461
5	Morgan Stanley Capital I	5.648%	6/11/42	81,050	83,934
5	Morgan Stanley Capital I	4.989%	8/13/42	63,930	68,085
5	Morgan Stanley Capital I	5.374%	3/12/44	23,268	23,431
5	Morgan Stanley Capital I	5.090%	10/12/52	15,032	15,177
4,5	Morgan Stanley Mortgage Loan Trust	5.298%	6/25/36	27,537	23,373
4,5	National City Credit Card Master Trust	0.391%	8/15/12	57,400	57,394
4,5	National City Credit Card Master Trust	0.391%	3/17/14	24,825	24,584
5,6	Navistar Financial Corp. Owner Trust	1.990%	1/21/14	76,500	76,887
4,5,6	Navistar Financial Dealer Note Master Trust	1.779%	10/26/15	23,900	24,002
5	Nissan Auto Lease Trust	3.510%	11/17/14	9,200	9,428
5	Nissan Auto Lease Trust	2.070%	1/15/15	52,625	53,271
5	Nissan Auto Lease Trust	2.650%	1/15/15	13,750	14,006
5	Nissan Auto Receivables Owner Trust	3.200%	2/15/13	11,050	11,287
5	Nissan Auto Receivables Owner Trust	4.740%	8/17/15	18,292	19,705
4,5,6	Nissan Master Owner Trust Receivables	1.491%	1/15/15	116,600	118,187
4,5,6	Nordstrom Private Label Credit Card Master Note Trust	0.401%	5/15/15	113,210	111,248
4,5,6	Permanent Master Issuer PLC	1.676%	7/15/42	110,800	110,025
4,5	Residential Funding Mortgage Securities I	5.805%	8/25/36	41,700	29,296
4,5	Residential Funding Mortgage Securities I	5.964%	9/25/36	17,964	12,723
4,5,6	SMART Trust	1.841%	12/14/15	52,200	52,200
4,5	Swift Master Auto Receivables Trust	0.991%	10/15/12	21,395	21,366
5,6	Tidewater Auto Receivables Trust	5.920%	5/15/17	20,651	20,714
5	Volkswagen Auto Lease Trust	3.410%	4/16/12	55,380	56,503
5	Volkswagen Auto Loan Enhanced Trust	2.140%	8/22/16	31,930	32,829
5,6	Volvo Financial Equipment LLC	2.990%	5/15/17	18,820	18,764
4,5	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	10,080	10,767
5	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	29,100	30,164
5	Wachovia Bank Commercial Mortgage Trust	5.572%	10/15/48	77,205	79,521
5	Wachovia Bank Commercial Mortgage Trust	5.275%	11/15/48	16,490	16,917
4,5	WaMu Mortgage Pass Through Certificates	2.794%	1/25/33	460	440
4,5	WaMu Mortgage Pass Through Certificates	2.677%	8/25/33	3,703	3,613
4,5	WaMu Mortgage Pass Through Certificates	2.829%	9/25/33	5,039	4,783
4,5	Wells Fargo Mortgage Backed Securities Trust	5.435%	10/25/36	45,942	36,788
5	World Omni Auto Receivables Trust	3.330%	5/15/13	27,620	28,212
5	World Omni Auto Receivables Trust	5.120%	5/15/14	16,410	17,719

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $8,709,484)					8,850,046

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

Corporate Bonds (66.8%)
Finance (32.0%)
	Banking (22.2%)
6	Abbey National Treasury Services PLC	3.875%	11/10/14	16,625	16,787
6	ADCB Finance Cayman Ltd.	4.750%	10/8/14	5,000	4,967
	American Express Bank FSB	5.550%	10/17/12	40,912	44,207
	American Express Bank FSB	5.500%	4/16/13	71,035	78,062
	American Express Centurion Bank	5.200%	11/26/10	29,300	29,726
	American Express Centurion Bank	5.550%	10/17/12	21,161	22,870
	American Express Co.	5.250%	9/12/11	8,300	8,659
	American Express Co.	4.875%	7/15/13	4,805	5,199
4	American Express Credit Corp.	0.497%	10/4/10	19,600	19,595
	American Express Credit Corp.	5.875%	5/2/13	9,360	10,316
	American Express Credit Corp.	7.300%	8/20/13	106,070	121,751
6	ANZ National International Ltd./New Zealand	6.200%	7/19/13	18,175	20,207
	Astoria Financial Corp.	5.750%	10/15/12	11,850	12,271
6	Australia & New Zealand Banking Group Ltd.	3.700%	1/13/15	13,700	14,284
5	BAC Capital Trust XIV	5.630%	12/31/49	5,314	3,720
6	Banco do Brasil SA/Cayman	4.500%	1/22/15	4,000	4,161
5,6	Banco Mercantil del Norte SA	6.135%	10/13/11	19,550	19,648
4,6	Banco Santander Chile	1.771%	4/20/12	45,000	45,083
6	Banco Santander Chile	2.875%	11/13/12	75,175	75,803
	Bank of America Corp.	5.375%	9/11/12	40,870	43,441
	Bank of America Corp.	4.875%	1/15/13	11,922	12,569
	Bank of America Corp.	5.375%	6/15/14	14,700	15,834
	Bank of America Corp.	4.500%	4/1/15	17,230	17,864
	Bank of New York Mellon Corp.	4.950%	1/14/11	14,700	14,988
	Bank of New York Mellon Corp.	5.125%	11/1/11	3,450	3,618
	Bank of New York Mellon Corp.	6.375%	4/1/12	3,705	4,026
	Bank of New York Mellon Corp.	4.950%	11/1/12	80,322	87,108
	Bank of New York Mellon Corp.	4.500%	4/1/13	45,775	49,661
	Bank of New York Mellon Corp.	5.125%	8/27/13	8,366	9,299
	Bank of New York Mellon Corp.	4.950%	3/15/15	32,675	35,691
	Bank of Nova Scotia	2.250%	1/22/13	184,500	189,476
4,6	Bank of Scotland PLC	0.597%	12/8/10	89,800	89,513
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.600%	1/22/13	111,655	114,037
	Bank One Corp.	5.250%	1/30/13	13,965	15,029
	Barclays Bank PLC	2.500%	1/23/13	357,225	362,301
	Barclays Bank PLC	5.200%	7/10/14	60,450	65,828
5,6	Barclays Bank PLC	7.375%	12/15/49	4,420	4,199
	BB&T Corp.	3.100%	7/28/11	4,875	4,985
	BB&T Corp.	6.500%	8/1/11	30,200	31,698
	BB&T Corp.	3.850%	7/27/12	90,000	94,306
	BB&T Corp.	3.375%	9/25/13	23,450	24,460
	BB&T Corp.	5.700%	4/30/14	39,725	44,183
	Bear Stearns Cos. LLC	4.500%	10/28/10	24,158	24,381
4	Bear Stearns Cos. LLC	0.696%	1/31/11	25,020	25,045
	Bear Stearns Cos. LLC	5.350%	2/1/12	9,400	9,955
	Bear Stearns Cos. LLC	6.950%	8/10/12	170,543	188,532
	Bear Stearns Cos. LLC	5.700%	11/15/14	6,015	6,718
	BNP Paribas	3.250%	3/11/15	36,500	37,243
	BNP Paribas / BNP Paribas US Medium-Term Note
	Program LLC	2.125%	12/21/12	42,200	42,470
6	BNP Paribas / BNP Paribas US Medium-Term Note
	Program LLC	4.800%	6/24/15	13,800	14,426
6	BNP Paribas US Medium-Term Note Program LLC	5.125%	1/15/15	4,880	5,150
4,6	BTMU Curacao Holdings NV	0.859%	12/19/16	36,725	35,661
	Capital One Bank USA NA	5.750%	9/15/10	3,732	3,752
	Capital One Bank USA NA	6.500%	6/13/13	4,675	5,186
	Capital One Financial Corp.	4.800%	2/21/12	29,250	30,404
	Capital One Financial Corp.	6.250%	11/15/13	4,720	5,262
	Capital One Financial Corp.	7.375%	5/23/14	42,372	49,326
4,6,7	CBG Florida REIT Corp.	7.114%	2/15/49	25,100	801

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Charter One Bank NA	5.500%	4/26/11	16,300	16,654
	Citigroup Inc.	6.500%	1/18/11	17,458	17,883
	Citigroup Inc.	5.100%	9/29/11	8,000	8,307
	Citigroup Inc.	5.625%	8/27/12	65,600	68,963
	Citigroup Inc.	5.300%	10/17/12	67,627	71,520
	Citigroup Inc.	5.500%	4/11/13	60,018	64,031
	Citigroup Inc.	6.500%	8/19/13	95,365	104,724
	Citigroup Inc.	6.000%	12/13/13	34,200	36,915
	Citigroup Inc.	6.375%	8/12/14	8,300	9,089
	Citigroup Inc.	4.750%	5/19/15	19,540	20,187
6	Commonwealth Bank of Australia	2.750%	10/15/12	73,500	75,194
6	Commonwealth Bank of Australia	5.000%	11/6/12	19,600	21,094
	Countrywide Financial Corp.	5.800%	6/7/12	6,800	7,227
	Credit Suisse	3.450%	7/2/12	179,800	186,338
	Credit Suisse	5.000%	5/15/13	51,113	55,364
	Credit Suisse	5.500%	5/1/14	156,360	172,634
	Credit Suisse USA Inc.	6.125%	11/15/11	98,658	104,634
	Credit Suisse USA Inc.	6.500%	1/15/12	11,482	12,320
	Credit Suisse USA Inc.	5.125%	1/15/14	5,400	5,895
6	Danske Bank A/S	3.750%	4/1/15	21,000	21,676
4,6	DBS Bank Ltd.	0.656%	5/16/17	52,310	49,700
	Deutsche Bank AG	5.375%	10/12/12	99,445	108,214
	Deutsche Bank AG	2.375%	1/11/13	348,100	352,114
	Deutsche Bank AG	4.875%	5/20/13	70,736	76,278
	Deutsche Bank AG	3.450%	3/30/15	48,700	50,125
	Fifth Third Bancorp	6.250%	5/1/13	56,377	61,468
	Golden West Financial Corp.	4.750%	10/1/12	17,700	18,557
5	Goldman Sachs Capital II	5.793%	12/29/49	4,900	3,920
	Goldman Sachs Group Inc.	5.450%	11/1/12	43,700	47,045
	Goldman Sachs Group Inc.	5.250%	4/1/13	2,575	2,776
	Goldman Sachs Group Inc.	4.750%	7/15/13	9,925	10,616
	Goldman Sachs Group Inc.	5.250%	10/15/13	22,790	24,745
	Goldman Sachs Group Inc.	6.000%	5/1/14	56,750	62,743
	Goldman Sachs Group Inc.	5.000%	10/1/14	4,450	4,759
	Goldman Sachs Group Inc.	3.700%	8/1/15	54,500	55,012
	Goldman Sachs Group Inc.	5.625%	1/15/17	5,870	6,067
	Goldman Sachs Group Inc.	6.150%	4/1/18	20,000	21,620
	HSBC Bank PLC	6.950%	3/15/11	23,187	23,920
6	HSBC Bank PLC	3.500%	6/28/15	59,700	61,815
6	ICICI Bank Ltd.	5.750%	1/12/12	9,125	9,399
6	ING Bank NV	2.650%	1/14/13	34,200	34,737
	Intesa Sanpaolo	2.375%	12/21/12	139,200	138,291
	JPMorgan Chase & Co.	4.600%	1/17/11	9,350	9,522
	JPMorgan Chase & Co.	6.750%	2/1/11	131,313	135,199
	JPMorgan Chase & Co.	5.600%	6/1/11	14,600	15,198
	JPMorgan Chase & Co.	4.850%	6/16/11	29,150	30,160
	JPMorgan Chase & Co.	6.625%	3/15/12	40,401	43,661
	JPMorgan Chase & Co.	5.375%	10/1/12	31,362	33,868
	JPMorgan Chase & Co.	5.750%	1/2/13	57,818	62,650
	JPMorgan Chase & Co.	4.750%	5/1/13	57,470	62,205
	JPMorgan Chase & Co.	4.875%	3/15/14	3,460	3,734
	JPMorgan Chase & Co.	3.700%	1/20/15	14,000	14,583
	JPMorgan Chase & Co.	3.400%	6/24/15	31,900	32,749
	JPMorgan Chase & Co.	4.891%	9/1/15	10,570	10,471
	KeyCorp	6.500%	5/14/13	87,625	95,998
5,6,8	Lloyds Banking Group PLC	6.267%	11/14/49	23,575	13,909
6	Lloyds TSB Bank PLC	4.375%	1/12/15	20,575	20,667
4,6	Manufacturers & Traders Trust Co.	2.033%	4/1/13	18,050	17,331
5	Mellon Capital IV	6.244%	6/29/49	32,825	28,394
4	Merrill Lynch & Co. Inc.	0.768%	6/5/12	25,000	24,558
	Merrill Lynch & Co. Inc.	6.050%	8/15/12	11,208	11,999
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	113,565	121,152
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	43,175	47,070
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	10,250	10,737

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Morgan Stanley	6.750%	4/15/11	59,070	61,347
	Morgan Stanley	5.625%	1/9/12	72,525	76,122
	Morgan Stanley	6.600%	4/1/12	4,800	5,123
	Morgan Stanley	5.250%	11/2/12	4,985	5,293
	Morgan Stanley	5.300%	3/1/13	125,681	133,875
	Morgan Stanley	6.000%	5/13/14	53,110	57,698
	Morgan Stanley	4.200%	11/20/14	5,900	6,001
	Morgan Stanley	4.000%	7/24/15	48,700	48,715
6	National Australia Bank Ltd.	3.750%	3/2/15	13,790	14,402
	National City Bank	6.250%	3/15/11	2,000	2,050
	National City Bank	6.200%	12/15/11	16,300	17,200
	National City Bank	4.625%	5/1/13	4,170	4,398
	National City Bank of Kentucky	6.300%	2/15/11	8,700	8,934
	National City Bank of Pennsylvania	7.250%	10/21/11	6,228	6,606
6	Nordea Bank AB	2.500%	11/13/12	48,700	49,505
6	Nordea Bank AB	3.700%	11/13/14	35,500	36,897
	North Fork Bancorporation Inc.	5.875%	8/15/12	8,070	8,484
	Northern Trust Corp.	5.500%	8/15/13	10,225	11,532
	PNC Funding Corp.	5.125%	12/14/10	28,155	28,594
	PNC Funding Corp.	5.400%	6/10/14	6,820	7,530
	PNC Funding Corp.	3.625%	2/8/15	34,200	35,590
6	Rabobank Nederland NV	2.650%	8/17/12	41,475	42,532
6	Rabobank Nederland NV	4.200%	5/13/14	42,485	45,426
	Regions Financial Corp.	7.000%	3/1/11	9,385	9,430
	Regions Financial Corp.	4.875%	4/26/13	29,300	29,322
	Royal Bank of Canada	2.250%	3/15/13	151,285	153,942
	Royal Bank of Scotland Group PLC	6.375%	2/1/11	29,828	29,930
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	6,300	6,201
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	25,475	24,580
6	Royal Bank of Scotland PLC	4.875%	8/25/14	135,652	139,670
	Royal Bank of Scotland PLC	4.875%	3/16/15	14,750	15,260
	Santander Financial Issuances Ltd.	6.375%	2/15/11	17,675	18,123
	Santander Holdings USA Inc.	4.800%	9/1/10	7,000	7,018
4	Sovereign Bank	2.054%	8/1/13	2,247	2,180
4	Sovereign Bank	2.353%	4/1/14	16,040	15,198
5	State Street Capital Trust III	8.250%	3/15/11	7,450	7,599
4	State Street Corp.	0.575%	4/30/12	5,000	4,981
6	Sumitomo Mitsui Banking Corp.	2.150%	7/22/13	66,920	67,830
6	Svenska Handelsbanken AB	4.875%	6/10/14	48,700	52,408
4	UBS AG	1.584%	2/23/12	146,200	146,932
4,6	Unicredit Luxembourg Finance SA	0.867%	1/13/17	51,600	49,299
	Union Planters Corp.	4.375%	12/1/10	1,500	1,508
	Union Planters Corp.	7.750%	3/1/11	1,000	1,012
	US Bancorp	2.125%	2/15/13	54,600	55,646
	US Bancorp	4.200%	5/15/14	34,100	37,085
	US Bank NA	6.375%	8/1/11	60,469	63,971
	US Bank NA	6.300%	2/4/14	37,150	42,559
5	USB Capital IX	6.189%	4/15/49	39,940	30,730
5,6	USB Realty Corp.	6.091%	12/15/49	11,750	8,254
	Wachovia Bank NA	4.800%	11/1/14	18,250	19,426
	Wachovia Bank NA	4.875%	2/1/15	4,000	4,264
	Wachovia Bank NA	5.000%	8/15/15	9,750	10,427
5	Wachovia Capital Trust III	5.800%	12/31/49	27,485	23,225
	Wachovia Corp.	5.350%	3/15/11	27,047	27,806
4	Wachovia Corp.	0.656%	10/15/11	50,850	50,722
	Wachovia Corp.	5.300%	10/15/11	17,845	18,777
	Wachovia Corp.	5.500%	5/1/13	168,602	184,773
7	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.550%	6/16/10	8,965	3,810
7	Washington Mutual Bank / Debt not acquired by
	JPMorgan	6.875%	6/15/11	21,983	55
	Washington Mutual Finance Corp.	6.875%	5/15/11	5,975	6,175
	Wells Fargo & Co.	4.625%	8/9/10	5,270	5,273
	Wells Fargo & Co.	5.250%	10/23/12	34,185	36,760

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.	4.375%	1/31/13	24,750	26,341
	Wells Fargo & Co.	3.750%	10/1/14	34,325	35,991
	Wells Fargo & Co.	3.625%	4/15/15	29,300	30,536
	Wells Fargo Bank NA	6.450%	2/1/11	57,550	59,198
5	Wells Fargo Capital XIII	7.700%	12/29/49	48,600	49,572
5	Wells Fargo Capital XV	9.750%	12/29/49	11,700	12,636
	Wells Fargo Financial Inc.	5.500%	8/1/12	5,650	6,041
	Westpac Banking Corp.	2.250%	11/19/12	196,451	199,121
	Westpac Banking Corp.	2.100%	8/2/13	66,500	66,928
	Westpac Banking Corp.	4.200%	2/27/15	41,700	44,414
6	Westpac Securities NZ Ltd.	2.625%	1/28/13	80,000	81,054
	Brokerage (0.5%)
	BlackRock Inc.	3.500%	12/10/14	28,120	29,553
6	Blackstone Holdings Finance Co. LLC	6.625%	8/15/19	9,675	10,120
	Charles Schwab Corp.	4.950%	6/1/14	24,740	27,161
	Franklin Resources Inc.	2.000%	5/20/13	17,700	18,015
	Jefferies Group Inc.	5.875%	6/8/14	6,950	7,399
	Jefferies Group Inc.	8.500%	7/15/19	9,320	10,604
4,7	Lehman Brothers Holdings E-Capital Trust I	2.998%	8/19/65	9,410	3
4,7	Lehman Brothers Holdings Inc.	2.911%	8/21/09	24,450	4,890
4,7	Lehman Brothers Holdings Inc.	2.907%	11/16/09	38,620	7,917
4,7	Lehman Brothers Holdings Inc.	2.951%	5/25/10	19,555	4,107
7	Lehman Brothers Holdings Inc.	5.750%	7/18/11	69,400	14,747
7	Lehman Brothers Holdings Inc.	5.625%	1/24/13	9,200	1,990
	Nomura Holdings Inc.	5.000%	3/4/15	11,675	12,479
	TD Ameritrade Holding Corp.	2.950%	12/1/12	46,825	47,934
	Finance Companies (3.7%)
	American General Finance Corp.	5.200%	12/15/11	12,700	12,192
	American General Finance Corp.	4.875%	7/15/12	16,678	15,636
	General Electric Capital Corp.	5.875%	2/15/12	9,401	10,038
	General Electric Capital Corp.	4.375%	3/3/12	17,175	17,951
	General Electric Capital Corp.	5.000%	4/10/12	39,810	42,197
	General Electric Capital Corp.	6.000%	6/15/12	30,000	32,458
	General Electric Capital Corp.	3.500%	8/13/12	38,140	39,677
	General Electric Capital Corp.	5.250%	10/19/12	201,373	216,806
	General Electric Capital Corp.	2.800%	1/8/13	53,625	54,973
	General Electric Capital Corp.	5.450%	1/15/13	33,325	36,234
	General Electric Capital Corp.	4.800%	5/1/13	68,840	74,362
	General Electric Capital Corp.	5.500%	6/4/14	4,700	5,190
	General Electric Capital Corp.	3.750%	11/14/14	9,700	10,099
	General Electric Capital Corp.	3.500%	6/29/15	1,550	1,583
5	General Electric Capital Corp.	6.375%	11/15/17	14,450	13,727
5	HSBC Finance Capital Trust IX	5.911%	11/30/15	5,000	4,375
	HSBC Finance Corp.	4.625%	9/15/10	25,700	25,810
	HSBC Finance Corp.	5.250%	1/14/11	89,775	91,334
	HSBC Finance Corp.	6.750%	5/15/11	87,425	91,187
	HSBC Finance Corp.	5.700%	6/1/11	58,650	60,640
	HSBC Finance Corp.	6.375%	10/15/11	101,295	106,890
	HSBC Finance Corp.	7.000%	5/15/12	30,230	32,753
	HSBC Finance Corp.	5.900%	6/19/12	95,578	101,959
4	HSBC Finance Corp.	0.887%	9/14/12	7,800	7,589
	HSBC Finance Corp.	6.375%	11/27/12	30,832	33,542
	HSBC Finance Corp.	5.250%	1/15/14	39,403	42,221
4	HSBC Finance Corp.	0.968%	6/1/16	14,500	13,101
	International Lease Finance Corp.	4.875%	9/1/10	13,377	13,377
	International Lease Finance Corp.	5.125%	11/1/10	9,750	9,762
	International Lease Finance Corp.	4.950%	2/1/11	45,000	44,719
	International Lease Finance Corp.	5.450%	3/24/11	43,065	42,742
	International Lease Finance Corp.	5.750%	6/15/11	19,275	19,203
	International Lease Finance Corp.	5.300%	5/1/12	16,575	16,036
4	SLM Corp.	0.737%	3/15/11	8,900	8,622
6	USAA Capital Corp.	3.500%	7/17/14	9,600	10,084

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Insurance (4.8%)
	ACE INA Holdings Inc.	5.875%	6/15/14	14,690	16,519
	Aetna Inc.	5.750%	6/15/11	26,652	27,704
6	AIG SunAmerica Global Financing VI	6.300%	5/10/11	16,625	16,874
	Allstate Corp.	6.125%	2/15/12	13,750	14,743
	Allstate Corp.	6.200%	5/16/14	12,700	14,627
	Allstate Corp.	5.000%	8/15/14	400	443
	Allstate Life Global Funding Trusts	5.375%	4/30/13	32,100	35,381
	American International Group Inc.	4.250%	5/15/13	9,750	9,799
	American International Group Inc.	5.050%	10/1/15	39,550	37,968
6	ASIF Global Financing XIX	4.900%	1/17/13	33,282	33,282
	Axis Capital Holdings Ltd.	5.750%	12/1/14	31,770	33,598
	Berkshire Hathaway Finance Corp.	4.000%	4/15/12	53,900	56,780
	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	25,245	27,294
	Berkshire Hathaway Finance Corp.	4.600%	5/15/13	4,875	5,312
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	5,200	5,751
	Berkshire Hathaway Finance Corp.	5.100%	7/15/14	13,900	15,492
	Berkshire Hathaway Inc.	2.125%	2/11/13	152,600	156,868
	Chubb Corp.	5.200%	4/1/13	2,067	2,254
5	Chubb Corp.	6.375%	4/15/17	3,760	3,693
	CNA Financial Corp.	6.000%	8/15/11	16,835	17,520
	Coventry Health Care Inc.	5.875%	1/15/12	18,875	19,436
	Hartford Financial Services Group Inc.	4.000%	3/30/15	8,400	8,448
5	ING Groep NV	5.775%	12/8/49	11,170	9,048
6	Jackson National Life Global Funding	5.375%	5/8/13	44,193	47,526
6	John Hancock Global Funding II	6.500%	3/1/11	8,000	8,208
5,6	Liberty Mutual Group Inc.	7.000%	3/15/17	5,320	4,436
	Lincoln National Corp.	5.650%	8/27/12	20,075	21,489
5	Lincoln National Corp.	6.050%	4/20/17	8,340	7,060
	Marsh & McLennan Cos. Inc.	6.250%	3/15/12	11,770	12,455
	Marsh & McLennan Cos. Inc.	5.375%	7/15/14	3,925	4,176
4,6	MassMutual Global Funding II	0.698%	12/6/13	14,950	14,757
6	Metropolitan Life Global Funding I	2.875%	9/17/12	97,575	100,171
6	Metropolitan Life Global Funding I	2.500%	1/11/13	35,500	36,065
6	Metropolitan Life Global Funding I	5.125%	4/10/13	64,787	70,265
6	Metropolitan Life Global Funding I	5.125%	6/10/14	12,615	13,817
6	Monumental Global Funding III	5.250%	1/15/14	7,565	8,141
6	Monumental Global Funding Ltd.	5.500%	4/22/13	975	1,050
6	New York Life Global Funding	4.625%	8/16/10	9,360	9,372
6	New York Life Global Funding	5.250%	10/16/12	9,340	10,160
6	New York Life Global Funding	4.650%	5/9/13	5,400	5,870
6	New York Life Global Funding	5.375%	9/15/13	10,660	11,937
6	New York Life Global Funding	3.000%	5/4/15	10,375	10,670
5,6	Oil Insurance Ltd.	7.558%	6/30/49	13,225	11,770
6	Pacific Life Global Funding	5.150%	4/15/13	6,150	6,606
6	Pricoa Global Funding I	5.625%	5/24/11	1,125	1,163
6	Pricoa Global Funding I	4.625%	6/25/12	7,580	7,983
6	Pricoa Global Funding I	5.400%	10/18/12	27,095	29,165
6	Pricoa Global Funding I	5.450%	6/11/14	50,000	54,857
	Principal Financial Group Inc.	7.875%	5/15/14	13,750	16,148
6	Principal Life Global Funding I	6.250%	2/15/12	12,650	13,478
6	Principal Life Global Funding I	5.250%	1/15/13	2,425	2,600
6	Principal Life Global Funding I	5.125%	10/15/13	34,280	37,272
	Principal Life Income Funding Trusts	5.125%	3/1/11	37,400	38,125
	Principal Life Income Funding Trusts	5.300%	12/14/12	1,500	1,627
	Principal Life Income Funding Trusts	5.300%	4/24/13	11,000	11,948
	Prudential Financial Inc.	5.800%	6/15/12	31,100	33,285
	Prudential Financial Inc.	3.625%	9/17/12	29,275	30,323
	Prudential Financial Inc.	2.750%	1/14/13	48,500	49,249
	Prudential Financial Inc.	5.100%	9/20/14	9,350	10,049
	Prudential Financial Inc.	6.200%	1/15/15	4,890	5,435
6	TIAA Global Markets Inc.	4.950%	7/15/13	5,800	6,361
	Travelers Cos. Inc.	5.375%	6/15/12	18,258	19,607

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Travelers Cos. Inc.	6.250%	3/15/17	16,175	15,410
	Travelers Property Casualty Corp.	5.000%	3/15/13	18,740	20,285
	UnitedHealth Group Inc.	5.125%	11/15/10	65,120	65,892
	UnitedHealth Group Inc.	5.250%	3/15/11	19,300	19,765
	UnitedHealth Group Inc.	5.500%	11/15/12	20,125	21,667
	UnitedHealth Group Inc.	4.875%	2/15/13	37,455	40,409
	UnitedHealth Group Inc.	4.875%	4/1/13	34,844	37,538
	UnitedHealth Group Inc.	4.750%	2/10/14	3,215	3,493
	UnitedHealth Group Inc.	5.000%	8/15/14	11,035	12,103
	WellPoint Health Networks Inc.	6.375%	1/15/12	9,550	10,208
	WellPoint Inc.	5.000%	1/15/11	16,768	17,058
	WellPoint Inc.	6.800%	8/1/12	31,358	34,630
	WellPoint Inc.	6.000%	2/15/14	41,400	46,847
	Willis North America Inc.	5.625%	7/15/15	25,916	27,463
	XL Capital Finance Europe PLC	6.500%	1/15/12	32,275	33,687
6	Xlliac Global Funding	4.800%	8/10/10	15,700	15,711
5,6	ZFS Finance USA Trust IV	5.875%	5/9/12	4,270	3,843
	Other Finance (0.0%)
6	Cantor Fitzgerald LP	6.375%	6/26/15	14,000	14,199

	Real Estate Investment Trusts (0.8%)
	Arden Realty LP	5.200%	9/1/11	7,700	7,930
	Boston Properties LP	6.250%	1/15/13	11,015	12,111
	Brandywine Operating Partnership LP	5.750%	4/1/12	4,779	4,949
	Brandywine Operating Partnership LP	5.400%	11/1/14	4,850	5,014
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,330	7,330
	Developers Diversified Realty Corp.	5.375%	10/15/12	14,000	14,000
6	Digital Realty Trust LP	4.500%	7/15/15	39,000	39,843
	Duke Realty LP	4.625%	5/15/13	9,725	10,046
	Duke Realty LP	6.250%	5/15/13	10,076	10,871
	Hospitality Properties Trust	7.875%	8/15/14	8,350	9,407
	Kimco Realty Corp.	4.820%	8/15/11	14,035	14,293
	Liberty Property LP	6.375%	8/15/12	19,020	20,375
	Simon Property Group LP	4.875%	8/15/10	17,950	17,960
	Simon Property Group LP	5.300%	5/30/13	30,974	33,739
	Simon Property Group LP	6.750%	5/15/14	2,760	3,137
6	WCI Finance LLC / WEA Finance LLC	5.400%	10/1/12	43,645	46,531
6	WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	23,125	26,474
6	WT Finance Aust Pty Ltd. / Westfield Capital / WEA
	Finance LLC	4.375%	11/15/10	18,930	19,082
					11,916,772
Industrial (29.1%)
	Basic Industry (1.6%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	12,300	13,008
	Alcoa Inc.	6.000%	7/15/13	66,800	72,356
	ArcelorMittal	5.375%	6/1/13	35,500	37,867
	ArcelorMittal USA Inc.	6.500%	4/15/14	12,775	14,103
	Barrick Gold Financeco LLC	6.125%	9/15/13	23,225	26,270
	BHP Billiton Finance USA Ltd.	5.125%	3/29/12	19,175	20,385
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	6,966	7,632
	BHP Billiton Finance USA Ltd.	5.500%	4/1/14	36,340	41,184
	Dow Chemical Co.	4.850%	8/15/12	19,400	20,557
	Dow Chemical Co.	7.600%	5/15/14	42,375	49,491
	Dow Chemical Co.	5.900%	2/15/15	11,250	12,515
	EI du Pont de Nemours & Co.	5.000%	7/15/13	5,340	5,889
	Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	11,116	12,033
	International Paper Co.	5.300%	4/1/15	4,750	5,165
	International Paper Co.	7.950%	6/15/18	7,250	8,752
6	Mosaic Co.	7.625%	12/1/16	9,200	9,959
	PPG Industries Inc.	5.750%	3/15/13	15,810	17,385
	Praxair Inc.	1.750%	11/15/12	23,500	23,874
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	40,554	45,081
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	92,275	113,495

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rohm and Haas Co.	5.600%	3/15/13	20,310	21,932
Sherwin-Williams Co.	3.125%	12/15/14	4,450	4,675
Capital Goods (3.7%)
Allied Waste North America Inc.	7.125%	5/15/16	4,750	5,100
Allied Waste North America Inc.	6.875%	6/1/17	9,125	10,037
6 BAE Systems Holdings Inc.	4.750%	8/15/10	23,636	23,661
6 BAE Systems Holdings Inc.	6.400%	12/15/11	9,500	10,122
Bemis Co. Inc.	5.650%	8/1/14	20,130	22,328
Boeing Capital Corp.	6.500%	2/15/12	26,021	28,255
Boeing Capital Corp.	5.800%	1/15/13	17,298	19,170
Boeing Co.	1.875%	11/20/12	39,325	40,020
Boeing Co.	3.500%	2/15/15	4,750	5,076
Caterpillar Financial Services Corp.	5.125%	10/12/11	19,625	20,610
Caterpillar Financial Services Corp.	5.750%	2/15/12	35,600	38,262
Caterpillar Financial Services Corp.	4.250%	2/8/13	33,195	35,532
Caterpillar Financial Services Corp.	2.000%	4/5/13	48,250	49,212
Caterpillar Financial Services Corp.	4.900%	8/15/13	16,495	18,131
Caterpillar Financial Services Corp.	6.200%	9/30/13	27,200	31,100
Caterpillar Financial Services Corp.	6.125%	2/17/14	14,500	16,600
Cooper US Inc.	5.250%	11/15/12	19,115	20,697
CRH America Inc.	5.625%	9/30/11	73,425	76,627
CRH America Inc.	6.950%	3/15/12	9,300	10,044
CRH America Inc.	5.300%	10/15/13	21,527	23,128
Eaton Corp.	5.750%	7/15/12	7,950	8,637
Eaton Corp.	5.950%	3/20/14	9,750	11,099
Emerson Electric Co.	5.625%	11/15/13	7,800	8,845
Emerson Electric Co.	4.125%	4/15/15	9,220	10,088
General Dynamics Corp.	1.800%	7/15/11	9,000	9,107
General Dynamics Corp.	4.250%	5/15/13	6,500	7,063
General Dynamics Corp.	5.250%	2/1/14	15,260	17,212
General Electric Co.	5.000%	2/1/13	173,538	188,658
Harsco Corp.	5.125%	9/15/13	8,000	8,782
Honeywell International Inc.	6.125%	11/1/11	8,013	8,545
Honeywell International Inc.	4.250%	3/1/13	4,250	4,591
Illinois Tool Works Inc.	5.150%	4/1/14	27,675	31,175
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	28,020	31,161
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	49,357	61,072
John Deere Capital Corp.	5.400%	10/17/11	23,350	24,655
John Deere Capital Corp.	7.000%	3/15/12	45,448	49,876
John Deere Capital Corp.	5.250%	10/1/12	83,940	91,390
John Deere Capital Corp.	1.875%	6/17/13	30,850	31,446
John Deere Capital Corp.	4.900%	9/9/13	25,147	27,775
John Deere Capital Corp.	2.950%	3/9/15	58,750	61,129
L-3 Communications Corp.	5.875%	1/15/15	9,075	9,256
L-3 Communications Corp.	6.375%	10/15/15	2,100	2,163
Lafarge SA	6.150%	7/15/11	1,850	1,903
Northrop Grumman Systems Corp.	7.125%	2/15/11	9,375	9,694
Roper Industries Inc.	6.625%	8/15/13	34,465	38,936
6 Siemens Financieringsmaatschappij NV	5.500%	2/16/12	35,545	37,817
Textron Financial Corp.	5.400%	4/28/13	14,470	15,131
Tyco International Finance SA	4.125%	10/15/14	3,350	3,590
Tyco International Finance SA	8.500%	1/15/19	10,600	13,805
United Technologies Corp.	4.875%	5/1/15	26,640	30,135
Communication (7.1%)
America Movil SAB de CV	5.500%	3/1/14	8,450	9,244
American Tower Corp.	4.625%	4/1/15	6,875	7,298
AT&T Corp.	7.300%	11/15/11	55,836	60,222
AT&T Inc.	5.875%	2/1/12	16,100	17,236
AT&T Inc.	4.950%	1/15/13	47,045	51,373
AT&T Inc.	6.700%	11/15/13	54,096	62,730
AT&T Inc.	4.850%	2/15/14	26,218	29,052
AT&T Inc.	5.100%	9/15/14	9,750	10,932
AT&T Mobility LLC	6.500%	12/15/11	25,955	27,868

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
British Telecommunications PLC	9.375%	12/15/10	68,983	71,024
British Telecommunications PLC	5.150%	1/15/13	34,027	36,039
CBS Corp.	8.200%	5/15/14	27,050	31,957
Cellco Partnership / Verizon Wireless Capital LLC	3.750%	5/20/11	189,777	194,582
Cellco Partnership / Verizon Wireless Capital LLC	5.250%	2/1/12	28,250	30,048
Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	66,285	78,287
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	10,405	11,775
CenturyLink Inc.	7.875%	8/15/12	18,250	20,183
CenturyLink Inc.	5.000%	2/15/15	4,750	4,844
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	16,250	18,930
Comcast Cable Communications LLC	6.750%	1/30/11	19,750	20,317
Comcast Corp.	5.450%	11/15/10	28,275	28,640
Comcast Corp.	5.500%	3/15/11	29,190	30,031
Comcast Corp.	5.300%	1/15/14	25,273	28,013
Comcast Corp.	6.500%	1/15/15	7,750	8,989
COX Communications Inc.	6.750%	3/15/11	5,265	5,453
COX Communications Inc.	7.125%	10/1/12	39,137	43,534
COX Communications Inc.	4.625%	6/1/13	4,405	4,724
COX Communications Inc.	5.450%	12/15/14	26,810	30,044
6 COX Enterprises Inc.	7.875%	9/15/10	12,000	12,082
Deutsche Telekom International Finance BV	5.250%	7/22/13	13,950	15,217
Deutsche Telekom International Finance BV	5.875%	8/20/13	32,510	35,719
Deutsche Telekom International Finance BV	4.875%	7/8/14	3,265	3,563
DIRECTV Holdings LLC	3.550%	3/15/15	24,400	25,162
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.750%	10/1/14	12,125	13,090
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	6/15/15	28,100	29,084
France Telecom SA	7.750%	3/1/11	82,587	85,863
France Telecom SA	4.375%	7/8/14	27,625	30,338
6 Frontier Communications Corp.	7.875%	4/15/15	10,525	11,130
6 Frontier Communications Corp.	8.250%	4/15/17	14,050	15,034
McGraw-Hill Cos. Inc.	5.375%	11/15/12	6,200	6,637
6 NBC Universal Inc.	3.650%	4/30/15	24,400	25,520
New Cingular Wireless Services Inc.	7.875%	3/1/11	57,939	60,354
New Cingular Wireless Services Inc.	8.125%	5/1/12	83,025	93,069
News America Inc.	5.300%	12/15/14	14,770	16,558
6 Pearson PLC	7.000%	6/15/11	55,450	58,182
6 Qtel International Finance Ltd.	6.500%	6/10/14	4,500	4,961
Qwest Corp.	7.875%	9/1/11	18,450	19,188
Qwest Corp.	8.875%	3/15/12	54,340	58,959
Qwest Corp.	7.625%	6/15/15	11,590	12,662
Reed Elsevier Capital Inc.	7.750%	1/15/14	9,150	10,636
Rogers Communications Inc.	7.875%	5/1/12	8,600	9,535
Rogers Communications Inc.	7.250%	12/15/12	22,925	25,950
Rogers Communications Inc.	6.375%	3/1/14	24,002	27,417
Telecom Italia Capital SA	4.875%	10/1/10	10,000	10,039
Telecom Italia Capital SA	6.200%	7/18/11	9,700	10,080
Telecom Italia Capital SA	5.250%	11/15/13	41,813	43,877
Telecom Italia Capital SA	6.175%	6/18/14	61,975	67,545
Telecom Italia Capital SA	4.950%	9/30/14	16,963	17,755
Telefonica Emisiones SAU	5.984%	6/20/11	112,190	116,633
Telefonica Emisiones SAU	5.855%	2/4/13	39,535	42,662
Telefonica Emisiones SAU	2.582%	4/26/13	58,500	59,028
Telefonica Europe BV	7.750%	9/15/10	9,913	9,994
Thomson Reuters Corp.	5.950%	7/15/13	35,240	39,605
Thomson Reuters Corp.	5.700%	10/1/14	9,125	10,363
Time Warner Cable Inc.	5.400%	7/2/12	51,200	54,955
Time Warner Cable Inc.	6.200%	7/1/13	32,655	36,771
Time Warner Cable Inc.	7.500%	4/1/14	22,545	26,480
Time Warner Cable Inc.	3.500%	2/1/15	11,500	11,930
Verizon Communications Inc.	4.350%	2/15/13	37,755	40,634
Verizon Communications Inc.	5.250%	4/15/13	90,525	99,899
Verizon Communications Inc.	5.500%	2/15/18	19,525	21,872
Verizon Global Funding Corp.	6.875%	6/15/12	20,950	23,179
Verizon Global Funding Corp.	7.375%	9/1/12	59,014	66,665

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 Vivendi SA	5.750%	4/4/13	18,225	19,818
Vodafone Group PLC	5.500%	6/15/11	26,925	28,024
Vodafone Group PLC	5.350%	2/27/12	48,185	51,124
WPP Finance UK	8.000%	9/15/14	41,360	49,032
Consumer Cyclical (3.0%)
6 American Honda Finance Corp.	2.375%	3/18/13	29,300	29,787
6 American Honda Finance Corp.	4.625%	4/2/13	18,650	20,057
6 American Honda Finance Corp.	6.700%	10/1/13	19,400	22,201
Best Buy Co. Inc.	6.750%	7/15/13	9,350	10,436
CVS Caremark Corp.	5.750%	8/15/11	9,825	10,303
5 CVS Caremark Corp.	6.302%	6/1/12	16,400	15,055
CVS Caremark Corp.	3.250%	5/18/15	24,650	25,386
Daimler Finance North America LLC	5.875%	3/15/11	37,200	38,305
Daimler Finance North America LLC	7.300%	1/15/12	37,750	40,683
Daimler Finance North America LLC	6.500%	11/15/13	8,776	9,926
Darden Restaurants Inc.	5.625%	10/15/12	13,095	14,186
Ford Motor Credit Co. LLC	7.000%	4/15/15	3,910	4,018
6 Harley-Davidson Funding Corp.	5.000%	12/15/10	9,300	9,348
6 Harley-Davidson Funding Corp.	5.250%	12/15/12	27,940	29,176
6 Harley-Davidson Funding Corp.	5.750%	12/15/14	12,400	13,051
Historic TW Inc.	9.125%	1/15/13	28,598	33,532
Hyundai Capital Services Inc.	5.625%	1/24/12	9,375	9,697
JC Penney Corp. Inc.	9.000%	8/1/12	23,036	25,527
Johnson Controls Inc.	5.250%	1/15/11	11,200	11,425
K Hovnanian Enterprises Inc.	6.250%	1/15/16	7,710	5,204
Lennar Corp.	5.125%	10/1/10	5,300	5,293
Lowe's Cos. Inc.	5.600%	9/15/12	18,275	20,113
Macy's Retail Holdings Inc.	6.625%	4/1/11	17,146	17,575
Macy's Retail Holdings Inc.	5.350%	3/15/12	20,092	20,745
McDonald's Corp.	4.300%	3/1/13	13,325	14,307
MGM Resorts International	8.500%	9/15/10	5,600	5,607
MGM Resorts International	6.750%	4/1/13	3,825	3,490
MGM Resorts International	5.875%	2/27/14	4,000	3,345
6 Nissan Motor Acceptance Corp.	5.625%	3/14/11	39,200	40,195
6 Nissan Motor Acceptance Corp.	3.250%	1/30/13	14,550	14,914
Nordstrom Inc.	6.750%	6/1/14	3,200	3,721
PACCAR Financial Corp.	1.950%	12/17/12	32,950	33,372
4 PACCAR Financial Corp.	0.798%	4/5/13	50,535	50,535
PACCAR Financial Corp.	2.050%	6/17/13	12,860	13,040
Staples Inc.	7.750%	4/1/11	4,900	5,121
Staples Inc.	7.375%	10/1/12	22,580	24,982
Staples Inc.	9.750%	1/15/14	23,900	29,218
Target Corp.	5.875%	3/1/12	14,300	15,423
Target Corp.	5.125%	1/15/13	9,340	10,262
Tenneco Inc.	8.625%	11/15/14	4,400	4,521
Toyota Motor Credit Corp.	1.900%	12/5/12	101,150	102,535
Viacom Inc.	4.375%	9/15/14	9,290	10,000
6 Volvo Treasury AB	5.950%	4/1/15	16,650	17,810
Wal-Mart Stores Inc.	4.250%	4/15/13	13,175	14,342
Wal-Mart Stores Inc.	4.550%	5/1/13	2,600	2,847
Wal-Mart Stores Inc.	3.200%	5/15/14	50,000	52,964
Wal-Mart Stores Inc.	2.875%	4/1/15	4,230	4,445
Walgreen Co.	4.875%	8/1/13	60,850	67,254
Walt Disney Co.	5.700%	7/15/11	3,475	3,646
Walt Disney Co.	6.375%	3/1/12	1,900	2,066
Walt Disney Co.	4.500%	12/15/13	53,806	59,495
Western Union Co.	5.400%	11/17/11	38,842	40,946
Western Union Co.	6.500%	2/26/14	28,250	32,099
Yum! Brands Inc.	8.875%	4/15/11	6,725	7,075
Consumer Noncyclical (6.8%)
Abbott Laboratories	3.750%	3/15/11	6,550	6,683
Abbott Laboratories	5.600%	5/15/11	6,070	6,298
Abbott Laboratories	5.150%	11/30/12	19,750	21,721

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Abbott Laboratories	2.700%	5/27/15	19,525	20,274
Altria Group Inc.	8.500%	11/10/13	70,200	83,382
AmerisourceBergen Corp.	5.625%	9/15/12	12,395	13,389
Anheuser-Busch InBev Worldwide Inc.	3.000%	10/15/12	32,800	33,937
6 Anheuser-Busch InBev Worldwide Inc.	2.500%	3/26/13	97,500	99,183
6 Anheuser-Busch InBev Worldwide Inc.	7.200%	1/15/14	54,700	63,478
6 Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	12,900	14,357
AstraZeneca PLC	5.400%	9/15/12	39,650	43,398
AstraZeneca PLC	5.400%	6/1/14	1,330	1,511
Avon Products Inc.	5.625%	3/1/14	37,415	42,240
Baxter FinCo BV	4.750%	10/15/10	16,300	16,443
Baxter International Inc.	1.800%	3/15/13	13,650	13,868
Biogen Idec Inc.	6.000%	3/1/13	41,165	45,137
Boston Scientific Corp.	4.500%	1/15/15	34,100	34,382
Bottling Group LLC	6.950%	3/15/14	10,283	12,140
Cardinal Health Inc.	5.500%	6/15/13	4,245	4,672
CareFusion Corp.	4.125%	8/1/12	4,660	4,872
CareFusion Corp.	5.125%	8/1/14	13,970	15,209
6 Cargill Inc.	6.375%	6/1/12	3,900	4,253
6 Cargill Inc.	5.200%	1/22/13	18,650	20,301
Clorox Co.	5.000%	3/1/13	2,750	2,991
6 Coca-Cola Amatil Ltd.	3.250%	11/2/14	6,560	6,801
Coca-Cola Co.	3.625%	3/15/14	23,800	25,548
Coca-Cola Enterprises Inc.	5.000%	8/15/13	20,400	22,650
Coca-Cola Enterprises Inc.	7.375%	3/3/14	14,575	17,448
Coca-Cola Enterprises Inc.	4.250%	3/1/15	4,500	4,938
Covidien International Finance SA	5.450%	10/15/12	6,750	7,355
Covidien International Finance SA	1.875%	6/15/13	29,250	29,558
Delhaize Group SA	5.875%	2/1/14	1,925	2,167
Diageo Capital PLC	5.200%	1/30/13	6,315	6,918
Diageo Finance BV	5.500%	4/1/13	9,250	10,226
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	9,400	9,588
Eli Lilly & Co.	3.550%	3/6/12	5,950	6,209
Express Scripts Inc.	5.250%	6/15/12	41,950	44,796
General Mills Inc.	5.650%	9/10/12	9,733	10,598
General Mills Inc.	5.250%	8/15/13	15,800	17,555
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	95,400	104,650
Hasbro Inc.	6.125%	5/15/14	7,675	8,303
HJ Heinz Co.	5.350%	7/15/13	7,175	7,908
Hormel Foods Corp.	6.625%	6/1/11	8,750	9,146
Hospira Inc.	5.550%	3/30/12	6,599	7,013
Hospira Inc.	5.900%	6/15/14	6,825	7,657
Kellogg Co.	5.125%	12/3/12	9,770	10,603
Kellogg Co.	4.250%	3/6/13	14,000	15,000
Koninklijke Philips Electronics NV	4.625%	3/11/13	13,925	15,055
Kraft Foods Inc.	5.625%	8/11/10	14,050	14,063
Kraft Foods Inc.	5.625%	11/1/11	29,480	31,047
Kraft Foods Inc.	6.000%	2/11/13	9,750	10,811
Kraft Foods Inc.	2.625%	5/8/13	58,500	60,066
Kraft Foods Inc.	5.250%	10/1/13	15,000	16,423
Kraft Foods Inc.	6.750%	2/19/14	21,475	24,780
Kroger Co.	6.750%	4/15/12	13,975	15,238
Kroger Co.	6.200%	6/15/12	3,550	3,863
Kroger Co.	5.000%	4/15/13	31,915	34,655
Kroger Co.	7.500%	1/15/14	13,725	16,188
Life Technologies Corp.	4.400%	3/1/15	14,600	15,363
McKesson Corp.	5.250%	3/1/13	9,750	10,598
McKesson Corp.	6.500%	2/15/14	9,070	10,329
Mead Johnson Nutrition Co.	3.500%	11/1/14	14,000	14,581
Medco Health Solutions Inc.	6.125%	3/15/13	29,200	32,246
Medco Health Solutions Inc.	7.250%	8/15/13	21,105	24,348
Medtronic Inc.	4.375%	9/15/10	4,000	4,017
Medtronic Inc.	4.500%	3/15/14	9,200	10,140
Medtronic Inc.	3.000%	3/15/15	34,000	35,701

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merck & Co. Inc.	1.875%	6/30/11	33,225	33,664
Molson Coors Capital Finance ULC	4.850%	9/22/10	6,575	6,614
Novartis Capital Corp.	1.900%	4/24/13	131,480	134,334
Novartis Capital Corp.	4.125%	2/10/14	31,775	34,607
PepsiAmericas Inc.	5.625%	5/31/11	4,715	4,895
PepsiAmericas Inc.	4.375%	2/15/14	14,370	15,719
PepsiCo Inc.	4.650%	2/15/13	22,166	24,137
PepsiCo Inc.	3.750%	3/1/14	13,650	14,627
Pfizer Inc.	4.450%	3/15/12	74,734	79,046
Pfizer Inc.	5.350%	3/15/15	52,000	59,485
Philip Morris International Inc.	4.875%	5/16/13	36,600	39,977
Philip Morris International Inc.	6.875%	3/17/14	18,431	21,498
Procter & Gamble International Funding SCA	1.350%	8/26/11	19,325	19,516
Reynolds American Inc.	7.250%	6/1/13	7,800	8,677
Reynolds American Inc.	7.625%	6/1/16	3,050	3,530
6 Roche Holdings Inc.	4.500%	3/1/12	55,600	58,658
6 Roche Holdings Inc.	5.000%	3/1/14	4,900	5,435
6 SABMiller PLC	6.200%	7/1/11	27,465	28,636
6 SABMiller PLC	5.500%	8/15/13	9,557	10,572
Safeway Inc.	4.950%	8/16/10	13,675	13,696
Safeway Inc.	6.250%	3/15/14	9,650	11,019
St. Jude Medical Inc.	2.200%	9/15/13	48,750	49,742
St. Jude Medical Inc.	3.750%	7/15/14	18,575	19,822
Stryker Corp.	3.000%	1/15/15	13,600	14,156
Sysco Corp.	4.200%	2/12/13	9,255	9,977
Teva Pharmaceutical Finance III LLC	1.500%	6/15/12	122,000	122,959
Thermo Fisher Scientific Inc.	2.150%	12/28/12	18,750	19,017
Thermo Fisher Scientific Inc.	5.000%	6/1/15	6,730	7,486
Unilever Capital Corp.	3.650%	2/15/14	23,300	24,830
Whirlpool Corp.	5.500%	3/1/13	37,511	40,370
6 WM Wrigley Jr Co.	2.450%	6/28/12	53,660	53,915
Wyeth	5.500%	3/15/13	66,330	73,415
Wyeth	5.500%	2/1/14	53,732	60,727
Energy (3.0%)
Anadarko Petroleum Corp.	5.750%	6/15/14	29,998	29,698
Apache Corp.	6.250%	4/15/12	24,450	26,392
Apache Corp.	5.250%	4/15/13	4,900	5,346
BP Capital Markets PLC	5.250%	11/7/13	50,040	50,540
BP Capital Markets PLC	3.625%	5/8/14	43,690	41,942
Burlington Resources Finance Co.	6.500%	12/1/11	1,865	2,001
Canadian Natural Resources Ltd.	6.700%	7/15/11	9,450	9,945
Canadian Natural Resources Ltd.	5.150%	2/1/13	14,020	15,189
Cenovus Energy Inc.	4.500%	9/15/14	23,400	25,254
Chevron Corp.	3.450%	3/3/12	54,125	56,379
Conoco Funding Co.	6.350%	10/15/11	51,256	54,670
ConocoPhillips	4.400%	5/15/13	13,725	14,880
ConocoPhillips	4.750%	2/1/14	74,298	82,007
ConocoPhillips	4.600%	1/15/15	24,400	27,017
ConocoPhillips Australia Funding Co.	5.500%	4/15/13	9,516	10,535
ConocoPhillips Canada Funding Co. I	5.300%	4/15/12	1,600	1,709
Devon Energy Corp.	5.625%	1/15/14	6,250	6,954
Devon Financing Corp. ULC	6.875%	9/30/11	21,780	23,170
Encana Corp.	4.750%	10/15/13	14,555	15,747
EOG Resources Inc.	2.950%	6/1/15	14,600	15,090
6 GS Caltex Corp.	5.500%	10/15/15	8,300	8,828
Husky Energy Inc.	5.900%	6/15/14	25,865	29,059
Marathon Oil Corp.	6.125%	3/15/12	24,460	26,219
Noble Holding International Ltd.	3.450%	8/1/15	14,600	15,030
Shell International Finance BV	1.875%	3/25/13	145,500	147,976
Shell International Finance BV	4.000%	3/21/14	128,695	138,248
Smith International Inc.	8.625%	3/15/14	20,640	24,722
6 Statoil ASA	5.125%	4/30/14	9,750	10,870
Total Capital SA	3.125%	10/2/15	9,750	10,127

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Transocean Inc.	5.250%	3/15/13	2,281	2,235
Valero Energy Corp.	6.875%	4/15/12	21,000	22,629
Valero Energy Corp.	4.750%	6/15/13	17,350	18,373
Valero Energy Corp.	4.500%	2/1/15	14,625	15,501
Weatherford International Inc.	5.950%	6/15/12	11,050	11,793
Weatherford International Ltd.	5.150%	3/15/13	21,675	22,934
6 Woodside Finance Ltd.	8.125%	3/1/14	9,375	10,771
XTO Energy Inc.	5.000%	8/1/10	27,850	27,850
XTO Energy Inc.	5.900%	8/1/12	28,225	31,038
XTO Energy Inc.	4.625%	6/15/13	16,975	18,618
XTO Energy Inc.	4.900%	2/1/14	24,000	26,767
Technology (2.8%)
Adobe Systems Inc.	3.250%	2/1/15	14,625	15,187
Affiliated Computer Services Inc.	5.200%	6/1/15	9,750	10,385
Agilent Technologies Inc.	4.450%	9/14/12	46,225	48,610
CA Inc.	6.125%	12/1/14	11,000	12,330
Cisco Systems Inc.	5.250%	2/22/11	21,990	22,581
Cisco Systems Inc.	2.900%	11/17/14	5,000	5,265
Computer Sciences Corp.	5.000%	2/15/13	15,000	15,979
Computer Sciences Corp.	5.500%	3/15/13	35,210	38,259
Dell Inc.	3.375%	6/15/12	11,400	11,857
Dell Inc.	4.700%	4/15/13	23,640	25,712
Dell Inc.	5.625%	4/15/14	13,000	14,632
Dun & Bradstreet Corp.	6.000%	4/1/13	25,050	27,373
Fiserv Inc.	6.125%	11/20/12	52,045	56,856
Hewlett-Packard Co.	2.250%	5/27/11	27,825	28,211
Hewlett-Packard Co.	4.250%	2/24/12	18,000	18,975
Hewlett-Packard Co.	2.950%	8/15/12	8,250	8,574
Hewlett-Packard Co.	4.500%	3/1/13	95,083	103,196
Hewlett-Packard Co.	6.125%	3/1/14	19,237	22,193
Hewlett-Packard Co.	4.750%	6/2/14	29,080	32,568
HP Enterprise Services LLC	6.000%	8/1/13	75,058	85,309
IBM International Group Capital LLC	5.050%	10/22/12	51,580	56,335
International Business Machines Corp.	4.950%	3/22/11	31,150	31,953
International Business Machines Corp.	4.750%	11/29/12	14,025	15,298
International Business Machines Corp.	2.100%	5/6/13	83,096	85,738
Intuit Inc.	5.400%	3/15/12	9,200	9,733
Lexmark International Inc.	5.900%	6/1/13	18,400	19,665
Microsoft Corp.	2.950%	6/1/14	17,450	18,435
Motorola Inc.	8.000%	11/1/11	22,727	24,247
Oracle Corp.	5.000%	1/15/11	21,562	22,008
Oracle Corp.	4.950%	4/15/13	19,338	21,361
Oracle Corp.	3.750%	7/8/14	35,175	37,955
Pitney Bowes Inc.	4.875%	8/15/14	4,500	4,978
Pitney Bowes Inc.	5.000%	3/15/15	21,870	24,195
Xerox Corp.	6.875%	8/15/11	27,655	29,239
Xerox Corp.	5.500%	5/15/12	9,088	9,684
Xerox Corp.	5.650%	5/15/13	12,830	13,953
Xerox Corp.	4.250%	2/15/15	17,000	17,958
Transportation (1.1%)
American Airlines Pass Through Trust 2001-01	6.817%	5/23/11	7,453	7,546
American Airlines Pass Through Trust 2001-02	7.858%	10/1/11	15,885	16,441
Burlington Northern Santa Fe LLC	5.900%	7/1/12	4,800	5,215
Canadian National Railway Co.	6.375%	10/15/11	4,325	4,608
5 Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	1/2/18	2,792	2,861
5 Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	9/15/17	2,601	2,653
5 Continental Airlines 2000-1 Class A-1 Pass Through
Trust	8.048%	11/1/20	2,699	2,840
5 Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	7,321	7,065
CSX Corp.	6.750%	3/15/11	24,540	25,433
CSX Corp.	6.300%	3/15/12	10,668	11,491
CSX Corp.	5.750%	3/15/13	7,475	8,220
CSX Corp.	5.500%	8/1/13	6,900	7,613

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CSX Corp.	6.250%	4/1/15	4,262	4,964
	Delta Air Lines Inc.	7.570%	11/18/10	66,365	67,112
5	Delta Air Lines Inc.	6.619%	3/18/11	1,932	1,942
	Delta Air Lines Inc.	7.111%	9/18/11	17,510	18,342
	Delta Air Lines Inc.	6.417%	7/2/12	9,690	9,811
5	Delta Air Lines Inc.	8.021%	8/10/22	4,477	4,366
6	ERAC USA Finance LLC	8.000%	1/15/11	8,400	8,646
6	ERAC USA Finance LLC	5.800%	10/15/12	14,600	15,822
6	ERAC USA Finance LLC	2.750%	7/1/13	21,500	21,832
6	ERAC USA Finance LLC	5.600%	5/1/15	7,339	8,185
	Greenbrier Cos. Inc.	8.375%	5/15/15	9,113	8,783
4,5	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.912%	12/15/13	11,408	10,494
4	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.957%	3/15/14	25,765	21,515
4	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.886%	11/15/16	19,135	14,351
	Norfolk Southern Corp.	6.750%	2/15/11	16,300	16,796
	Ryder System Inc.	6.000%	3/1/13	39,370	42,612
6	Southwest Airlines Co.	10.500%	12/15/11	24,225	26,829
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	2,456	2,600
	Union Pacific Corp.	5.450%	1/31/13	4,580	5,005
					10,843,762
Utilities (5.7%)
	Electric (4.5%)
	Alabama Power Co.	4.850%	12/15/12	6,640	7,202
	Ameren Corp.	8.875%	5/15/14	25,100	29,100
	American Water Capital Corp.	6.085%	10/15/17	29,200	31,719
	Appalachian Power Co.	5.550%	4/1/11	19,000	19,562
	Appalachian Power Co.	5.650%	8/15/12	16,820	18,052
	Appalachian Power Co.	3.400%	5/24/15	24,500	25,365
	Carolina Power & Light Co.	6.500%	7/15/12	38,537	42,257
	Carolina Power & Light Co.	5.125%	9/15/13	12,286	13,546
	Carolina Power & Light Co.	5.150%	4/1/15	4,900	5,497
	CenterPoint Energy Houston Electric LLC	5.700%	3/15/13	2,950	3,260
	Cleveland Electric Illuminating Co.	5.650%	12/15/13	2,925	3,188
4	CMS Energy Corp.	1.476%	1/15/13	10,000	9,450
	Commonwealth Edison Co.	5.400%	12/15/11	14,049	14,864
	Commonwealth Edison Co.	6.150%	3/15/12	11,200	12,101
	Commonwealth Edison Co.	4.700%	4/15/15	2,807	3,089
	Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	5,000	5,446
	Consumers Energy Co.	5.000%	2/15/12	4,300	4,523
	Consumers Energy Co.	5.375%	4/15/13	33,610	36,742
5	Dominion Resources Inc.	6.300%	9/30/11	37,740	35,206
	Dominion Resources Inc.	5.700%	9/17/12	12,107	13,139
	Dominion Resources Inc.	5.000%	3/15/13	3,800	4,142
	DPL Inc.	6.875%	9/1/11	44,692	47,239
	DTE Energy Co.	7.625%	5/15/14	4,900	5,749
	Duke Energy Carolinas LLC	5.300%	10/1/15	4,900	5,608
	Duke Energy Corp.	3.350%	4/1/15	19,500	20,126
	Duke Energy Ohio Inc.	2.100%	6/15/13	23,100	23,527
6	EDP Finance BV	5.375%	11/2/12	60,896	63,704
6	Enel Finance International SA	5.700%	1/15/13	4,800	5,183
6	Enel Finance International SA	3.875%	10/7/14	37,750	38,692
	Entergy Arkansas Inc.	5.400%	8/1/13	42,280	46,657
	Exelon Generation Co. LLC	5.350%	1/15/14	19,500	21,349
	FirstEnergy Corp.	6.450%	11/15/11	345	363
	Florida Power Corp.	6.650%	7/15/11	3,400	3,580
	Florida Power Corp.	4.800%	3/1/13	14,480	15,714
5,6	FPL Energy Marcus Hook LP	7.590%	7/10/18	18,613	19,035
4	FPL Group Capital Inc.	1.419%	6/17/11	23,250	23,366
4	FPL Group Capital Inc.	0.774%	11/9/12	25,750	25,750
5	FPL Group Capital Inc.	6.350%	10/1/16	8,820	8,167
4	Georgia Power Co.	0.857%	3/15/13	31,000	30,954
	Georgia Power Co.	6.000%	11/1/13	8,105	9,233
5,6	GWF Energy LLC	6.131%	12/30/11	2,489	2,513

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	9,700	9,875
6 International Transmission Co.	4.450%	7/15/13	8,800	9,396
6 Israel Electric Corp. Ltd.	7.250%	1/15/19	5,500	6,140
MidAmerican Energy Co.	5.650%	7/15/12	39,025	42,245
Midamerican Energy Holdings Co.	3.150%	7/15/12	36,805	38,079
Midamerican Energy Holdings Co.	5.000%	2/15/14	3,000	3,282
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	24,300	26,650
National Rural Utilities Cooperative Finance Corp.	2.625%	9/16/12	26,340	27,098
National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	69,773	77,584
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	4,900	5,421
Nevada Power Co.	8.250%	6/1/11	5,525	5,853
Nevada Power Co.	6.500%	4/15/12	8,150	8,822
Nevada Power Co.	5.875%	1/15/15	6,650	7,478
6 Niagara Mohawk Power Corp.	3.553%	10/1/14	4,830	5,047
Northeast Utilities	7.250%	4/1/12	16,260	17,630
Northeast Utilities	5.650%	6/1/13	23,225	25,162
Northern States Power Co.	4.750%	8/1/10	7,350	7,350
Northern States Power Co.	8.000%	8/28/12	20,550	23,424
NSTAR Electric Co.	4.875%	10/15/12	5,430	5,840
Ohio Power Co.	5.300%	11/1/10	10,030	10,136
Oncor Electric Delivery Co. LLC	6.375%	5/1/12	28,820	31,120
Oncor Electric Delivery Co. LLC	5.950%	9/1/13	32,595	36,232
Pacific Gas & Electric Co.	4.200%	3/1/11	11,950	12,182
Pacific Gas & Electric Co.	6.250%	12/1/13	12,596	14,428
Pacific Gas & Electric Co.	4.800%	3/1/14	9,728	10,765
Peco Energy Co.	5.950%	11/1/11	8,500	9,001
Peco Energy Co.	5.600%	10/15/13	7,300	8,151
Peco Energy Co.	5.000%	10/1/14	4,855	5,410
PG&E Corp.	5.750%	4/1/14	41,850	46,945
5 PPL Capital Funding Inc.	6.700%	3/30/17	20,650	18,749
PPL Electric Utilities Corp.	7.125%	11/30/13	20,260	23,847
PPL Energy Supply LLC	5.400%	8/15/14	8,725	9,579
Progress Energy Inc.	7.100%	3/1/11	3,170	3,280
Progress Energy Inc.	6.850%	4/15/12	31,660	34,429
Progress Energy Inc.	6.050%	3/15/14	10,430	11,793
6 PSEG Power LLC	2.500%	4/15/13	16,525	16,750
PSEG Power LLC	5.000%	4/1/14	9,650	10,466
Public Service Co. of Colorado	7.875%	10/1/12	6,741	7,680
Public Service Electric & Gas Co.	5.125%	9/1/12	6,215	6,693
Public Service Electric & Gas Co.	5.000%	8/15/14	9,500	10,492
Public Service Electric & Gas Co.	2.700%	5/1/15	21,500	22,214
Sierra Pacific Power Co.	5.450%	9/1/13	9,280	10,106
Southern California Edison Co.	5.000%	1/15/14	3,300	3,656
Southern California Edison Co.	5.750%	3/15/14	12,925	14,721
4 Southern Co.	0.918%	10/21/11	31,800	31,863
Southern Co.	5.300%	1/15/12	11,931	12,648
Southern Co.	4.150%	5/15/14	4,650	4,956
Tampa Electric Co.	6.875%	6/15/12	19,330	21,062
Tampa Electric Co.	6.375%	8/15/12	7,459	8,112
6 Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	34,100	35,061
Virginia Electric and Power Co.	4.750%	3/1/13	31,625	34,397
Wisconsin Energy Corp.	6.500%	4/1/11	35,040	36,425
Natural Gas (1.2%)
AGL Capital Corp.	7.125%	1/14/11	9,900	10,166
5 Enbridge Energy Partners LP	8.050%	10/1/17	4,615	4,548
Energy Transfer Partners LP	5.650%	8/1/12	12,660	13,432
Energy Transfer Partners LP	6.000%	7/1/13	18,540	20,089
Enterprise Products Operating LLC	7.500%	2/1/11	24,400	25,101
Enterprise Products Operating LLC	4.600%	8/1/12	21,450	22,515
Enterprise Products Operating LLC	6.375%	2/1/13	7,300	8,030
Enterprise Products Operating LLC	5.650%	4/1/13	26,970	29,412
Enterprise Products Operating LLC	5.900%	4/15/13	36,800	40,317
Enterprise Products Operating LLC	9.750%	1/31/14	25,925	31,796

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Enterprise Products Operating LLC	8.375%	8/1/16	20,700	21,298
6	Gulf South Pipeline Co. LP	5.750%	8/15/12	23,400	24,900
	Kinder Morgan Energy Partners LP	6.750%	3/15/11	3,750	3,890
	Kinder Morgan Energy Partners LP	5.850%	9/15/12	14,600	15,760
	Magellan Midstream Partners LP	6.450%	6/1/14	3,650	4,126
6	NGPL PipeCo LLC	6.514%	12/15/12	58,345	61,359
	ONEOK Partners LP	5.900%	4/1/12	15,090	16,111
	Plains All American Pipeline LP / PAA Finance Corp.	4.250%	9/1/12	14,465	15,292
6	Rockies Express Pipeline LLC	6.250%	7/15/13	18,400	20,059
6	Rockies Express Pipeline LLC	3.900%	4/15/15	4,850	4,826
5	Southern Union Co.	7.200%	11/1/11	17,625	15,642
	TransCanada PipeLines Ltd.	4.000%	6/15/13	4,900	5,245
	TransCanada PipeLines Ltd.	3.400%	6/1/15	18,000	18,927
5	TransCanada PipeLines Ltd.	6.350%	5/15/17	7,500	6,829
	Williams Partners LP	3.800%	2/15/15	19,400	20,209
					2,139,563

Total Corporate Bonds (Cost $24,264,822)					24,900,097

Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
6	Abu Dhabi National Energy Co.	5.620%	10/25/12	4,000	4,172
6	Abu Dhabi National Energy Co.	4.750%	9/15/14	12,000	12,326
6	Abu Dhabi National Energy Co.	5.875%	10/27/16	4,000	4,183
6	Central American Bank for Economic Integration	5.375%	9/24/14	10,000	10,658
6	Emirate of Abu Dhabi	5.500%	4/8/14	9,740	10,738
	European Investment Bank	4.250%	7/15/13	8,750	9,508
	European Investment Bank	2.750%	3/23/15	8,750	9,093
	Export-Import Bank of Korea	5.500%	10/17/12	17,800	18,936
6	Gaz Capital SA for Gazprom	6.212%	11/22/16	5,500	5,686
6,9	Hana Bank	6.500%	4/9/12	4,580	4,877
6	Industrial Bank of Korea	7.125%	4/23/14	6,700	7,639
6,10	Irish Life & Permanent Group Holdings PLC	3.600%	1/14/13	10,000	9,930
	Korea Development Bank	5.300%	1/17/13	18,675	19,734
6	Korea Gas Corp.	6.000%	7/15/14	4,500	4,942
	Kreditanstalt fuer Wiederaufbau	3.250%	3/15/13	8,750	9,227
	Kreditanstalt fuer Wiederaufbau	1.375%	7/15/13	4,400	4,411
11	Kreditanstalt fuer Wiederaufbau	2.750%	10/21/14	8,750	9,077
6	MDC-GMTN B.V.	5.750%	5/6/14	16,200	17,480
6	National Agricultural Cooperative Federation	5.000%	9/30/14	10,000	10,491
	Nordic Investment Bank	2.500%	7/15/15	18,000	18,486
	Petrobras International Finance Co. - Pifco	9.125%	7/2/13	5,587	6,565
	Petrobras International Finance Co. - Pifco	7.750%	9/15/14	1,600	1,854
5,6	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	5,800	5,658
6	Petronas Capital Ltd.	7.000%	5/22/12	20,700	22,587
5,6	PF Export Receivables Master Trust	3.748%	6/1/13	4,201	4,157
5,6	PF Export Receivables Master Trust	6.436%	6/1/15	8,941	9,517
	Poland Government International Bond	3.875%	7/16/15	6,800	6,961
	Province of Ontario Canada	3.500%	7/15/13	8,750	9,308
	Province of Ontario Canada	2.950%	2/5/15	8,750	9,140
6	Qatar Government International Bond	5.150%	4/9/14	3,200	3,460
6	Qatar Government International Bond	4.000%	1/20/15	8,000	8,301
5,6	Qatar Petroleum	5.579%	5/30/11	5,224	5,350
6,12	Qatari Diar Finance QSC	3.500%	7/21/15	4,600	4,649
5,6	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	14,590	15,697
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	6,675	7,288
	Republic of Italy	2.125%	10/5/12	8,750	8,731
6	TDIC Finance Ltd.	6.500%	7/2/14	14,000	15,155
6	TransCapitalInvest Ltd. for OJSC AK Transneft	5.670%	3/5/14	19,675	20,878

Total Sovereign Bonds (Cost $350,080)					366,850

Taxable Municipal Bonds (0.4%)
	Board of Trustees of The Leland Stanford Junior
	University	3.625%	5/1/14	4,000	4,304
	Duke University	4.200%	4/1/14	7,200	7,841

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Florida Hurricane Catastrophe Fund Finance Corp. Rev.	1.121%	10/15/12	47,450	45,632
	Howard Hughes Medical Institute	3.450%	9/1/14	6,200	6,597
	Illinois GO	2.766%	1/1/12	24,000	24,038
	Illinois GO	4.071%	1/1/14	15,000	15,014
	Louisiana Local Govt. Environmental Fac. & Community
	Dev. Auth. Rev.	3.220%	2/1/21	29,250	29,447
	Louisiana Local Govt. Environmental Fac. & Community
	Dev. Auth. Rev.	3.450%	2/1/22	13,800	13,872
	New York City NY IDA Special Fac. Rev. (American
	Airlines Inc. J.F.K International Project)	7.500%	8/1/16	3,400	3,483

Total Taxable Municipal Bonds (Cost $150,167)					150,228

Tax-Exempt Municipal Bonds (0.1%)
4	Calhoun County TX Ind. Dev. VRDO	1.750%	1/1/24	10,000	10,000
4	California Housing Finance Agency Home Mortgage
	Rev. VRDO	0.250%	8/1/37	10,560	10,560
4	California Housing Finance Agency Multifamily Housing
	Rev. VRDO	0.250%	2/1/37	15,945	15,945

Total Tax-Exempt Municipal Bonds (Cost $36,505)					36,505

				Shares

Convertible Preferred Stock (0.0%)
7	Lehman Brothers Holdings Inc. Pfd. (Cost $29,160)	7.250%		29,160	36

Preferred Stocks (0.3%)
	Southern California Edison Co. Pfd.	5.349%		717,682	71,592
	Goldman Sachs Group Inc. Pfd.	4.000%		721,475	14,552
	Santander Finance Preferred SA UnipersonalPfd.	10.500%		311,773	8,729
	General Electric Capital Corp. Pfd.	6.450%		300,000	7,656
	Aspen Insurance Holdings Ltd. Pfd.	7.401%		262,600	5,856
	Federal National Mortgage Assn. Pfd.	4.500%		934,000	327

Total Preferred Stocks (Cost $135,198)					108,712

Temporary Cash Investment (2.2%)
Money Market Fund (2.2%)
13	Vanguard Market Liquidity Fund (Cost $818,472)	0.297%		818,471,954	818,472

					Market
			Expiration	Contracts[14]	Value•
Swaption Contracts Purchased			Date	($000)	($000)
Put Swaption Contracts
Pay a fixed rate of 3.195% and receive a floating rate based on 3-month
	LIBOR. Counterparty is Barclays Bank PLC.		10/12/10	22,000	165
Pay a fixed rate of 1.600% and receive a floating rate based on 3-month
	LIBOR. Counterparty is Barclays Bank PLC.		10/12/10	100,000	3
Total Swaption Contracts Purchased (Cost $418)					168

Total Investments (99.0%) (Cost $36,157,130)					36,914,005

Liability for Swaption Contracts
Written
Put Swaption Contracts
Receive a fixed rate of 3.695% and pay a floating rate based on 3-month
LIBOR. Counterparty is Barclays Bank PLC.			10/12/10	22,000	(20)
Receive a fixed rate of 1.100% and pay a floating rate based on 3-month
LIBOR. Counterparty is Barclays Bank PLC.			10/12/10	100,000	(44)

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010
Total Liability for Swaption Contracts Written (Premiums received $313)	(64)
Other Assets and Liabilities—Net (1.0%)	390,095
Net Assets (100%)	37,304,036

1 Securities with a value of $22,316,000 have been segregated as initial margin for open futures contracts.
2 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the aggregate value of these securities was $5,999,326,000, representing 16.1% of net assets.
7 Non-income-producing security--security in default.
8 Non-income-producing security—issuer has suspended all payments until February 1, 2012.
9 Guaranteed by the Republic of Korea.
10 Guaranteed by the Republic of Ireland.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the State of Qatar.
13 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
14 One contract represents a notational amout of $1.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.

22

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (2.9%)
U.S. Government Securities (2.3%)
	United States Treasury Note/Bond	0.875%	5/31/11	7,600	7,636
	United States Treasury Note/Bond	1.375%	2/15/13	9,000	9,149
	United States Treasury Note/Bond	1.375%	3/15/13	10,000	10,169
	United States Treasury Note/Bond	2.250%	5/31/14	1,200	1,250
	United States Treasury Note/Bond	2.625%	6/30/14	113,010	119,279
	United States Treasury Note/Bond	2.125%	11/30/14	55,000	56,779
	United States Treasury Note/Bond	4.125%	5/15/15	28,000	31,369
	United States Treasury Note/Bond	9.875%	11/15/15	9,000	12,719
	United States Treasury Note/Bond	2.375%	3/31/16	2,000	2,052
	United States Treasury Note/Bond	2.625%	4/30/16	4,700	4,880
1	United States Treasury Note/Bond	3.875%	5/15/18	42,360	46,788
	United States Treasury Note/Bond	2.750%	2/15/19	6,395	6,438
	United States Treasury Note/Bond	3.625%	8/15/19	34,600	36,881
					345,389
Agency Bonds and Notes (0.6%)
2,3	Federal Home Loan Mortgage Corp.	0.268%	2/2/12	82,500	82,277
2,3	Federal Home Loan Mortgage Corp.	0.303%	2/10/12	14,150	14,153
					96,430
Nonconventional Mortgage-Backed Securities (0.0%)
2,4	Freddie Mac Non Gold Pool	3.244%	8/1/32	705	715
2,4	Freddie Mac Non Gold Pool	3.393%	9/1/32	294	303
					1,018

Total U.S. Government and Agency Obligations (Cost $427,244)					442,837

Asset-Backed/Commercial Mortgage-Backed Securities (14.1%)
4,5	Ally Auto Receivables Trust	2.330%	6/17/13	4,750	4,846
4,5	Ally Auto Receivables Trust	3.050%	12/15/14	19,860	20,753
4,5	Ally Auto Receivables Trust	3.000%	10/15/15	1,875	1,951
4,5	Ally Master Owner Trust	2.880%	4/15/15	17,750	18,216
4,5	Ally Master Owner Trust	3.470%	4/15/15	3,900	3,998
4,5	Ally Master Owner Trust	3.870%	4/15/15	1,800	1,846
4,5	Ally Master Owner Trust	4.250%	4/15/17	3,100	3,293
4,5	Ally Master Owner Trust	4.590%	4/15/17	3,280	3,428
3,4,5	American Express Credit Account Master Trust	0.671%	6/17/13	1,230	1,229
3,4,5	American Express Credit Account Master Trust	0.631%	8/15/13	3,000	2,994
3,4,5	American Express Credit Account Master Trust	0.621%	12/15/13	1,500	1,493
3,4,5	American Express Credit Account Master Trust	0.621%	3/17/14	1,500	1,485
3,4,5	American Express Credit Account Master Trust	0.611%	9/15/14	450	443
3,4,5	American Express Credit Account Master Trust	0.761%	1/15/15	1,160	1,140
3,4	American Express Credit Account Master Trust	1.441%	3/15/16	1,500	1,516
3,4	American Express Credit Account Master Trust	1.441%	3/15/16	930	940
3,4	American Express Credit Account Master Trust	1.441%	4/15/16	1,000	1,011
3,4,5	American Express Credit Account Master Trust	1.011%	12/15/16	1,000	971
3,4	American Express Credit Account Master Trust	1.591%	3/15/17	12,750	13,223
3,4	AmeriCredit Automobile Receivables Trust	5.348%	1/6/15	5,500	5,787
3,4	AmeriCredit Automobile Receivables Trust	5.348%	4/6/15	5,000	5,312
4	Americredit Prime Automobile Receivable	2.210%	1/15/14	1,900	1,932
4	Americredit Prime Automobile Receivable	2.900%	12/15/14	1,480	1,532
3,4,5	Arkle Master Issuer PLC	1.634%	5/17/60	62,450	62,294
5	BA Covered Bond Issuer	5.500%	6/14/12	11,000	11,727
3,4	BA Credit Card Trust	0.341%	4/15/14	4,720	4,705
3,4	BA Credit Card Trust	0.631%	6/15/14	10,000	9,717
3,4	BA Credit Card Trust	0.371%	4/15/16	24,240	23,984
3,4	BA Credit Card Trust	0.401%	4/15/16	1,750	1,733
3,4	BA Credit Card Trust	0.401%	9/15/16	14,000	13,834
3,4	BA Credit Card Trust	0.411%	12/15/16	8,000	7,899
3,4	BA Credit Card Trust	0.381%	11/15/19	16,210	15,696
4	Banc of America Commercial Mortgage Inc.	5.115%	10/10/45	7,700	8,225
4	Banc of America Commercial Mortgage Inc.	5.634%	7/10/46	10,830	11,287
3,4	Banc of America Commercial Mortgage Inc.	5.634%	4/10/49	14,800	15,341

23

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,4	Banc of America Commercial Mortgage Inc.	5.689%	4/10/49	21,282	21,388
3,4	Banc of America Commercial Mortgage Inc.	6.184%	2/10/51	31,812	34,195
4,5	Bank of America Auto Trust	3.030%	10/15/16	5,050	5,276
3,4,5	Bank of America Student Loan Trust	1.362%	2/25/43	35,700	35,700
3,4	Bank One Issuance Trust	1.141%	2/15/17	1,200	1,170
4	Bear Stearns Commercial Mortgage Securities	5.462%	4/12/38	8,200	9,042
3,4	Bear Stearns Commercial Mortgage Securities	5.717%	6/11/40	36,740	38,461
4	Bear Stearns Commercial Mortgage Securities	4.945%	2/11/41	7,107	7,309
4	Bear Stearns Commercial Mortgage Securities	4.254%	7/11/42	3,101	3,122
4	Bear Stearns Commercial Mortgage Securities	4.871%	9/11/42	3,530	3,751
4	Bear Stearns Commercial Mortgage Securities	5.148%	10/12/42	9,000	9,712
4	Bear Stearns Commercial Mortgage Securities	5.574%	6/11/50	13,000	13,596
4	Bear Stearns Commercial Mortgage Securities	5.613%	6/11/50	11,900	12,406
3,4,5	BMW Floorplan Master Owner Trust	1.491%	9/15/14	30,665	31,033
3,4	Capital One Multi-Asset Execution Trust	0.631%	3/17/14	9,065	8,979
3,4	Capital One Multi-Asset Execution Trust	0.641%	6/16/14	8,300	8,133
3,4	Capital One Multi-Asset Execution Trust	0.661%	7/15/14	10,700	10,470
3,4	Capital One Multi-Asset Execution Trust	0.641%	11/15/14	13,760	13,352
3,4	Capital One Multi-Asset Execution Trust	0.371%	3/16/15	2,100	2,091
3,4	Capital One Multi-Asset Execution Trust	0.576%	7/15/15	2,750	2,735
3,4	Capital One Multi-Asset Execution Trust	0.401%	1/15/16	16,150	16,039
3,4	Capital One Multi-Asset Execution Trust	0.371%	4/15/16	3,600	3,569
3,4	Capital One Multi-Asset Execution Trust	0.401%	7/15/16	7,900	7,826
3,4	Capital One Multi-Asset Execution Trust	2.591%	7/15/16	12,000	11,892
3,4	Capital One Multi-Asset Execution Trust	0.551%	12/15/16	1,250	1,243
3,4	Capital One Multi-Asset Execution Trust	0.431%	6/17/19	23,070	22,467
3,4	Capital One Multi-Asset Execution Trust	0.391%	11/15/19	1,130	1,094
3,4	Capital One Multi-Asset Execution Trust	0.421%	12/16/19	62,785	60,895
3,4	Capital One Multi-Asset Execution Trust	0.381%	7/15/20	44,800	43,149
3,4	Chase Issuance Trust	0.631%	1/15/14	2,800	2,764
3,4	Chase Issuance Trust	0.781%	1/15/15	5,700	5,608
3,4	Chase Issuance Trust	0.801%	4/15/19	5,700	5,294
4	Chrysler Financial Auto Securitization Trust	2.940%	6/8/13	7,530	7,600
4,5	Chrysler Financial Auto Securitization Trust	6.250%	5/8/14	5,600	5,833
4,5	Chrysler Financial Auto Securitization Trust	5.570%	8/8/14	5,600	5,788
4	Chrysler Financial Auto Securitization Trust	6.540%	11/10/14	3,300	3,459
4,5	Chrysler Financial Lease Trust	3.460%	9/16/13	1,210	1,211
3,4	Citibank Credit Card Issuance Trust	0.399%	4/24/14	1,700	1,694
3,4	Citibank Credit Card Issuance Trust	0.751%	7/15/14	34,895	33,556
3,4	Citibank Credit Card Issuance Trust	0.738%	2/20/15	6,220	5,902
4	Citibank Credit Card Issuance Trust	4.850%	3/10/17	10,000	11,257
3,4	Citibank Credit Card Issuance Trust	0.799%	3/24/17	1,520	1,381
3,4	Citibank Credit Card Issuance Trust	1.538%	5/22/17	4,400	4,555
3,4	Citibank Credit Card Issuance Trust	0.566%	12/17/18	3,111	2,999
3,4	Citibank Credit Card Issuance Trust	0.597%	12/17/18	11,300	10,965
3,4	Citibank Credit Card Issuance Trust	1.713%	5/20/20	11,800	12,537
3,4,5	Citibank Omni Master Trust	2.441%	5/16/16	14,300	14,491
4,5	Citibank Omni Master Trust	5.350%	8/15/18	13,340	14,511
4	Citibank Omni Master Trust	4.900%	11/15/18	38,560	40,992
4,5	CitiFinancial Auto Issuance Trust	2.590%	10/15/13	27,025	27,469
4,5	CitiFinancial Auto Issuance Trust	3.150%	8/15/16	7,300	7,527
4	Citigroup Commercial Mortgage Trust	5.431%	10/15/49	10,000	10,497
4	Citigroup Commercial Mortgage Trust	5.698%	12/10/49	13,000	13,610
4	CNH Equipment Trust	3.000%	8/17/15	12,210	12,757
3,4	Commercial Mortgage Pass Through Certificates	4.982%	5/10/43	1,000	1,071
4	Commercial Mortgage Pass Through Certificates	5.811%	12/10/49	5,600	5,817
3,4	Credit Suisse First Boston Mortgage Securities Corp.	5.014%	2/15/38	10,420	10,979
3,4	Credit Suisse First Boston Mortgage Securities Corp.	5.104%	8/15/38	2,000	2,157
3,4	Credit Suisse First Boston Mortgage Securities Corp.	5.230%	12/15/40	25,224	27,065
4	Credit Suisse Mortgage Capital Certificates	5.824%	6/15/38	15,484	16,549
4	Credit Suisse Mortgage Capital Certificates	5.722%	6/15/39	11,000	11,430
4	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	8,800	9,127
3,4	Discover Card Master Trust	1.641%	12/15/14	33,000	33,601
3,4	Discover Card Master Trust	1.641%	2/17/15	19,125	19,497

24

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,4	Discover Card Master Trust	0.877%	6/15/15	31,200	31,181
3,4	Discover Card Master Trust	0.991%	9/15/15	13,950	14,045
4	Discover Card Master Trust	5.650%	12/15/15	15,000	16,847
3,4	Discover Card Master Trust I	0.421%	1/19/16	32,000	31,678
3,4	Discover Card Master Trust I	0.421%	9/15/16	11,000	10,849
4	Ford Credit Auto Owner Trust	2.930%	11/15/15	1,000	1,038
4	Ford Credit Auto Owner Trust	3.220%	3/15/16	1,210	1,252
3,4	Ford Credit Floorplan Master Owner Trust	1.891%	9/15/14	22,400	22,784
3,4,5	Ford Credit Floorplan Master Owner Trust	1.991%	12/15/14	18,000	18,378
3,4,5	Ford Credit Floorplan Master Owner Trust	2.591%	12/15/14	16,500	16,514
3,4,5	Ford Credit Floorplan Master Owner Trust	2.991%	12/15/14	37,130	37,166
3,4,5	Ford Credit Floorplan Master Owner Trust	2.041%	2/15/17	11,390	11,746
4,5	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	1,510	1,621
4	GE Capital Commercial Mortgage Corp.	4.974%	7/10/45	28,700	30,701
4	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	2,668	2,709
4	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	35,200	37,004
4	Greenwich Capital Commercial Funding Corp.	5.888%	7/10/38	8,210	8,844
4	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	8,620	9,023
4	GS Mortgage Securities Corp. II	5.506%	4/10/38	13,484	13,670
4	GS Mortgage Securities Corp. II	4.751%	7/10/39	5,300	5,517
4	Harley-Davidson Motorcycle Trust	3.320%	2/15/17	4,000	4,163
4	Harley-Davidson Motorcycle Trust	2.540%	4/15/17	3,600	3,697
4,5	Hertz Vehicle Financing LLC	5.290%	3/25/16	24,300	26,329
4,5	Hertz Vehicle Financing LLC	3.740%	2/25/17	28,500	28,489
4	Hyundai Auto Receivables Trust	3.150%	3/15/16	4,200	4,413
3,4,5	Hyundai Floorplan Master Owner Trust	1.591%	11/17/14	3,970	4,029
4,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.633%	12/5/27	8,840	9,671
3,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.475%	4/15/43	20,045	21,475
4,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.608%	6/15/43	10,030	10,551
4,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.058%	6/15/43	13,250	14,046
4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.873%	4/15/45	22,300	24,126
3,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.038%	3/15/46	6,799	7,319
4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.794%	2/12/51	12,000	12,480
4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.827%	2/15/51	13,370	13,947
4	LB-UBS Commercial Mortgage Trust	5.347%	11/15/38	56,411	58,438
4	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	15,275	15,409
4	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	36,550	37,552
3,4	MBNA Credit Card Master Note Trust	1.691%	10/15/14	875	860
3,4	MBNA Credit Card Master Note Trust	0.761%	7/15/15	22,695	21,581
3,4	MBNA Credit Card Master Note Trust	1.241%	11/15/16	10,200	9,594
4	Merrill Lynch Mortgage Trust	5.721%	6/12/50	11,000	11,443
3,4	Merrill Lynch Mortgage Trust	5.826%	6/12/50	10,200	10,491
4	Merrill Lynch Mortgage Trust	5.690%	2/12/51	15,000	15,478
4	Morgan Stanley Capital I	5.648%	6/11/42	24,100	24,957
4	Morgan Stanley Capital I	4.989%	8/13/42	34,340	36,572
4	Morgan Stanley Capital I	5.623%	12/12/49	4,700	4,900
3,4	National City Credit Card Master Trust	0.391%	8/15/12	10,000	9,999
3,4	National City Credit Card Master Trust	0.391%	3/17/14	15,000	14,854
4,5	Navistar Financial Corp. Owner Trust	1.990%	1/21/14	30,800	30,956
3,4,5	Navistar Financial Dealer Note Master Trust	1.779%	10/26/15	10,550	10,595
4	Nissan Auto Lease Trust	2.650%	1/15/15	1,875	1,910
3,4,5	Nissan Master Owner Trust Receivables	1.491%	1/15/15	16,750	16,978
3,4,5	Nordstrom Private Label Credit Card Master Note Trust	0.401%	5/15/15	34,300	33,706
3,4,5	Permanent Master Issuer PLC	1.676%	7/15/42	15,000	14,895
3,4,5	SMART Trust	1.841%	12/14/15	21,200	21,200
4,5	Tidewater Auto Receivables Trust	5.920%	5/15/17	8,526	8,552

25

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Volkswagen Auto Lease Trust	4.590%	3/17/14	11,500	11,961
4	Volkswagen Auto Loan Enhanced Trust	2.140%	8/22/16	450	463
4,5	Volvo Financial Equipment LLC	2.990%	5/15/17	3,700	3,689
4	Wachovia Bank Commercial Mortgage Trust	4.847%	10/15/41	24,308	25,951
4	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	5,000	5,378
3,4	Wachovia Bank Commercial Mortgage Trust	5.270%	12/15/44	4,115	4,434
3,4	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	13,360	14,270
4	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	8,800	9,122
4	Wachovia Bank Commercial Mortgage Trust	5.572%	10/15/48	33,775	34,788
4	World Omni Auto Receivables Trust	5.120%	5/15/14	7,700	8,314

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,060,553)					2,164,018

Corporate Bonds (78.4%)
Finance (35.5%)
	Banking (19.6%)
	AgriBank FCB	9.125%	7/15/19	5,000	6,008
	American Express Bank FSB	6.000%	9/13/17	4,250	4,733
	American Express Centurion Bank	5.950%	6/12/17	10,000	11,027
	American Express Centurion Bank	6.000%	9/13/17	48,060	53,611
	American Express Co.	4.875%	7/15/13	16,417	17,762
	American Express Co.	7.000%	3/19/18	29,000	34,335
	American Express Co.	8.125%	5/20/19	23,304	29,755
	Amsouth Bank	5.200%	4/1/15	10,000	9,772
4,5	ANZ Capital Trust II	5.360%	12/15/49	10,000	9,699
	Astoria Financial Corp.	5.750%	10/15/12	9,000	9,319
5	Australia & New Zealand Banking Group Ltd.	5.100%	1/13/20	7,000	7,398
5	Banco Santander Chile	5.375%	12/9/14	4,000	4,237
5	Banco Votorantim SA	7.375%	1/21/20	5,000	5,262
	Bank of America Corp.	4.500%	4/1/15	9,425	9,772
	Bank of America Corp.	5.250%	12/1/15	15,000	15,947
	Bank of America Corp.	6.500%	8/1/16	31,375	34,931
	Bank of America Corp.	5.420%	3/15/17	7,300	7,517
	Bank of America Corp.	6.000%	9/1/17	1,750	1,892
	Bank of America Corp.	5.625%	7/1/20	17,000	17,541
	Bank of America NA	5.300%	3/15/17	14,527	14,869
	Bank of America NA	6.100%	6/15/17	15,000	16,029
	Bank of New York Mellon Corp.	4.500%	4/1/13	10,000	10,849
	Bank of New York Mellon Corp.	4.950%	3/15/15	14,500	15,838
	Bank of New York Mellon Corp.	5.500%	12/1/17	5,465	5,970
	Bank of New York Mellon Corp.	5.450%	5/15/19	19,580	22,208
	Bank One Corp.	4.900%	4/30/15	15,000	16,069
	Barclays Bank PLC	5.200%	7/10/14	8,500	9,256
	Barclays Bank PLC	5.000%	9/22/16	40,000	42,854
	Barclays Bank PLC	6.750%	5/22/19	5,000	5,787
	Barclays Bank PLC	5.125%	1/8/20	15,000	15,609
4,5	Barclays Bank PLC	5.926%	12/15/49	15,000	12,750
	BB&T Corp.	4.750%	10/1/12	5,000	5,295
	BB&T Corp.	5.700%	4/30/14	14,500	16,127
	BB&T Corp.	5.200%	12/23/15	6,380	6,936
	BB&T Corp.	4.900%	6/30/17	15,300	15,937
	BB&T Corp.	6.850%	4/30/19	22,714	27,079
4	BBVA International Preferred SA Unipersonal	5.919%	12/31/49	7,000	5,635
	Bear Stearns Cos. LLC	5.700%	11/15/14	9,345	10,437
	Bear Stearns Cos. LLC	6.400%	10/2/17	30,000	34,527
	Bear Stearns Cos. LLC	7.250%	2/1/18	42,035	49,910
5	BNP Paribas / BNP Paribas US Medium-Term Note
	Program LLC	4.800%	6/24/15	17,000	17,771
	BNY Mellon NA	4.750%	12/15/14	5,000	5,481
3,5	BTMU Curacao Holdings NV	0.859%	12/19/16	10,790	10,477
	Capital One Financial Corp.	6.750%	9/15/17	20,000	23,485
3,5,6	CBG Florida REIT Corp.	7.114%	2/15/49	17,340	553
	Citigroup Inc.	5.500%	4/11/13	13,550	14,456
	Citigroup Inc.	6.500%	8/19/13	10,000	10,981

26

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Citigroup Inc.	6.375%	8/12/14	10,000	10,951
	Citigroup Inc.	5.000%	9/15/14	12,000	12,294
	Citigroup Inc.	5.300%	1/7/16	10,000	10,522
	Citigroup Inc.	5.850%	8/2/16	10,000	10,777
	Citigroup Inc.	6.125%	11/21/17	63,925	68,762
	Citigroup Inc.	8.500%	5/22/19	10,000	12,180
	Comerica Bank	5.700%	6/1/14	18,000	19,376
	Comerica Bank	5.750%	11/21/16	4,000	4,371
5	Commonwealth Bank of Australia	5.000%	10/15/19	10,000	10,598
	Credit Suisse	5.500%	5/1/14	49,320	54,453
	Credit Suisse	6.000%	2/15/18	60,692	66,092
	Credit Suisse	5.300%	8/13/19	60,000	65,818
	Credit Suisse AG	5.400%	1/14/20	37,000	39,162
	Credit Suisse USA Inc.	5.125%	1/15/14	2,460	2,685
	Credit Suisse USA Inc.	5.125%	8/15/15	2,000	2,210
4	Credit Suisse/Guernsey	5.860%	5/15/49	17,228	15,677
5	Danske Bank A/S	3.750%	4/1/15	9,000	9,290
	Deutsche Bank AG/London	6.000%	9/1/17	43,000	48,794
	Deutsche Bank Financial LLC	5.375%	3/2/15	10,000	10,869
	Discover Bank	8.700%	11/18/19	10,000	11,668
	Discover Bank	7.000%	4/15/20	13,665	14,575
	Fifth Third Bank	4.750%	2/1/15	31,825	33,502
	First Tennessee Bank NA	5.050%	1/15/15	5,000	4,847
	Goldman Sachs Group Inc.	6.000%	5/1/14	2,525	2,792
	Goldman Sachs Group Inc.	3.700%	8/1/15	22,000	22,207
	Goldman Sachs Group Inc.	5.350%	1/15/16	5,000	5,418
	Goldman Sachs Group Inc.	5.625%	1/15/17	29,000	29,974
	Goldman Sachs Group Inc.	6.250%	9/1/17	25,000	27,579
	Goldman Sachs Group Inc.	5.950%	1/18/18	18,000	19,344
	Goldman Sachs Group Inc.	6.150%	4/1/18	15,075	16,296
	Goldman Sachs Group Inc.	5.375%	3/15/20	25,000	25,709
	Goldman Sachs Group Inc.	6.000%	6/15/20	3,500	3,753
	HSBC Bank USA NA	4.625%	4/1/14	22,000	23,430
	Hudson United Bank	7.000%	5/15/12	9,200	9,959
5	ICICI Bank Ltd.	5.750%	1/12/12	2,675	2,755
	JPMorgan Chase & Co.	5.750%	1/2/13	12,000	13,003
	JPMorgan Chase & Co.	4.875%	3/15/14	6,440	6,950
	JPMorgan Chase & Co.	3.700%	1/20/15	5,650	5,885
	JPMorgan Chase & Co.	6.125%	6/27/17	10,000	11,124
	JPMorgan Chase & Co.	6.000%	1/15/18	28,000	31,578
	JPMorgan Chase & Co.	6.300%	4/23/19	24,150	27,387
	JPMorgan Chase & Co.	4.950%	3/25/20	8,000	8,375
	JPMorgan Chase & Co.	4.400%	7/22/20	35,000	35,143
4	JPMorgan Chase & Co.	7.900%	12/29/49	5,650	5,933
	JPMorgan Chase Bank NA	5.875%	6/13/16	10,000	11,106
	JPMorgan Chase Bank NA	6.000%	10/1/17	41,880	46,802
	KeyBank NA	4.950%	9/15/15	18,000	18,663
	KeyBank NA	5.450%	3/3/16	2,500	2,654
4,5,7	Lloyds Banking Group PLC	6.267%	11/14/49	6,875	4,056
5	Lloyds TSB Bank PLC	5.800%	1/13/20	15,000	15,098
	M&I Marshall & Ilsley Bank	5.250%	9/4/12	4,000	4,052
	M&I Marshall & Ilsley Bank	5.000%	1/17/17	10,000	9,290
3,5	Manufacturers & Traders Trust Co.	2.033%	4/1/13	2,750	2,640
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	38,555	43,216
	Mercantile Bankshares Corp.	4.625%	4/15/13	10,000	10,499
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	17,150	17,957
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	7,000	7,221
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	15,355	17,077
	Morgan Stanley	4.750%	4/1/14	26,250	27,054
	Morgan Stanley	6.000%	4/28/15	3,000	3,238
	Morgan Stanley	6.250%	8/28/17	3,825	4,075
	Morgan Stanley	5.950%	12/28/17	38,000	39,947
	Morgan Stanley	6.625%	4/1/18	62,150	67,563
	Morgan Stanley	7.300%	5/13/19	3,000	3,381

27

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Morgan Stanley	5.625%	9/23/19	28,000	28,531
	Morgan Stanley	5.500%	7/24/20	10,000	10,047
	National City Bank	6.250%	3/15/11	8,000	8,199
	National City Bank	5.250%	12/15/16	7,500	7,951
	National City Bank	5.800%	6/7/17	5,012	5,395
	National City Corp.	4.900%	1/15/15	28,435	31,036
	National City Corp.	6.875%	5/15/19	2,500	2,874
5	Nordea Bank AB	3.700%	11/13/14	7,100	7,379
5	Nordea Bank AB	4.875%	1/27/20	7,500	7,887
	Northern Trust Co.	5.850%	11/9/17	7,280	8,264
	Northern Trust Co.	6.500%	8/15/18	4,000	4,724
4,5	Northgroup Preferred Capital Corp.	6.378%	10/15/49	7,000	6,465
	PNC Bank NA	4.875%	9/21/17	6,100	6,261
	PNC Bank NA	6.000%	12/7/17	4,500	4,927
	PNC Bank NA	6.875%	4/1/18	33,085	37,966
	PNC Funding Corp.	4.250%	9/21/15	15,000	15,854
	PNC Funding Corp.	5.250%	11/15/15	13,685	14,959
	PNC Funding Corp.	6.700%	6/10/19	10,000	11,679
	PNC Funding Corp.	5.125%	2/8/20	5,000	5,300
	Regions Financial Corp.	6.375%	5/15/12	2,080	2,100
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	4,520	4,449
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	2,228	2,150
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	2,000	1,628
	Royal Bank of Scotland Group PLC	6.400%	10/21/19	20,500	21,653
5	Royal Bank of Scotland PLC	4.875%	8/25/14	63,290	65,165
	Royal Bank of Scotland PLC	4.875%	3/16/15	15,000	15,519
	Santander Holdings USA Inc.	4.800%	9/1/10	5,000	5,013
5	Scotland International Finance No 2 BV	7.700%	8/15/10	10,000	10,013
5	Societe Generale	5.750%	4/20/16	5,200	5,657
	SouthTrust Corp.	5.800%	6/15/14	14,705	15,948
3	Sovereign Bank	2.054%	8/1/13	2,458	2,384
	Sovereign Bank	8.750%	5/30/18	5,000	5,727
	State Street Bank and Trust Co.	5.300%	1/15/16	12,000	13,061
	State Street Corp.	4.300%	5/30/14	10,000	10,844
3	SunTrust Bank	0.833%	4/1/15	6,000	5,470
	SunTrust Bank	7.250%	3/15/18	13,000	14,477
5	Svenska Handelsbanken AB	5.125%	3/30/20	10,000	10,598
	UBS AG	5.875%	7/15/16	20,220	21,910
	UBS AG	5.875%	12/20/17	59,450	65,160
	UBS AG	5.750%	4/25/18	47,625	51,895
	UBS AG	4.875%	8/4/20	15,000	15,197
3,5	Unicredit Luxembourg Finance SA	0.867%	1/13/17	14,925	14,259
	Union Bank NA	5.950%	5/11/16	4,826	5,187
	Union Planters Corp.	7.750%	3/1/11	10,000	10,124
	UnionBanCal Corp.	5.250%	12/16/13	3,000	3,247
5	United Overseas Bank Ltd.	4.500%	7/2/13	7,000	7,333
	US Bank NA	6.300%	2/4/14	28,245	32,358
	US Bank NA	4.950%	10/30/14	21,115	23,323
4	USB Capital IX	6.189%	4/15/49	6,875	5,290
4,5	USB Realty Corp.	6.091%	12/15/49	3,450	2,424
	Wachovia Bank NA	4.800%	11/1/14	18,400	19,586
	Wachovia Bank NA	4.875%	2/1/15	15,400	16,416
	Wachovia Bank NA	5.600%	3/15/16	10,000	10,948
	Wachovia Bank NA	6.000%	11/15/17	22,000	24,361
	Wachovia Corp.	5.500%	5/1/13	5,270	5,775
	Wachovia Corp.	5.625%	10/15/16	35,000	38,296
	Wachovia Corp.	5.750%	6/15/17	10,000	11,143
	Wachovia Corp.	5.750%	2/1/18	29,600	33,213
6	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.500%	1/15/13	6,147	15
6	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.650%	8/15/14	7,500	19
6	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.125%	1/15/15	9,000	23

28

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Washington Mutual Finance Corp.	6.875%	5/15/11	5,000	5,167
	Wells Fargo & Co.	4.950%	10/16/13	4,500	4,838
	Wells Fargo & Co.	4.625%	4/15/14	10,000	10,534
	Wells Fargo & Co.	5.625%	12/11/17	40,400	44,901
	Wells Fargo Bank NA	4.750%	2/9/15	11,550	12,315
	Wells Fargo Bank NA	5.750%	5/16/16	17,500	19,387
	Westpac Banking Corp.	4.200%	2/27/15	10,000	10,651
	Westpac Banking Corp.	3.000%	8/4/15	15,000	15,067
	Westpac Banking Corp.	4.625%	6/1/18	3,925	3,960
	Westpac Banking Corp.	4.875%	11/19/19	15,000	15,761
4,5	Westpac Capital Trust III	5.819%	12/30/49	14,300	13,174
	Wilmington Trust Corp.	4.875%	4/15/13	18,305	17,823
	Zions Bancorporation	6.000%	9/15/15	11,000	10,203
	Zions Bancorporation	5.500%	11/16/15	8,000	7,240
	Brokerage (1.1%)
	Ameriprise Financial Inc.	7.300%	6/28/19	6,200	7,357
	Ameriprise Financial Inc.	5.300%	3/15/20	26,570	28,301
	BlackRock Inc.	6.250%	9/15/17	10,000	11,542
	BlackRock Inc.	5.000%	12/10/19	25,000	26,915
5	Blackstone Holdings Finance Co. LLC	6.625%	8/15/19	4,625	4,838
	Charles Schwab Corp.	4.950%	6/1/14	11,600	12,735
	Charles Schwab Corp.	4.450%	7/22/20	14,500	14,782
	Franklin Resources Inc.	4.625%	5/20/20	5,000	5,289
	Jefferies Group Inc.	5.875%	6/8/14	7,500	7,984
	Jefferies Group Inc.	8.500%	7/15/19	25,000	28,444
6	Lehman Brothers Holdings Inc.	5.625%	1/24/13	12,755	2,758
6	Lehman Brothers Holdings Inc.	6.200%	9/26/14	22,500	4,781
6	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	6
6	Lehman Brothers Holdings Inc.	6.875%	5/2/18	5,000	1,088
	Nomura Holdings Inc.	6.700%	3/4/20	7,500	8,216
	Finance Companies (2.9%)
	American General Finance Corp.	5.625%	8/17/11	15,500	15,190
	American General Finance Corp.	4.875%	7/15/12	12,000	11,250
	American General Finance Corp.	5.850%	6/1/13	15,000	13,913
	General Electric Capital Corp.	4.375%	3/3/12	1,170	1,223
	General Electric Capital Corp.	5.900%	5/13/14	15,000	16,841
	General Electric Capital Corp.	3.500%	6/29/15	37,800	38,615
	General Electric Capital Corp.	5.625%	9/15/17	55,525	60,313
	General Electric Capital Corp.	5.625%	5/1/18	120,750	131,523
	General Electric Capital Corp.	6.000%	8/7/19	20,000	22,188
4	General Electric Capital Corp.	6.375%	11/15/67	14,450	13,728
4	HSBC Finance Capital Trust IX	5.911%	11/30/35	27,500	24,063
	HSBC Finance Corp.	5.250%	1/15/14	9,050	9,697
	HSBC Finance Corp.	5.000%	6/30/15	11,000	11,751
	HSBC Finance Corp.	5.500%	1/19/16	48,058	52,389
3	HSBC Finance Corp.	0.968%	6/1/16	6,225	5,624
	International Lease Finance Corp.	4.950%	2/1/11	6,300	6,261
	International Lease Finance Corp.	5.450%	3/24/11	800	794
	International Lease Finance Corp.	5.750%	6/15/11	3,900	3,885
	SLM Corp.	5.050%	11/14/14	7,500	6,695
	SLM Corp.	8.450%	6/15/18	5,000	4,612
	Insurance (9.5%)
	ACE INA Holdings Inc.	5.875%	6/15/14	26,839	30,181
	ACE INA Holdings Inc.	5.600%	5/15/15	26,490	29,644
	ACE INA Holdings Inc.	5.700%	2/15/17	3,000	3,280
	ACE INA Holdings Inc.	5.800%	3/15/18	5,805	6,397
	ACE INA Holdings Inc.	5.900%	6/15/19	2,500	2,820
	Aetna Inc.	6.000%	6/15/16	11,900	13,762
	Aetna Inc.	6.500%	9/15/18	22,818	26,635
	Aflac Inc.	8.500%	5/15/19	18,000	22,002
	Allied World Assurance Co. Holdings Ltd.	7.500%	8/1/16	10,000	11,030
	Allstate Corp.	6.200%	5/16/14	4,760	5,482
	Allstate Corp.	7.450%	5/16/19	23,100	27,794

29

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Allstate Life Global Funding Trusts	5.375%	4/30/13	23,895	26,337
	American Financial Group Inc.	9.875%	6/15/19	10,000	12,239
	American International Group Inc.	5.050%	10/1/15	23,000	22,080
	American International Group Inc.	5.600%	10/18/16	20,000	19,200
	American International Group Inc.	5.450%	5/18/17	30,000	28,200
	American International Group Inc.	5.850%	1/16/18	38,000	36,100
	American International Group Inc.	8.250%	8/15/18	40,000	42,800
	Axis Capital Holdings Ltd.	5.750%	12/1/14	5,955	6,298
	Axis Specialty Finance LLC	5.875%	6/1/20	8,000	7,719
	Berkshire Hathaway Finance Corp.	4.000%	4/15/12	10,000	10,534
	Berkshire Hathaway Finance Corp.	4.600%	5/15/13	22,914	24,967
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	1,500	1,659
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	32,100	35,652
	Chubb Corp.	5.200%	4/1/13	10,820	11,800
	Chubb Corp.	5.750%	5/15/18	20,933	23,571
4	Chubb Corp.	6.375%	3/29/67	23,000	22,588
	CIGNA Corp.	7.000%	1/15/11	10,000	10,255
	CIGNA Corp.	6.350%	3/15/18	7,000	7,894
	CNA Financial Corp.	7.350%	11/15/19	6,000	6,499
	Coventry Health Care Inc.	5.875%	1/15/12	625	644
	Coventry Health Care Inc.	5.950%	3/15/17	4,000	3,922
	Genworth Financial Inc.	7.700%	6/15/20	3,000	3,050
4	Genworth Financial Inc.	6.150%	11/15/66	8,000	5,760
	Genworth Global Funding Trusts	5.750%	5/15/13	5,250	5,448
	Hartford Financial Services Group Inc.	4.625%	7/15/13	10,000	10,484
	Hartford Financial Services Group Inc.	4.000%	3/30/15	3,400	3,419
	Hartford Financial Services Group Inc.	5.500%	3/30/20	2,500	2,487
	HCC Insurance Holdings Inc.	6.300%	11/15/19	7,500	7,843
5	Health Care Service Corp.	7.750%	6/15/11	20,000	20,796
	Humana Inc.	7.200%	6/15/18	10,000	11,168
4	ING Groep NV	5.775%	12/8/49	3,120	2,527
5	Jackson National Life Global Funding	5.375%	5/8/13	6,605	7,103
5	Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,482
4,5	Liberty Mutual Group Inc.	7.000%	3/15/37	1,555	1,297
	Lincoln National Corp.	6.200%	12/15/11	7,000	7,414
	Lincoln National Corp.	6.250%	2/15/20	10,000	10,852
4	Lincoln National Corp.	6.050%	4/20/67	5,940	5,028
	Markel Corp.	7.125%	9/30/19	5,000	5,632
	Marsh & McLennan Cos. Inc.	5.375%	7/15/14	5,325	5,665
3,5	MassMutual Global Funding II	0.698%	12/6/13	20,000	19,742
	MetLife Inc.	5.375%	12/15/12	10,000	10,765
	MetLife Inc.	6.750%	6/1/16	15,000	17,408
	MetLife Inc.	6.817%	8/15/18	5,080	5,826
	MetLife Inc.	7.717%	2/15/19	29,439	35,949
5	Metropolitan Life Global Funding I	5.125%	4/10/13	108,720	117,912
5	Metropolitan Life Global Funding I	5.125%	6/10/14	4,400	4,819
3,5	Monumental Global Funding III	0.668%	1/25/13	10,000	9,724
	Nationwide Financial Services	5.900%	7/1/12	5,000	5,311
5	New York Life Global Funding	5.250%	10/16/12	5,000	5,439
5	New York Life Global Funding	4.650%	5/9/13	8,525	9,267
5	New York Life Global Funding	5.375%	9/15/13	7,000	7,838
5	New York Life Global Funding	3.000%	5/4/15	4,150	4,268
5	Ohio National Financial Services Inc.	6.375%	4/30/20	4,000	4,212
4,5	Oil Insurance Ltd.	7.558%	6/30/49	10,600	9,434
5	Pacific Life Global Funding	5.150%	4/15/13	22,404	24,065
5	Pacific LifeCorp	6.000%	2/10/20	8,000	8,439
	PartnerRe Finance B LLC	5.500%	6/1/20	22,500	22,315
5	Pricoa Global Funding I	5.450%	6/11/14	8,166	8,959
	Principal Financial Group Inc.	7.875%	5/15/14	10,000	11,744
	Principal Financial Group Inc.	8.875%	5/15/19	21,195	26,527
5	Principal Life Global Funding I	5.250%	1/15/13	5,000	5,362
4	Progressive Corp.	6.700%	6/15/37	16,500	15,792
	Protective Life Secured Trusts	4.000%	4/1/11	5,000	5,089
	Prudential Financial Inc.	5.100%	9/20/14	15,000	16,122

30

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Prudential Financial Inc.	4.750%	6/13/15	7,000	7,383
	Prudential Financial Inc.	6.100%	6/15/17	6,200	6,796
	Prudential Financial Inc.	7.375%	6/15/19	12,400	14,576
	Prudential Financial Inc.	5.375%	6/21/20	12,000	12,433
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	12,125
5	TIAA Global Markets Inc.	4.950%	7/15/13	2,750	3,016
	Travelers Cos. Inc.	5.500%	12/1/15	5,350	5,958
	Travelers Cos. Inc.	6.250%	6/20/16	13,370	15,478
	Travelers Cos. Inc.	5.750%	12/15/17	20,206	22,634
	Travelers Cos. Inc.	5.800%	5/15/18	18,710	20,798
	Travelers Cos. Inc.	5.900%	6/2/19	3,460	3,874
4	Travelers Cos. Inc.	6.250%	3/15/37	4,750	4,525
	Travelers Property Casualty Corp.	5.000%	3/15/13	15,000	16,237
	UnitedHealth Group Inc.	4.875%	4/1/13	4,880	5,257
	UnitedHealth Group Inc.	5.000%	8/15/14	20,930	22,955
	UnitedHealth Group Inc.	4.875%	3/15/15	7,585	8,302
	UnitedHealth Group Inc.	5.375%	3/15/16	15,000	16,858
	UnitedHealth Group Inc.	6.000%	6/15/17	19,335	21,872
	UnitedHealth Group Inc.	6.000%	11/15/17	23,150	26,269
	UnitedHealth Group Inc.	6.000%	2/15/18	15,114	17,371
	WellPoint Health Networks Inc.	6.375%	1/15/12	12,500	13,361
	WellPoint Inc.	6.800%	8/1/12	6,410	7,079
	WellPoint Inc.	6.000%	2/15/14	17,970	20,334
	WellPoint Inc.	5.250%	1/15/16	20,000	22,126
	WellPoint Inc.	5.875%	6/15/17	14,465	16,283
	WellPoint Inc.	7.000%	2/15/19	14,445	17,195
	Willis North America Inc.	7.000%	9/29/19	12,000	12,783
	XL Capital Finance Europe PLC	6.500%	1/15/12	3,000	3,131
5	Xlliac Global Funding	4.800%	8/10/10	3,300	3,302
4,5	ZFS Finance USA Trust IV	5.875%	5/9/32	1,284	1,156
	Other Finance (0.1%)
5	Cantor Fitzgerald LP	6.375%	6/26/15	5,600	5,680
5	Targeted Return Index Securities Trust	0.000%	1/15/12	9,200	9,595
	Real Estate Investment Trusts (2.3%)
	AMB Property LP	6.625%	12/1/19	5,000	5,448
	Boston Properties LP	6.250%	1/15/13	6,680	7,345
	Brandywine Operating Partnership LP	7.500%	5/15/15	10,000	11,134
	Brandywine Operating Partnership LP	5.700%	5/1/17	2,000	2,000
	Camden Property Trust	5.000%	6/15/15	5,000	5,272
	CommonWealth REIT	5.750%	2/15/14	6,061	6,371
	CommonWealth REIT	6.400%	2/15/15	9,500	10,127
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,500	7,500
	Developers Diversified Realty Corp.	7.500%	4/1/17	1,750	1,724
5	Digital Realty Trust LP	5.875%	2/1/20	7,000	7,172
	Duke Realty LP	7.375%	2/15/15	5,000	5,639
	Duke Realty LP	5.950%	2/15/17	5,000	5,186
	Duke Realty LP	6.500%	1/15/18	3,555	3,745
	Duke Realty LP	6.750%	3/15/20	5,000	5,400
	Equity One Inc.	6.250%	1/15/17	5,000	5,158
	ERP Operating LP	5.125%	3/15/16	11,000	11,838
	Federal Realty Investment Trust	5.900%	4/1/20	3,000	3,191
	HCP Inc.	6.000%	1/30/17	10,000	10,392
	Health Care REIT Inc.	5.875%	5/15/15	5,725	6,275
	Health Care REIT Inc.	6.125%	4/15/20	5,000	5,298
	Hospitality Properties Trust	7.875%	8/15/14	3,900	4,393
	Hospitality Properties Trust	6.300%	6/15/16	5,000	5,233
	Kimco Realty Corp.	5.783%	3/15/16	10,000	10,855
	Liberty Property LP	5.125%	3/2/15	5,000	5,230
	Mack-Cali Realty LP	7.750%	8/15/19	4,000	4,722
	National Retail Properties Inc.	6.875%	10/15/17	11,775	12,954
	ProLogis	5.625%	11/15/15	2,600	2,509
	ProLogis	5.625%	11/15/16	5,500	5,251
	ProLogis	6.625%	5/15/18	5,000	4,751

31

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ProLogis	7.375%	10/30/19	3,000	2,944
Realty Income Corp.	5.750%	1/15/21	3,000	3,146
Regency Centers LP	4.950%	4/15/14	5,000	5,261
Simon Property Group LP	6.750%	5/15/14	15,000	17,051
Simon Property Group LP	5.100%	6/15/15	6,320	6,894
Simon Property Group LP	5.250%	12/1/16	13,500	14,779
Simon Property Group LP	5.875%	3/1/17	3,300	3,663
Simon Property Group LP	6.125%	5/30/18	30,369	34,276
Simon Property Group LP	10.350%	4/1/19	22,815	30,999
Simon Property Group LP	5.650%	2/1/20	11,200	12,287
5 WEA Finance LLC	7.125%	4/15/18	20,000	23,088
5 WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	3,000	3,434
5 WEA Finance LLC / WT Finance Aust Pty Ltd.	6.750%	9/2/19	1,000	1,137
5 WT Finance Aust Pty Ltd. / Westfield Capital / WEA
Finance LLC	5.125%	11/15/14	10,000	10,733
				5,444,332
Industrial (35.4%)
Basic Industry (2.8%)
Air Products & Chemicals Inc.	4.150%	2/1/13	3,700	3,913
Alcoa Inc.	6.750%	7/15/18	23,586	25,370
Alcoa Inc.	6.150%	8/15/20	5,000	5,052
Alcoa Inc.	5.870%	2/23/22	1,100	1,074
AngloGold Ashanti Holdings PLC	5.375%	4/15/20	7,000	7,238
ArcelorMittal	6.125%	6/1/18	8,000	8,644
ArcelorMittal	9.850%	6/1/19	14,000	18,087
ArcelorMittal USA Inc.	6.500%	4/15/14	2,200	2,429
Barrick Australian Finance Pty Ltd.	4.950%	1/15/20	7,500	8,020
Barrick Gold Corp.	6.950%	4/1/19	5,000	6,132
Barrick North America Finance LLC	6.800%	9/15/18	5,500	6,725
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	12,735	14,378
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	24,075	29,290
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,000	2,300
Cliffs Natural Resources Inc.	5.900%	3/15/20	3,000	3,237
Dow Chemical Co.	8.550%	5/15/19	23,000	28,726
EI du Pont de Nemours & Co.	6.000%	7/15/18	33,480	39,347
EI du Pont de Nemours & Co.	4.625%	1/15/20	15,728	16,985
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	21,000	23,520
5 Gerdau Holdings Inc.	7.000%	1/20/20	5,000	5,313
5 GTL Trade Finance Inc.	7.250%	10/20/17	3,000	3,286
International Paper Co.	7.950%	6/15/18	16,939	20,449
International Paper Co.	9.375%	5/15/19	7,000	9,048
Lubrizol Corp.	8.875%	2/1/19	4,000	5,081
Newmont Mining Corp.	5.125%	10/1/19	5,000	5,464
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	7,000	7,464
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	3,000	3,236
Praxair Inc.	4.375%	3/31/14	2,115	2,309
Praxair Inc.	5.250%	11/15/14	5,000	5,671
Praxair Inc.	4.625%	3/30/15	10,550	11,704
Praxair Inc.	4.500%	8/15/19	8,000	8,526
Rio Tinto Finance USA Ltd.	5.875%	7/15/13	7,245	8,054
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	25,000	30,749
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	9,000	10,480
Rohm and Haas Co.	6.000%	9/15/17	6,000	6,558
Sherwin-Williams Co.	3.125%	12/15/14	1,325	1,392
Teck Resources Ltd.	10.250%	5/15/16	10,000	12,113
Vale Overseas Ltd.	5.625%	9/15/19	18,000	19,487
Capital Goods (4.2%)
5 Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	10,656
Allied Waste North America Inc.	7.125%	5/15/16	4,000	4,295
Allied Waste North America Inc.	6.875%	6/1/17	12,675	13,942
Bemis Co. Inc.	6.800%	8/1/19	5,190	6,061
Black & Decker Corp.	7.125%	6/1/11	8,550	8,968
Boeing Capital Corp.	4.700%	10/27/19	7,893	8,564

32

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Boeing Co.	4.875%	2/15/20	11,000	12,246
	Caterpillar Financial Services Corp.	6.125%	2/17/14	16,890	19,336
	Caterpillar Financial Services Corp.	5.500%	3/15/16	2,000	2,282
	Caterpillar Financial Services Corp.	5.850%	9/1/17	2,000	2,284
	Caterpillar Financial Services Corp.	5.450%	4/15/18	12,905	14,489
	Caterpillar Financial Services Corp.	7.150%	2/15/19	14,000	17,437
	Caterpillar Inc.	7.900%	12/15/18	20,000	25,812
	Cooper US Inc.	5.450%	4/1/15	6,000	6,832
	Cooper US Inc.	6.100%	7/1/17	3,500	4,033
	Crane Co.	5.500%	9/15/13	5,000	5,364
	CRH America Inc.	6.000%	9/30/16	10,725	11,889
	CRH America Inc.	8.125%	7/15/18	2,200	2,637
	Deere & Co.	4.375%	10/16/19	8,850	9,470
	Eaton Corp.	6.950%	3/20/19	7,110	8,828
	Embraer Overseas Ltd.	6.375%	1/24/17	4,000	4,244
	Embraer Overseas Ltd.	6.375%	1/15/20	10,000	10,656
	Emerson Electric Co.	5.250%	10/15/18	5,000	5,711
	Emerson Electric Co.	4.875%	10/15/19	9,000	10,072
	Emerson Electric Co.	4.250%	11/15/20	17,500	18,689
	General Dynamics Corp.	5.250%	2/1/14	1,150	1,297
	General Electric Co.	5.250%	12/6/17	61,800	67,868
	Goodrich Corp.	4.875%	3/1/20	4,000	4,349
	Harsco Corp.	5.750%	5/15/18	12,000	13,512
	Honeywell International Inc.	5.300%	3/1/18	17,855	20,477
	Illinois Tool Works Inc.	5.150%	4/1/14	8,540	9,620
	Illinois Tool Works Inc.	6.250%	4/1/19	9,950	11,848
	Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	7,244	8,963
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	12,000	14,224
	John Deere Capital Corp.	4.500%	4/3/13	2,470	2,667
	John Deere Capital Corp.	5.500%	4/13/17	7,321	8,324
	John Deere Capital Corp.	5.350%	4/3/18	9,000	10,111
	John Deere Capital Corp.	5.750%	9/10/18	11,000	12,725
	L-3 Communications Corp.	5.875%	1/15/15	2,825	2,882
	L-3 Communications Corp.	6.375%	10/15/15	850	876
	L-3 Communications Corp.	5.200%	10/15/19	7,000	7,377
	Lafarge SA	6.500%	7/15/16	17,252	18,180
	Lockheed Martin Corp.	4.121%	3/14/13	8,200	8,808
	Lockheed Martin Corp.	7.650%	5/1/16	5,000	6,334
	Lockheed Martin Corp.	4.250%	11/15/19	3,000	3,177
	Martin Marietta Materials Inc.	6.600%	4/15/18	5,000	5,536
	Masco Corp.	5.875%	7/15/12	10,560	10,969
	Owens Corning	6.500%	12/1/16	10,360	11,185
	Owens Corning	9.000%	6/15/19	7,000	8,260
	Parker Hannifin Corp.	4.875%	2/15/13	6,100	6,589
	Parker Hannifin Corp.	5.500%	5/15/18	4,000	4,567
	Raytheon Co.	6.750%	3/15/18	2,805	3,429
	Raytheon Co.	6.400%	12/15/18	5,725	6,939
5	Republic Services Inc.	5.000%	3/1/20	8,000	8,398
	Rockwell Automation Inc.	5.650%	12/1/17	5,000	5,703
	Roper Industries Inc.	6.250%	9/1/19	13,000	14,567
4,5	Systems 2001 AT LLC	7.156%	12/15/11	2,538	2,627
	Tyco International Finance SA	6.000%	11/15/13	11,000	12,394
	Tyco International Finance SA	8.500%	1/15/19	4,000	5,209
	United Technologies Corp.	5.375%	12/15/17	20,655	23,787
	United Technologies Corp.	6.125%	2/1/19	20,000	24,124
	United Technologies Corp.	4.500%	4/15/20	10,000	10,851
	Waste Management Inc.	7.375%	3/11/19	4,250	5,171
	Communication (7.0%)
	America Movil SAB de CV	5.500%	3/1/14	4,000	4,376
	America Movil SAB de CV	5.750%	1/15/15	8,400	9,509
	America Movil SAB de CV	5.625%	11/15/17	14,424	16,114
5	America Movil SAB de CV	5.000%	10/16/19	19,000	20,101
5	America Movil SAB de CV	5.000%	3/30/20	7,500	7,935

33

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Tower Corp.	4.625%	4/1/15	3,000	3,184
AT&T Inc.	5.100%	9/15/14	7,750	8,690
AT&T Inc.	2.500%	8/15/15	4,000	4,026
AT&T Inc.	5.625%	6/15/16	23,000	26,506
AT&T Inc.	5.500%	2/1/18	56,425	63,572
AT&T Inc.	5.600%	5/15/18	29,260	33,180
5 British Sky Broadcasting Group PLC	9.500%	11/15/18	4,000	5,334
British Telecommunications PLC	9.375%	12/15/10	5,450	5,611
British Telecommunications PLC	5.950%	1/15/18	14,421	15,441
CBS Corp.	8.200%	5/15/14	8,000	9,451
CBS Corp.	4.625%	5/15/18	6,750	6,845
CBS Corp.	5.750%	4/15/20	5,000	5,462
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	12,800	14,486
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	30,000	39,661
CenturyLink Inc.	6.150%	9/15/19	8,745	8,619
Comcast Cable Communications LLC	8.875%	5/1/17	3,400	4,310
Comcast Corp.	6.500%	1/15/17	14,100	16,422
Comcast Corp.	6.300%	11/15/17	33,480	38,969
Comcast Corp.	5.700%	5/15/18	10,000	11,191
COX Communications Inc.	4.625%	6/1/13	4,000	4,289
COX Communications Inc.	5.450%	12/15/14	1,200	1,345
5 COX Enterprises Inc.	7.875%	9/15/10	5,000	5,034
Deutsche Telekom International Finance BV	6.750%	8/20/18	13,000	15,138
DIRECTV Holdings LLC	5.200%	3/15/20	8,000	8,459
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	7.625%	5/15/16	12,000	13,290
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	9,000	9,949
Discovery Communications LLC	5.050%	6/1/20	10,000	10,629
Embarq Corp.	7.082%	6/1/16	10,000	10,797
France Telecom SA	5.375%	7/8/19	12,000	13,363
5 Frontier Communications Corp.	7.875%	4/15/15	4,200	4,442
5 Frontier Communications Corp.	8.250%	4/15/17	5,600	5,992
5 NBC Universal Inc.	5.150%	4/30/20	10,000	10,581
News America Inc.	6.900%	3/1/19	10,000	11,920
Omnicom Group Inc.	5.900%	4/15/16	21,975	25,112
Omnicom Group Inc.	6.250%	7/15/19	8,990	10,346
5 Qtel International Finance Ltd.	7.875%	6/10/19	3,500	4,087
Qwest Corp.	7.625%	6/15/15	2,275	2,485
Qwest Corp.	8.375%	5/1/16	5,880	6,674
Reed Elsevier Capital Inc.	8.625%	1/15/19	8,000	10,390
Rogers Communications Inc.	6.750%	3/15/15	6,000	7,005
Rogers Communications Inc.	6.800%	8/15/18	10,000	12,053
RR Donnelley & Sons Co.	7.625%	6/15/20	15,000	15,328
Telecom Italia Capital SA	5.250%	11/15/13	10,000	10,494
Telecom Italia Capital SA	5.250%	10/1/15	18,000	18,899
Telecom Italia Capital SA	6.999%	6/4/18	11,000	12,290
Telecom Italia Capital SA	7.175%	6/18/19	6,000	6,784
Telefonica Emisiones SAU	4.949%	1/15/15	14,020	15,134
Telefonica Emisiones SAU	6.421%	6/20/16	26,228	29,923
Telefonica Emisiones SAU	6.221%	7/3/17	10,662	12,005
Telefonica Emisiones SAU	5.877%	7/15/19	7,185	7,958
Telefonica Emisiones SAU	5.134%	4/27/20	12,000	12,556
Telefonos de Mexico SAB de CV	5.500%	1/27/15	23,000	25,510
Thomson Reuters Corp.	5.950%	7/15/13	8,877	9,977
Thomson Reuters Corp.	5.700%	10/1/14	3,900	4,429
Thomson Reuters Corp.	6.500%	7/15/18	10,685	12,681
Thomson Reuters Corp.	4.700%	10/15/19	5,000	5,359
Time Warner Cable Inc.	8.250%	2/14/14	5,000	5,960
Time Warner Cable Inc.	5.850%	5/1/17	12,000	13,365
Time Warner Cable Inc.	6.750%	7/1/18	10,000	11,657
Time Warner Cable Inc.	8.250%	4/1/19	21,000	26,355
Time Warner Cable Inc.	5.000%	2/1/20	8,000	8,364
Verizon Communications Inc.	5.550%	2/15/16	6,600	7,574
Verizon Communications Inc.	5.500%	2/15/18	27,270	30,548
Verizon Communications Inc.	6.100%	4/15/18	52,295	60,598

34

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	8.750%	11/1/18	25,600	33,833
	Verizon Communications Inc.	6.350%	4/1/19	10,006	11,825
5	Vivendi SA	5.750%	4/4/13	5,450	5,926
	Vodafone Group PLC	5.375%	1/30/15	12,000	13,341
	Vodafone Group PLC	5.750%	3/15/16	22,190	24,968
	Vodafone Group PLC	5.625%	2/27/17	19,000	21,069
	Vodafone Group PLC	5.450%	6/10/19	12,000	13,090
	Washington Post Co.	7.250%	2/1/19	2,500	2,995
	WPP Finance UK	8.000%	9/15/14	6,000	7,113
	Consumer Cyclical (3.1%)
5	American Honda Finance Corp.	3.500%	3/16/15	7,390	7,694
	CVS Caremark Corp.	6.125%	8/15/16	14,146	16,304
	CVS Caremark Corp.	6.600%	3/15/19	4,000	4,685
4,5	CVS Pass-Through Trust	6.117%	1/10/13	5,630	5,981
	Daimler Finance North America LLC	6.500%	11/15/13	25,500	28,840
	Darden Restaurants Inc.	6.200%	10/15/17	15,000	17,188
5	Harley-Davidson Funding Corp.	5.250%	12/15/12	300	313
5	Harley-Davidson Funding Corp.	6.800%	6/15/18	11,725	12,411
	Historic TW Inc.	6.875%	6/15/18	5,000	5,921
	Home Depot Inc.	5.400%	3/1/16	12,875	14,420
5	Hyundai Capital Services Inc.	6.000%	5/5/15	3,000	3,247
	International Speedway Corp.	5.400%	4/15/14	7,000	7,551
	JC Penney Corp. Inc.	7.950%	4/1/17	5,000	5,568
	Johnson Controls Inc.	5.500%	1/15/16	3,000	3,351
	Johnson Controls Inc.	5.000%	3/30/20	3,000	3,192
	K Hovnanian Enterprises Inc.	6.250%	1/15/16	4,260	2,876
	Kohl's Corp.	6.250%	12/15/17	7,000	8,186
	Lowe's Cos. Inc.	5.600%	9/15/12	5,450	5,998
	Lowe's Cos. Inc.	5.000%	10/15/15	7,000	7,990
	Lowe's Cos. Inc.	4.625%	4/15/20	8,000	8,721
	Macy's Retail Holdings Inc.	5.900%	12/1/16	5,000	5,075
	McDonald's Corp.	5.350%	3/1/18	20,000	23,004
	MGM Resorts International	8.500%	9/15/10	1,400	1,402
	MGM Resorts International	6.750%	4/1/13	1,075	981
	MGM Resorts International	5.875%	2/27/14	1,000	836
5	Nissan Motor Acceptance Corp.	5.625%	3/14/11	5,000	5,127
5	Nissan Motor Acceptance Corp.	4.500%	1/30/15	9,300	9,708
	Nordstrom Inc.	6.750%	6/1/14	1,525	1,773
	Nordstrom Inc.	4.750%	5/1/20	10,000	10,428
	PACCAR Inc.	6.875%	2/15/14	6,500	7,592
	Target Corp.	6.000%	1/15/18	24,700	29,234
	Tenneco Inc.	8.625%	11/15/14	1,100	1,130
	Time Warner Inc.	3.150%	7/15/15	8,000	8,191
	Time Warner Inc.	4.875%	3/15/20	5,000	5,261
	TJX Cos. Inc.	6.950%	4/15/19	13,000	16,162
	Toyota Motor Credit Corp.	4.500%	6/17/20	10,000	10,438
	Viacom Inc.	6.250%	4/30/16	7,000	8,086
	Viacom Inc.	6.125%	10/5/17	5,000	5,720
5	Volvo Treasury AB	5.950%	4/1/15	12,000	12,836
	Wal-Mart Stores Inc.	3.200%	5/15/14	21,675	22,960
	Wal-Mart Stores Inc.	2.875%	4/1/15	1,645	1,729
	Wal-Mart Stores Inc.	5.375%	4/5/17	7,000	8,120
	Wal-Mart Stores Inc.	5.800%	2/15/18	10,137	11,934
	Wal-Mart Stores Inc.	3.625%	7/8/20	20,000	20,076
	Walgreen Co.	5.250%	1/15/19	12,500	14,196
	Walt Disney Co.	5.625%	9/15/16	10,000	11,753
	Walt Disney Co.	6.000%	7/17/17	3,000	3,553
	Walt Disney Co.	5.500%	3/15/19	3,000	3,477
	Western Union Co.	5.400%	11/17/11	4,000	4,217
	Western Union Co.	6.500%	2/26/14	7,400	8,408
	Western Union Co.	5.930%	10/1/16	22,825	25,977
	Consumer Noncyclical (10.1%)
	Abbott Laboratories	5.875%	5/15/16	19,000	22,438

35

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Abbott Laboratories	5.600%	11/30/17	16,000	18,763
Abbott Laboratories	5.125%	4/1/19	21,060	23,749
Abbott Laboratories	4.125%	5/27/20	9,600	10,202
Allergan Inc.	5.750%	4/1/16	12,000	14,106
Altria Group Inc.	9.700%	11/10/18	17,276	22,568
Altria Group Inc.	9.250%	8/6/19	20,000	25,801
AmerisourceBergen Corp.	5.875%	9/15/15	3,000	3,404
AmerisourceBergen Corp.	4.875%	11/15/19	3,000	3,126
Amgen Inc.	5.850%	6/1/17	25,460	29,663
Amgen Inc.	6.150%	6/1/18	5,000	5,972
Amgen Inc.	5.700%	2/1/19	12,080	14,048
Anheuser-Busch Cos. Inc.	5.500%	1/15/18	5,000	5,510
5 Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	6,100	6,789
5 Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	8,000	9,964
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	5,000	5,508
5 Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	12,000	12,847
Archer-Daniels-Midland Co.	5.450%	3/15/18	6,388	7,256
AstraZeneca PLC	5.900%	9/15/17	32,060	37,731
Avon Products Inc.	5.625%	3/1/14	16,125	18,204
Avon Products Inc.	6.500%	3/1/19	8,000	9,562
5 BAT International Finance PLC	9.500%	11/15/18	4,000	5,285
Baxter International Inc.	4.000%	3/1/14	5,000	5,410
Baxter International Inc.	5.900%	9/1/16	7,000	8,285
Baxter International Inc.	5.375%	6/1/18	10,100	11,641
Baxter International Inc.	4.500%	8/15/19	8,285	8,949
Baxter International Inc.	4.250%	3/15/20	3,000	3,180
Becton Dickinson and Co.	4.550%	4/15/13	8,000	8,692
Becton Dickinson and Co.	5.000%	5/15/19	4,700	5,244
Biogen Idec Inc.	6.875%	3/1/18	10,000	11,573
Boston Scientific Corp.	6.000%	1/15/20	5,000	5,179
Bottling Group LLC	6.950%	3/15/14	3,813	4,502
Bottling Group LLC	5.500%	4/1/16	19,086	22,075
Bottling Group LLC	5.125%	1/15/19	19,925	22,230
Bristol-Myers Squibb Co.	5.450%	5/1/18	8,000	9,280
Bunge Ltd. Finance Corp.	5.875%	5/15/13	2,000	2,163
Bunge Ltd. Finance Corp.	8.500%	6/15/19	10,000	12,114
Campbell Soup Co.	4.875%	10/1/13	10,000	11,093
Campbell Soup Co.	3.050%	7/15/17	6,250	6,372
Campbell Soup Co.	4.500%	2/15/19	3,000	3,282
CareFusion Corp.	6.375%	8/1/19	5,000	5,763
5 Cargill Inc.	4.375%	6/1/13	8,600	9,237
Clorox Co.	5.000%	3/1/13	6,025	6,553
Clorox Co.	5.000%	1/15/15	7,000	7,781
5 Coca-Cola Amatil Ltd.	3.250%	11/2/14	1,090	1,130
Coca-Cola Bottling Co. Consolidated	5.000%	11/15/12	7,000	7,491
Coca-Cola Co.	5.350%	11/15/17	15,000	17,440
Coca-Cola Co.	4.875%	3/15/19	12,000	13,351
Coca-Cola Enterprises Inc.	7.375%	3/3/14	17,597	21,066
Coca-Cola Enterprises Inc.	4.250%	3/1/15	4,500	4,938
Coca-Cola Enterprises Inc.	4.500%	8/15/19	2,500	2,721
5 Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,208
Colgate-Palmolive Co.	3.150%	8/5/15	2,000	2,122
ConAgra Foods Inc.	6.750%	9/15/11	312	331
ConAgra Foods Inc.	5.819%	6/15/17	4,687	5,327
Covidien International Finance SA	6.000%	10/15/17	14,306	16,703
Covidien International Finance SA	4.200%	6/15/20	5,000	5,201
Delhaize Group SA	5.875%	2/1/14	875	985
Diageo Capital PLC	5.750%	10/23/17	18,000	20,714
Diageo Finance BV	5.500%	4/1/13	3,307	3,656
Diageo Finance BV	5.300%	10/28/15	5,000	5,650
Eli Lilly & Co.	4.200%	3/6/14	11,850	12,934
Eli Lilly & Co.	5.200%	3/15/17	6,000	6,851
Estee Lauder Cos. Inc.	6.000%	1/15/12	493	525
Express Scripts Inc.	7.250%	6/15/19	3,000	3,687

36

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fortune Brands Inc.	6.375%	6/15/14	7,000	7,839
5 Foster's Finance Corp.	4.875%	10/1/14	4,000	4,289
Genentech Inc.	4.750%	7/15/15	16,150	18,020
General Mills Inc.	5.700%	2/15/17	2,415	2,817
General Mills Inc.	5.650%	2/15/19	3,000	3,434
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	38,400	44,236
Hasbro Inc.	6.125%	5/15/14	3,700	4,003
Hasbro Inc.	6.300%	9/15/17	5,000	5,382
Hershey Co.	4.850%	8/15/15	5,000	5,549
HJ Heinz Co.	5.350%	7/15/13	2,175	2,397
Hospira Inc.	6.400%	5/15/15	3,000	3,464
Kellogg Co.	4.450%	5/30/16	7,000	7,750
Kellogg Co.	4.150%	11/15/19	12,000	12,673
Kimberly-Clark Corp.	6.125%	8/1/17	8,449	10,086
Kimberly-Clark Corp.	7.500%	11/1/18	10,000	12,917
Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,332
Koninklijke Philips Electronics NV	5.750%	3/11/18	15,000	17,044
Kraft Foods Inc.	6.500%	8/11/17	7,840	9,181
Kraft Foods Inc.	5.375%	2/10/20	35,000	38,145
Kroger Co.	6.200%	6/15/12	4,530	4,929
Kroger Co.	6.400%	8/15/17	5,000	5,843
Kroger Co.	6.800%	12/15/18	11,100	13,326
Life Technologies Corp.	6.000%	3/1/20	5,000	5,513
Lorillard Tobacco Co.	8.125%	6/23/19	7,000	7,956
McKesson Corp.	6.500%	2/15/14	7,100	8,085
Mead Johnson Nutrition Co.	4.900%	11/1/19	7,000	7,505
Medco Health Solutions Inc.	7.125%	3/15/18	5,000	5,977
Medtronic Inc.	4.750%	9/15/15	20,000	22,564
Medtronic Inc.	4.450%	3/15/20	10,000	10,745
Merck & Co. Inc.	4.750%	3/1/15	11,000	12,386
Merck & Co. Inc.	4.000%	6/30/15	2,100	2,299
Merck & Co. Inc.	6.000%	9/15/17	10,000	11,797
Merck & Co. Inc.	5.000%	6/30/19	10,000	11,246
Nabisco Inc.	7.550%	6/15/15	15,000	17,944
Novartis Capital Corp.	4.400%	4/24/20	10,000	10,814
Novartis Securities Investment Ltd.	5.125%	2/10/19	43,794	49,309
PepsiAmericas Inc.	4.500%	3/15/13	6,000	6,431
PepsiAmericas Inc.	4.375%	2/15/14	12,500	13,673
PepsiCo Inc.	3.750%	3/1/14	15,500	16,610
PepsiCo Inc./NC	5.000%	6/1/18	16,500	18,421
PepsiCo Inc./NC	7.900%	11/1/18	14,000	18,307
Pfizer Inc.	6.200%	3/15/19	74,000	89,425
Philip Morris International Inc.	6.875%	3/17/14	10,000	11,664
Philip Morris International Inc.	5.650%	5/16/18	44,055	49,566
Procter & Gamble Co.	3.500%	2/15/15	27,000	29,095
Procter & Gamble Co.	4.700%	2/15/19	23,000	25,505
Quest Diagnostics Inc.	4.750%	1/30/20	5,000	5,096
Reynolds American Inc.	7.625%	6/1/16	16,655	19,278
5 Roche Holdings Inc.	6.000%	3/1/19	13,500	15,917
Safeway Inc.	6.250%	3/15/14	8,375	9,563
Safeway Inc.	6.350%	8/15/17	3,000	3,517
Safeway Inc.	3.950%	8/15/20	5,000	5,000
St. Jude Medical Inc.	4.875%	7/15/19	10,000	11,001
Stryker Corp.	4.375%	1/15/20	10,000	10,650
Sysco Corp.	5.250%	2/12/18	12,000	13,497
5 Tesco PLC	5.500%	11/15/17	7,000	7,831
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC	3.000%	6/15/15	12,000	12,405
Thermo Fisher Scientific Inc.	5.000%	6/1/15	4,700	5,228
Unilever Capital Corp.	3.650%	2/15/14	6,500	6,927
Whirlpool Corp.	8.600%	5/1/14	5,000	5,949
Wyeth	5.500%	2/1/14	12,700	14,353
Wyeth	5.500%	2/15/16	15,000	17,384
Wyeth	5.450%	4/1/17	12,780	14,671

37

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Zimmer Holdings Inc.	4.625%	11/30/19	5,000	5,277
Energy (3.7%)
Anadarko Petroleum Corp.	5.950%	9/15/16	10,500	10,001
Anadarko Petroleum Corp.	6.950%	6/15/19	19,500	19,354
Apache Corp.	5.625%	1/15/17	4,000	4,508
Apache Corp.	6.900%	9/15/18	3,000	3,665
Baker Hughes Inc.	7.500%	11/15/18	16,845	20,953
BP Capital Markets PLC	3.625%	5/8/14	6,300	6,048
BP Capital Markets PLC	4.750%	3/10/19	13,850	13,019
Canadian Natural Resources Ltd.	5.700%	5/15/17	9,000	10,268
Canadian Natural Resources Ltd.	5.900%	2/1/18	6,000	6,874
Cenovus Energy Inc.	4.500%	9/15/14	3,500	3,777
Cenovus Energy Inc.	5.700%	10/15/19	3,000	3,375
Chevron Corp.	4.950%	3/3/19	8,300	9,258
ConocoPhillips	5.750%	2/1/19	43,935	51,112
ConocoPhillips	6.000%	1/15/20	15,000	17,810
Diamond Offshore Drilling Inc.	5.875%	5/1/19	3,000	3,305
Ecopetrol SA	7.625%	7/23/19	3,000	3,525
5 Empresa Nacional del Petroleo	6.250%	7/8/19	5,000	5,403
Encana Corp.	5.900%	12/1/17	5,570	6,396
Encana Corp.	6.500%	5/15/19	3,000	3,505
EOG Resources Inc.	5.875%	9/15/17	3,000	3,454
EOG Resources Inc.	5.625%	6/1/19	7,000	7,973
EOG Resources Inc.	4.400%	6/1/20	12,000	12,627
5 GS Caltex Corp.	5.500%	8/25/14	4,000	4,265
5 GS Caltex Corp.	5.500%	10/15/15	6,000	6,382
Halliburton Co.	6.150%	9/15/19	8,000	9,100
Marathon Oil Corp.	5.900%	3/15/18	5,033	5,634
5 Motiva Enterprises LLC	5.750%	1/15/20	10,000	11,274
Nabors Industries Inc.	6.150%	2/15/18	3,000	3,271
Nabors Industries Inc.	9.250%	1/15/19	5,900	7,489
Nexen Inc.	5.650%	5/15/17	3,000	3,277
Nexen Inc.	6.200%	7/30/19	3,000	3,431
Noble Corp.	5.875%	6/1/13	3,000	3,272
Noble Holding International Ltd.	4.900%	8/1/20	9,000	9,391
Petro-Canada	6.050%	5/15/18	11,000	12,487
Shell International Finance BV	3.100%	6/28/15	12,000	12,428
Shell International Finance BV	4.300%	9/22/19	21,000	22,020
Shell International Finance BV	4.375%	3/25/20	35,000	36,874
Smith International Inc.	9.750%	3/15/19	10,000	13,836
Statoil ASA	5.250%	4/15/19	27,000	30,068
Suncor Energy Inc.	6.100%	6/1/18	5,000	5,769
Talisman Energy Inc.	7.750%	6/1/19	7,000	8,752
Total Capital SA	3.000%	6/24/15	12,000	12,400
Total Capital SA	4.450%	6/24/20	20,000	21,217
Transocean Inc.	5.250%	3/15/13	5,000	4,900
Transocean Inc.	6.000%	3/15/18	3,000	2,790
Valero Energy Corp.	9.375%	3/15/19	9,200	11,649
Weatherford International Inc.	6.350%	6/15/17	3,000	3,286
Weatherford International Ltd.	6.000%	3/15/18	10,000	10,719
Weatherford International Ltd.	9.625%	3/1/19	17,500	22,163
XTO Energy Inc.	6.250%	4/15/13	5,000	5,664
XTO Energy Inc.	6.250%	8/1/17	15,000	18,045
XTO Energy Inc.	5.500%	6/15/18	5,500	6,369
XTO Energy Inc.	6.500%	12/15/18	6,250	7,712
Other Industrial (0.2%)
5 Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	10,000	12,184
5 Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	20,000	21,259
Technology (3.2%)
Agilent Technologies Inc.	6.500%	11/1/17	5,950	6,733
Cisco Systems Inc.	5.500%	2/22/16	33,011	38,461
Cisco Systems Inc.	4.950%	2/15/19	32,800	36,463
Cisco Systems Inc.	4.450%	1/15/20	28,000	29,848

38

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Corning Inc.	6.625%	5/15/19	2,000	2,317
	Dell Inc.	5.650%	4/15/18	11,750	13,248
	Dell Inc.	5.875%	6/15/19	3,250	3,704
	Dun & Bradstreet Corp.	6.000%	4/1/13	9,700	10,599
	Equifax Inc.	6.300%	7/1/17	5,000	5,542
	Fiserv Inc.	6.800%	11/20/17	5,000	5,573
	Hewlett-Packard Co.	6.125%	3/1/14	15,000	17,305
	Hewlett-Packard Co.	5.500%	3/1/18	7,000	8,137
	HP Enterprise Services LLC	6.000%	8/1/13	11,325	12,872
	International Business Machines Corp.	5.700%	9/14/17	54,450	63,576
	International Business Machines Corp.	7.625%	10/15/18	22,500	29,140
	International Game Technology	5.500%	6/15/20	5,000	5,209
	Intuit Inc.	5.750%	3/15/17	5,000	5,555
	Lexmark International Inc.	6.650%	6/1/18	7,000	7,641
	Microsoft Corp.	4.200%	6/1/19	3,800	4,133
	Motorola Inc.	6.000%	11/15/17	10,000	10,916
	Nokia Oyj	5.375%	5/15/19	9,500	10,162
	Oracle Corp.	5.250%	1/15/16	23,000	26,438
	Oracle Corp.	5.750%	4/15/18	35,410	41,344
	Oracle Corp.	5.000%	7/8/19	24,000	26,820
5	Oracle Corp.	3.875%	7/15/20	10,000	10,221
	Pitney Bowes Inc.	5.000%	3/15/15	10,000	11,063
	Pitney Bowes Inc.	5.750%	9/15/17	18,152	20,209
	Pitney Bowes Inc.	6.250%	3/15/19	5,000	5,711
	Tyco Electronics Group SA	6.550%	10/1/17	7,990	9,135
	Xerox Corp.	6.350%	5/15/18	10,000	11,231
	Xerox Corp.	5.625%	12/15/19	8,000	8,644
	Transportation (1.1%)
	American Airlines Pass Through Trust 2001-01	6.817%	5/23/11	714	723
	Burlington Northern Santa Fe LLC	8.125%	4/15/20	5,000	6,453
	Canadian National Railway Co.	5.800%	6/1/16	4,000	4,623
	Canadian National Railway Co.	5.550%	5/15/18	5,275	6,014
4	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	1/2/18	207	212
4	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	9/15/17	760	775
	Continental Airlines 2002-1 Class G-2 Pass Through
	Trust	6.563%	2/15/12	3,000	3,015
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	2,034	1,963
4	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	11/10/19	5,000	5,425
	CSX Corp.	7.900%	5/1/17	5,000	6,221
	CSX Corp.	7.375%	2/1/19	10,000	12,386
4	Delta Air Lines Inc.	6.200%	7/2/18	15,000	15,375
4	Delta Air Lines Inc.	7.750%	12/17/19	6,885	7,539
4	Delta Air Lines Inc.	6.821%	8/10/22	2,772	2,828
4	Delta Air Lines Inc.	8.021%	8/10/22	1,346	1,312
5	ERAC USA Finance LLC	6.375%	10/15/17	11,370	12,961
	Greenbrier Cos. Inc.	8.375%	5/15/15	2,540	2,448
3,4	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.912%	12/15/13	2,840	2,612
3	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.957%	3/15/14	7,150	5,971
3	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.886%	11/15/16	4,765	3,574
5	Kowloon Canton Railway Corp.	5.125%	5/20/19	2,500	2,773
	Norfolk Southern Corp.	5.750%	4/1/18	5,655	6,418
4	Northwest Airlines Inc.	7.027%	11/1/19	4,817	4,673
	Ryder System Inc.	5.850%	3/1/14	4,000	4,365
	Ryder System Inc.	7.200%	9/1/15	16,000	18,599
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	4,637	4,908
	Union Pacific Corp.	5.750%	11/15/17	2,500	2,840
	Union Pacific Corp.	4.000%	2/1/21	8,000	8,076
	United Parcel Service Inc.	5.125%	4/1/19	7,000	8,064
					5,426,521
Utilities (7.5%)
	Electric (5.7%)
	Ameren Energy Generating Co.	6.300%	4/1/20	4,000	4,099
	American Water Capital Corp.	6.085%	10/15/17	8,750	9,505

39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Baltimore Gas & Electric Co.	5.900%	10/1/16	5,000	5,737
	Carolina Power & Light Co.	5.300%	1/15/19	16,985	19,126
	Columbus Southern Power Co.	5.500%	3/1/13	10,000	10,856
	Commonwealth Edison Co.	5.950%	8/15/16	5,000	5,752
	Commonwealth Edison Co.	5.800%	3/15/18	8,500	9,760
	Commonwealth Edison Co.	4.000%	8/1/20	5,000	5,121
	Connecticut Light & Power Co.	5.650%	5/1/18	4,000	4,533
	Connecticut Light & Power Co.	5.500%	2/1/19	18,475	20,939
	Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	2,500	2,723
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	10,000	12,508
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,890	17,240
	Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	5,000	5,368
	Consumers Energy Co.	6.125%	3/15/19	5,000	5,804
	Consumers Energy Co.	6.700%	9/15/19	12,790	15,504
	Dayton Power & Light Co.	5.125%	10/1/13	2,275	2,535
	Dominion Resources Inc.	6.000%	11/30/17	5,000	5,815
	Dominion Resources Inc.	6.400%	6/15/18	2,000	2,402
	Dominion Resources Inc.	5.200%	8/15/19	2,000	2,232
4	Dominion Resources Inc.	6.300%	9/30/66	10,990	10,252
	Duke Energy Carolinas LLC	5.750%	11/15/13	12,100	13,770
	Duke Energy Carolinas LLC	5.300%	10/1/15	6,000	6,867
	Duke Energy Carolinas LLC	4.300%	6/15/20	10,000	10,698
	Duke Energy Indiana Inc.	3.750%	7/15/20	5,000	5,100
	Duke Energy Ohio Inc.	5.450%	4/1/19	5,000	5,695
5	EDP Finance BV	6.000%	2/2/18	6,000	6,179
5	EDP Finance BV	4.900%	10/1/19	5,000	4,749
5	Enel Finance International SA	5.125%	10/7/19	13,000	13,499
	Entergy Texas Inc.	7.125%	2/1/19	5,485	6,531
	Exelon Corp.	4.900%	6/15/15	10,000	10,895
	FirstEnergy Corp.	6.450%	11/15/11	50	53
	FirstEnergy Solutions Corp.	4.800%	2/15/15	5,000	5,343
	Florida Power Corp.	4.800%	3/1/13	5,000	5,426
	Florida Power Corp.	5.800%	9/15/17	8,201	9,375
	Florida Power Corp.	5.650%	6/15/18	11,915	13,654
4,5	FPL Energy Marcus Hook LP	7.590%	7/10/18	5,596	5,723
	FPL Group Capital Inc.	6.000%	3/1/19	17,976	20,411
4	FPL Group Capital Inc.	6.350%	10/1/66	10,850	10,046
	Georgia Power Co.	5.700%	6/1/17	2,000	2,312
	Georgia Power Co.	5.400%	6/1/18	5,000	5,660
4,5	GWF Energy LLC	6.131%	12/30/11	656	662
	Illinois Power Co.	6.125%	11/15/17	5,000	5,662
	Illinois Power Co.	6.250%	4/1/18	7,625	8,502
	Indiana Michigan Power Co.	7.000%	3/15/19	5,000	5,900
5	ITC Holdings Corp.	6.050%	1/31/18	20,000	22,342
5	Kansas Gas & Electric	6.700%	6/15/19	3,000	3,597
	Metropolitan Edison Co.	7.700%	1/15/19	5,000	6,052
	MidAmerican Energy Co.	5.125%	1/15/13	9,000	9,843
	Midamerican Energy Holdings Co.	5.750%	4/1/18	5,000	5,675
	National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	5,000	5,335
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	17,691	19,720
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	15,380	21,662
	Nevada Power Co.	6.500%	5/15/18	9,131	10,638
	Nevada Power Co.	6.500%	8/1/18	3,662	4,240
	Nevada Power Co.	7.125%	3/15/19	5,000	6,064
5	Niagara Mohawk Power Corp.	4.881%	8/15/19	7,000	7,597
	Nisource Finance Corp.	6.800%	1/15/19	1,500	1,700
	Northeast Utilities	7.250%	4/1/12	4,620	5,009
	NSTAR	4.500%	11/15/19	7,000	7,517
	NSTAR Electric Co.	5.625%	11/15/17	3,000	3,478
	Ohio Power Co.	4.850%	1/15/14	5,000	5,428
	Ohio Power Co.	6.000%	6/1/16	4,000	4,593
	Pacific Gas & Electric Co.	5.625%	11/30/17	15,400	17,594
	Pacific Gas & Electric Co.	8.250%	10/15/18	7,695	10,018
	PacifiCorp	5.650%	7/15/18	15,000	17,154

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PacifiCorp	5.500%	1/15/19	11,215	12,879
Peco Energy Co.	5.950%	11/1/11	15,000	15,884
Peco Energy Co.	4.750%	10/1/12	4,500	4,844
Pennsylvania Electric Co.	6.050%	9/1/17	7,000	7,781
PG&E Corp.	5.750%	4/1/14	10,650	11,947
Portland General Electric Co.	6.100%	4/15/19	3,000	3,517
Potomac Electric Power Co.	4.950%	11/15/13	5,465	6,061
4 PPL Capital Funding Inc.	6.700%	3/30/67	15,000	13,619
Progress Energy Inc.	7.100%	3/1/11	516	534
Progress Energy Inc.	5.625%	1/15/16	21,407	24,369
5 PSEG Power LLC	5.125%	4/15/20	4,000	4,224
Public Service Co. of Colorado	5.500%	4/1/14	7,000	7,870
Public Service Co. of Colorado	5.800%	8/1/18	5,200	6,004
Public Service Co. of Colorado	5.125%	6/1/19	5,500	6,169
Public Service Electric & Gas Co.	5.300%	5/1/18	3,000	3,361
Sierra Pacific Power Co.	6.000%	5/15/16	10,000	11,341
South Carolina Electric & Gas Co.	6.500%	11/1/18	13,105	15,784
Southern California Edison Co.	5.750%	3/15/14	23,157	26,375
Southern California Edison Co.	5.000%	1/15/16	4,000	4,547
Southern California Edison Co.	5.500%	8/15/18	4,625	5,352
Southern Co.	5.300%	1/15/12	7,000	7,421
Southern Co.	4.150%	5/15/14	9,000	9,592
Southern Power Co.	4.875%	7/15/15	6,500	7,162
5 SP PowerAssets Ltd.	5.000%	10/22/13	15,000	16,308
Tampa Electric Co.	6.375%	8/15/12	2,193	2,385
Tampa Electric Co.	6.100%	5/15/18	4,000	4,568
TransAlta Corp.	6.650%	5/15/18	5,000	5,643
5 United Energy Distribution Holdings Pty Ltd.	4.700%	4/15/11	10,000	10,178
Virginia Electric and Power Co.	5.950%	9/15/17	15,000	17,338
Virginia Electric and Power Co.	5.400%	4/30/18	16,615	18,727
4 Wisconsin Energy Corp.	6.250%	5/15/67	25,000	22,889
Wisconsin Power & Light Co.	5.000%	7/15/19	2,500	2,744
Xcel Energy Inc.	4.700%	5/15/20	5,000	5,319
Natural Gas (1.8%)
AGL Capital Corp.	5.250%	8/15/19	3,000	3,118
Atmos Energy Corp.	4.950%	10/15/14	6,420	6,999
Atmos Energy Corp.	8.500%	3/15/19	5,000	6,350
El Paso Natural Gas Co.	5.950%	4/15/17	3,000	3,176
Enbridge Energy Partners LP	6.500%	4/15/18	5,000	5,771
Enbridge Energy Partners LP	5.200%	3/15/20	2,500	2,624
4 Enbridge Energy Partners LP	8.050%	10/1/37	3,280	3,233
Enbridge Inc.	5.800%	6/15/14	10,000	11,401
Energy Transfer Partners LP	5.950%	2/1/15	2,769	3,045
Energy Transfer Partners LP	9.700%	3/15/19	5,000	6,303
Energy Transfer Partners LP	9.000%	4/15/19	5,000	6,115
Enterprise Products Operating LLC	5.650%	4/1/13	16,975	18,512
Enterprise Products Operating LLC	9.750%	1/31/14	7,000	8,585
Enterprise Products Operating LLC	6.650%	4/15/18	15,000	17,332
4 Enterprise Products Operating LLC	8.375%	8/1/66	5,850	6,019
EQT Corp.	6.500%	4/1/18	15,000	16,457
5 Florida Gas Transmission Co. LLC	7.625%	12/1/10	5,000	5,115
5 Gulf South Pipeline Co. LP	6.300%	8/15/17	7,000	7,638
5 Gulfstream Natural Gas System LLC	5.560%	11/1/15	8,500	9,241
Kinder Morgan Energy Partners LP	5.950%	2/15/18	10,000	11,148
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	6,997
Magellan Midstream Partners LP	6.550%	7/15/19	10,000	11,649
National Grid PLC	6.300%	8/1/16	7,000	8,035
5 NGPL PipeCo LLC	7.119%	12/15/17	10,000	10,579
Northwest Pipeline GP	5.950%	4/15/17	5,000	5,596
ONEOK Partners LP	6.150%	10/1/16	10,000	11,344
ONEOK Partners LP	8.625%	3/1/19	2,000	2,570
Panhandle Eastern Pipeline Co. LP	6.200%	11/1/17	5,000	5,421
Plains All American Pipeline LP / PAA Finance Corp.	3.950%	9/15/15	7,000	7,175

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Southern California Gas Co.	5.500%	3/15/14	8,179	9,244
4	Southern Union Co.	7.200%	11/1/66	5,175	4,593
	TransCanada PipeLines Ltd.	6.500%	8/15/18	13,000	15,253
	TransCanada PipeLines Ltd.	7.125%	1/15/19	5,450	6,745
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	4,000	3,642
	Williams Partners LP	5.250%	3/15/20	10,000	10,604
					1,156,144

Total Corporate Bonds (Cost $11,015,174)					12,026,997

Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
5	Abu Dhabi National Energy Co.	5.875%	10/27/16	1,000	1,046
5	Abu Dhabi National Energy Co.	6.165%	10/25/17	5,000	5,223
5	Bahrain Government International Bond	5.500%	3/31/20	3,300	3,325
5	Banco Nacional de Desenvolvimento Economico e
	Social	6.500%	6/10/19	5,000	5,612
5	Bank of China Hong Kong Ltd.	5.550%	2/11/20	5,000	5,165
	Brazilian Government International Bond	4.875%	1/22/21	8,000	8,299
	China Development Bank Corp.	5.000%	10/15/15	1,500	1,672
	Colombia Government International Bond	7.375%	3/18/19	5,000	6,100
	Corp Andina de Fomento	3.750%	1/15/16	2,500	2,476
	Corp Andina de Fomento	8.125%	6/4/19	6,000	7,309
5	Croatia Government International Bond	6.750%	11/5/19	5,000	5,362
5	EDF SA	4.600%	1/27/20	10,000	10,462
5	Emirate of Abu Dhabi	6.750%	4/8/19	5,000	5,915
	European Investment Bank	5.125%	5/30/17	7,500	8,657
	Export-Import Bank of Korea	4.125%	9/9/15	2,000	2,079
	Export-Import Bank of Korea	5.125%	6/29/20	1,500	1,577
5	Gaz Capital SA for Gazprom	6.212%	11/22/16	3,750	3,877
5	Industrial Bank of Korea	7.125%	4/23/14	2,700	3,079
	Israel Government International Bond	5.125%	3/26/19	6,550	7,019
	Korea Development Bank	8.000%	1/23/14	5,000	5,822
5	Korea East-West Power Co. Ltd.	5.250%	11/15/12	5,000	5,254
8	Kreditanstalt fuer Wiederaufbau	4.000%	1/27/20	7,500	7,919
5	MDC-GMTN B.V.	7.625%	5/6/19	4,000	4,614
	Mexico Government International Bond	5.125%	1/15/20	8,000	8,581
	Panama Government International Bond	7.250%	3/15/15	7,500	8,823
	Pemex Project Funding Master Trust	5.750%	3/1/18	5,000	5,321
	Petrobras International Finance Co. - Pifco	5.750%	1/20/20	5,000	5,346
5	Petroleos Mexicanos	6.000%	3/5/20	5,000	5,327
5	Petroleos Mexicanos	5.500%	1/21/21	7,000	7,216
4,5	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	3,800	3,707
5	Petronas Capital Ltd.	7.000%	5/22/12	3,000	3,273
5	Petronas Capital Ltd.	5.250%	8/12/19	9,500	10,207
4,5	PF Export Receivables Master Trust	3.748%	6/1/13	1,211	1,198
4,5	PF Export Receivables Master Trust	6.436%	6/1/15	2,606	2,774
	Poland Government International Bond	3.875%	7/16/15	3,000	3,071
	Poland Government International Bond	6.375%	7/15/19	5,000	5,644
	Province of Ontario Canada	4.000%	10/7/19	7,500	7,865
5	Qatar Government International Bond	6.550%	4/9/19	5,000	5,792
5	Qatar Government International Bond	5.250%	1/20/20	3,250	3,437
5,9	Qatari Diar Finance QSC	3.500%	7/21/15	1,500	1,516
4,5	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	8,020	8,629
5	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	2,725	2,975
	Republic of Korea	4.250%	6/1/13	5,000	5,261
	Republic of Korea	7.125%	4/16/19	3,000	3,632
	South Africa Government International Bond	5.500%	3/9/20	7,000	7,490
5	TDIC Finance Ltd.	6.500%	7/2/14	5,600	6,062
5	TransCapitalInvest Ltd. for OJSC AK Transneft	5.670%	3/5/14	3,450	3,661
	Turkey Government International Bond	5.625%	3/30/21	5,000	5,156

Total Sovereign Bonds (Cost $231,802)					249,827

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Taxable Municipal Bonds (0.3%)
Board of Trustees of The Leland Stanford Junior
University	4.750%	5/1/19	1,850	2,043
California GO	5.750%	3/1/17	10,000	10,587
Florida Hurricane Catastrophe Fund Finance Corp. Rev.	1.121%	10/15/12	14,210	13,665
Johns Hopkins University	5.250%	7/1/19	1,400	1,579
Louisiana Local Govt. Environmental Fac. & Community
Dev. Auth. Rev.	3.220%	2/1/21	12,000	12,081
Louisiana Local Govt. Environmental Fac. & Community
Dev. Auth. Rev.	3.450%	2/1/22	5,475	5,504
New York City NY IDA Special Fac. Rev. (American
Airlines Inc. J.F.K International Project)	7.500%	8/1/16	1,825	1,870

Total Taxable Municipal Bonds (Cost $46,968)				47,329

			Shares

Convertible Preferred Stock (0.0%)
6 Lehman Brothers Holdings Inc. Pfd. (Cost $8,740)	7.250%		8,740	11

Preferred Stocks (0.1%)
Southern California Edison Co. Pfd.	5.349%		50,316	5,019
Axis Capital Holdings Ltd. Pfd.	7.500%		50,000	4,316
Goldman Sachs Group Inc. Pfd.	4.000%		167,540	3,379
Santander Finance Preferred SA Unipersonal Pfd.	10.500%		90,590	2,537
Aspen Insurance Holdings Ltd. Pfd.	7.401%		76,950	1,716

Total Preferred Stocks (Cost $18,946)				16,967

Temporary Cash Investment (1.7%)
Money Market Fund (1.7%)
10 Vanguard Market Liquidity Fund (Cost $257,686)	0.297%		257,685,815	257,686

Total Investments (99.1%) (Cost $14,067,113)				15,205,672
Other Assets and Liabilities—Net (0.9%)				138,657

Net Assets (100%)				15,344,329

1 Securities with a value of $16,568,000 have been segregated as initial margin for open futures contracts.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the aggregate value of these securities was $1,791,891,000, representing 11.7% of net assets.
6 Non-income-producing security--security in default.
7 Non-income-producing security—issuer has suspended all payments until February 1, 2012.
8 Guaranteed by the Federal Republic of Germany.
9 Guaranteed by the State of Qatar.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
REIT—Real Estate Investment Trust.

43

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (2.4%)
U.S. Government Securities (1.5%)
1	United States Treasury Note/Bond	3.500%	2/15/39	62,850	57,635
	United States Treasury Strip Principal	0.000%	2/15/36	187,000	64,822
	United States Treasury Strip Principal	0.000%	8/15/39	38,000	11,038
					133,495
Agency Bonds and Notes (0.9%)
2	Federal Home Loan Banks	5.500%	7/15/36	52,000	59,880
2	Federal National Mortgage Assn.	6.625%	11/15/30	21,000	27,652
					87,532

Total U.S. Government and Agency Obligations (Cost $199,299)					221,027

Corporate Bonds (87.4%)
Finance (28.3%)
	Banking (18.0%)
	American Express Co.	8.150%	3/19/38	32,025	43,802
	Bank of America Corp.	6.800%	3/15/28	35,000	36,519
	Bank of America NA	6.000%	10/15/36	60,000	58,866
	Bank One Corp.	7.750%	7/15/25	25,000	29,757
	Bank One Corp.	7.625%	10/15/26	20,000	23,785
	Bank One Corp.	8.000%	4/29/27	30,869	37,868
	Barclays Bank PLC	5.125%	1/8/20	17,400	18,107
3	Barclays Bank PLC	10.179%	6/12/21	11,160	14,581
	Citigroup Inc.	8.500%	5/22/19	10,000	12,180
	Citigroup Inc.	6.625%	1/15/28	25,000	25,465
	Citigroup Inc.	6.625%	6/15/32	55,055	55,174
	Citigroup Inc.	5.875%	2/22/33	15,000	13,873
	Citigroup Inc.	6.000%	10/31/33	22,395	20,919
	Citigroup Inc.	5.850%	12/11/34	36,500	36,099
	Citigroup Inc.	6.125%	8/25/36	33,800	31,953
	Citigroup Inc.	5.875%	5/29/37	15,000	14,779
	Citigroup Inc.	8.125%	7/15/39	13,300	16,233
	Credit Suisse AG	5.400%	1/14/20	10,000	10,584
	Credit Suisse USA Inc.	7.125%	7/15/32	38,000	47,303
	Goldman Sachs Group Inc.	6.125%	2/15/33	55,725	56,750
	Goldman Sachs Group Inc.	6.450%	5/1/36	45,000	44,519
	Goldman Sachs Group Inc.	6.750%	10/1/37	128,660	131,474
3	HBOS PLC	6.000%	11/1/33	41,500	31,269
	HSBC Bank USA NA	7.000%	1/15/39	10,000	11,484
	HSBC Bank USA NA/New York NY	5.875%	11/1/34	50,700	52,155
	HSBC Bank USA NA/New York NY	5.625%	8/15/35	28,000	27,628
	HSBC Holdings PLC	7.625%	5/17/32	21,200	24,022
	HSBC Holdings PLC	6.500%	5/2/36	2,000	2,170
	HSBC Holdings PLC	6.500%	9/15/37	20,000	21,683
	HSBC Holdings PLC	6.800%	6/1/38	58,985	65,194
	JP Morgan Chase Capital XXV	6.800%	10/1/37	18,415	18,630
	JPMorgan Chase & Co.	4.400%	7/22/20	10,000	10,041
	JPMorgan Chase & Co.	6.400%	5/15/38	77,850	91,552
3	Lloyds TSB Bank PLC	5.800%	1/13/20	10,610	10,679
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	12,975	12,709
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	60,850	58,348
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	42,590	48,157
	Morgan Stanley	6.625%	4/1/18	11,485	12,485
	Morgan Stanley	5.625%	9/23/19	9,550	9,731
	Morgan Stanley	5.500%	7/24/20	9,000	9,042
	Morgan Stanley	6.250%	8/9/26	12,850	13,224
	Morgan Stanley	7.250%	4/1/32	28,750	32,937
	National City Corp.	6.875%	5/15/19	15,000	17,244
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	26,125	21,261
	SunTrust Bank/Atlanta GA	5.400%	4/1/20	6,000	6,059
	UBS AG	4.875%	8/4/20	20,000	20,263
	USB Capital XIII Trust	6.625%	12/15/39	9,750	10,258

44

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wachovia Bank NA	5.850%	2/1/37	20,700	20,466
	Wachovia Bank NA	6.600%	1/15/38	70,225	76,206
	Wachovia Corp.	6.605%	10/1/25	30,000	31,987
	Wachovia Corp.	5.500%	8/1/35	15,730	14,942
	Wells Fargo & Co.	5.375%	2/7/35	37,000	37,968
	Wells Fargo Bank NA	5.950%	8/26/36	33,670	34,137
	Brokerage (0.3%)
3	FMR LLC	6.450%	11/15/39	27,500	27,370

	Finance Companies (2.6%)
	General Electric Capital Corp.	6.750%	3/15/32	117,095	128,618
	General Electric Capital Corp.	5.875%	1/14/38	37,905	38,369
	General Electric Capital Corp.	6.875%	1/10/39	62,685	70,725
	Insurance (6.9%)
	ACE Capital Trust II	9.700%	4/1/30	10,000	12,082
	ACE INA Holdings Inc.	6.700%	5/15/36	8,070	9,352
	Allstate Corp.	5.550%	5/9/35	14,075	14,101
	Allstate Corp.	5.950%	4/1/36	16,135	16,931
	Assurant Inc.	6.750%	2/15/34	750	738
	AXA Financial Inc.	7.000%	4/1/28	34,910	36,404
3	Guardian Life Insurance Co. of America	7.375%	9/30/39	9,400	10,623
	Hartford Financial Services Group Inc.	6.100%	10/1/41	26,429	23,320
3	Jackson National Life Insurance Co.	8.150%	3/15/27	2,130	2,274
3	John Hancock Life Insurance Co.	7.375%	2/15/24	30,000	35,449
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	23,335	25,983
	Lincoln National Corp.	6.150%	4/7/36	13,900	13,488
3,4	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	15,970	19,160
3	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	18,880	25,192
	MetLife Inc.	6.500%	12/15/32	3,990	4,267
	MetLife Inc.	6.375%	6/15/34	16,010	16,692
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	39,226
	Munich Re America Corp.	7.450%	12/15/26	8,500	9,456
3	Nationwide Mutual Insurance Co.	9.375%	8/15/39	22,950	26,532
3	New York Life Insurance Co.	5.875%	5/15/33	60,275	64,117
3	Pacific Life Insurance Co.	9.250%	6/15/39	28,775	35,140
	Principal Financial Group Inc.	6.050%	10/15/36	11,500	11,082
	Prudential Financial Inc.	5.750%	7/15/33	13,000	12,464
	Prudential Financial Inc.	5.400%	6/13/35	10,000	9,068
	Prudential Financial Inc.	6.625%	6/21/40	1,585	1,702
3	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	22,308	26,174
	Travelers Property Casualty Corp.	7.750%	4/15/26	20,000	25,841
	UnitedHealth Group Inc.	5.800%	3/15/36	36,250	36,854
	UnitedHealth Group Inc.	6.625%	11/15/37	12,740	14,198
	UnitedHealth Group Inc.	6.875%	2/15/38	24,422	28,214
	WellPoint Inc.	5.850%	1/15/36	6,200	6,212
	XL Group PLC	6.375%	11/15/24	8,500	8,844
	Real Estate Investment Trusts (0.5%)
	Duke Realty LP	8.250%	8/15/19	5,000	5,867
	Realty Income Corp.	6.750%	8/15/19	7,420	8,407
	Simon Property Group LP	6.750%	2/1/40	28,900	33,460
					2,568,517
Industrial (45.2%)
	Basic Industry (0.4%)
	Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	15,193
	Morton International Inc.	12.400%	6/1/20	10,000	12,364
	Southern Copper Corp.	6.750%	4/16/40	6,630	7,043
	Capital Goods (3.6%)
	3M Co.	6.375%	2/15/28	35,000	42,490
	3M Co.	5.700%	3/15/37	15,000	17,003
	Boeing Co.	6.625%	2/15/38	16,000	19,411
	Boeing Co.	5.875%	2/15/40	3,065	3,479
	Boeing Co.	7.875%	4/15/43	8,000	11,000

45

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Inc.	6.625%	7/15/28	30,000	35,789
Deere & Co.	7.125%	3/3/31	15,000	19,100
Eaton Corp.	7.625%	4/1/24	15,000	19,280
Goodrich Corp.	6.800%	7/1/36	5,000	5,903
3 Hutchison Whampoa International 03/33 Ltd.	7.450%	11/24/33	27,500	34,345
3 Siemens Financieringsmaatschappij NV	6.125%	8/17/26	41,030	46,250
United Technologies Corp.	7.500%	9/15/29	15,000	19,949
United Technologies Corp.	6.125%	7/15/38	27,300	32,149
United Technologies Corp.	5.700%	4/15/40	18,150	20,207
Communication (11.4%)
Alltel Corp.	6.800%	5/1/29	2,697	3,116
Alltel Corp.	7.875%	7/1/32	11,913	15,443
3 America Movil SAB de CV	6.125%	3/30/40	25,510	27,485
AT&T Inc.	6.300%	1/15/38	13,000	14,454
AT&T Inc.	6.550%	2/15/39	10,000	11,526
BellSouth Corp.	6.875%	10/15/31	30,000	34,361
BellSouth Corp.	6.000%	11/15/34	40,000	41,914
BellSouth Telecommunications Inc.	7.000%	12/1/95	3,850	4,218
CBS Corp.	7.875%	9/1/23	4,325	5,202
CBS Corp.	7.875%	7/30/30	40,000	47,436
Comcast Corp.	5.650%	6/15/35	30,500	30,557
Comcast Corp.	6.500%	11/15/35	8,400	9,311
Comcast Corp.	6.450%	3/15/37	4,500	4,936
3 COX Communications Inc.	6.450%	12/1/36	10,000	10,750
3 COX Communications Inc.	8.375%	3/1/39	16,310	21,753
Deutsche Telekom International Finance BV	8.750%	6/15/30	27,200	36,844
Discovery Communications LLC	6.350%	6/1/40	8,210	8,926
France Telecom SA	8.500%	3/1/31	61,255	85,288
Grupo Televisa SA	6.625%	1/15/40	12,325	13,373
GTE Corp.	6.940%	4/15/28	20,000	22,775
Indiana Bell Telephone Co. Inc.	7.300%	8/15/26	20,000	22,797
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	29,685
3 NBC Universal Inc.	6.400%	4/30/40	8,650	9,400
New Cingular Wireless Services Inc.	8.750%	3/1/31	40,000	55,674
News America Holdings Inc.	7.750%	12/1/45	2,840	3,427
News America Inc.	6.400%	12/15/35	28,000	30,272
News America Inc.	6.900%	8/15/39	10,000	11,512
Pacific Bell Telephone Co.	7.125%	3/15/26	10,000	11,590
Telecom Italia Capital SA	7.721%	6/4/38	22,275	24,565
Telefonica Emisiones SAU	7.045%	6/20/36	59,985	70,056
Telefonica Europe BV	8.250%	9/15/30	16,100	20,666
Time Warner Cable Inc.	6.550%	5/1/37	40,000	44,132
Verizon Communications Inc.	5.850%	9/15/35	30,000	31,692
Verizon Communications Inc.	6.250%	4/1/37	20,000	22,128
Verizon Communications Inc.	6.400%	2/15/38	22,815	25,939
Verizon Communications Inc.	6.900%	4/15/38	6,285	7,492
Verizon Communications Inc.	7.350%	4/1/39	15,000	18,888
Verizon Global Funding Corp.	7.750%	12/1/30	29,750	37,940
Verizon Maryland Inc.	5.125%	6/15/33	12,000	10,586
Verizon New Jersey Inc.	8.000%	6/1/22	25,000	30,479
Verizon Pennsylvania Inc.	8.350%	12/15/30	6,260	6,997
Vodafone Group PLC	6.150%	2/27/37	56,305	60,678
Consumer Cyclical (7.3%)
CVS Caremark Corp.	6.250%	6/1/27	24,000	26,136
CVS Caremark Corp.	6.125%	9/15/39	13,000	13,808
Daimler Finance North America LLC	8.500%	1/18/31	21,380	27,678
Historic TW Inc.	6.625%	5/15/29	10,775	11,867
Kohl's Corp.	6.875%	12/15/37	6,000	7,222
Lowe's Cos. Inc.	6.500%	3/15/29	26,010	30,403
Lowe's Cos. Inc.	5.800%	4/15/40	10,645	11,769
McDonald's Corp.	6.300%	10/15/37	25,325	30,683
McDonald's Corp.	6.300%	3/1/38	26,170	31,519
McDonald's Corp.	5.700%	2/1/39	9,500	10,925

46

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McDonald's Corp.	4.875%	7/15/40	7,890	7,940
Target Corp.	6.650%	8/1/28	15,000	17,263
Target Corp.	7.000%	7/15/31	20,000	24,169
Target Corp.	6.500%	10/15/37	20,850	24,821
Target Corp.	7.000%	1/15/38	47,980	60,651
Time Warner Inc.	7.625%	4/15/31	10,000	11,997
Time Warner Inc.	6.500%	11/15/36	10,000	10,887
Time Warner Inc.	6.200%	3/15/40	6,800	7,197
Viacom Inc.	6.875%	4/30/36	23,750	27,366
Wal-Mart Stores Inc.	7.550%	2/15/30	46,000	60,965
Wal-Mart Stores Inc.	5.250%	9/1/35	2,000	2,084
Wal-Mart Stores Inc.	6.500%	8/15/37	39,000	46,992
Wal-Mart Stores Inc.	6.200%	4/15/38	69,700	81,285
Wal-Mart Stores Inc.	5.625%	4/1/40	10,000	10,902
Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	19,658
Walt Disney Co.	7.000%	3/1/32	10,000	12,800
Walt Disney Co.	7.550%	7/15/93	25,900	30,732
Consumer Noncyclical (15.2%)
Abbott Laboratories	6.000%	4/1/39	33,870	39,425
Abbott Laboratories	5.300%	5/27/40	7,750	8,239
Altria Group Inc.	7.750%	1/15/27	1,000	1,095
Altria Group Inc.	9.950%	11/10/38	19,000	26,514
Altria Group Inc.	10.200%	2/6/39	5,000	7,058
Amgen Inc.	6.375%	6/1/37	30,000	35,137
Amgen Inc.	6.900%	6/1/38	20,000	25,195
Amgen Inc.	6.400%	2/1/39	34,430	41,144
Anheuser-Busch Cos. Inc.	6.750%	12/15/27	3,500	4,034
Anheuser-Busch Cos. Inc.	6.800%	8/20/32	6,900	8,023
Anheuser-Busch Cos. Inc.	5.750%	4/1/36	11,460	11,923
3 Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	14,995	20,414
Archer-Daniels-Midland Co.	6.750%	12/15/27	11,000	13,208
Archer-Daniels-Midland Co.	6.625%	5/1/29	10,000	11,940
AstraZeneca PLC	6.450%	9/15/37	70,000	86,359
Baxter International Inc.	6.250%	12/1/37	10,000	11,876
Becton Dickinson and Co.	7.000%	8/1/27	8,300	10,388
Becton Dickinson and Co.	6.700%	8/1/28	5,066	6,207
Bestfoods	6.625%	4/15/28	30,000	36,133
Bristol-Myers Squibb Co.	6.800%	11/15/26	10,000	12,094
Bristol-Myers Squibb Co.	5.875%	11/15/36	5,000	5,592
Bristol-Myers Squibb Co.	6.125%	5/1/38	16,322	18,964
3 Cargill Inc.	6.125%	4/19/34	1,880	2,051
3 Cargill Inc.	6.125%	9/15/36	23,000	25,130
3 Cargill Inc.	6.625%	9/15/37	13,182	15,392
Coca-Cola Enterprises Inc.	6.950%	11/15/26	10,000	12,210
Coca-Cola Enterprises Inc.	6.700%	10/15/36	5,350	6,776
Eli Lilly & Co.	5.500%	3/15/27	33,375	36,286
Eli Lilly & Co.	5.550%	3/15/37	3,500	3,773
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	21,995	23,336
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	47,205	56,605
Johnson & Johnson	6.950%	9/1/29	22,457	28,991
Johnson & Johnson	5.950%	8/15/37	10,000	11,927
Johnson & Johnson	5.850%	7/15/38	9,000	10,655
Kellogg Co.	7.450%	4/1/31	23,800	31,126
Kraft Foods Inc.	6.500%	11/1/31	20,000	22,364
Kraft Foods Inc.	6.500%	2/9/40	21,240	24,477
Medtronic Inc.	6.500%	3/15/39	21,200	26,179
Merck & Co. Inc.	6.500%	12/1/33	30,320	36,847
Merck & Co. Inc.	5.750%	11/15/36	6,000	6,763
Merck & Co. Inc.	6.550%	9/15/37	22,200	27,720
Merck & Co. Inc.	5.850%	6/30/39	30,610	35,683
PepsiCo Inc./DE	7.000%	3/1/29	17,000	21,477
PepsiCo Inc./NC	5.500%	1/15/40	48,350	53,044
Pfizer Inc.	7.200%	3/15/39	56,000	75,325

47

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pharmacia Corp.	6.750%	12/15/27	28,000	34,063
Philip Morris International Inc.	6.375%	5/16/38	48,090	57,260
4 Procter & Gamble - Esop	9.360%	1/1/21	12,213	15,647
Procter & Gamble Co.	6.450%	1/15/26	27,000	33,553
Procter & Gamble Co.	5.500%	2/1/34	25,000	27,883
Procter & Gamble Co.	5.550%	3/5/37	12,000	13,469
3 Roche Holdings Inc.	7.000%	3/1/39	47,905	62,968
3 Tesco PLC	6.150%	11/15/37	28,505	32,267
Wyeth	5.950%	4/1/37	58,000	66,765
Energy (3.7%)
Burlington Resources Finance Co.	7.400%	12/1/31	25,000	31,008
ConocoPhillips	7.000%	3/30/29	10,000	12,018
ConocoPhillips	5.900%	10/15/32	20,300	22,922
ConocoPhillips	6.500%	2/1/39	40,735	50,430
ConocoPhillips Holding Co.	6.950%	4/15/29	2,660	3,272
Devon Financing Corp. ULC	7.875%	9/30/31	6,455	8,469
Encana Corp.	6.500%	8/15/34	10,000	11,273
Halliburton Co.	8.750%	2/15/21	10,000	12,937
Halliburton Co.	6.700%	9/15/38	6,210	7,137
3 Halliburton Co.	7.600%	8/15/96	14,350	16,806
Hess Corp.	6.000%	1/15/40	5,000	5,298
Marathon Oil Corp.	6.600%	10/1/37	9,300	10,610
Shell International Finance BV	6.375%	12/15/38	55,005	66,541
Shell International Finance BV	5.500%	3/25/40	16,300	17,724
Texaco Capital Inc.	8.625%	11/15/31	13,000	18,087
Tosco Corp.	7.800%	1/1/27	15,000	19,008
Tosco Corp.	8.125%	2/15/30	20,000	26,718
Technology (3.2%)
Cisco Systems Inc.	5.900%	2/15/39	55,000	59,952
Cisco Systems Inc.	5.500%	1/15/40	15,150	15,725
HP Enterprise Services LLC	7.450%	10/15/29	2,075	2,714
International Business Machines Corp.	7.000%	10/30/25	50,400	63,805
International Business Machines Corp.	5.600%	11/30/39	57,492	63,857
Oracle Corp.	6.500%	4/15/38	31,552	36,330
Oracle Corp.	6.125%	7/8/39	18,448	20,641
3 Oracle Corp.	5.375%	7/15/40	22,660	23,136
Transportation (0.4%)
Burlington Northern Santa Fe LLC	6.875%	12/1/27	25,000	28,851
United Parcel Service Inc.	6.200%	1/15/38	4,230	5,066
				4,096,246
Utilities (13.9%)
Electric (12.5%)
Alabama Power Co.	5.700%	2/15/33	12,800	13,758
Alabama Power Co.	6.000%	3/1/39	5,475	6,136
American Water Capital Corp.	6.593%	10/15/37	10,000	11,011
Appalachian Power Co.	6.700%	8/15/37	50,000	56,212
Arizona Public Service Co.	5.625%	5/15/33	9,000	8,874
Baltimore Gas & Electric Co.	6.350%	10/1/36	10,000	11,344
Carolina Power & Light Co.	5.700%	4/1/35	7,500	7,979
Connecticut Light & Power Co.	6.350%	6/1/36	15,000	17,470
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	9,600	9,554
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	11,011
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	18,000	20,725
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	16,069
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	6,250	6,593
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,770	8,499
Consolidated Natural Gas Co.	6.800%	12/15/27	1,401	1,539
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	59,713
3 E.ON International Finance BV	6.650%	4/30/38	20,000	24,797
3 Enel Finance International SA	6.800%	9/15/37	6,175	6,985
3 Enel Finance International SA	6.000%	10/7/39	39,905	40,656
Florida Power & Light Co.	5.625%	4/1/34	16,275	17,663

48

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Power & Light Co.	5.400%	9/1/35	13,380	14,129
Florida Power & Light Co.	5.690%	3/1/40	7,350	8,122
Florida Power Corp.	6.750%	2/1/28	22,375	25,261
Georgia Power Co.	5.950%	2/1/39	19,565	21,779
Georgia Power Co.	5.400%	6/1/40	6,900	7,123
Midamerican Energy Holdings Co.	6.125%	4/1/36	24,000	26,994
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	53,885	69,275
Northern States Power Co./MN	7.125%	7/1/25	20,000	25,143
Northern States Power Co./MN	6.200%	7/1/37	40,000	47,154
Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	14,380
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	6,872	8,611
Pacific Gas & Electric Co.	6.050%	3/1/34	23,070	26,279
Pacific Gas & Electric Co.	5.800%	3/1/37	7,377	8,083
Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	41,450
Pacific Gas & Electric Co.	5.400%	1/15/40	19,800	20,499
PacifiCorp	6.100%	8/1/36	15,000	17,182
PacifiCorp	6.250%	10/15/37	7,815	9,212
PacifiCorp	6.350%	7/15/38	20,000	23,751
PacifiCorp	6.000%	1/15/39	34,100	39,330
Potomac Electric Power Co.	7.900%	12/15/38	2,800	3,767
PPL Electric Utilities Corp.	6.250%	5/15/39	10,075	11,669
PSEG Power LLC	8.625%	4/15/31	19,005	25,186
Public Service Electric & Gas Co.	5.800%	5/1/37	995	1,130
Public Service Electric & Gas Co.	5.375%	11/1/39	10,000	10,757
Puget Sound Energy Inc.	6.724%	6/15/36	10,000	11,778
Puget Sound Energy Inc.	6.274%	3/15/37	4,700	5,251
Puget Sound Energy Inc.	5.795%	3/15/40	18,500	19,473
Puget Sound Energy Inc.	5.764%	7/15/40	4,520	4,773
3 Rochester Gas & Electric Corp.	8.000%	12/15/33	5,000	6,525
San Diego Gas & Electric Co.	6.000%	6/1/26	25,000	29,257
South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	41,739
South Carolina Electric & Gas Co.	6.050%	1/15/38	8,600	9,751
Southern California Edison Co.	6.000%	1/15/34	12,575	14,519
Southern California Edison Co.	5.350%	7/15/35	1,045	1,099
Tampa Electric Co.	6.150%	5/15/37	35,000	38,242
Union Electric Co.	8.450%	3/15/39	9,000	12,661
Virginia Electric and Power Co.	6.000%	5/15/37	53,525	59,795
Virginia Electric and Power Co.	6.350%	11/30/37	11,170	13,150
Natural Gas (1.4%)
KeySpan Corp.	5.875%	4/1/33	12,000	12,682
KeySpan Corp.	5.803%	4/1/35	10,000	10,495
Sempra Energy	6.000%	10/15/39	20,000	21,642
Texas Eastern Transmission LP	7.000%	7/15/32	17,000	20,020
TransCanada PipeLines Ltd.	6.200%	10/15/37	5,000	5,375
TransCanada PipeLines Ltd.	7.625%	1/15/39	46,800	60,729
Other Utility (0.0%)
Veolia Environnement	6.750%	6/1/38	1,860	2,194

				1,264,004

Total Corporate Bonds (Cost $7,121,973)				7,928,767

Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
3 CDP Financial Inc.	5.600%	11/25/39	15,000	16,241
3 EDF SA	6.950%	1/26/39	35,000	43,832
3 EDF SA	5.600%	1/27/40	4,000	4,281
Hydro Quebec	9.400%	2/1/21	30,000	43,677
Province of British Columbia Canada	6.500%	1/15/26	13,800	17,718

Total Sovereign Bonds (Cost $106,388)				125,749

Taxable Municipal Bonds (7.3%)
California GO	7.500%	4/1/34	26,230	29,135
California GO	7.550%	4/1/39	19,815	22,361

49

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	7.300%	10/1/39	18,055	19,580
California GO	7.625%	3/1/40	35,210	39,925
California Public Works Board Lease Rev. (Build
America Bonds)	8.361%	10/1/34	4,995	5,499
Chicago IL O'Hare International Airport Rev.	6.395%	1/1/40	3,710	3,895
Commonwealth Financing Auth. Pennsylvania Rev.	5.197%	6/1/26	25,000	25,464
Dallas TX Area Rapid Transit Rev.	5.999%	12/1/44	1,740	1,946
Duke Univ. North Carolina Rev.	5.850%	4/1/37	38,850	43,190
Illinois GO	5.100%	6/1/33	121,265	98,912
Illinois State Tollway Highway Auth. Toll Highway Rev.	6.184%	1/1/34	13,530	13,823
Los Angeles CA USD GO	5.755%	7/1/29	19,500	19,160
New Jersey Econ. Dev. Auth.	7.425%	2/15/29	50,002	56,217
New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	23,590	28,586
New York Metro. Transp. Auth. Rev.	7.336%	11/15/39	31,460	38,034
New York Metro. Transp. Auth. Rev.	6.089%	11/15/40	3,985	4,194
New York State Dormitory Auth. Rev. (Personal Income
Tax)	5.628%	3/15/39	15,560	15,751
North Texas Tollway Auth. Rev.	6.718%	1/1/49	17,440	18,055
Oregon Community College Dist.	5.440%	6/30/23	10,595	11,364
Oregon GO	4.759%	6/30/28	15,000	14,718
President and Fellows of Harvard College	6.300%	10/1/37	56,345	65,434
Princeton University	5.700%	3/1/39	14,715	16,551
San Antonio TX Electric & Gas Rev.	5.985%	2/1/39	10,035	11,309
Texas State Transp. Comm. First Tier	5.178%	4/1/30	4,090	4,211
Univ. of California Regents	6.583%	5/15/49	2,795	3,053
Univ. of California Rev.	5.770%	5/15/43	5,135	5,218
Univ. of Texas Permanent Univ. Fund Rev.	5.262%	7/1/39	12,800	13,210
Washington GO	5.481%	8/1/39	8,890	9,386
Wisconsin GO	5.700%	5/1/26	23,025	24,659

Total Taxable Municipal Bonds (Cost $652,072)				662,840

				Market
				Value
	Coupon		Shares	($000)

Temporary Cash Investment (0.7%)

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Repurchase Agreement (0.7%)
Goldman, Sachs & Co.(Dated 7/30/10, Repurchase
Value $61,001,000, collateralized by Government
National Mortgage Assn. 4.500%-5.000%, 2/15/38-
8/15/39) (Cost $61,000)	0.210%	8/2/10	61,000	61,000

Total Investments (99.2%) (Cost $8,140,732)				8,999,383
Other Assets and Liabilities—Net (0.8%)				69,661

Net Assets (100%)				9,069,044

1 Securities with a value of $1,360,000 have been segregated as collateral for open swap contracts.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the aggregate value of these securities was $885,233,000, representing 9.8% of net assets.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
GO—General Obligation Bond.
USD—United School District.

50

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (3.2%)
U.S. Government Securities (3.2%)
	United States Treasury Note/Bond	4.875%	7/31/11	78,020	81,518
	United States Treasury Note/Bond	4.000%	11/15/12	69,315	74,687
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	62,759
	United States Treasury Note/Bond	2.250%	5/31/14	80,000	83,362
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	84,610

Total U.S. Government and Agency Obligations (Cost $368,404)					386,936

Corporate Bonds (94.1%)
Finance (11.5%)
	Banking (4.8%)
	BAC Capital Trust XI	6.625%	5/23/36	108,785	104,114
	BankAmerica Capital II	8.000%	12/15/26	14,590	14,699
	Capital One Capital V	10.250%	8/15/39	48,480	52,358
	Capital One Capital VI	8.875%	5/15/40	30,000	31,650
1	Citigroup Capital XXI	8.300%	3/15/57	136,670	140,770
	Goldman Sachs Group Inc.	6.750%	10/1/37	42,415	43,343
	LBG Capital No.1 PLC	7.875%	11/1/20	131,265	117,482
	NB Capital Trust IV	8.250%	4/15/27	24,250	24,735
2	Provident Funding Associates	10.250%	4/15/17	48,700	49,918
	Finance Companies (4.2%)
2	Ally Financial Inc.	8.300%	2/12/15	74,645	78,937
2	Ally Financial Inc.	8.000%	3/15/20	96,300	99,430
	Ally Financial Inc.	8.000%	11/1/31	46,815	45,879
^	CIT Group Funding Co. of Delaware LLC	10.250%	5/1/13	3,037	3,143
	CIT Group Funding Co. of Delaware LLC	10.250%	5/1/14	4,556	4,715
^	CIT Group Funding Co. of Delaware LLC	10.250%	5/1/15	4,556	4,715
	CIT Group Funding Co. of Delaware LLC	10.250%	5/1/16	7,593	7,858
	CIT Group Funding Co. of Delaware LLC	10.250%	5/1/17	8,685	8,988
	CIT Group Inc.	7.000%	5/1/13	10,764	10,657
^	CIT Group Inc.	7.000%	5/1/14	16,147	15,703
	CIT Group Inc.	7.000%	5/1/15	16,147	15,501
	CIT Group Inc.	7.000%	5/1/16	63,911	60,715
	CIT Group Inc.	7.000%	5/1/17	67,406	63,530
	International Lease Finance Corp.	5.750%	6/15/11	19,450	19,377
2	International Lease Finance Corp.	8.625%	9/15/15	41,880	42,613
2	International Lease Finance Corp.	8.750%	3/15/17	24,320	24,685
	Insurance (2.3%)
1	Hartford Financial Services Group Inc.	8.125%	6/15/38	94,960	94,436
2	Liberty Mutual Group Inc.	7.800%	3/15/37	53,570	47,305
2	Metlife Capital Trust IV	7.875%	12/15/37	46,910	47,145
2	MetLife Capital Trust X	9.250%	4/8/38	33,000	37,620
	Provident Cos. Inc.	7.000%	7/15/18	27,310	28,823
	Unum Group	6.750%	12/15/28	16,145	15,753
	Unum Group	7.375%	6/15/32	6,295	5,604
	Other Finance (0.2%)
	Lender Processing Services Inc.	8.125%	7/1/16	30,335	32,155

					1,394,356
Industrial (75.0%)
	Basic Industry (9.8%)
	Arch Western Finance LLC	6.750%	7/1/13	80,530	81,335
	Ashland Inc.	9.125%	6/1/17	24,880	28,301
	Cascades Inc.	7.750%	12/15/17	32,775	34,086
	Cascades Inc.	7.875%	1/15/20	10,620	11,018
3,4	CDW TLB Bank Loan	0.000%	10/12/14	7,800	7,027
3,4	CDW TLB Bank Loan	4.341%	10/12/14	62,505	56,310
3,4	CDW TLB Bank Loan	4.341%	10/12/14	29,603	26,669
	CF Industries Inc.	6.875%	5/1/18	21,795	22,830
	CF Industries Inc.	7.125%	5/1/20	27,670	29,469
3,4	CIT Group Inc. Bank Loan	13.000%	1/18/12	12,945	13,337

51

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Cloud Peak Energy Resources LLC / Cloud Peak Energy
	Finance Corp.	8.250%	12/15/17	28,965	30,051
2	Cloud Peak Energy Resources LLC / Cloud Peak Energy
	Finance Corp.	8.500%	12/15/19	17,600	18,304
2	Consol Energy Inc.	8.000%	4/1/17	34,455	36,608
2	Consol Energy Inc.	8.250%	4/1/20	49,305	52,756
2	Drummond Co. Inc.	9.000%	10/15/14	6,010	6,356
3,4	Federal Mogul Term B Bank Loan	2.278%	12/27/15	656	585
3,4	Federal Mogul Term B Bank Loan	2.278%	12/27/15	328	292
3,4	Federal Mogul Term B Bank Loan	2.288%	12/27/15	5,150	4,592
3,4	Federal Mogul Term B Bank Loan	2.288%	12/27/15	131	117
3,4	Federal Mogul Term C Bank Loan	2.278%	12/27/15	2,820	2,514
3,4	Federal Mogul Term C Bank Loan	2.288%	12/27/15	415	370
3,4	First Data Corp.	3.066%	9/24/14	435	378
3,4	First Data Corp.	3.079%	9/24/14	9,211	8,004
3,4	First Data TLB-1 Bank Loan	3.066%	9/24/14	2,251	1,960
3,4	First Data TLB-1 Bank Loan	3.079%	9/24/14	1,407	1,225
3,4	First Data TLB-1 Bank Loan	3.079%	9/24/14	46,283	40,286
3,4	Freescale Semiconductor Inc Bank Loan	4.596%	12/1/16	58,874	53,992
2	Georgia-Pacific LLC	7.125%	1/15/17	78,040	81,357
	Georgia-Pacific LLC	8.000%	1/15/24	17,955	19,391
2	LBI Escrow Corp.	8.000%	11/1/17	57,840	60,660
	Methanex Corp.	8.750%	8/15/12	28,910	30,283
	Neenah Paper Inc.	7.375%	11/15/14	28,380	28,096
	Novelis Inc.	7.250%	2/15/15	93,555	95,426
3,4	Rite Aid Bank Loan	9.500%	6/15/15	20,598	20,932
	Solutia Inc.	8.750%	11/1/17	6,570	7,178
	Teck Resources Ltd.	10.750%	5/15/19	26,475	33,028
	United States Steel Corp.	7.000%	2/1/18	47,650	47,174
2	Vedanta Resources PLC	8.750%	1/15/14	9,725	10,529
2	Vedanta Resources PLC	9.500%	7/18/18	77,190	85,421
	Weyerhaeuser Co.	7.375%	10/1/19	37,950	41,140
	Weyerhaeuser Co.	7.375%	3/15/32	53,550	53,485
	Capital Goods (5.0%)
	Alliant Techsystems Inc.	6.750%	4/1/16	24,125	24,065
	Ball Corp.	7.125%	9/1/16	3,380	3,616
	Ball Corp.	6.625%	3/15/18	18,800	19,458
	Ball Corp.	7.375%	9/1/19	4,890	5,281
2	Bombardier Inc.	7.500%	3/15/18	32,985	34,964
2	Bombardier Inc.	7.750%	3/15/20	33,085	35,401
	Case New Holland Inc.	7.750%	9/1/13	23,465	24,697
2	Case New Holland Inc.	7.875%	12/1/17	66,115	70,082
2	Cemex Finance LLC	9.500%	12/14/16	61,020	59,814
	Crown Americas LLC / Crown Americas Capital Corp.	7.750%	11/15/15	20,635	21,667
2	Esterline Technologies Corp.	7.000%	8/1/20	3,815	3,844
2	Fibria Overseas Finance Ltd.	7.500%	5/4/20	83,061	86,789
	Masco Corp.	6.125%	10/3/16	7,785	7,828
	Masco Corp.	6.625%	4/15/18	3,895	3,887
	Masco Corp.	7.125%	3/15/20	13,885	14,092
	Masco Corp.	6.500%	8/15/32	21,385	18,213
	Owens Corning	9.000%	6/15/19	39,840	47,011
2	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Luxembourg SA	7.750%	10/15/16	63,525	66,225
	TransDigm Inc.	7.750%	7/15/14	16,960	17,469
	TransDigm Inc.	7.750%	7/15/14	9,680	9,970
	United Rentals North America Inc.	10.875%	6/15/16	29,190	32,401
	Communication (16.7%)
	Belo Corp.	8.000%	11/15/16	9,750	10,286
2	Cablevision Systems Corp.	8.625%	9/15/17	51,205	55,045
	Cablevision Systems Corp.	7.750%	4/15/18	8,085	8,449
2	CCO Holdings LLC / CCO Holdings Capital Corp.	7.875%	4/30/18	34,080	35,784
2	CCO Holdings LLC / CCO Holdings Capital Corp.	8.125%	4/30/20	34,580	36,655
	Cenveo Corp.	8.875%	2/1/18	48,750	47,470

52

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Cequel Communications Holdings I LLC and Cequel
	Capital Corp.	8.625%	11/15/17	35,065	35,854
	Cincinnati Bell Inc.	8.250%	10/15/17	48,625	48,017
	Cincinnati Bell Inc.	8.750%	3/15/18	55,315	54,070
2	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	9,115	9,571
2	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	48,120	50,887
^	Cricket Communications Inc.	9.375%	11/1/14	79,830	82,824
	Cricket Communications Inc.	7.750%	5/15/16	24,260	25,048
	CSC Holdings LLC	8.500%	4/15/14	20,540	22,183
	CSC Holdings LLC	7.875%	2/15/18	29,580	31,355
	CSC Holdings LLC	7.625%	7/15/18	79,045	82,800
	CSC Holdings LLC	8.625%	2/15/19	10,520	11,519
	Equinix Inc.	8.125%	3/1/18	35,120	36,613
	Frontier Communications Corp.	8.250%	5/1/14	56,450	60,049
2	Frontier Communications Corp.	7.875%	4/15/15	6,910	7,307
2	Frontier Communications Corp.	8.250%	4/15/17	17,625	18,859
	Frontier Communications Corp.	8.125%	10/1/18	58,200	61,401
2	Frontier Communications Corp.	8.500%	4/15/20	21,585	22,988
2	Frontier Communications Corp.	8.750%	4/15/22	14,585	15,314
	GCI Inc.	7.250%	2/15/14	53,475	53,609
2	Inmarsat Finance PLC	7.375%	12/1/17	14,580	14,964
	Intelsat Corp.	9.250%	8/15/14	58,350	60,246
	Intelsat Jackson Holdings SA	9.500%	6/15/16	6,705	7,174
2	Intelsat Jackson Holdings SA	8.500%	11/1/19	14,265	15,085
	Intelsat SA	6.500%	11/1/13	46,555	44,579
	Intelsat Subsidiary Holding Co. SA	8.500%	1/15/13	61,265	62,337
2	Intelsat Subsidiary Holding Co. SA	8.875%	1/15/15	18,095	18,728
	Interpublic Group of Cos. Inc.	6.250%	11/15/14	24,300	25,029
	Interpublic Group of Cos. Inc.	10.000%	7/15/17	26,670	30,971
	Lamar Media Corp.	6.625%	8/15/15	18,680	18,587
2	Lamar Media Corp.	7.875%	4/15/18	11,890	12,306
	Liberty Media LLC	8.500%	7/15/29	14,595	13,792
^	Liberty Media LLC	8.250%	2/1/30	46,115	43,118
	Mediacom Broadband LLC / Mediacom Broadband
	Corp.	8.500%	10/15/15	47,845	48,204
5	MediaNews Group Inc.	6.875%	10/1/13	26,317	3
^	MetroPCS Wireless Inc.	9.250%	11/1/14	68,110	71,260
	MetroPCS Wireless Inc.	9.250%	11/1/14	23,170	24,126
1	Quebecor Media Inc.	7.750%	3/15/16	49,585	50,329
	Quebecor Media Inc.	7.750%	3/15/16	48,600	49,329
	Qwest Communications International Inc.	7.500%	2/15/14	43,490	44,469
2	Qwest Communications International Inc.	8.000%	10/1/15	29,865	31,806
2	Qwest Communications International Inc.	7.125%	4/1/18	26,445	27,371
	Qwest Corp.	6.875%	9/15/33	24,815	23,884
	SBA Telecommunications Inc.	8.000%	8/15/16	19,855	21,294
	SBA Telecommunications Inc.	8.250%	8/15/19	11,105	12,021
2	Sinclair Television Group Inc.	9.250%	11/1/17	29,535	30,716
	Sprint Capital Corp.	6.900%	5/1/19	24,395	23,297
	Sprint Nextel Corp.	6.000%	12/1/16	31,700	29,877
	Videotron Ltee	9.125%	4/15/18	25,380	28,457
2	Virgin Media Secured Finance PLC	6.500%	1/15/18	24,300	25,303
2	Wind Acquisition Finance SA	11.750%	7/15/17	75,775	80,606
	Windstream Corp.	8.125%	8/1/13	11,565	12,331
	Windstream Corp.	8.625%	8/1/16	22,955	23,931
	Windstream Corp.	7.875%	11/1/17	42,820	43,676
2	Windstream Corp.	8.125%	9/1/18	19,440	19,732
	Windstream Corp.	7.000%	3/15/19	9,720	9,404
	Consumer Cyclical (13.6%)
	AMC Entertainment Inc.	8.000%	3/1/14	23,190	23,190
	AMC Entertainment Inc.	8.750%	6/1/19	42,420	44,541
3,4	Ford Motor Credit Co. Bank Loan	3.350%	12/15/13	65,770	63,865
3,4	Ford Motor Credit Co. Bank Loan	3.350%	12/15/13	65,770	63,865
3,4	Ford Motor Credit Co. Bank Loan	3.350%	12/15/13	6,998	6,795

53

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	7.000%	10/1/13	124,665	129,340
Ford Motor Credit Co. LLC	8.000%	12/15/16	47,520	50,668
Ford Motor Credit Co. LLC	6.625%	8/15/17	29,895	29,596
Ford Motor Credit Co. LLC	8.125%	1/15/20	36,025	38,637
Goodyear Tire & Rubber Co.	8.625%	12/1/11	15,000	15,600
Goodyear Tire & Rubber Co.	10.500%	5/15/16	9,690	10,853
Hanesbrands Inc.	8.000%	12/15/16	22,835	23,834
Host Hotels & Resorts LP	7.125%	11/1/13	54,496	55,450
Host Hotels & Resorts LP	6.875%	11/1/14	41,280	42,106
Host Hotels & Resorts LP	6.375%	3/15/15	24,315	24,558
Host Hotels & Resorts LP	6.750%	6/1/16	7,790	7,946
2 Levi Strauss & Co.	7.625%	5/15/20	26,695	27,229
Ltd Brands Inc.	8.500%	6/15/19	4,860	5,382
Ltd Brands Inc.	7.000%	5/1/20	12,460	12,834
Macy's Retail Holdings Inc.	7.450%	7/15/17	23,820	25,964
Macy's Retail Holdings Inc.	6.700%	7/15/34	9,285	8,867
Marquee Holdings Inc.	9.505%	8/15/14	38,405	31,684
MGM Resorts International	6.750%	9/1/12	32,360	30,418
MGM Resorts International	10.375%	5/15/14	35,945	39,584
MGM Resorts International	11.125%	11/15/17	18,780	21,198
2 MGM Resorts International	9.000%	3/15/20	28,925	30,299
Navistar International Corp.	8.250%	11/1/21	56,000	59,220
Phillips-Van Heusen Corp.	7.375%	5/15/20	25,435	26,452
2 QVC Inc.	7.500%	10/1/19	68,345	70,737
Rite Aid Corp.	9.750%	6/12/16	23,335	25,143
^ Rite Aid Corp.	10.375%	7/15/16	36,955	38,248
Rite Aid Corp.	7.500%	3/1/17	22,610	20,632
Royal Caribbean Cruises Ltd.	11.875%	7/15/15	24,250	28,615
Seneca Gaming Corp.	7.250%	5/1/12	22,360	21,997
Service Corp. International/US	7.375%	10/1/14	12,605	13,141
Service Corp. International/US	6.750%	4/1/16	22,998	23,372
Service Corp. International/US	7.000%	6/15/17	38,900	39,581
Service Corp. International/US	7.625%	10/1/18	35,040	36,880
Tenneco Inc.	10.250%	7/15/13	24,697	25,253
2 Tenneco Inc.	7.750%	8/15/18	8,215	8,359
2 TRW Automotive Inc.	7.000%	3/15/14	82,555	84,206
2 TRW Automotive Inc.	7.250%	3/15/17	44,280	44,391
^ Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	6.625%	12/1/14	55,385	57,185
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	6.625%	12/1/14	36,780	37,975
2 Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	11/1/17	34,000	34,935
2 Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	5/1/20	14,590	14,882
2 Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.750%	8/15/20	68,200	69,052
Consumer Noncyclical (13.6%)
ACCO Brands Corp.	10.625%	3/15/15	9,275	10,295
American Stores Co.	7.900%	5/1/17	4,860	4,739
ARAMARK Corp.	8.500%	2/1/15	98,490	101,445
2 BFF International Ltd.	7.250%	1/28/20	58,475	61,065
Bio-Rad Laboratories Inc.	7.500%	8/15/13	5,745	5,802
Bio-Rad Laboratories Inc.	6.125%	12/15/14	10,295	10,475
Bio-Rad Laboratories Inc.	8.000%	9/15/16	12,800	13,696
Biomet Inc.	10.000%	10/15/17	62,020	68,687
Biomet Inc.	11.625%	10/15/17	16,995	19,077
CHS/Community Health Systems Inc.	8.875%	7/15/15	118,160	123,773
Constellation Brands Inc.	7.250%	9/1/16	65,188	67,796
Constellation Brands Inc.	7.250%	5/15/17	26,605	27,636
3 Elan Finance PLC / Elan Finance Corp.	4.436%	11/15/11	29,500	29,170
Elan Finance PLC / Elan Finance Corp.	8.875%	12/1/13	47,530	48,362
2 Elan Finance PLC / Elan Finance Corp.	8.750%	10/15/16	53,305	53,172
2 Fresenius US Finance II Inc.	9.000%	7/15/15	28,475	31,892
HCA Inc.	5.750%	3/15/14	9,135	8,815
HCA Inc.	6.375%	1/15/15	96,955	95,016
HCA Inc.	6.500%	2/15/16	69,575	68,184
HCA Inc.	9.250%	11/15/16	99,230	106,920

54

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HCA Inc.	9.875%	2/15/17	37,945	41,929
	HCA Inc.	8.500%	4/15/19	23,905	26,355
	HCA Inc.	7.690%	6/15/25	4,510	4,149
	IASIS Healthcare LLC / IASIS Capital Corp.	8.750%	6/15/14	36,960	37,514
2	IMS Health Inc.	12.500%	3/1/18	76,475	88,711
	Omnicare Inc.	6.125%	6/1/13	6,565	6,581
	Omnicare Inc.	6.875%	12/15/15	15,615	16,122
2	Smithfield Foods Inc.	10.000%	7/15/14	30,020	33,622
	Smithfield Foods Inc.	7.750%	7/1/17	61,175	59,952
	SUPERVALU Inc.	7.500%	11/15/14	39,355	39,798
	SUPERVALU Inc.	8.000%	5/1/16	69,525	69,699
	Tenet Healthcare Corp.	7.375%	2/1/13	5,755	5,913
	Tenet Healthcare Corp.	9.250%	2/1/15	8,760	9,264
2	Tenet Healthcare Corp.	9.000%	5/1/15	43,890	47,621
2	Tenet Healthcare Corp.	10.000%	5/1/18	19,525	22,210
2	Tenet Healthcare Corp.	8.875%	7/1/19	63,575	69,932
	Tyson Foods Inc.	10.500%	3/1/14	23,660	28,274
	Tyson Foods Inc.	7.850%	4/1/16	47,695	52,584
	Ventas Realty LP / Ventas Capital Corp.	6.625%	10/15/14	20,195	20,548
	Ventas Realty LP / Ventas Capital Corp.	6.500%	6/1/16	17,655	18,052
	Energy (8.5%)
2	Arch Coal Inc.	8.750%	8/1/16	14,090	15,217
2	Calpine Corp.	7.250%	10/15/17	91,618	91,389
	Chesapeake Energy Corp.	9.500%	2/15/15	15,900	17,848
	Chesapeake Energy Corp.	6.625%	1/15/16	15,000	15,300
	Chesapeake Energy Corp.	6.500%	8/15/17	28,700	29,131
	Denbury Resources Inc.	8.250%	2/15/20	19,004	20,334
	Encore Acquisition Co.	9.500%	5/1/16	37,295	40,652
2	Expro Finance Luxembourg SCA	8.500%	12/15/16	70,410	68,641
	Hornbeck Offshore Services Inc.	6.125%	12/1/14	36,695	33,576
	Hornbeck Offshore Services Inc.	8.000%	9/1/17	16,565	15,447
2	McJunkin Red Man Corp.	9.500%	12/15/16	28,310	28,098
	Newfield Exploration Co.	6.625%	4/15/16	23,985	25,064
	Newfield Exploration Co.	7.125%	5/15/18	56,260	59,073
2	Offshore Group Investments Ltd.	11.500%	8/1/15	34,065	34,448
	Peabody Energy Corp.	7.375%	11/1/16	69,675	75,597
	Peabody Energy Corp.	7.875%	11/1/26	47,685	50,546
	Petrohawk Energy Corp.	9.125%	7/15/13	13,465	14,105
	Petrohawk Energy Corp.	10.500%	8/1/14	32,320	36,037
	Petrohawk Energy Corp.	7.875%	6/1/15	27,920	29,037
2	Petroplus Finance Ltd.	6.750%	5/1/14	47,800	43,025
2	Petroplus Finance Ltd.	7.000%	5/1/17	42,225	36,081
	Pioneer Natural Resources Co.	5.875%	7/15/16	35,730	36,468
	Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	71,774
	Pioneer Natural Resources Co.	6.875%	5/1/18	38,405	39,834
	Pioneer Natural Resources Co.	7.200%	1/15/28	12,855	12,937
	Range Resources Corp.	7.500%	10/1/17	19,450	20,398
	Range Resources Corp.	6.750%	8/1/20	13,580	13,631
2	SandRidge Energy Inc.	9.875%	5/15/16	6,745	7,116
2	SandRidge Energy Inc.	8.000%	6/1/18	38,295	38,391
2	SandRidge Energy Inc.	8.750%	1/15/20	17,550	17,813
	Other Industrial (0.5%)
	Virgin Media Finance PLC	9.500%	8/15/16	43,375	48,905
	Virgin Media Finance PLC	8.375%	10/15/19	14,560	15,798
	Technology (6.0%)
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	108,050	72,934
2	Brocade Communications Systems Inc.	6.625%	1/15/18	9,355	9,530
2	Brocade Communications Systems Inc.	6.875%	1/15/20	9,110	9,315
2	Fidelity National Information Services Inc.	7.625%	7/15/17	17,280	17,971
2	Fidelity National Information Services Inc.	7.875%	7/15/20	13,825	14,447
	Flextronics International Ltd.	6.250%	11/15/14	29,846	30,294
^	Freescale Semiconductor Inc.	8.875%	12/15/14	62,235	59,979
^,2	Freescale Semiconductor Inc.	10.125%	3/15/18	57,255	60,977

55

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Freescale Semiconductor Inc.	9.250%	4/15/18	24,300	25,029
	Iron Mountain Inc.	8.000%	6/15/20	22,340	23,457
	Iron Mountain Inc.	8.375%	8/15/21	43,695	46,426
	Jabil Circuit Inc.	7.750%	7/15/16	10,690	11,465
	Jabil Circuit Inc.	8.250%	3/15/18	8,745	9,576
2	Seagate HDD Cayman	6.875%	5/1/20	64,225	63,824
	Seagate Technology HDD Holdings	6.800%	10/1/16	33,035	33,530
2	Seagate Technology International/Cayman Islands	10.000%	5/1/14	48,540	56,913
^,2	Sorenson Communications Inc.	10.500%	2/1/15	46,240	22,658
	SunGard Data Systems Inc.	9.125%	8/15/13	68,250	69,871
	SunGard Data Systems Inc.	10.250%	8/15/15	37,162	38,927
2	Unisys Corp.	12.750%	10/15/14	40,280	45,919
	Transportation (1.3%)
1	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	29,499	28,467
1	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	20,723	19,946
	Hertz Corp.	8.875%	1/1/14	74,935	77,183
^	Hertz Corp.	10.500%	1/1/16	30,355	32,100
					9,093,800
Utilities (7.6%)
	Electric (6.6%)
2	AES Corp.	8.750%	5/15/13	8,182	8,305
	AES Corp.	7.750%	10/15/15	44,790	47,030
	AES Corp.	8.000%	10/15/17	33,505	35,515
	AES Corp.	8.000%	6/1/20	19,980	21,129
	Dynegy Holdings Inc.	8.375%	5/1/16	35,465	28,372
	Dynegy Holdings Inc.	7.750%	6/1/19	22,505	15,754
^	Edison Mission Energy	7.500%	6/15/13	9,920	8,382
	Edison Mission Energy	7.000%	5/15/17	9,660	6,593
	Edison Mission Energy	7.200%	5/15/19	13,950	9,416
	Energy Future Holdings Corp.	5.550%	11/15/14	62,945	35,879
	Energy Future Holdings Corp.	6.500%	11/15/24	52,300	22,489
	Energy Future Holdings Corp.	6.550%	11/15/34	63,425	26,956
1	Homer City Funding LLC	8.734%	10/1/26	49,902	45,161
2	Intergen NV	9.000%	6/30/17	57,635	60,084
2	Ipalco Enterprises Inc.	7.250%	4/1/16	11,985	12,584
1	Midwest Generation LLC	8.560%	1/2/16	9,542	9,446
	Mirant North America LLC	7.375%	12/31/13	69,140	71,214
	NRG Energy Inc.	7.250%	2/1/14	30,145	30,823
	NRG Energy Inc.	7.375%	2/1/16	102,485	104,791
	NRG Energy Inc.	7.375%	1/15/17	69,725	70,945
	RRI Energy Inc.	6.750%	12/15/14	61,078	62,605
	RRI Energy Inc.	7.875%	6/15/17	24,850	23,514
^	Texas Competitive Electric Holdings Co. LLC	10.250%	11/1/15	62,525	42,361
	Natural Gas (1.0%)
	El Paso Corp.	12.000%	12/12/13	16,685	20,022
	El Paso Corp.	7.000%	6/15/17	21,395	22,358
	El Paso Corp.	7.250%	6/1/18	66,150	69,788
	Kinder Morgan Finance Co. ULC	5.700%	1/5/16	15,000	14,963
					926,479

Total Corporate Bonds (Cost $10,939,233)					11,414,635

56

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2010

				Market
				Value
			Shares	($000)

Common Stocks (0.2%)
Financials (0.2%)
* CIT Group Inc. (Cost $26,018)			926,565	33,690

	Coupon

Temporary Cash Investments (3.7%)
Money Market Fund (1.9%)
6,7 Vanguard Market Liquidity Fund	0.297%		224,450,057	224,450

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreement (1.8%)
Goldman, Sachs & Co.
(Dated 7/30/10, Repurchase Value $223,604,000,
collateralized by Government National Mortgage
Assn. 5.000%, 2/15/38-3/15/38)	0.210%	8/2/10	223,600	223,600

Total Temporary Cash Investments (Cost $448,050)				448,050

Total Investments (101.2%) (Cost $11,781,705)				12,283,311
Other Assets and Liabilities—Net (-1.2%)[6]				(151,544)

Net Assets (100%)				12,131,767

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $217,750,000.
* Non-income-producing security.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the aggregate value of these securities was $3,311,785,000, representing 27.3% of net assets.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2010, the aggregate value of these securities was $373,115,000, representing 3.1% of net assets.
5 Non-income-producing security--security in default.
6 Includes $224,450,000 of collateral received for securities on loan.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

57

© 2010 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 392_092010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 23, 2010

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 23, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, is Incorporated by Reference.